UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21864

WisdomTree Trust

(Exact name of registrant as specified in charter)

250 West 34th Street, 3rd Floor

New York, NY 10119

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street

Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 909-9473

Date of fiscal year end: June 30

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Reports to Shareholders are attached herewith.

(b)	Not applicable.

WisdomTree Trust

Annual Report

June 30, 2023

International Equity ETFs:

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

WisdomTree Emerging Markets ESG Fund (RESE)

WisdomTree Emerging Markets ex-China Fund (XC)

WisdomTree International ESG Fund (RESD)

Fixed Income ETFs:

WisdomTree U.S. Corporate Bond Fund (WFIG)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

Efficient Core ETFs:

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

WisdomTree International Efficient Core Fund (NTSI)

WisdomTree U.S. Efficient Core Fund (NTSX)

Megatrends ETFs:

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

WisdomTree BioRevolution Fund (WDNA)

WisdomTree Cloud Computing Fund (WCLD)

WisdomTree Cybersecurity Fund (WCBR)

“WisdomTree” is a registered mark of WisdomTree, Inc. (formerly, WisdomTree Investments, Inc.) and is licensed for use by the WisdomTree Trust.

Market Environment Overview

(unaudited)

U.S. Markets

U.S. equity markets, as measured by the S&P 500 Index (“S&P 500”), returned 19.59% in U.S. dollar (“USD”) terms for the 12-month fiscal period ending June 30, 2023 (the “period”).

After bottoming out in September 2022, U.S. equities climbed higher for the remainder of the period as investors anticipated the end of the Federal Reserve’s (“Fed’s”) rate hike campaign. Record inflation rates began to decelerate, which stoked optimism in equity markets that the Fed’s monetary tightening efforts were working and would soon no longer be needed. Meanwhile, labor markets remained resilient, discouraging pessimists who proposed that a recession was imminent based on the cumulative rate tightening efforts from the Fed. A “soft landing” scenario, where interest rates could rise to combat inflation and then eventually fall back to stable levels without triggering a recession or severely disrupting labor markets, became an increasingly likely possibility.

Inflation grew 6% year-over-year at the end of 2022 and decelerated from its June 2022 peak of 9.1% for the remainder of the period. Meanwhile, the U-3 Unemployment Rate seldom budged from the 3.4-3.7% range, similar to pre-pandemic levels and the lowest since the early 1970s.

With each monthly release of inflation and nonfarm payrolls data, markets parsed the reports for their impact on the future direction of monetary policy, growing increasingly confident that the end of interest rate hikes were in sight by 2023. Despite the optimism, the Fed raised rates a cumulative 350 basis points during the period to combat rising inflation. The Federal Funds Rate began the period at 1.75% and concluded it at 5.25%, which included a sequence of three consecutive hikes of 75 basis points during the summer and fall months of 2022.

Despite these headwinds, equities remained resilient for most of the period and rallied from their lows to finish the period in bull market territory.

Equities were in negative territory during the first quarter of the period as markets tried to discern the future path of monetary policy from the most recent economic data. Stubbornly high inflation persisted despite the Fed’s rate hike efforts. Year-over-year inflation fell from its 9.1% peak in June of 2022, but remained over 8% during the summer months, which disappointed markets after they realized that more interest rate hikes were necessary. During these three months, the Fed raised rates 1.50% further and finished at 3.25% with the expectation of additional future increases. During this period, the S&P 500 lost 4.88% while the Russell 2000 Index (“Russell 2000”) lost 2.19%. After two quarters of declines, real Gross Domestic Product (“GDP”) grew 3.2% quarter-over-quarter.

The September-December quarter of the period offered a modest respite from the volatility that characterized the first half of 2022. Although year-over-year inflation remained high by historical standards, the U.S. began to observe disinflationary pressures, with the headline readings falling from 7.7% to 6.5% by quarter-end. This injected optimism into the markets, which started to have confidence that the Fed’s aggressive policy tightening campaign was working, and an end could be expected. More importantly, markets were encouraged that the Fed might be able to direct a “soft landing” economic scenario, where rate hikes might successfully reduce inflation without engendering a severe recession. The S&P 500 returned a positive 7.56% during the quarter, while the Russell 2000 broke higher by 6.23%. The Fed raised rates another 1.25% during the quarter, concluding 2022 at 4.5% on the Federal Funds Rate. Real GDP grew by 2.6% quarter-over-quarter.

Investors entered 2023 with the same optimism that concluded 2022. They believed that the end of rate hikes and high inflation was imminent, and that a “soft landing” was likely. Disinflationary pressures remained in headline inflation numbers throughout the quarter. The Fed slowed the pace of its rate hike campaign, opting for two consecutive 25 basis point moves to bring the Federal Funds Rate to 5%. The quarter was not without volatility from an unanticipated risk factor, however: the unanticipated threat of a

WisdomTree Trust	1

Market Environment Overview

(unaudited) (continued)

banking crisis triggered by the failure of Silicon Valley Bank, Signature Bank, and others on extremely shaky footing due to depositor runs and mismanaged interest rate risks in their asset portfolios. Optimism plummeted for much of March, with markets giving up the gains they had earned to that point, as fears of contagion and recession from the banking system triggered flashbacks to the Global Financial Crisis of 2007-2009. The Fed acted decisively once again, creating lending facilities to shore up weaker, vulnerable banks, while other institutions helped facilitate the sale of failing banks, which eased investor anxieties and established confidence that contagion would be avoided. Markets finished the quarter much better, with the S&P 500 and Russell 2000 growing 7.50% and 2.74%, respectively. Real GDP remained steady and grew by 2.0%.

The final quarter of the period began slow for equities but finished much stronger. Markets moved slightly higher without many catalysts in April and May, but June offered more excitement. May’s inflation release showed continued deceleration with the year-over-year rate falling 0.9% from April to May, which was essentially matched again in June with a 1.0% deceleration. In just over one full quarter, year-over-year inflation readings were cut in half, falling from 6.0% to 3.0%, much closer to the Fed’s preferred, long-term 2.0% target. Markets were convinced that the end of the rate hike campaign was imminent, and several Fed policymakers expressed that upcoming rate decisions would be “data-dependent”. This insinuated that they no longer had preconceived intentions to continue raising rates, preferring to let the cumulative impact of rate hikes over the past year work its way throughout the economy. They implied that a “pause” before eventually pivoting to rate cuts, when necessary, would be the likely policy path in the interim. Nonetheless, this stoked enthusiasm and risk-on appetite in the equity markets. The S&P 500 and Russell 2000 climbed higher by 8.74% and 5.21%, respectively. Labor markets never soured either, vindicating the “soft landing” supporters, as the unemployment rate finished the period at 3.6%. GDP data is not yet available as of this writing.

Developed International Markets

Developed international equity markets, as measured by the MSCI EAFE Index, returned 18.77% in USD terms during the 12-month fiscal period ending June 30, 2023 (the “period”).

Currency performance was mixed during the period, though most of the G10 basket of currencies weakened versus the USD. The Norwegian krone (-8.29%), Japanese yen (-5.95%), and Swedish krona (-5.31%) were the worst performing currencies, while the Swiss franc (6.64%), British pound (4.31%) and euro (4.05%) were among the few that strengthened versus the USD. The pound and euro benefited from improving interest rate differentials between the U.K. and European markets, which continued to raise rates to combat inflation while the U.S. appeared to be ending its rate hike cycle. The krone struggled as a “petrocurrency”, which is one that is linked to global oil prices, since oil benchmarks and broader commodity prices declined during the period and remained in a narrow trading range for most of the year-to-date 2023 period. The yen, meanwhile, exhibits idiosyncratic weakness, as the Bank of Japan continues to suppress interest rates to stimulate economic growth. As a result, the yen has weakened due to widening interest rate differentials with the rest of the developed world.

Developed international equity markets embarked on a protracted battle against record inflation for most of 2022 after record monetary and fiscal stimulus to support the post-pandemic economic recovery. Risk-off sentiment from the U.S. Federal Reserve’s campaign to combat inflation migrated to developed markets, and the MSCI EAFE plummeted by 9.36% in USD terms during the first quarter of the period. The European Central Bank (“ECB”) began raising its benchmark refinancing rate from -0.5% to positive 0.75%, but investors quickly surmised that more would be needed to combat inflation climbing into double digit range. For context, the ECB held rates below 0% in an effort to stimulate economic growth since about 2014 and has held year-over-year inflation under 2% since roughly 2013, so these developments marked a significant paradigm shift. As the largest component of the developed market universe, Eurozone GDP grew 0.4% during the quarter.

2	WisdomTree Trust

Market Environment Overview

(unaudited) (continued)

After two straight quarters of deep declines, the final quarter of 2022 provided some optimism. Europe began to see disinflationary pressures materialize as inflation rolled off its 10.6% high in October. With signs of the ECB’s rate hike effort working so far, this provided a welcome respite to developed market investors, and the MSCI EAFE Index returned 17.34% in USD terms. Eurozone GDP growth was flat during the quarter, slightly declining by 0.1%. Continuing its fight against inflation, the ECB hiked another 1.25% to bring its refinancing rate up to 2.0% by the end of 2022.

Optimism from the end of 2022 continued into the first quarter of 2023. Disinflation continued in Europe, falling from 9.2% down to 6.9% through March, as the ECB slowed the pace of its rate hike campaign. During the quarter, it raised rates only 1% between two 50 basis point hikes to conclude the period at 3.0%. Rates have not been this high since late 2008 amid a policy rate easing campaign during the Global Financial Crisis. Markets began to believe the end of the fight against inflation was in sight, and the MSCI EAFE Index returned 8.47% in USD terms. The quarter finished on a resounding note, despite fears of a banking crisis originating in the U.S. spreading overseas. Credit Suisse faced major solvency issues, but a crisis was averted after regulators helped facilitate a sale to UBS to stabilize the banking system, which appeased markets and contributed to the strong finish for the quarter. Despite the banking scare, eurozone GDP was mostly flat, though it slightly fell 0.1% quarter-over-quarter.

The final quarter of the period, March to June 2023, saw the MSCI EAFE Index return 2.95% in USD terms. The ECB continued its rate hike campaign amid its battle with high inflation, bringing its refinancing rate up to 4.0%. Despite a slight pickup from 6.9% to 7.0% in April compared to the month prior, year-over-year inflation continued to fall through the end of the quarter, registering at 6.1% in May and 5.5% in June. Markets have been intently watching the ECB for any signals about the future path of monetary policy, though markets are expecting a 25-basis point increase in July to 3.75%. Beyond that, expectations are that the ECB will follow the lead of the U.S. Federal Reserve, which indicated it will be more “data-dependent” for future policy rate decisions. Markets are becoming optimistic that rate hikes are nearing their conclusion, as a result.

Global Markets/Emerging Markets

Global equity markets, as measured by the MSCI All Country World Index (ACWI), returned 16.53% in USD terms for the 12-month fiscal period ending June 30, 2023 (the “period”). Emerging markets (“EM”) (measured by the MSCI Emerging Markets Index) moved slightly higher, rising 1.75% in USD terms.

Currency performance was mixed during the period. The major emerging market currencies to strengthen versus the USD were the Mexican peso (17.48%), Brazilian real (9.85%), and Singaporean dollar (2.82%). Most others weakened versus the USD, including the Argentine peso (-51.23%), Russian ruble (-39.35%), Turkish lira (-35.81%), Chinese yuan renminbi (-7.64%), and Indian rupee (-3.74%).

Global equities generally advanced during the period, as most regions began to benefit from prevailing risk-on appetite that materialized in late 2022 and early 2023. Global central banks were forced to raise interest rates at various intervals to combat rising inflation, which eventually began to cool and encouraged investors that the end of the rising rate cycle was imminent. EM followed suit, though to varying degrees as each region encountered idiosyncratic issues that diverged their policy pathways.

Global equities fell about 7% in USD terms during the first quarter of the period, while the selloff in EM was more pronounced, falling over 11.5%. Many regions began to experience peak inflation at this point, which cemented the global monetary policy trajectory for the near future. More rate hikes would be needed to combat inflation, and central banks continued to do so. Equities remained under constant pressure as a result. As the largest component of the EM universe, China’s economy bounced back after lackluster growth in early 2022, growing by about 3.9% during the June to September quarter.

WisdomTree Trust	3

Market Environment Overview

(unaudited) (concluded)

Markets regained their footing heading into the second quarter of the period and the final quarter of 2022, returning about 9.76% in USD terms. EM followed suit, returning 9.7% in USD terms. As disinflationary pressures became evident, investors became encouraged that the end of policy tightening was in sight, which encouraged the possibility of a soft economic landing around the world. EM specifically also got a boost from the surprise announcement in the fall that China would be suspending its COVID Zero policy, thereby formally “reopening” its economy. On these revived growth prospects, China got an overdue tailwind, which spread to EM as the heavyweight allocation within most EM indexes. Despite this, Chinese economic growth was flat to end the year.

Optimistic sentiment persisted into the first quarter of 2023. Global equities returned 7.31% and EM returned just under 4%, both in USD terms. Economic data releases seemed to confirm ongoing disinflationary pressures, which supported investors’ sentiments that the end of rate hikes was on the horizon. Notably, markets survived the specter of a banking crisis in the U.S. that, at one point, threatened the global banking system via contagion. This fear was quickly dispelled as the failing banks were isolated and equities resumed their upward trajectory that characterized much of the first quarter.

During the final quarter of the period, global equities returned 6.18% in USD terms while EM grew by 0.9%. Most major economies remained resilient despite the cumulative effect of monetary tightening, which encouraged the idea of a soft landing around the world. Inflation continued to decelerate toward stable, tolerable levels over the long-term and investors remained optimistic. EM, however, continued to struggle as economic growth in China continues to sputter. Export data has been discouraging and several other barometers have missed expectations. That continued to weigh on prospects for the broader region as a whole as markets await steady improvement.

Fixed Income

U.S. fixed income performance was volatile amid a transforming economic landscape and changes in investor risk sentiment. The Bloomberg U.S. Aggregate Bond Index, a gauge of the broad U.S. fixed income market, fell about 1% during the period, with the deepest declines observed during the first four months of the period. U.S. Treasury yields, a barometer for domestic interest rates due to its relationship with the Fed funds rate at the short end of the yield curve and future economic growth prospects at the long end, rose while the slope and shape changed throughout the period. Yields on shorter-dated tenors began the period near 1-3%, commensurate with prevailing Fed’s monetary policy activity, but finished the period well above 5% as Treasury investors kept pace with policy activity. Longer-dated yields rose as well, though the 10-year Treasury yield (the market’s preferred indication of overall U.S. Treasury yields) varied during the period as the market digested the possibility that the Fed would have to raise rates high enough to tip the U.S. economy into recession just to combat historic inflation. The 10-year yield began the period at 2.98%, rose as high 4.24%, and then fell to 3.98% to conclude the period. Overall, the long-dated end of the curve rose by much less than front-end, which inverted the yield curve and sparked fears of recession due to curve inversion historically being a leading recessionary indicator.

Despite this, bullish sentiment in riskier fixed income sectors prevailed and fixed income markets climbed off their lows during the period from late-2022 through the end of June 2023. High yield corporate bonds, proxied by the Bloomberg U.S. Corporate High Yield Index, gained about 9% over the entire 12-month period, as many investors believed the Fed would achieve a soft landing without economic ramifications that would disproportionately harm riskier corporate borrowers. Investment grade credit was also successful, though to a lesser extent, as the Bloomberg U.S. Corporate Index returned 1.55%. Corporate and high yield spreads remained relatively rangebound near their longer-term lows, as investors remained confident that corporate balance sheets would remain resilient and a large default wave would be avoided.

4	WisdomTree Trust

Information about Performance and Shareholder Expense Examples (unaudited)

Performance

The performance tables on the following pages are provided for comparative purposes and represent the period noted. Each Fund’s per share net asset value (“NAV”) is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and the market price return is based on the market price per share of the Fund. The price used to calculate market price returns is the midpoint of the bid and ask price for Fund shares as of the close of trading on the exchange where Fund shares are listed. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange traded funds (“ETFs”), NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessments of the underlying value of a Fund’s portfolio securities.

Fund shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Fund NAV returns are calculated using a Fund’s daily 4:00 p.m. eastern time NAV. Market price returns reflect the midpoint of the bid and ask price as of the close of trading on the exchange where Fund shares are listed. Market price returns do not represent the returns you would receive if you traded shares at other times. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Total returns for a period of less than one year are cumulative.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than quoted. Investment returns and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance information visit www.wisdomtree.com/investments.

An index is a statistical measure of a specified financial market or sector. An index does not actually hold a portfolio of securities, incur expenses or pay any transaction costs. Therefore, index returns do not reflect deductions for fees or expenses and an index is not available for direct investment. In comparison, the Funds’ performance is negatively impacted by these deductions. Fund returns do not reflect brokerage commissions or taxes on transactions in Fund shares or taxes that a shareholder would pay on Fund distributions. Past performance is no guarantee of future results.

Shareholder Expense Examples

Each Fund’s performance table is accompanied by a shareholder expense example. As a shareholder of a WisdomTree Fund, you incur two types of cost: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 to June 30, 2023. Except where noted, expenses are calculated using each Fund’s annualized expense ratio (after the effect of contractual or voluntary fee waivers, if any), multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period). The annualized expense ratio does not include acquired fund fees and expenses (“AFFEs”), which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies.

Actual expenses

The first line in the shareholder expense example table shown on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line in the shareholder expense example table shown on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WisdomTree Trust	5

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

Sector Breakdown†

Sector	% of Net Assets
Financials	21.6%
Industrials	13.2%
Consumer Discretionary	10.7%
Materials	10.7%
Consumer Staples	8.8%
Health Care	8.4%
Communication Services	6.6%
Energy	6.4%
Utilities	5.2%
Real Estate	4.2%
Information Technology	3.6%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
BHP Group Ltd.	3.6%
Novartis AG, Registered Shares	1.9%
Nestle SA, Registered Shares	1.6%
Shell PLC	1.6%
LVMH Moet Hennessy Louis Vuitton SE	1.6%
HSBC Holdings PLC	1.6%
TotalEnergies SE	1.4%
Roche Holding AG	1.2%
Rio Tinto PLC	1.1%
Toyota Motor Corp.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Equity Index (the “Index”). In seeking to track the Index, the Fund invests in dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar (“USD”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 17.18% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund benefited from positions in Health Care, entirely due to positive allocation effects, and Consumer Staples, due to an almost even split of positive allocation and stock selection. Industrials and Information Technology were the two greatest detractors due to a mix of both poor allocation and stock selection effects in each. From a country perspective, only Switzerland had a notable positive impact, which was due to positive stock selection. The Netherlands and France detracted from performance due to poor stock selection. Currency performance was mixed during the period. The Fund was almost entirely hedged against the Swiss franc, which strengthened against the USD and therefore negatively impacted returns. The opposite occurred with the Norwegian krone, which was almost entirely hedged but weakened by over 8% versus the USD and was therefore additive to returns. The Fund was roughly half-hedged against movements in the euro (“EUR”), British pound (“GBP”), and Japanese yen (“JPY”), where the former two strengthened versus the USD and the latter weakened. Performance effects due to these currencies would have been stronger if the Fund had been completely unhedged against the EUR and GBP and completely hedged against the JPY.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,097.50	0.40%	$2.08
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	17.18%	11.92%	5.55%	7.60%
Fund Market Price Returns	16.60%	11.96%	5.62%	7.64%
WisdomTree Dynamic Currency Hedged International Equity Index	17.44%	12.12%	5.79%	7.79%
MSCI EAFE Local Currency Index	17.50%	11.73%	6.42%	7.61%
MSCI EAFE Index	18.77%	8.93%	4.39%	6.57%
MSCI EAFE Value Index	17.40%	11.34%	2.93%	5.48%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

6	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

Sector Breakdown†

Sector	% of Net Assets
Industrials	24.3%
Financials	13.7%
Consumer Discretionary	13.6%
Materials	12.6%
Real Estate	10.8%
Information Technology	7.6%
Consumer Staples	5.3%
Health Care	3.9%
Communication Services	3.6%
Utilities	2.0%
Energy	1.8%
Other Assets less Liabilities‡	0.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
SSAB AB, Class A	0.8%
D/S Norden A/S	0.7%
Sims Ltd.	0.6%
Azimut Holding SpA	0.6%
Coface SA	0.6%
Sydbank A/S	0.6%
Charter Hall Long Wale REIT	0.6%
Deterra Royalties Ltd.	0.5%
Keppel DC REIT	0.5%
VGP NV	0.5%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International SmallCap Equity Index (the “Index”). In seeking to track the Index, the Fund invests in the small-capitalization segment of dividend-paying companies in the industrialized world outside the U.S. and Canada while at the same time dynamically hedging exposure to fluctuations of the value of the applicable foreign currencies relative to the U.S. dollar (“USD”). The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 10.27% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund benefited from positions in Real Estate and Health Care due to a mixture of allocation and stock selection effects within each, though neither made an outsized impact. Poor stock selection across Information Technology, Financials and Utilities detracted from performance, although most impacts were modest. Strong stock selection in Japan and Finland were additive, while poor stock selection in the Netherlands and Israel detracted. Currency performance was mixed during the period. The Fund was almost entirely hedged against the Swiss franc, which strengthened against the USD and therefore negatively impacted returns. The opposite occurred with the Norwegian krone, which was almost entirely hedged but weakened by over 8% versus the USD and was therefore additive to returns. The Fund was roughly half-hedged against movements in the euro (“EUR”), British pound (“GBP”), and Japanese yen (“JPY”), where the former two strengthened versus the USD and the latter weakened. Performance effects due to these currencies would have been stronger if the Fund had been completely unhedged against the EUR and GBP and completely hedged against the JPY.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,067.20	0.48%	$2.46
Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	0.48%	$2.41

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	10.27%	10.64%	3.55%	6.97%
Fund Market Price Returns	9.79%	10.95%	3.60%	7.14%
WisdomTree Dynamic Currency Hedged International SmallCap Equity Index	10.53%	11.03%	3.88%	7.36%
MSCI EAFE Small Cap Local Currency Index	11.13%	9.25%	3.76%	6.92%
MSCI EAFE Small Cap Index	10.18%	5.70%	1.31%	5.59%
MSCI EAFE Small Cap Value Index	10.87%	8.68%	1.24%	5.38%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on January 7, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	7

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Emerging Markets ESG Fund (RESE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	24.7%
Financials	19.0%
Consumer Discretionary	15.2%
Consumer Staples	9.5%
Materials	8.4%
Communication Services	7.5%
Industrials	6.4%
Health Care	4.6%
Real Estate	2.2%
Utilities	2.1%
Other Assets less Liabilities‡	0.4%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	6.9%
Samsung Electronics Co. Ltd.	4.1%
Alibaba Group Holding Ltd.	2.6%
Infosys Ltd.	1.0%
ICICI Bank Ltd.	1.0%
Ping An Insurance Group Co. of China Ltd., Class H	1.0%
NetEase, Inc.	0.9%
Bank Central Asia Tbk PT	0.8%
Telefonica Brasil SA	0.8%
Grupo Bimbo SAB de CV, Series A	0.7%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in emerging markets that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned 3.82% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund benefited from positions in Financials and Information Technology, two sectors that score highly on ESG metrics, due to strong stock selection. Poor allocation effects led to Consumer Discretionary being a performance detractor, while poor stock selection effects led to Communication Services negatively weighing on performance as well. Excluding Energy, as part of the ESG methodology, was also detrimental during the period, as Energy was a strong performer within broad emerging markets. Taiwan and Mexico were the strongest contributors at the country level, due to a mix of allocation and stock selection effects in each. Poor stock selection in China led to it being the largest detractor.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,051.90	0.32%	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	3.82%	3.39%	1.32%	5.11%
Fund Market Price Returns[2]	2.79%	3.53%	1.25%	5.12%
MSCI Emerging Markets Extended ESG Focus Index[3]	0.74%	1.99%	1.24%	N/A
MSCI Emerging Markets Index	1.75%	2.32%	0.93%	5.36%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 7, 2016.
[2]

The Fund’s objectives and strategies changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Emerging Markets Dividend Fund (DVEM) and tracked the performance, before fees and expenses, of the WisdomTree Emerging Markets Dividend Index.

[3]	The MSCI Emerging Markets Extended ESG Focus Index began on March 27, 2018 and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Emerging Markets ex-China Fund (XC)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	30.6%
Financials	18.3%
Consumer Discretionary	9.9%
Materials	9.4%
Consumer Staples	9.2%
Industrials	6.7%
Communication Services	4.8%
Energy	4.3%
Health Care	4.2%
Real Estate	1.3%
Utilities	1.0%
Other Assets less Liabilities‡	0.3%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	10.0%
Samsung Electronics Co. Ltd.	6.6%
Reliance Industries Ltd.	3.2%
Infosys Ltd.	1.8%
ICICI Bank Ltd.	1.8%
Bank Central Asia Tbk PT	1.4%
Al Rajhi Bank	1.3%
Hon Hai Precision Industry Co. Ltd.	1.2%
Naspers Ltd., Class N	1.1%
SK Hynix, Inc.	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets ex-China Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Emerging Markets ex-China Index (the “Index”). In seeking to track the Index, the Fund primarily invests in common stocks issued by companies in emerging markets, excluding companies incorporated or domiciled (i.e., maintain their principal place of business) in China and excluding common stocks of “state-owned enterprises”, which is defined as companies with over 20% government ownership. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities of the Index.

The Fund returned 11.59% at net asset value (“NAV”) between inception in September 2022 through the period ended June 30, 2023 (for more complete performance information please see the table below). The Fund benefited from positions in the Information Technology sector due to a combination of allocation and stock selection effects. Industrials and Materials were also additive due to positive stock selection. Energy, Utilities and Financials were detractors due to poor stock selection in these sectors. A lack of exposure to Chinese equities was additive during the period as China underperformed broader emerging markets stocks, resulting in a positive allocation effect for the Fund. Taiwan and South Korea were strong performers within emerging markets, and overweights to each region also resulted in strong allocation effects. An overweight to India during a period where it lagged broader emerging markets resulted in a negative allocation effect, exacerbated by poor stock selection as well. The Fund also avoids state-owned enterprises (“SOEs”) in its methodology, which resulted in a positive allocation effect during the period since SOEs lagged non-SOEs.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,113.20	0.32%	$1.68
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

Cumulative Total Return

Since Inception[1]
Fund NAV Returns	11.59%
Fund Market Price Returns	12.28%
WisdomTree Emerging Markets ex-China Index	12.27%
MSCI Emerging Markets ex-China Index	11.33%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on September 22, 2022.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	9

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree International ESG Fund (RESD)

Sector Breakdown†

Sector	% of Net Assets
Financials	20.9%
Health Care	14.3%
Industrials	14.2%
Consumer Staples	11.8%
Consumer Discretionary	11.8%
Information Technology	8.5%
Materials	5.9%
Communication Services	5.9%
Utilities	5.0%
Real Estate	1.1%
Other Assets less Liabilities‡	0.6%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle SA, Registered Shares	2.8%
Novo Nordisk A/S, Class B	2.8%
Novartis AG, Registered Shares	1.8%
SAP SE	1.6%
AstraZeneca PLC	1.5%
Roche Holding AG	1.5%
HSBC Holdings PLC	1.5%
Unilever PLC	1.3%
Iberdrola SA	1.1%
Sanofi	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International ESG Fund (the “Fund”) is actively managed using a model-based approach seeking capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of issuers in developed markets excluding the U.S. and Canada that exhibit certain characteristics believed to be indicative of positive future returns as well as incorporating favorable environmental, social, and governance (“ESG”) characteristics.

The Fund returned 15.77% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund benefited from positions in Real Estate and Consumer Staples due to allocation effects in the former and stock selection effects in the latter. Excluding Energy, as part of the ESG methodology, led to a positive allocation effect since Energy lagged broader developed markets during the period. Industrials and Information Technology were detrimental for performance due to poor stock selection in each. Positive stock selection in the United Kingdom and strong allocation effects in Hong Kong resulted in positive contributions. Poor stock selection in Japan and France negatively impacted performance more than any other country allocation.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,123.20	0.30%	$1.58
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	0.30%	$1.51

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns[2]	15.77%	7.47%	5.95%	8.45%
Fund Market Price Returns[2]	16.28%	7.67%	6.06%	8.55%
MSCI EAFE Extended ESG Focus Index[3]	18.94%	9.09%	4.81%	N/A
MSCI EAFE Index	18.77%	8.93%	4.39%	6.70%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on November 3, 2016.

[2]

The Fund’s objective and strategy changed effective March 16, 2020. Prior to March 16, 2020, Fund performance reflects the investment objective of the Fund when it was the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund (DHDG) and tracked the performance, before fees and expenses, of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Index.

[3]	The MSCI EAFE Extended ESG Focus Index began on March 27, 2018 and the line graph for the Index begins at the same value as the Fund on that date.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

10	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree U.S. Corporate Bond Fund (WFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	33.0%
Health Care	13.0%
Information Technology	10.9%
Utilities	7.4%
Communication Services	6.2%
Industrials	6.0%
Consumer Staples	5.7%
Consumer Discretionary	5.2%
Energy	5.2%
Materials	4.1%
Real Estate	1.6%
U.S. Government Obligations	0.6%
Other Assets less Liabilities‡	1.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
International Business Machines Corp., 3.50%, 5/15/29	1.8%
Marriott International, Inc., 5.75%, 5/1/25, Series EE	1.7%
Morgan Stanley, 3.95%, 4/23/27	1.7%
Bank of America Corp., 3.19%, 7/23/30	1.6%
Steel Dynamics, Inc., 5.00%, 12/15/26	1.5%
HCA, Inc., 4.13%, 6/15/29	1.5%
JPMorgan Chase & Co., 4.08%, 4/26/26	1.5%
Broadridge Financial Solutions, Inc., 3.40%, 6/27/26	1.5%
UnitedHealth Group, Inc., 3.38%, 4/15/27	1.5%
Omnicom Group, Inc., 4.20%, 6/1/30	1.4%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 1.69% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). During the period, the Fund did benefit slightly from a full allocation into corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. Corporate bonds slightly outperformed the broad U.S. aggregate bond market. The Fund concentrates nearly 100% of its weight in debt issued by public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. Investment grade corporate bond credit spreads tightened in aggregate by 20% over the period (1.64% credit spread at the beginning of the period versus 1.30% credit spread at the end of the period). Asset classes that are typically described as “risk-on”, like corporate debt, generate negative performance during the first half of the period as the global markets continued to grapple with persistent inflation, global supply chain concerns, global pressures on energy, and lockdowns in China because of the impacts of the COVID-19 pandemic. During the 2023 year-to-date period, there has been a reversal in the markets and many risk-on asset classes have rallied. The Fund’s largest sector weights were in more cyclical sectors like Financials and Utilities, which have generally performed better during the inflation driven markets in the first half of the period vs. the growth-oriented sectors like Information Technology and Consumer Services during the second half of the period. Another significant detractor to the Fund’s performance was the intermediate levels of duration risk in the Fund and the resulting impact on performance during a period that saw significant aggregate rate increases. The negative impact caused by the rising interest rate environment was partially offset by the elevated coupons seen throughout bonds presently. The Fund’s approach of screening out potential at-risk issuers to maintain quality in the portfolio helped alleviate some performance volatility and downgrade risk.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,033.10	0.18%	$0.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.69%	-3.82%	1.48%	1.35%
Fund Market Price Returns	1.91%	-3.86%	1.68%	1.36%
WisdomTree U.S. Corporate Bond Index	2.00%	-3.50%	1.67%	1.67%
ICE BofA Merrill Lynch U.S. Corporate Index	1.41%	-3.25%	1.82%	1.84%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	11

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

Sector Breakdown†

Sector	% of Net Assets
Consumer Discretionary	15.6%
Energy	13.7%
Communication Services	11.9%
Financials	10.7%
Health Care	9.7%
Industrials	9.4%
Information Technology	7.5%
Consumer Staples	6.1%
Real Estate	5.7%
Materials	3.9%
Utilities	3.0%
Other Assets less Liabilities‡	2.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
NGL Energy Operating LLC / NGL Energy Finance Corp., 7.50%, 2/1/26	0.8%
Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27	0.7%
CHS / Community Health Systems, Inc., 4.75%, 2/15/31	0.7%
Level 3 Financing, Inc., 10.50%, 5/15/30	0.7%
Genesis Energy LP / Genesis Energy Finance Corp., 7.75%, 2/1/28	0.7%
DISH DBS Corp., 7.75%, 7/1/26	0.7%
Post Holdings, Inc., 4.50%, 9/15/31	0.6%
Transocean, Inc., 11.50%, 1/30/27	0.6%
Centene Corp., 3.00%, 10/15/30	0.6%
Ford Motor Co., 4.75%, 1/15/43	0.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. High Yield Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. High Yield Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the U.S. non-investment grade corporate bond (“junk bond” or “high yield”) market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 6.42% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). During the period, the Fund benefitted from a full allocation into high yield (“HY”) corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. In addition, HY corporate bonds outperformed investment grade corporate bonds during the period. The Fund concentrates nearly 100% of its weight in debt issued by HY public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. HY corporate bond credit spreads tightened consistently by 31% over the period (5.87% HY credit spread at the beginning of the period versus 4.05% HY credit spread at the end of the period). Asset classes that are typically described as “risk-on”, like HY corporate debt, have continued to rally from elevated coupons throughout the fiscal period and a strong 2023 year-to-date market rebound. One of the Fund’s larger sector weights in Energy served as a first half of the period tailwind but a second half of the period headwind as Energy and Commodities sectors broadly have stabilized and have seen prices come down off of their former highs with easing inflation. The Fund’s relative underweight to duration when compared to the broader fixed income market served as a benefit in a higher interest rate environment over the entire period. The Fund’s approach of screening out potential at-risk issuers helped alleviate some performance volatility and default risk. However, the Fund was underweighting the lowest quality HY bonds, mainly bonds rated CCC and below, which had better performance when compared to higher quality HY securities during this risk-on rally.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,034.60	0.38%	$1.92
Hypothetical (5% return before expenses)	$1,000.00	$1,022.91	0.38%	$1.91

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	6.42%	1.71%	2.71%	3.68%
Fund Market Price Returns	6.38%	1.68%	3.07%	3.73%
WisdomTree U.S. High Yield Corporate Bond Index	7.39%	2.41%	2.98%	4.34%
ICE BofA Merrill Lynch U.S. High Yield Index	8.87%	3.21%	3.19%	4.62%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

12	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

Sector Breakdown†

Sector	% of Net Assets
Financials	40.1%
Information Technology	11.9%
Health Care	9.7%
Consumer Staples	6.9%
Consumer Discretionary	6.2%
Industrials	5.9%
Utilities	5.4%
Energy	5.3%
Communication Services	3.7%
Materials	1.9%
Real Estate	1.7%
Investment Company	0.3%
Other Assets less Liabilities‡	1.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Goldman Sachs Group, Inc., 5.95%, 1/15/27	1.2%
Oracle Corp., 1.65%, 3/25/26	1.0%
JPMorgan Chase & Co., 4.25%, 10/1/27	1.0%
Citigroup, Inc., 4.45%, 9/29/27	1.0%
Wells Fargo & Co., 4.30%, 7/22/27	1.0%
Dell International LLC / EMC Corp., 6.02%, 6/15/26	0.9%
JPMorgan Chase & Co., 3.22%, 3/1/25	0.9%
JPMorgan Chase & Co., 2.08%, 4/22/26	0.8%
Morgan Stanley, 2.19%, 4/28/26	0.8%
VMware, Inc., 1.40%, 8/15/26	0.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Short-Term Corporate Bond Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree U.S. Short-Term Corporate Bond Index (the “Index”). In seeking to track the Index, the Fund primarily invests in issuers in the short-term U.S. investment grade corporate bond market that are deemed to exhibit favorable fundamentals and opportunities for income. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 1.59% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). During the period, the Fund did benefit slightly from a full allocation into corporate bonds when compared to a broad aggregate U.S. bond universe that includes other asset classes like U.S. Treasury bonds, agency debt, and securitized debt. Corporate bonds slightly outperformed the broad U.S. aggregate bond market. The Fund concentrates nearly 100% of its weight in debt issued by public corporations and these securities benefit in performance when credit spreads (the difference in yield between U.S. Treasury bonds and another debt security with the same maturity but of lesser quality) tighten. Investment grade corporate bond credit spreads tightened in aggregate by 20% over the period (1.64% credit spread at the beginning of the period versus 1.30% credit spread at the end of the period). Asset classes that are typically described as “risk-on”, like corporate debt, generate negative performance during the first half of the period as the global markets continued to grapple with rampant inflation, global supply chain concerns, global pressures on energy, and lockdowns in China because of the impacts of the COVID-19 pandemic. During the 2023 year-to-date period, there has been a reversal in the markets and many risk-on asset classes have rallied. The Fund’s largest sector weights were in more cyclical sectors like Financials and Utilities, which have generally performed better during these inflation driven markets in the first half of the period vs. the growth-oriented sectors like Information Technology and Consumer Services during the second half of the period. The Fund’s approach of screening out potential at-risk issuers helped alleviate some performance volatility and downgrade risk. Given that the Fund is targeting shorter term maturities, performance was marginally better when compared to longer-term bonds, but this was partially offset by lower coupons.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,017.60	0.18%	$0.90
Hypothetical (5% return before expenses)	$1,000.00	$1,023.90	0.18%	$0.90

Performance

	Average Annual Total Return

	1 Year	3 Year	5 Year	Since Inception[1]
Fund NAV Returns	1.59%	-1.07%	1.35%	1.20%
Fund Market Price Returns	1.70%	-1.14%	1.49%	1.17%
WisdomTree U.S. Short-Term Corporate Bond Index	2.01%	-0.71%	1.72%	1.60%
ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index	1.70%	-0.85%	1.85%	1.69%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on April 27, 2016.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	13

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	22.1%
Financials	19.4%
Consumer Discretionary	13.2%
Communication Services	9.4%
Materials	7.4%
Consumer Staples	6.0%
Energy	4.6%
Industrials	3.3%
Health Care	2.9%
Utilities	1.8%
Real Estate	1.1%
Other Assets less Liabilities‡	8.8%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	7.6%
Samsung Electronics Co. Ltd.	5.3%
Tencent Holdings Ltd.	4.3%
Alibaba Group Holding Ltd.	2.8%
Naspers Ltd., Class N	1.6%
Reliance Industries Ltd.	1.6%
Meituan, Class B	1.2%
China Construction Bank Corp., Class H	1.2%
Petroleo Brasileiro SA	1.1%
Housing Development Finance Corp. Ltd.	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Emerging Markets Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by primarily investing in emerging markets equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in emerging market equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned -0.41% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund’s positions in equities generated modest returns whereas the fixed income exposure detracted from performance. While markets were volatile to start the period, emerging market equity performance bottomed in October 2022. From then, Information Technology and Financial stocks were strong performers whereas Consumer Discretionary and Communication Services were the primary detractors. This resulted in modestly positive returns for the period. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, through use of U.S. Treasury futures contracts, which had negative performance during the period as U.S. interest rates increased. The enhanced exposure compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the slightly better performance for the Fund.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,053.90	0.32%	$1.63
Hypothetical (5% return before expenses)	$1,000.00	$1,023.21	0.32%	$1.61

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	-0.41%	-13.33%
Fund Market Price Returns	0.68%	-12.93%
MSCI Emerging Markets Index	-1.12%	-12.97%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 20, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

14	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree International Efficient Core Fund (NTSI)

Sector Breakdown†

Sector	% of Net Assets
Financials	16.4%
Industrials	14.3%
Health Care	12.5%
Consumer Discretionary	12.0%
Consumer Staples	9.7%
Information Technology	7.7%
Materials	6.6%
Energy	4.1%
Communication Services	3.7%
Utilities	2.7%
Real Estate	1.3%
Other Assets less Liabilities‡	9.0%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Nestle SA, Registered Shares	2.2%
ASML Holding NV	2.1%
LVMH Moet Hennessy Louis Vuitton SE	1.7%
Novo Nordisk A/S, Class B	1.7%
Shell PLC	1.5%
Novartis AG, Registered Shares	1.4%
Roche Holding AG	1.4%
Toyota Motor Corp.	1.3%
AstraZeneca PLC	1.2%
HSBC Holdings PLC	1.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree International Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by primarily investing in international equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in international equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned 13.35% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund’s positions in equities generated strong returns whereas the fixed income exposure detracted from performance. While markets were volatile to start the period, international equity performance bottomed in October 2022. From then, Information Technology and Consumer Discretionary stocks were strong performers leading the market higher. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, through use of U.S. Treasury futures contracts, which had negative performance during the period as U.S. interest rates increased. The enhanced exposure provided by the investment in U.S. Treasury futures contracts compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the slightly better performance for the Fund as compared to traditional 60% equity/40% bond portfolios.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,104.00	0.26%	$1.36
Hypothetical (5% return before expenses)	$1,000.00	$1,023.51	0.26%	$1.30

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	13.35%	-4.10%
Fund Market Price Returns	13.94%	-3.82%
MSCI EAFE Index	18.77%	-0.65%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on May 20, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	15

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree U.S. Efficient Core Fund (NTSX)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	26.2%
Health Care	12.0%
Financials	11.6%
Consumer Discretionary	9.9%
Industrials	7.8%
Communication Services	7.8%
Consumer Staples	6.0%
Energy	3.6%
Utilities	2.2%
Materials	2.1%
Real Estate	2.1%
Other Assets less Liabilities‡	8.7%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Apple, Inc.	7.1%
Microsoft Corp.	6.2%
Amazon.com, Inc.	3.0%
NVIDIA Corp.	2.5%
Tesla, Inc.	1.8%
Alphabet, Inc., Class A	1.8%
Alphabet, Inc., Class C	1.5%
Meta Platforms, Inc., Class A	1.5%
UnitedHealth Group, Inc.	1.1%
JPMorgan Chase & Co.	1.1%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree U.S. Efficient Core Fund (the “Fund”) is actively managed using a model-based approach seeking total return. The Fund seeks to achieve its investment objective by investing in large-capitalization U.S. equity securities and U.S. Treasury futures contracts. Under normal circumstances, the Fund will invest approximately 90% of its net assets in U.S. equity securities and the notional exposure to the U.S. Treasury futures contracts’ positions will represent approximately 60% of the Fund’s net assets.

The Fund returned 12.68% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund’s positions in equities generated strong returns whereas the fixed income exposure detracted from performance. While markets were volatile to start the period, U.S. equity performance bottomed in October 2022. From then, Information Technology and Consumer Discretionary stocks were strong performers leading the market higher. The Fund utilized derivatives contracts to obtain broad-based fixed income exposure, through use of U.S. Treasury futures contracts, which had negative performance during the period as U.S. interest rates increased. The enhanced exposure provided by the investment in U.S. Treasury futures contracts compared to traditional 60% equity and 40% bond portfolios magnified the Fund’s returns and resulted in the slightly better performance for the Fund as compared to traditional 60% equity/40% bond portfolios.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,149.50	0.20%	$1.07
Hypothetical (5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	12.68%	7.85%	9.63%
Fund Market Price Returns	12.98%	7.80%	9.62%
60% S&P 500® Index / 40% Bloomberg U.S. Aggregate Index Composite	11.06%	7.10%	7.84%
S&P 500® Index	19.59%	14.60%	11.61%
[1]	Total returns are calculated based on the commencement of Fund trading on the NYSE Arca, Inc. on August 2, 2018.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

16	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	79.9%
Consumer Discretionary	6.5%
Communication Services	4.9%
Industrials	4.6%
Health Care	3.5%
Financials	0.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
NVIDIA Corp.	2.5%
Alchip Technologies Ltd.	2.2%
Meta Platforms, Inc., Class A	2.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.1%
STMicroelectronics NV	2.0%
Advanced Micro Devices, Inc.	2.0%
Synopsys, Inc.	2.0%
Lattice Semiconductor Corp.	2.0%
IonQ, Inc.	2.0%
Cerence, Inc.	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Artificial Intelligence and Innovation Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Artificial Intelligence & Innovation Index (the “Index”). In seeking to track the Index, the Fund primarily invests in equity securities of exchange-listed companies globally, including developed countries and emerging markets throughout the world, which are primarily involved in the investment theme of “Artificial Intelligence and Innovation”. Artificial intelligence (“AI”) refers to the application of computer systems or robotics to perform tasks that typically require human intelligence, discernment and adaption, such as decision-making, reasoning, learning from past experiences, visual perception, and speech recognition. Innovation refers to those companies that introduce a new, creative, or different (i.e., “innovative”) technology enabled product or service in seeking to potentially change an industry landscape, as well as companies that service those innovative technologies. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 26.74% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). As a fund focused on artificial intelligence, the Fund has a significant allocation to the Information Technology sector, which benefited returns. More specifically, with over 70% of the Fund’s assets allocated to Software and Semiconductors, the Fund experienced outperformance as these industries rallied after the release of ChatGPT in late November of 2022, as well as after Nvidia earnings were announced in early 2023, where they forecasted significant datacenter revenue growth due to increased demand related to AI applications. Additionally, the Fund had significant weight in companies with positive earnings while maintaining strong growth characteristics which also benefited performance. Most detractors over the period were idiosyncratic, due to pessimistic news around companies operating within drug development or data processing and annotation.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,347.00	0.45%	$2.62
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	26.74%	-16.44%
Fund Market Price Returns	26.58%	-16.33%
WisdomTree Artificial Intelligence & Innovation Index	27.14%	-16.20%
S&P 500® Information Technology Index	40.26%	1.96%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on December 9, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	17

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

Sector Breakdown†

Sector	% of Net Assets
Industrials	52.4%
Materials	29.6%
Information Technology	8.6%
Consumer Discretionary	5.5%
Utilities	3.2%
Energy	0.5%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Joby Aviation, Inc.	5.0%
Blink Charging Co.	3.0%
E.ON SE	3.0%
Bloom Energy Corp., Class A	2.8%
Wartsila Oyj Abp	2.4%
Ballard Power Systems, Inc.	2.2%
Doosan Fuel Cell Co. Ltd.	2.2%
FuelCell Energy, Inc.	2.1%
GEM Co. Ltd., Class A	2.1%
Mitsubishi Heavy Industries Ltd.	2.0%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Battery Value Chain and Innovation Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Battery Value Chain and Innovation Index (the “Index”). In seeking to track the Index, the Fund invests in companies primarily involved in battery and energy storage solutions that meet the index eligibility requirements. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.58% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). As a fund heavily focused on the battery value chain, the Fund had significant allocations to the Industrials and Materials sectors, which lagged in performance versus the broader market due to allocation and selection effects. Alternatively, position selection within the Consumer Discretionary and the Information Technology sectors benefited the Fund’s performance, although these sectors had significantly less weight allocated as compared to the Industrials and Materials sectors. As a megatrend fund, there is significant weight allocated to companies with high growth rates, as well as those that have yet to report positive earnings. The fastest growth companies in the Fund detracted from performance, while those with steadier growth positively contributed. Likewise negative earners detracted from performance while those with positive earnings benefited the Fund. In terms of battery specific categories, the emerging technology category most benefited performance while raw materials and enabler firms detracted from performance.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,083.50	0.45%	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	0.58%	-10.22%
Fund Market Price Returns	-0.12%	-10.21%
WisdomTree Battery Value Chain and Innovation Index	0.95%	-9.80%
MSCI ACWI Materials Index	12.07%	-5.81%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on February 17, 2022.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

18	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree BioRevolution Fund (WDNA)

Sector Breakdown†

Sector	% of Net Assets
Health Care	79.5%
Materials	12.4%
Consumer Staples	4.4%
Energy	3.5%
Other Assets less Liabilities‡	0.2%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Geron Corp.	1.8%
Twist Bioscience Corp.	1.6%
Ginkgo Bioworks Holdings, Inc.	1.5%
Exact Sciences Corp.	1.5%
Blueprint Medicines Corp.	1.5%
Agios Pharmaceuticals, Inc.	1.4%
Vericel Corp.	1.4%
Eli Lilly & Co.	1.4%
Iovance Biotherapeutics, Inc.	1.4%
Verve Therapeutics, Inc.	1.3%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree BioRevolution Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree BioRevolution Index (the “Index”). In seeking to track the Index, the Fund primarily invests in equity securities of exchange-listed companies globally that will be significantly transformed by advancements in genetics and biotechnology. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole.

The Fund returned 0.61% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). With over 90% of the fund allocated to the Healthcare and Materials sectors, the Fund underperformed the broader market as these sectors failed to participate in the early 2023 rally in Information Technology, Consumer Discretionary and the Communications sectors that drove up broad market performance. Furthermore, allocations to small cap companies also detracted from returns, as well as those firms with slower earnings growth. Those with faster growth tended to benefit fund performance.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,000.60	0.45%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	0.61%	-15.87%
Fund Market Price Returns	0.72%	-15.84%
WisdomTree BioRevolution Index	0.75%	-15.61%
S&P Biotechnology Select Industry Index	12.13%	-18.43%
S&P 500® Health Care Index	3.63%	4.59%
[1]	Total returns are calculated based on the commencement of Fund trading on the Cboe BZX Exchange, Inc. on June 3, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	19

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Cloud Computing Fund (WCLD)

Sector Breakdown†

Sector	% of Net Assets
Information Technology	86.8%
Financials	5.5%
Health Care	2.7%
Communication Services	2.8%
Industrials	1.5%
Consumer Discretionary	0.6%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s sector breakdown is expressed as a percentage of net assets and may change over time. In addition, a sector may be comprised of several industries. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
MongoDB, Inc.	2.7%
Yext, Inc.	2.2%
C3.ai, Inc., Class A	2.1%
Shopify, Inc., Class A	2.0%
Asana, Inc., Class A	2.0%
Braze, Inc., Class A	2.0%
Confluent, Inc., Class A	1.9%
Adobe, Inc.	1.9%
Squarespace, Inc., Class A	1.9%
HubSpot, Inc.	1.8%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cloud Computing Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bessemer Venture Partners (“BVP”) Nasdaq Emerging Cloud Index (the “Index”). In seeking to track the Index, the Fund invests in emerging public companies primarily involved in providing cloud computing software and services to their customers, which derive the majority of their revenues from business-oriented software products, as determined by BVP. The Fund generally uses a representative sampling strategy to achieve its investment objective, meaning it generally will invest in a sample of securities in the Index.

The Fund returned 13.20% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). The Fund is nearly fully allocated to the Information Technology sector, and more specifically, with 70% allocated to the Software industry, which benefited fund performance. With reduced exposure to mega-cap tech firms, particularly those that rallied to start the year 2023, the Fund’s overall positive performance was negatively impacted by these selection and allocation effects. Like other megatrends strategies, the Fund tends to overweight companies with strong growth characteristics, which benefited the Fund’s performance over the period. As these strong growth companies also tend to garner higher valuation multiples, the Fund also had more weight allocated to more expensive firms from a price to sales ratio perspective, which benefited returns. Firms with the lowest multiples underperformed significantly compared to their more expensive counterparts. Both positive and negative earners within the fund benefited overall returns.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,266.70	0.45%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	3 Year	Since Inception[1]
Fund NAV Returns	13.20%	-6.61%	6.37%
Fund Market Price Returns	13.40%	-6.61%	6.37%
BVP Nasdaq Emerging Cloud Index	13.57%	-6.27%	6.77%
S&P 500® Information Technology Index	40.26%	19.96%	23.68%
S&P 500® Growth Index	18.25%	11.80%	13.33%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on September 6, 2019.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

20	WisdomTree Trust

Management’s Discussion of Funds’ Performance

as of June 30, 2023 (unaudited)

WisdomTree Cybersecurity Fund (WCBR)

Country Breakdown†

Country	% of Net Assets
United States	89.4%
Japan	3.7%
United Kingdom	3.2%
South Korea	2.5%
Israel	0.6%
Canada	0.5%
Other Assets less Liabilities‡	0.1%
Total	100.0%

†	The Fund’s country breakdown may change over time. It does not include derivatives (if any).

‡	Other assets less liabilities may include investment of cash collateral for securities on loan and/or receivables/payables on derivatives (if any).

Top Ten Holdings*

Description	% of Net Assets
Datadog, Inc., Class A	6.7%
Palo Alto Networks, Inc.	6.1%
Fortinet, Inc.	5.7%
Cloudflare, Inc., Class A	5.5%
Crowdstrike Holdings, Inc., Class A	5.5%
Elastic NV	5.4%
SentinelOne, Inc., Class A	4.8%
Rapid7, Inc.	4.8%
Zscaler, Inc.	4.6%
ForgeRock, Inc., Class A	4.6%
*

The ten largest holdings are subject to change, and there are no guarantees the Fund will remain invested in any particular company. Excludes derivatives and investment of cash collateral for securities on loan (if any).

The WisdomTree Cybersecurity Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the WisdomTree Team8 Cybersecurity Index (the “Index”). In seeking to track the Index, the Fund invests in equity securities of exchange-listed companies globally, which are primarily involved in cybersecurity and security-oriented technology that generate a meaningful part of their revenue from security protocols that prevent intrusion and attacks to systems, networks, applications, computers, and mobile devices and are experiencing revenue growth.

The Fund returned 8.68% at net asset value (“NAV”) for the fiscal year ended June 30, 2023 (for more complete performance information please see the table below). As a fund focused on cyber security software, the Fund is fully allocated to the Information Technology sector, which benefited returns. More specifically, with 80% allocated to Software, this benefited fund performance, but selection within the group failed to capture mega-cap technology firms that rallied the most to start the year of 2023, causing the Fund to underperform broader technology exposures that cover technology beyond cybersecurity. The Fund is heavily allocated to the highest two growth quintiles, which benefited fund performance. Generally, firms with strong growth characteristics within the Fund outperformed those with weaker characteristics. More specifically, the fastest growing and narrowly focused firms across pinpointed cybersecurity applications had the greatest positive impact. Some of the key detractors for the period were newer firms that had more recently undergone an initial public offering, as well as more expensive firms in terms of valuation, with higher price to sales ratios.

Shareholder Expense Example (for the six-month period ended June 30, 2023)

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period
Actual	$1,000.00	$1,269.70	0.45%	$2.53
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26

Performance

	Average Annual Total Return

	1 Year	Since Inception[1]
Fund NAV Returns	8.68%	-8.60%
Fund Market Price Returns	9.02%	-8.53%
WisdomTree Team8 Cybersecurity Index	8.49%	-8.43%
S&P 500® Information Technology Index	40.26%	13.71%
S&P 500® Growth Index	18.25%	4.80%
[1]	Total returns are calculated based on the commencement of Fund trading on the NASDAQ on January 28, 2021.

Performance is historical and does not guarantee future results. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

WisdomTree Trust	21

Description of Terms and Indexes (unaudited)

Below are descriptions of certain terms and of each Index referenced in this report:

The 60% S&P 500® Index/40% Bloomberg U.S. Aggregate Index Composite represents a 60% weight to the S&P 500® Index and a 40% weight to the Bloomberg U.S. Aggregate Index. The Bloomberg U.S. Aggregate Index measures the performance of the U.S. investment-grade bond market.

Allocation Effect measures an investment manager’s ability to effectively allocate a portfolio’s assets to various segments. A segment refers to assets or securities that are grouped within a certain classification such as sectors, industries, or countries. The allocation effect determines whether the overweighting or underweighting of segments relative to a benchmark contributes positively or negatively to the overall portfolio return. Positive allocation occurs when the portfolio is overweighted in a segment that outperforms the benchmark and underweighted in a segment that underperforms the benchmark. Negative allocation occurs when the portfolio is overweighted in a segment that underperforms the benchmark and underweighted in a segment that outperforms the benchmark.

The BVP Nasdaq Emerging Cloud Index is an equally weighted index that is designed to track the performance of emerging public companies primarily involved in providing cloud software and services to their customers.

Cloud computing is a term used to describe the delivery, through the Internet, of computing services, which can include servers, storage, databases, networking, software, analytics, and intelligence.

Gross Domestic Product (GDP) is the total monetary or market value of all the finished goods and services produced within a country’s borders in a specific time period. As a broad measure of overall domestic production, it functions as a comprehensive scorecard of a country’s economic health.

Growth is generally characterized by higher price levels relative to fundamentals, such as dividends or earnings. Price levels are higher because investors are willing to pay more due to their expectations of future improvements in these fundamentals.

The ICE BofA Merrill Lynch U.S. Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S.

The ICE BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated high yield corporate debt securities issued in the U.S.

The ICE BofA Merrill Lynch 1-5 Year U.S. Corporate Index is a subset of the ICE BofA Merrill Lynch U.S. Corporate Index including all securities with a remaining term to final maturity less than 5 years.

The MSCI ACWI Materials Index is a modified market capitalization weighted index that measures the performance of securities classified in the Materials GICS sector.

The MSCI EAFE Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI EAFE Index, its parent index.

The MSCI EAFE Index is a market cap-weighted index composed of companies representative of the developed market structure of developed countries in Europe, Australasia and Japan.

The MSCI EAFE Local Currency Index is a free float-adjusted market capitalization weighted index that is designed to measure developed market equity performance, excluding the U.S. and Canada, in local currency.

The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI EAFE Small Cap Local Currency Index is a free float-adjusted market capitalization equity index that is designed to measure the performance of small-cap stocks within the developed equity market, excluding the U.S. and Canada, in local currency.

22	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

The MSCI EAFE Small Cap Value Index captures small cap securities exhibiting overall value style characteristics across Developed Markets countries, excluding the U.S. and Canada.

The MSCI EAFE Value Index is a free float-adjusted market capitalization index that is designed to measure the performance of “value” stocks within the developed equity market, excluding the U.S. and Canada.

The MSCI Emerging Markets ex-China Index captures large and mid cap representation across 23 of the 24 Emerging Markets countries excluding China.

The MSCI Emerging Markets Extended ESG Focus Index is designed to maximize exposure to positive environmental, social and governance (ESG) factors while exhibiting risk and return characteristics similar to those of the MSCI Emerging Markets Index, its parent index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure emerging markets equity performance.

Quality is generally characterized by higher efficiency and profitability. Typical measures include earnings, return-on-equity, return on assets, operating profitability as well as others. This term is also related to the quality factor, which associates these stock characteristics with excess returns vs. the market over time.

Quintiles refers to separating a universe of companies into five groups of equal size on the basis of dividend yield, price-to-earnings, or return-on-equity, as applicable.

Risk-on and Risk-off refers to investors’ appetites for risk which rise and fall over time. During periods when risk is perceived as low, the risk-on risk-off theory states that investors tend to engage in higher-risk investments (i.e., “Risk-on”). When risk is perceived to be high, investors have the tendency to gravitate toward lower-risk investments (i.e., “Risk-off”).

The S&P 500® Growth Index measures the performance of the large-capitalization growth sector of the U.S. equity market.

The S&P 500® Health Care Index is a capitalization weighted index that measures the performance of the members of the GICS Healthcare sector within the S&P 500 Index.

The S&P 500® Index is a capitalization-weighted index of 500 stocks selected by the Standard & Poor’s Index Committee designed to represent the performance of the leading industries in the United States economy.

The S&P 500® Information Technology Index comprises companies included in the S&P 500® that are classified as members of the GICS® information technology sector.

The S&P Biotechnology Select Industry Index is designed to measure the performance of stocks from the S&P Total Market index that are classified in the GICS biotechnology sub-industry.

Selection Effect measures an investment manager’s ability to select securities within a given segment relative to a benchmark. The over or underperformance of the portfolio is weighted by the benchmark weight, therefore, selection is not affected by the investment manager’s allocation to the segment. The weight of the segment in the portfolio determines the size of the effect — the larger the segment, the larger the effect is, positive or negative. A positive selection effect occurs when the portfolio return is greater than the benchmark return. Thus, the investment manager made good decisions in selecting securities that, as a whole, outperformed similar securities in the benchmark. A negative selection effect occurs when the portfolio return is less than the benchmark return. Thus, the investment manager made poor decisions in selecting securities that, as a whole, underperformed similar securities in the benchmark.

Volatility is a statistical measure of the dispersion of returns for a given security or market index around a particular average level. If the price stays relatively stable, the security has low volatility. A highly volatile security hits new highs and lows quickly, moves erratically, and has rapid increases and dramatic falls.

WisdomTree Trust	23

Description of Terms and Indexes (unaudited) (continued)

The WisdomTree Artificial Intelligence & Innovation Index is designed to measure the performance of companies primarily involved in artificial intelligence and innovation.

The WisdomTree Battery Value Chain and Innovation Index is designed to track the performance of companies primarily involved in battery and energy storage solutions that meet Index eligibility requirements. Battery and energy storage solutions can be defined as technology that captures electric energy in chemical form.

The WisdomTree BioRevolution Index is designed to track performance of companies that will be significantly transformed by advancements in genetics and biotechnology that meet index eligibility requirements.

The WisdomTree Dynamic Currency Hedged International Equity Index is a fundamentally weighted index that measures the performance of dividend-paying companies in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Dynamic Currency Hedged International SmallCap Equity Index is a fundamentally weighted index that measures the performance of the small-capitalization segment of the dividend-paying market in the industrialized world, excluding Canada and the United States. To hedge the impact of changes to the value of foreign currencies relative to the U.S. dollar, a currency hedge ratio (ranging from 0% to 100%) is applied monthly using a rules-based process that combines momentum, value, and interest rate signals.

The WisdomTree Emerging Markets ex-China Index measures the performance of emerging markets stocks (excluding China) that are not state owned enterprises. State owned enterprises are defined as government ownership of more than 20% of outstanding shares of companies. The index employs a modified float-adjusted market capitalization weighting process to target the weights of countries in the universe (excluding China) prior to the removal of state owned enterprises while also limiting sector deviations to 3% of the starting universe.

The WisdomTree Team8 Cybersecurity Index is designed to track the performance of companies primarily involved in providing cybersecurity-oriented products that meet index eligibility requirements.

The WisdomTree U.S. Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. investment grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated investment grade.

The WisdomTree U.S. High Yield Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S. high yield corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $500 million in par amount outstanding and a remaining maturity of at least one year. Component securities must be rated non-investment grade by at least one rating agency.

The WisdomTree U.S. Short-Term Corporate Bond Index is a rule-based alternatively weighted index designed to capture the performance of selected issuers in the U.S.

24	WisdomTree Trust

Description of Terms and Indexes (unaudited) (continued)

investment-grade corporate bond market that are deemed to have attractive fundamental and income characteristics. The Index employs a multi-step process, which screens on fundamentals to identify bonds with favorable characteristics and then tilts to those which offer attractive income characteristics. The Index is comprised of U.S. corporate bonds of public issuers domiciled in the United States. To be eligible for inclusion in the Index, debt securities must have fixed coupons with at least $350 million in par amount outstanding and a remaining maturity of at least one year but not more than five years. Component securities must be rated investment grade.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”), a division of The McGraw-Hill Companies, Inc. and is licensed for use by WisdomTree, Inc. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.

THE INFORMATION SET FORTH IN THE BVP NASDAQ EMERGING CLOUD INDEX IS NOT INTENDED TO BE, AND SHALL NOT BE REGARDED OR CONSTRUED AS, A RECOMMENDATION FOR A TRANSACTION OR INVESTMENT OR FINANCIAL, TAX, INVESTMENT OR OTHER ADVICE OF ANY KIND BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS DOES NOT PROVIDE INVESTMENT ADVICE TO WISDOMTREE OR THE FUND, IS NOT AN INVESTMENT ADVISER TO THE FUND AND IS NOT RESPONSIBLE FOR THE PERFORMANCE OF THE FUND. THE FUND IS NOT ISSUED, SPONSORED, ENDORSED OR PROMOTED BY BESSEMER VENTURE PARTNERS. BESSEMER VENTURE PARTNERS MAKES NO WARRANTY OR REPRESENTATION REGARDING THE QUALITY, ACCURACY OR COMPLETENESS OF THE BVP NASDAQ EMERGING CLOUD INDEX, INDEX VALUES OR ANY INDEX RELATED DATA INCLUDED HEREIN, PROVIDED HEREWITH OR DERIVED THEREFROM AND ASSUMES NO LIABILITY IN CONNECTION WITH ITS USE. BESSEMER VENTURE PARTNERS AND/OR POOLED INVESTMENT VEHICLES WHICH IT MANAGES, AND INDIVIDUALS AND ENTITIES AFFILIATED WITH SUCH VEHICLES, MAY PURCHASE, SELL OR HOLD SECURITIES OF ISSUERS THAT ARE CONSTITUENTS OF THE BVP NASDAQ EMERGING CLOUD INDEX FROM TIME TO TIME AND AT ANY TIME, INCLUDING IN ADVANCE OF OR FOLLOWING AN ISSUER BEING ADDED TO OR REMOVED FROM THE BVP NASDAQ EMERGING CLOUD INDEX.

Nasdaq® and the BVP Nasdaq Emerging Cloud Index are registered trademarks and service marks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by WisdomTree. The fund has not been passed on by the Corporations as to its legality or suitability. The fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE FUND.

WisdomTree Trust	25

Description of Terms and Indexes (unaudited) (concluded)

WisdomTree, Inc. and WisdomTree Asset Management, Inc. (together, “WisdomTree”) and the Funds make no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the underlying Indexes to track the performance of their underlying securities. WisdomTree is the licensor of certain trademarks, service marks and trade names of the Funds. WisdomTree has no obligation to take the needs of the Funds or the owners of shares of the Funds into consideration in determining, composing, or calculating the underlying WisdomTree Indexes of the applicable Funds. WisdomTree is not responsible for, and has not participated in, the determination of the timing of, prices of, or quantities of shares of the Funds to be issued or in the determination or calculation of the equation by which the shares of the Funds are redeemable. WisdomTree and the Funds do not guarantee the accuracy, completeness, or performance of the underlying Indexes or the data included therein and shall have no liability in connection with the underlying Indexes or their calculation.

Index performance information assumes the reinvestment of dividends and excludes management fees, transaction costs and expenses. You cannot directly invest in an index.

* * * * * *

Abbreviations used in the schedules of investments and related tables included in this report are as follows:

CURRENCY ABBREVIATIONS:
AUD	Australian dollar	EUR	Euro	NOK	Norwegian krone
CAD	Canadian dollar	GBP	British pound	SEK	Swedish krona
CHF	Swiss franc	HKD	Hong Kong dollar	SGD	Singapore dollar
CNH	Offshore Chinese renminbi	ILS	Israeli new shekel	TWD	New Taiwan dollar
DKK	Danish krone	JPY	Japanese yen	USD	U.S. dollar

OTHER ABBREVIATIONS:
ADR	American Depositary Receipt
CVA	Certificaten Van Aandelen (Certificate of Stock)
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
RSP	Risparmio Italian Savings Shares

26	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.4%

Australia – 12.1%

Abacus Property Group	39,538	$70,797

Accent Group Ltd.	12,527	13,967

AGL Energy Ltd.(a)	14,567	104,819

ALS Ltd.	6,520	48,435

Ampol Ltd.	6,984	139,188

ANZ Group Holdings Ltd.	81,375	1,284,306

APA Group	29,286	188,899

Aristocrat Leisure Ltd.	3,955	101,778

ASX Ltd.	3,416	143,253

Aurizon Holdings Ltd.	39,616	103,372

Australian Clinical Labs Ltd.(a)	16,883	38,659

Bank of Queensland Ltd.(a)	11,917	43,550

Bendigo & Adelaide Bank Ltd.(a)	11,285	64,527

BHP Group Ltd.	287,604	8,613,048

BlueScope Steel Ltd.	5,779	79,052

Brambles Ltd.	14,537	139,439

Brickworks Ltd.	2,440	43,301

BWP Trust	19,062	46,060

carsales.com Ltd.	4,000	63,423

Centuria Capital Group(a)	71,832	78,895

Centuria Industrial REIT(a)	21,095	43,530

Challenger Ltd.	9,274	40,003

Charter Hall Group	7,704	54,923

Charter Hall Long Wale REIT	28,913	77,176

Cochlear Ltd.	297	45,287

Coles Group Ltd.	23,160	283,971

Commonwealth Bank of Australia	31,385	2,094,783

Computershare Ltd.	5,668	88,210

Cromwell Property Group	95,544	34,025

CSL Ltd.	1,943	358,752

CSR Ltd.	17,712	61,190

Deterra Royalties Ltd.	24,716	75,680

Dexus(a)	31,885	165,549

Dicker Data Ltd.(a)	3,545	19,350

Eagers Automotive Ltd.(a)	7,352	66,018

Elders Ltd.(a)	4,575	20,038

Endeavour Group Ltd.(a)	17,164	72,093

First Resources Ltd.	42,000	43,137

Goodman Group	10,124	135,253

GPT Group	32,072	88,384

Growthpoint Properties Australia Ltd.	22,348	41,504

Harvey Norman Holdings Ltd.(a)	40,636	94,132

Helia Group Ltd.	22,981	52,929

HomeCo Daily Needs REIT	56,292	44,028

IGO Ltd.	3,428	34,684

Iluka Resources Ltd.	9,351	69,154

Incitec Pivot Ltd.	49,858	90,935

Inghams Group Ltd.	17,623	30,735

Insignia Financial Ltd.(a)	29,146	54,711

Insurance Australia Group Ltd.	16,492	62,574

IVE Group Ltd.(a)	12,559	19,228

JB Hi-Fi Ltd.(a)	3,837	111,742

Lovisa Holdings Ltd.	2,617	33,621

Macquarie Group Ltd.	4,776	564,680

McMillan Shakespeare Ltd.	4,284	51,501

Medibank Pvt Ltd.	54,556	127,829

Metcash Ltd.	27,269	68,250

Mineral Resources Ltd.	935	44,457

Mirvac Group	60,462	90,957

MyState Ltd.	14,212	29,989

National Australia Bank Ltd.	66,730	1,171,324

New Hope Corp. Ltd.	30,831	99,535

NIB Holdings Ltd.(a)	7,231	40,672

Nick Scali Ltd.(a)	5,863	35,554

Nine Entertainment Co. Holdings Ltd.(a)	64,457	84,310

Northern Star Resources Ltd.	12,426	99,918

NRW Holdings Ltd.	19,463	32,778

Orica Ltd.	3,632	35,854

Origin Energy Ltd.	30,673	171,711

Orora Ltd.	21,851	47,853

Perpetual Ltd.(a)	2,791	48,081

Premier Investments Ltd.	3,931	53,014

QBE Insurance Group Ltd.	12,262	127,902

Qube Holdings Ltd.	25,402	48,190

REA Group Ltd.(a)	904	86,068

Reece Ltd.(a)	4,257	52,621

Region RE Ltd.	33,380	50,438

Rio Tinto Ltd.	14,620	1,116,140

Rio Tinto PLC	41,583	2,635,663

Santos Ltd.	37,092	185,671

Scentre Group	95,091	167,738

SEEK Ltd.	4,230	61,157

Seven Group Holdings Ltd.	3,145	51,604

Sigma Healthcare Ltd.	12,192	6,817

Sims Ltd.	7,508	78,714

Sonic Healthcare Ltd.	6,997	165,669

South32 Ltd.	226,009	565,665

Steadfast Group Ltd.	12,532	50,052

Stockland	88,753	238,086

Suncorp Group Ltd.	14,021	125,903

Telstra Group Ltd.	233,521	668,406

Terracom Ltd.(a)	23,394	6,540

TPG Telecom Ltd.(a)	26,537	86,025

Transurban Group	33,154	314,483

Treasury Wine Estates Ltd.	7,638	57,096

Vicinity Ltd.	89,151	109,488

Viva Energy Group Ltd.(a)(b)	52,506	105,201

Washington H Soul Pattinson & Co. Ltd.(a)	3,909	82,692

Waypoint REIT Ltd.	23,232	40,053

Wesfarmers Ltd.	14,828	486,999

Westpac Banking Corp.	56,380	800,876

Whitehaven Coal Ltd.	20,932	93,493

Woodside Energy Group Ltd.	57,264	1,312,776

Woolworths Group Ltd.	10,563	279,352

Worley Ltd.	8,152	85,682

Total Australia		29,257,624

See Notes to Financial Statements.

WisdomTree Trust	27

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Austria – 0.6%

Andritz AG	1,689	$94,070

BAWAG Group AG*(b)	2,465	113,543

Erste Group Bank AG	8,733	305,744

EVN AG	2,613	57,871

Oesterreichische Post AG	1,697	60,542

OMV AG	5,472	231,873

S IMMO AG*	496	6,602

Telekom Austria AG*	13,517	99,985

UNIQA Insurance Group AG	8,458	67,823

Verbund AG	728	58,337

Vienna Insurance Group AG Wiener Versicherung Gruppe	2,261	59,079

Voestalpine AG	3,703	132,915

Wienerberger AG	1,944	59,470

Total Austria		1,347,854

Belgium – 1.0%

Ackermans & van Haaren NV	284	46,725

Aedifica SA(a)	749	47,967

Ageas SA/NV	6,523	264,097

Anheuser-Busch InBev SA	5,496	310,780

bpost SA(a)	8,859	38,893

Cofinimmo SA(a)	927	69,581

D’ieteren Group	301	53,167

Elia Group SA/NV	433	54,941

Groupe Bruxelles Lambert NV	1,920	151,155

KBC Group NV	10,086	703,365

Melexis NV	777	76,209

Proximus SADP	15,644	116,469

Solvay SA	1,357	151,454

UCB SA	1,163	103,029

Umicore SA	1,975	55,139

VGP NV	798	77,920

Warehouses De Pauw CVA	1,856	50,865

Total Belgium		2,371,756

Burkina Faso – 0.0%

Endeavour Mining PLC	3,805	91,187

China – 0.4%

BOC Hong Kong Holdings Ltd.	222,500	679,998

Prosus NV*	2,270	166,203

Wilmar International Ltd.	90,300	253,549

Total China		1,099,750

Denmark – 1.3%

Alm Brand A/S	26,685	41,759

AP Moller – Maersk A/S, Class B	259	454,446

Carlsberg A/S, Class B	982	156,908

Chr Hansen Holding A/S	711	49,339

Coloplast A/S, Class B	1,494	186,770

D/S Norden A/S	1,779	88,730

DSV A/S	456	95,745

Novo Nordisk A/S, Class B	7,521	1,211,541

Novozymes A/S, Class B	1,074	50,027

Orsted A/S(b)	2,505	236,668

Pandora A/S	1,840	164,242

Scandinavian Tobacco Group A/S, Class A(b)	2,803	46,615

Sydbank A/S	2,126	98,188

Topdanmark A/S	2,906	142,727

Tryg A/S	6,781	146,701

Total Denmark		3,170,406

Finland – 1.4%

Aktia Bank Oyj	3,334	33,828

Anora Group Oyj	3,868	20,762

Citycon Oyj*(a)	6,973	44,276

Elisa Oyj	3,037	162,156

Fortum Oyj	21,583	288,805

Huhtamaki Oyj(a)	1,289	42,273

Kesko Oyj, Class A	2,646	50,288

Kesko Oyj, Class B	5,141	96,752

Kojamo Oyj	2,796	26,295

Kone Oyj, Class B	6,087	317,635

Konecranes Oyj	1,921	77,231

Metsa Board Oyj, Class B(a)	6,412	47,290

Metso Oyj(a)	9,752	117,513

Neste Oyj	4,157	159,914

Nokia Oyj	26,048	108,999

Nordea Bank Abp	77,288	839,332

Orion Oyj, Class B	1,484	61,556

Sampo Oyj, Class A	10,836	486,124

Stora Enso Oyj, Class R	7,234	83,856

TietoEVRY Oyj	3,237	89,278

UPM-Kymmene Oyj	6,287	187,048

Valmet Oyj(a)	3,511	97,601

Total Finland		3,438,812

France – 11.5%

Air Liquide SA	2,918	522,737

Airbus SE	3,561	514,226

ALD SA(b)	15,127	161,817

Arkema SA	763	71,839

AXA SA	65,589	1,933,845

BioMerieux	464	48,658

BNP Paribas SA	28,929	1,821,733

Bollore SE	17,773	110,719

Bouygues SA	6,592	221,222

Bureau Veritas SA	1,632	44,726

Capgemini SE	907	171,734

Carrefour SA	8,274	156,663

Cie de Saint-Gobain	6,396	388,886

Cie Generale des Etablissements Michelin SCA	9,107	268,861

Coface SA	7,730	106,430

Danone SA	7,888	483,130

Dassault Aviation SA	489	97,844

Dassault Systemes SE	2,121	94,007

Edenred	1,574	105,335

Eiffage SA	1,074	111,994

Elis SA	2,377	46,161

Engie SA	73,909	1,227,906

See Notes to Financial Statements.

28	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Eramet SA	654	$59,685

EssilorLuxottica SA	2,315	435,930

Gaztransport Et Technigaz SA	621	63,178

Gecina SA	1,201	127,819

Getlink SE	3,193	54,274

Hermes International	301	653,498

Imerys SA	1,230	47,907

Ipsen SA	324	38,954

IPSOS	804	44,692

Kering SA	1,018	561,539

Klepierre SA	6,888	170,737

L’Oreal SA	3,575	1,665,829

La Francaise des Jeux SAEM(b)	3,536	139,034

Legrand SA	1,760	174,351

LVMH Moet Hennessy Louis Vuitton SE	4,179	3,934,668

Metropole Television SA	7,026	99,497

Nexans SA	405	35,061

Orange SA	90,197	1,053,130

Pernod Ricard SA	2,650	585,169

Publicis Groupe SA	3,408	273,283

Remy Cointreau SA	247	39,600

Rexel SA	6,267	154,591

Rothschild & Co.(a)	2,275	115,538

Rubis SCA	2,776	67,356

Sanofi	15,596	1,670,897

Sartorius Stedim Biotech	151	37,676

Schneider Electric SE	3,820	693,742

Societe BIC SA	596	34,137

Societe Generale SA	19,207	498,725

Sodexo SA	821	90,333

Sopra Steria Group SACA	339	67,608

SPIE SA	2,120	68,462

Teleperformance	240	40,179

Thales SA	2,214	331,403

TotalEnergies SE	59,886	3,433,388

Trigano SA	213	30,512

Valeo	2,736	58,595

Veolia Environnement SA	9,383	296,357

Verallia SA(b)	1,569	58,851

Vicat SA	2,586	82,101

Vinci SA	6,431	746,386

Vivendi SE	16,028	146,992

Wendel SE	648	66,455

Total France		27,758,592

Georgia – 0.0%

Bank of Georgia Group PLC	1,724	64,110

Germany – 7.9%

adidas AG	2,029	393,541

Allianz SE, Registered Shares	7,338	1,706,828

BASF SE	20,078	974,120

Bayer AG, Registered Shares	12,019	664,422

Bayerische Motoren Werke AG	13,453	1,651,482

Bechtle AG	1,064	42,161

Beiersdorf AG	513	67,861

Brenntag SE	1,204	93,788

Carl Zeiss Meditec AG, Bearer Shares	351	37,926

Dermapharm Holding SE	1,331	65,781

Deutsche Bank AG, Registered Shares	13,788	144,681

Deutsche Boerse AG	1,104	203,675

Deutsche Post AG, Registered Shares	18,859	920,328

Deutsche Telekom AG, Registered Shares	79,544	1,733,568

DWS Group GmbH & Co. KGaA(b)	7,550	230,967

E.ON SE	47,701	607,848

Evonik Industries AG	8,685	165,155

Fielmann AG	1,726	91,894

Freenet AG	3,155	79,100

GEA Group AG	1,782	74,481

Hannover Rueck SE	1,939	411,138

Hapag-Lloyd AG(a)(b)	5,686	1,153,217

Heidelberg Materials AG	3,114	255,483

Henkel AG & Co. KGaA	2,417	170,083

Hochtief AG	1,044	90,209

Infineon Technologies AG	4,384	180,724

Kloeckner & Co. SE	5,720	55,665

Mercedes-Benz Group AG	28,048	2,254,330

Merck KGaA	445	73,577

MTU Aero Engines AG	255	66,046

Muenchener Rueckversicherungs—Gesellschaft AG in Muenchen, Registered Shares	1,728	647,771

Puma SE	1,265	76,072

Rheinmetall AG	316	86,465

RWE AG	4,827	209,966

SAP SE	7,523	1,027,098

Siemens Healthineers AG(b)	6,217	351,753

Siltronic AG	1,045	79,807

Sixt SE	779	93,233

Stroeer SE & Co. KGaA*	1,118	54,278

Suedzucker AG	3,788	67,487

Symrise AG	417	43,684

Synlab AG	2,961	29,236

Talanx AG	5,161	295,891

Telefonica Deutschland Holding AG	78,137	219,683

United Internet AG, Registered Shares	2,866	40,336

Varta AG*(a)	1,745	35,706

Volkswagen AG	4,244	707,958

Wacker Chemie AG	1,162	159,419

Wacker Neuson SE	6,160	149,196

Total Germany		19,035,118

Hong Kong – 3.0%

AIA Group Ltd.	96,400	973,029

Bank of East Asia Ltd.	67,349	92,989

Champion REIT(a)	174,000	63,058

CLP Holdings Ltd.	47,000	365,248

Dah Sing Banking Group Ltd.	82,000	61,004

Fortune Real Estate Investment Trust	58,000	41,743

Hang Lung Properties Ltd.	92,000	142,051

Hang Seng Bank Ltd.	22,800	324,401

See Notes to Financial Statements.

WisdomTree Trust	29

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Henderson Land Development Co. Ltd.	133,000	$395,439

Hong Kong & China Gas Co. Ltd.	333,816	288,382

Hong Kong Exchanges & Clearing Ltd.	13,459	506,992

Hutchison Port Holdings Trust	430,500	83,086

Hysan Development Co. Ltd.	29,000	70,755

Link REIT	70,331	390,399

MTR Corp. Ltd.	126,643	581,776

New World Development Co. Ltd.	99,000	243,565

PCCW Ltd.	464,000	240,390

Power Assets Holdings Ltd.	79,500	416,440

Singamas Container Holdings Ltd.	120,000	9,800

Sino Land Co. Ltd.	223,858	275,088

Sun Hung Kai Properties Ltd.	77,500	976,093

Swire Pacific Ltd., Class A	16,500	126,436

Swire Pacific Ltd., Class B	57,500	72,420

Swire Properties Ltd.	113,200	278,211

Techtronic Industries Co. Ltd.	15,500	168,418

Total Hong Kong		7,187,213

Indonesia – 0.0%

Nickel Industries Ltd.	80,110	47,193

Ireland – 0.3%

AIB Group PLC	16,777	70,469

CRH PLC	8,611	474,427

Glanbia PLC	3,863	57,739

Kerry Group PLC, Class A	533	51,975

Kingspan Group PLC	839	55,745

Smurfit Kappa Group PLC	3,549	118,211

Total Ireland		828,566

Israel – 0.7%

Alony Hetz Properties & Investments Ltd.	6,910	53,739

Amot Investments Ltd.	11,519	60,312

Ashtrom Group Ltd.	2,561	35,348

Azrieli Group Ltd.	1,475	82,674

Bank Hapoalim BM	11,812	96,700

Bank Leumi Le-Israel BM	39,137	290,974

Bezeq The Israeli Telecommunication Corp. Ltd.	45,380	55,347

Big Shopping Centers Ltd.*	418	37,543

Carasso Motors Ltd.	6,172	27,592

Delek Automotive Systems Ltd.	4,330	33,091

Delek Group Ltd.	1	82

FIBI Holdings Ltd.	753	30,335

First International Bank of Israel Ltd.	1,425	55,373

Gav-Yam Lands Corp. Ltd.	9,154	64,407

Harel Insurance Investments & Financial Services Ltd.	5,135	39,907

ICL Group Ltd.	51,504	278,966

Israel Discount Bank Ltd., Class A	15,733	78,009

Matrix IT Ltd.	1,688	34,356

Mivne Real Estate KD Ltd.	13,859	33,690

Mizrahi Tefahot Bank Ltd.	4,872	161,877

Phoenix Holdings Ltd.	5,964	59,866

Plus500 Ltd.	3,036	56,546

Strauss Group Ltd.*	1,185	26,645

Total Israel		1,693,379

Italy – 2.5%

A2A SpA(a)	81,306	148,403

ACEA SpA	3,563	46,569

Alerion Cleanpower SpA	802	25,024

Anima Holding SpA(b)	14,045	52,221

Assicurazioni Generali SpA	32,427	658,736

Azimut Holding SpA	4,105	88,474

Banca Generali SpA	2,864	98,426

Banca Mediolanum SpA	20,108	181,689

Banca Popolare di Sondrio SpA	14,425	60,055

Banco BPM SpA	34,268	158,892

Brembo SpA	3,264	48,359

Buzzi SpA(a)	1,879	47,027

Credito Emiliano SpA	8,590	66,820

Cromwell European Real Estate Investment Trust	34,200	58,207

Davide Campari-Milano NV	4,255	58,910

De’ Longhi SpA	2,876	62,817

DiaSorin SpA	255	26,541

Eni SpA	86,566	1,244,955

ERG SpA	2,553	75,148

Esprinet SpA	1,780	10,797

Ferrari NV	637	208,143

FinecoBank Banca Fineco SpA	6,502	87,359

Hera SpA	28,087	83,410

Infrastrutture Wireless Italiane SpA(b)	10,837	142,824

Italgas SpA(a)	15,938	94,332

Leonardo SpA	4,556	51,669

Mediobanca Banca di Credito Finanziario SpA	23,870	285,422

Moncler SpA	1,564	108,079

Piaggio & C. SpA	13,159	54,555

Poste Italiane SpA(a)(b)	28,263	305,759

Prysmian SpA(a)	1,628	67,991

Recordati Industria Chimica e Farmaceutica SpA	2,241	106,966

Snam SpA	93,556	488,607

Terna—Rete Elettrica Nazionale	35,942	306,095

Unieuro SpA(a)(b)	2,363	25,522

Unipol Gruppo SpA	15,459	82,490

UnipolSai Assicurazioni SpA(a)	88,470	219,102

Total Italy		5,936,395

Japan – 20.3%

ABC-Mart, Inc.	700	37,810

ADEKA Corp.	8,800	166,551

Advantest Corp.	1,200	158,993

Aeon Co. Ltd.	3,500	71,242

Aeon Mall Co. Ltd.(a)	5,000	64,379

AGC, Inc.(a)	3,400	121,453

Aica Kogyo Co. Ltd.(a)	2,200	48,053

Air Water, Inc.	3,000	41,378

Aisin Corp.	3,700	113,328

Ajinomoto Co., Inc.	2,900	114,848

Akita Bank Ltd.	1,500	17,342

Alfresa Holdings Corp.	3,600	53,651

Amada Co. Ltd.	10,500	102,650

Aozora Bank Ltd.(a)	4,000	74,017

See Notes to Financial Statements.

30	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Asahi Group Holdings Ltd.	4,300	$165,830

Asahi Kasei Corp.	13,000	87,425

Astellas Pharma, Inc.	16,900	251,275

Autobacs Seven Co. Ltd.	12,500	132,321

Azbil Corp.	1,000	31,349

Bandai Namco Holdings, Inc.	8,500	195,306

BayCurrent Consulting, Inc.	1,000	37,140

Bridgestone Corp.	7,400	301,663

Brother Industries Ltd.	2,700	39,220

Canon Marketing Japan, Inc.	3,800	93,991

Canon, Inc.(a)	14,800	388,086

Capcom Co. Ltd.	1,200	47,283

Casio Computer Co. Ltd.(a)	4,100	33,501

Central Japan Railway Co.	600	74,971

Chiba Bank Ltd.(a)	11,800	71,346

Chubu Electric Power Co., Inc.	15,000	182,343

Chugai Pharmaceutical Co. Ltd.(a)	17,700	500,378

Coca-Cola Bottlers Japan Holdings, Inc.(a)	5,300	55,884

COMSYS Holdings Corp.	3,300	64,945

Concordia Financial Group Ltd.	20,600	80,185

Cosmo Energy Holdings Co. Ltd.	2,400	65,258

Dai Nippon Printing Co. Ltd.	2,400	67,715

Dai-ichi Life Holdings, Inc.	12,800	242,477

Daicel Corp.	6,100	54,275

Daifuku Co. Ltd.	2,100	42,753

Daiichi Sankyo Co. Ltd.	4,300	135,365

Daikin Industries Ltd.	900	182,229

Daito Trust Construction Co. Ltd.	1,200	121,092

Daiwa House Industry Co. Ltd.	7,300	191,522

Daiwa Securities Group, Inc.	26,600	136,244

Denka Co. Ltd.	1,600	30,027

Denso Corp.	6,400	427,080

Dentsu Group, Inc.(a)	2,600	84,781

DIC Corp.(a)	3,100	56,001

Disco Corp.	1,400	219,006

Doshisha Co. Ltd.	11,700	187,398

Earth Corp.	3,100	108,527

East Japan Railway Co.	1,500	82,890

Ebara Corp.(a)	1,300	61,728

Ehime Bank Ltd.	3,400	18,937

Eisai Co. Ltd.	2,100	141,283

Electric Power Development Co. Ltd., Class C	2,700	39,584

ENEOS Holdings, Inc.	70,500	241,154

Exedy Corp.(a)	12,400	207,446

EXEO Group, Inc.	3,800	75,955

FANUC Corp.	8,200	285,484

Fast Retailing Co. Ltd.	800	203,245

FIDEA Holdings Co. Ltd.	3,300	31,257

FUJIFILM Holdings Corp.	2,800	165,460

Fujimi, Inc.(a)	2,400	58,699

Fujitsu Ltd.	1,000	128,654

Fukuoka Financial Group, Inc.	3,200	65,822

Gunma Bank Ltd.	12,400	45,333

Hachijuni Bank Ltd.	16,100	69,553

Hakudo Co. Ltd.(a)	900	14,571

Hakuhodo DY Holdings, Inc.	4,100	42,891

Hamamatsu Photonics KK	900	43,750

Hankyu Hanshin Holdings, Inc.	1,800	59,217

Haseko Corp.	4,700	57,655

Hazama Ando Corp.	4,200	31,238

Heiwa Corp.	8,500	147,200

Hirogin Holdings, Inc.	15,700	88,637

Hirose Electric Co. Ltd.	500	65,987

Hitachi Construction Machinery Co. Ltd.	2,800	78,032

Hitachi Ltd.	6,000	369,295

Hokkaido Gas Co. Ltd.	10,700	174,120

Honda Motor Co. Ltd.	21,500	645,736

Horiba Ltd.(a)	2,300	130,981

Hoya Corp.	1,100	129,951

Hulic Co. Ltd.(a)	9,700	82,615

Hyakujushi Bank Ltd.	1,300	16,649

Idemitsu Kosan Co. Ltd.(a)	6,700	133,782

IHI Corp.	2,900	78,010

Iida Group Holdings Co. Ltd.	3,200	53,712

Inaba Denki Sangyo Co. Ltd.	6,300	142,751

INFRONEER Holdings, Inc.	9,100	85,312

Inpex Corp.	18,800	207,856

Internet Initiative Japan, Inc.	1,600	29,894

Isuzu Motors Ltd.	11,800	142,056

ITOCHU Corp.(a)	17,700	696,440

Itochu Techno-Solutions Corp.	2,200	55,344

Itoham Yonekyu Holdings, Inc.	30,800	154,282

Japan Exchange Group, Inc.	4,800	83,291

Japan Metropolitan Fund Invest	162	107,936

Japan Post Holdings Co. Ltd.	59,400	425,974

Japan Post Insurance Co. Ltd.	5,200	77,945

Japan Tobacco, Inc.(a)	40,000	872,591

K’s Holdings Corp.	5,700	49,513

Kajima Corp.	9,500	142,630

Kaken Pharmaceutical Co. Ltd.(a)	4,100	102,177

Kamigumi Co. Ltd.	2,700	60,899

Kansai Electric Power Co., Inc.	14,100	176,134

Kao Corp.(a)	3,900	140,690

Kawasaki Kisen Kaisha Ltd.(a)	10,200	248,340

KDDI Corp.	32,900	1,012,938

Keyence Corp.	330	154,914

Ki-Star Real Estate Co. Ltd.	600	20,507

Kikkoman Corp.	800	45,343

Kirin Holdings Co. Ltd.(a)	9,300	135,220

Kobayashi Pharmaceutical Co. Ltd.	500	27,056

Kobe Steel Ltd.	12,200	111,462

Koei Tecmo Holdings Co. Ltd.(a)	3,000	51,590

Kokuyo Co. Ltd.(a)	11,900	162,649

Komatsu Ltd.	13,100	351,756

Konami Group Corp.	1,200	62,443

Kuraray Co. Ltd.(a)	6,800	65,796

Kurita Water Industries Ltd.(a)	1,000	38,012

Kyowa Kirin Co. Ltd.(a)	4,500	82,942

See Notes to Financial Statements.

WisdomTree Trust	31

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Kyushu Railway Co.	2,200	$47,140

LIKE, Inc.	2,100	24,453

Lintec Corp.	2,900	45,566

M3, Inc.	1,100	23,661

Macnica Holdings, Inc.	3,000	123,292

Marubeni Corp.	44,400	749,549

Marui Group Co. Ltd.	2,600	45,116

Maruichi Steel Tube Ltd.	2,500	56,993

Matsui Securities Co. Ltd.	100	549

Mazda Motor Corp.	10,400	100,269

Mebuki Financial Group, Inc.	25,200	59,559

Medipal Holdings Corp.	3,100	50,424

Meitec Corp.	1,900	32,522

MISUMI Group, Inc.	1,200	23,820

Mitsubishi Chemical Group Corp.	25,800	154,084

Mitsubishi Corp.	28,600	1,371,280

Mitsubishi Electric Corp.	18,700	262,254

Mitsubishi Estate Co. Ltd.	9,500	112,395

Mitsubishi Gas Chemical Co., Inc.	3,200	46,284

Mitsubishi Heavy Industries Ltd.(a)	2,600	120,722

Mitsubishi Logistics Corp.	2,300	56,476

Mitsubishi UFJ Financial Group, Inc.	189,000	1,392,638

Mitsuboshi Belting Ltd.	1,400	42,668

Mitsui & Co. Ltd.	30,300	1,134,350

Mitsui Chemicals, Inc.	2,300	67,297

Mitsui Fudosan Co. Ltd.	5,900	116,767

Mitsui OSK Lines Ltd.(a)	18,000	430,401

MIXI, Inc.	2,400	44,418

Miyazaki Bank Ltd.	1,100	17,725

Mizuho Financial Group, Inc.	41,450	630,633

Mizuho Medy Co. Ltd.(a)	2,000	29,280

MS&AD Insurance Group Holdings, Inc.	9,300	327,898

Murata Manufacturing Co. Ltd.	3,900	222,233

NEC Corp.	1,100	53,008

NGK Insulators Ltd.	4,400	52,178

NH Foods Ltd.	3,500	94,465

NHK Spring Co. Ltd.	7,200	52,231

Nichias Corp.	3,600	74,473

Nihon Parkerizing Co. Ltd.	20,400	150,881

Nikon Corp.	3,600	46,266

Nintendo Co. Ltd.	14,200	642,726

Nippn Corp.	13,100	167,041

Nippon Carbon Co. Ltd.	2,400	72,149

Nippon Electric Glass Co. Ltd.(a)	2,300	40,268

Nippon Express Holdings, Inc.(a)	1,200	67,283

Nippon Gas Co. Ltd.	2,800	39,161

Nippon Kayaku Co. Ltd.	5,200	44,180

Nippon Sanso Holdings Corp.	2,800	60,287

Nippon Shinyaku Co. Ltd.	500	20,320

Nippon Shokubai Co. Ltd.	1,100	40,869

Nippon Steel Corp.	26,600	552,852

Nippon Telegraph & Telephone Corp.	1,277,500	1,506,997

Nippon Yusen KK(a)	25,800	569,426

Nishimatsu Construction Co. Ltd.(a)	1,400	33,902

Nissan Chemical Corp.	1,100	46,950

Nissan Motor Co. Ltd.	19,800	80,578

Nisshin Seifun Group, Inc.	3,900	48,016

Nisshinbo Holdings, Inc.(a)	3,300	27,170

Nissin Foods Holdings Co. Ltd.	800	65,922

Niterra Co. Ltd.	5,000	99,734

Nitta Corp.	5,700	120,282

Nitto Denko Corp.	2,100	154,447

Noevir Holdings Co. Ltd.	3,000	113,537

NOF Corp.(a)	900	38,376

NOK Corp.	4,800	69,724

Nomura Holdings, Inc.	48,300	182,861

Nomura Real Estate Holdings, Inc.	3,300	77,948

Nomura Research Institute Ltd.	2,300	63,032

NSD Co. Ltd.	8,100	161,681

NSK Ltd.	11,800	74,898

NTT Data Corp.	4,300	59,709

Obayashi Corp.	14,100	121,357

Obic Co. Ltd.	800	127,526

Oji Holdings Corp.	12,100	45,006

Okinawa Cellular Telephone Co.	5,400	112,084

Okumura Corp.	1,200	33,791

Olympus Corp.	2,700	42,330

Ono Pharmaceutical Co. Ltd.	5,800	104,575

Open House Group Co. Ltd.	1,300	46,474

Oracle Corp.	900	66,565

Osaka Gas Co. Ltd.	2,900	44,292

Otsuka Corp.	1,400	54,117

Otsuka Holdings Co. Ltd.(a)	3,500	127,640

Panasonic Holdings Corp.	23,100	280,249

Persol Holdings Co. Ltd.	1,600	28,660

Pola Orbis Holdings, Inc.(a)	2,700	39,136

Prima Meat Packers Ltd.	10,600	159,145

Recruit Holdings Co. Ltd.	3,100	97,868

Resona Holdings, Inc.	29,800	142,325

Resonac Holdings Corp.	2,200	35,405

Ricoh Co. Ltd.	6,000	50,749

Rohm Co. Ltd.	700	65,479

Ryohin Keikaku Co. Ltd.	3,800	37,399

Sangetsu Corp.	4,800	82,460

Sanki Engineering Co. Ltd.	13,300	139,225

Sanshin Electronics Co. Ltd.(a)	1,200	17,792

Santen Pharmaceutical Co. Ltd.	10,300	87,333

Sanwa Holdings Corp.	5,200	67,116

SBI Holdings, Inc.(a)	9,800	187,714

SCREEN Holdings Co. Ltd.	700	78,652

Scroll Corp.	7,000	46,833

SCSK Corp.	2,600	40,646

Secom Co. Ltd.	1,500	101,072

Sega Sammy Holdings, Inc.	3,200	68,014

Seiko Epson Corp.	4,500	69,710

Sekisui Chemical Co. Ltd.	4,300	61,643

Sekisui House Ltd.	9,900	199,014

Senshu Ikeda Holdings, Inc.(a)	25,300	40,785

See Notes to Financial Statements.

32	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Seven & I Holdings Co. Ltd.	5,300	$227,533

Seven Bank Ltd.	20,900	40,937

SG Holdings Co. Ltd.	5,700	80,747

Shimadzu Corp.	1,200	36,763

Shimamura Co. Ltd.	500	47,117

Shimano, Inc.	400	66,309

Shin-Etsu Chemical Co. Ltd.	22,800	752,139

Shinko Electric Industries Co. Ltd.(a)	1,000	40,488

Shinnihon Corp.	9,700	85,098

Shionogi & Co. Ltd.	1,800	75,594

Shiseido Co. Ltd.	1,600	71,877

SKY Perfect JSAT Holdings, Inc.	9,900	39,111

SMC Corp.	300	164,970

SoftBank Corp.	135,300	1,441,602

Sojitz Corp.	6,180	135,842

Sompo Holdings, Inc.	6,200	277,066

Square Enix Holdings Co. Ltd.	1,600	74,036

Stanley Electric Co. Ltd.(a)	1,600	32,114

Subaru Corp.	7,400	138,390

SUMCO Corp.	3,700	51,915

Sumitomo Bakelite Co. Ltd.	900	37,156

Sumitomo Chemical Co. Ltd.	27,000	81,541

Sumitomo Corp.	35,000	736,396

Sumitomo Electric Industries Ltd.	9,000	109,406

Sumitomo Forestry Co. Ltd.(a)	5,300	127,719

Sumitomo Heavy Industries Ltd.(a)	2,300	54,709

Sumitomo Metal Mining Co. Ltd.	6,600	211,469

Sumitomo Mitsui Financial Group, Inc.	23,300	992,872

Sumitomo Mitsui Trust Holdings, Inc.	5,100	180,415

Sumitomo Pharma Co. Ltd.	8,000	35,369

Sumitomo Realty & Development Co. Ltd.	1,900	46,706

Sumitomo Rubber Industries Ltd.	3,000	28,934

Suncall Corp.	2,400	8,734

Sundrug Co. Ltd.	3,600	106,305

Suntory Beverage & Food Ltd.(a)	1,600	57,697

Suzuki Motor Corp.	3,000	107,953

T&D Holdings, Inc.	10,100	147,131

Taiheiyo Cement Corp.	1,800	35,362

Taisei Corp.	2,400	83,374

Taiyo Yuden Co. Ltd.	1,300	36,760

Takara Holdings, Inc.	15,900	128,544

Takeda Pharmaceutical Co. Ltd.	24,800	776,764

Tama Home Co. Ltd.	900	20,580

TDK Corp.	3,400	130,957

Teijin Ltd.	3,200	31,915

Terumo Corp.	2,500	78,908

THK Co. Ltd.(a)	2,000	40,751

TIS, Inc.	2,000	49,690

Toagosei Co. Ltd.(a)	7,400	65,944

Toho Co. Ltd.	800	30,282

Toho Gas Co. Ltd.	1,500	25,867

TOKAI Holdings Corp.	3,900	24,312

Tokai Tokyo Financial Holdings, Inc.	58,500	154,613

Tokio Marine Holdings, Inc.	36,200	830,269

Tokyo Electron Device Ltd.	800	58,283

Tokyo Electron Ltd.	6,300	896,170

Tokyo Gas Co. Ltd.	5,600	121,775

Tokyo Ohka Kogyo Co. Ltd.	700	42,479

Tokyo Seimitsu Co. Ltd.	1,300	71,325

Tokyo Tatemono Co. Ltd.(a)	4,100	52,493

Tokyu Fudosan Holdings Corp.	12,400	70,624

Toray Industries, Inc.	14,000	77,529

Tosoh Corp.	10,900	128,129

TOTO Ltd.	1,200	35,908

Toyo Seikan Group Holdings Ltd.	6,400	93,741

Toyo Tire Corp.(a)	4,000	52,707

Toyota Motor Corp.	146,870	2,345,794

Toyota Tsusho Corp.	3,900	192,632

Transcosmos, Inc.(a)	2,000	49,331

Trend Micro, Inc.	1,800	86,491

Tsubakimoto Chain Co.	5,400	136,929

UBE Corp.	2,800	47,860

Unicharm Corp.	2,000	73,906

USS Co. Ltd.	4,300	70,747

V Technology Co. Ltd.(a)	800	13,395

West Japan Railway Co.	1,500	62,165

Yakult Honsha Co. Ltd.	1,000	62,995

YAMABIKO Corp.(a)	2,400	25,854

Yamada Holdings Co. Ltd.(a)	14,900	43,751

Yamaha Motor Co. Ltd.(a)	5,600	159,707

Yamanashi Chuo Bank Ltd.(a)	3,400	29,193

Yamato Holdings Co. Ltd.	3,400	61,232

Yaskawa Electric Corp.	1,900	86,538

Yokogawa Electric Corp.	1,700	31,175

Yokohama Rubber Co. Ltd.(a)	2,300	50,126

Yokorei Co. Ltd.	14,100	114,138

ZOZO, Inc.	2,400	49,333

Total Japan		49,031,315

Netherlands – 2.0%

Aalberts NV(a)	1,906	80,121

Aegon NV	31,550	159,369

Arcadis NV	953	39,801

ASM International NV	201	85,162

ASML Holding NV	1,279	925,143

ASR Nederland NV	3,910	175,922

BE Semiconductor Industries NV(a)	1,685	182,547

CTP NV(b)	6,063	78,715

Euronext NV(b)	867	58,929

Ferrovial SE	5,848	184,834

Heineken Holding NV	1,701	147,814

Heineken NV	4,070	418,194

IMCD NV	253	36,352

JDE Peet’s NV	4,089	121,610

Koninklijke Ahold Delhaize NV	10,449	356,360

Koninklijke KPN NV	90,194	321,675

Koninklijke Vopak NV	2,956	105,425

NN Group NV(a)	5,656	209,248

OCI NV*	10,625	254,674

See Notes to Financial Statements.

WisdomTree Trust	33

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Ordina NV	2,820	$17,444

Randstad NV	5,458	287,671

SBM Offshore NV	3,894	53,359

Signify NV(b)	2,832	79,313

Universal Music Group NV(a)	11,444	254,078

Wolters Kluwer NV	1,694	214,940

Total Netherlands		4,848,700

Norway – 1.8%

ABG Sundal Collier Holding ASA	20,939	10,183

AF Gruppen ASA	5,500	68,278

Aker ASA, Class A	1,073	60,943

Aker BP ASA	11,948	280,813

Bouvet ASA	7,287	44,143

DNB Bank ASA	35,841	671,420

DNO ASA(a)	51,128	45,122

Entra ASA(b)	5,839	53,030

Equinor ASA	33,281	969,520

Europris ASA(b)	5,716	38,201

Gjensidige Forsikring ASA	8,420	135,021

Kid ASA(b)	3,362	23,661

Kongsberg Gruppen ASA	1,989	90,636

Leroy Seafood Group ASA	10,807	41,075

Mowi ASA	6,691	106,296

MPC Container Ships ASA	29,378	50,208

Norsk Hydro ASA	36,433	216,961

Orkla ASA	11,971	86,149

Salmar ASA	2,552	103,118

SpareBank 1 SMN	7,914	104,155

SpareBank 1 SR-Bank ASA	9,029	109,644

Storebrand ASA	5,636	44,010

Telenor ASA	67,081	681,232

TGS ASA	2,318	34,553

Wallenius Wilhelmsen ASA	5,799	40,244

Yara International ASA	4,926	174,261

Total Norway		4,282,877

Portugal – 0.4%

EDP – Energias de Portugal SA	52,887	258,264

Galp Energia SGPS SA	13,946	163,106

Jeronimo Martins SGPS SA	9,631	265,207

Navigator Co. SA	19,499	66,033

NOS SGPS SA	18,689	66,389

REN – Redes Energeticas Nacionais SGPS SA	17,544	47,756

Sonae SGPS SA	76,638	75,334

Total Portugal		942,089

Singapore – 2.7%

BOC Aviation Ltd.(b)	10,500	84,881

CapitaLand Ascendas REIT	109,900	220,880

CapitaLand Ascott Trust	94,482	75,398

CapitaLand Integrated Commercial Trust	172,100	242,887

CapitaLand Investment Ltd.	93,200	227,947

City Developments Ltd.	15,700	77,958

ComfortDelGro Corp. Ltd.	31,900	27,343

DBS Group Holdings Ltd.	49,263	1,146,989

Frasers Centrepoint Trust	33,800	54,695

Frasers Logistics & Commercial Trust	147,600	136,328

Genting Singapore Ltd.	112,800	78,348

Hour Glass Ltd.	22,100	32,660

Jardine Cycle & Carriage Ltd.	8,400	215,997

Kenon Holdings Ltd.	2,091	48,740

Keppel Corp. Ltd.	34,600	171,549

Keppel DC REIT	50,900	81,238

Keppel Infrastructure Trust	139,635	52,620

Keppel REIT	123,200	81,930

Mapletree Industrial Trust	79,100	129,169

Mapletree Logistics Trust	88,100	105,458

Mapletree Pan Asia Commercial Trust	95,600	114,436

NetLink NBN Trust	97,000	61,281

Olam Group Ltd.	99,000	101,681

OUE Commercial Real Estate Investment Trust	217,300	52,986

Oversea-Chinese Banking Corp. Ltd.	94,301	855,667

PARAGON REIT	131,300	92,653

Parkway Life Real Estate Investment Trust	12,600	36,310

Propnex Ltd.	63,600	47,464

Sembcorp Industries Ltd.	32,700	138,933

Sheng Siong Group Ltd.	31,400	38,051

Singapore Exchange Ltd.	17,200	122,135

Singapore Technologies Engineering Ltd.	44,700	121,547

Singapore Telecommunications Ltd.	291,100	537,740

StarHub Ltd.	80,100	61,554

Suntec Real Estate Investment Trust	91,400	87,122

United Overseas Bank Ltd.	34,228	708,157

UOL Group Ltd.	11,300	53,605

Venture Corp. Ltd.	5,600	60,868

Total Singapore		6,585,205

Spain – 4.0%

Acciona SA(a)	635	107,659

Acerinox SA	7,940	84,234

ACS Actividades de Construccion y Servicios SA(a)	11,106	389,793

Atresmedia Corp. de Medios de Comunicacion SA(a)	22,457	85,556

Banco Bilbao Vizcaya Argentaria SA	111,809	857,789

Banco de Sabadell SA	77,150	88,716

Banco Santander SA	212,288	783,987

Bankinter SA(a)	17,892	109,898

CaixaBank SA	103,540	427,788

Cia de Distribucion Integral Logista Holdings SA	5,335	143,650

Cie Automotive SA(a)	1,378	42,095

Corp. ACCIONA Energias Renovables SA(a)	1,094	36,547

EDP Renovaveis SA	1,918	38,283

Enagas SA(a)	9,382	184,244

Endesa SA(a)	45,581	977,173

Fluidra SA(a)	4,376	85,124

Fomento de Construcciones y Contratas SA*(a)	7,441	95,956

Grupo Catalana Occidente SA	2,104	64,617

Iberdrola SA	85,831	1,119,018

Industria de Diseno Textil SA	37,762	1,460,894

See Notes to Financial Statements.

34	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	39,211	$35,293

Mapfre SA(a)	84,313	167,322

Merlin Properties Socimi SA	24,899	212,972

Naturgy Energy Group SA(a)	21,100	627,528

Neinor Homes SA*(b)	2,546	25,638

Prosegur Cash SA(a)(b)	38,741	25,106

Prosegur Cia de Seguridad SA	18,021	32,008

Redeia Corp. SA(a)	8,302	139,349

Repsol SA	24,114	350,691

Sacyr SA(a)	19,191	65,492

Telefonica SA	162,303	658,002

Viscofan SA	740	51,105

Total Spain		9,573,527

Sweden – 2.4%

AAK AB	1,979	37,157

AFRY AB	6,177	91,043

Alfa Laval AB	2,864	104,205

Assa Abloy AB, Class B	5,371	128,789

Atlas Copco AB, Class A	18,623	267,932

Atlas Copco AB, Class B	7,743	96,238

Atrium Ljungberg AB, Class B	2,284	39,458

Avanza Bank Holding AB(a)	2,791	56,718

Axfood AB	2,968	62,705

Billerud AB	3,944	29,927

Boliden AB*	3,973	114,596

Clas Ohlson AB, Class B(a)	3,097	23,196

Dios Fastigheter AB	4,338	27,651

Dometic Group AB(b)	7,226	47,499

Elekta AB, Class B(a)	5,669	43,741

Epiroc AB, Class A	6,095	115,057

EQT AB	3,808	73,119

Essity AB, Class B	6,610	175,695

Evolution AB(b)	1,115	140,989

FastPartner AB, Class A	4,796	17,983

Hexagon AB, Class B	9,215	113,254

Hexpol AB	6,158	65,164

Holmen AB, Class B	950	34,073

Hufvudstaden AB, Class A(a)	2,744	32,543

Husqvarna AB, Class B(a)	12,366	111,784

Industrivarden AB, Class A	3,183	88,052

Industrivarden AB, Class C(a)	1,801	49,555

Indutrade AB	2,414	54,286

Investment AB Latour, Class B	2,828	55,977

JM AB	1,795	23,881

L E Lundbergforetagen AB, Class B	507	21,536

Lifco AB, Class B	5,873	127,396

Loomis AB	1,284	37,398

Nordic Paper Holding AB	7,768	22,366

Nordnet AB publ	4,757	63,551

Saab AB, Class B	650	35,096

Sandvik AB	9,054	176,196

Securitas AB, Class B	5,925	48,524

Skandinaviska Enskilda Banken AB, Class A	27,436	302,649

Skandinaviska Enskilda Banken AB, Class C(a)	3,555	41,470

SKF AB, Class B	5,415	94,049

SSAB AB, Class A	13,092	92,869

SSAB AB, Class B	34,909	241,425

Svenska Cellulosa AB SCA, Class B	3,936	50,087

Svenska Handelsbanken AB, Class A	27,862	233,032

Sweco AB, Class B	4,583	50,365

Swedbank AB, Class A	29,422	495,347

Tele2 AB, Class B	15,916	131,321

Telefonaktiebolaget LM Ericsson, Class B	45,411	245,568

Telia Co. AB	128,165	280,624

Thule Group AB(a)(b)	4,135	121,394

Trelleborg AB, Class B(a)	2,275	55,057

Volvo AB, Class A	5,007	106,432

Volvo AB, Class B	15,160	312,988

Wihlborgs Fastigheter AB	8,240	59,504

Total Sweden		5,768,511

Switzerland – 9.4%

ABB Ltd., Registered Shares	17,925	704,858

Alcon, Inc.	892	73,881

Allreal Holding AG, Registered Shares	275	46,476

Baloise Holding AG, Registered Shares	1,447	212,525

Banque Cantonale Vaudoise, Registered Shares(a)	1,734	183,159

BKW AG	399	70,466

Cembra Money Bank AG	552	45,781

Cie Financiere Richemont SA, Class A, Registered Shares	3,690	625,483

Clariant AG, Registered Shares*	2,603	37,591

Coca-Cola HBC AG*	3,506	104,525

DKSH Holding AG	909	67,617

DSM-Firmenich AG*	1,123	120,829

EFG International AG*	6,908	70,111

Galenica AG(b)	739	59,680

Geberit AG, Registered Shares	319	166,908

Georg Fischer AG, Registered Shares	723	54,266

Givaudan SA, Registered Shares	60	198,849

Helvetia Holding AG, Registered Shares	1,593	215,451

Holcim AG, Registered Shares*	9,626	647,723

Julius Baer Group Ltd.	4,060	255,676

Kuehne & Nagel International AG, Registered Shares	1,710	505,938

Logitech International SA, Registered Shares	954	56,772

Lonza Group AG, Registered Shares	139	82,873

Mobilezone Holding AG, Registered Shares	2,651	40,655

Nestle SA, Registered Shares	32,996	3,968,445

Novartis AG, Registered Shares	45,166	4,543,609

OC Oerlikon Corp. AG, Registered Shares	8,464	42,157

Partners Group Holding AG	295	277,507

PSP Swiss Property AG, Registered Shares	676	75,485

Roche Holding AG	9,184	2,807,605

Roche Holding AG, Bearer Shares	1,257	412,513

Schindler Holding AG, Participation Certificate	658	154,231

Schindler Holding AG, Registered Shares	284	63,806

See Notes to Financial Statements.

WisdomTree Trust	35

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

SFS Group AG	480	$63,202

SGS SA, Registered Shares	3,258	307,938

SIG Group AG*	3,239	89,352

Sika AG, Registered Shares	610	174,344

Sonova Holding AG, Registered Shares	363	96,649

Stadler Rail AG	1,062	41,499

STMicroelectronics NV	2,936	145,953

Straumann Holding AG, Registered Shares	586	95,074

Sulzer AG, Registered Shares	933	80,196

Swatch Group AG, Bearer Shares	228	66,541

Swatch Group AG, Registered Shares	1,032	56,696

Swiss Life Holding AG, Registered Shares	497	290,539

Swiss Prime Site AG, Registered Shares	1,046	90,786

Swiss Re AG	7,634	768,306

Swisscom AG, Registered Shares	1,172	730,723

Temenos AG, Registered Shares	504	40,077

UBS Group AG, Registered Shares	33,194	671,375

VAT Group AG(b)	314	129,861

Vontobel Holding AG, Registered Shares(a)	1,302	82,517

Zurich Insurance Group AG	3,452	1,639,473

Total Switzerland		22,654,552

United Kingdom – 12.6%

Airtel Africa PLC(b)	61,452	84,221

Anglo American PLC	34,036	966,257

Ashtead Group PLC	2,419	167,425

Associated British Foods PLC	7,574	191,718

Assura PLC	60,024	34,645

AstraZeneca PLC	12,486	1,789,962

Auto Trader Group PLC(b)	4,771	37,025

Aviva PLC	58,231	292,575

BAE Systems PLC	30,484	359,267

Balfour Beatty PLC	13,303	57,639

Barclays PLC	212,171	413,733

Beazley PLC	6,741	50,478

Bodycote PLC	15,922	129,754

BP PLC	269,557	1,570,772

Bridgepoint Group PLC(b)(c)	13,928	35,875

British American Tobacco PLC	48,931	1,622,397

British Land Co. PLC	17,304	66,614

Britvic PLC	7,992	86,975

BT Group PLC(a)	192,620	299,620

Bunzl PLC	3,079	117,396

Burberry Group PLC	4,225	113,875

Close Brothers Group PLC	4,431	49,658

CNH Industrial NV	8,278	119,258

Compass Group PLC	8,047	225,277

ConvaTec Group PLC(b)	18,700	48,785

Cranswick PLC	1,469	60,623

Croda International PLC	778	55,647

DCC PLC	880	49,204

Derwent London PLC	2,854	74,383

Diageo PLC	21,674	931,092

Diploma PLC	1,178	44,690

Diversified Energy Co. PLC	42,743	48,038

Drax Group PLC	8,159	60,163

DS Smith PLC	25,642	88,607

Dunelm Group PLC	4,774	68,038

FDM Group Holdings PLC	3,018	21,525

Fresnillo PLC	7,688	59,642

Games Workshop Group PLC	817	113,425

Grainger PLC	9,007	26,017

Greggs PLC	1,737	56,401

H&T Group PLC	3,431	18,975

Halma PLC	1,427	41,310

Harbour Energy PLC	15,947	46,347

Hargreaves Lansdown PLC	6,810	70,614

Howden Joinery Group PLC	16,906	138,074

HSBC Holdings PLC	494,894	3,911,636

Hunting PLC	4,855	12,308

IMI PLC	3,113	64,907

Imperial Brands PLC	30,997	685,109

Inchcape PLC	6,405	63,312

InterContinental Hotels Group PLC	2,168	149,777

Intertek Group PLC	1,948	105,627

Investec PLC	13,816	77,426

ITV PLC	106,416	92,404

J. Sainsbury PLC	48,137	164,625

Kingfisher PLC	44,292	130,472

Land Securities Group PLC	13,811	100,822

Legal & General Group PLC	146,035	422,009

Lloyds Banking Group PLC	1,052,977	583,541

London Stock Exchange Group PLC	2,094	222,720

Londonmetric Property PLC	39,288	82,615

Mondi PLC	6,404	97,619

National Grid PLC	92,260	1,220,453

Next PLC	1,719	150,796

OSB Group PLC	15,637	95,425

Pagegroup PLC	13,638	69,632

Pan African Resources PLC	112,226	17,863

Pearson PLC	6,276	65,587

Pennon Group PLC	6,308	57,020

Primary Health Properties PLC(a)	37,781	45,847

Prudential PLC	17,024	239,918

Quilter PLC(b)	39,921	40,197

Reckitt Benckiser Group PLC	9,945	747,489

RELX PLC	19,546	651,314

Rentokil Initial PLC	10,283	80,401

Rightmove PLC	6,617	44,014

RS Group PLC	5,284	51,069

Safestore Holdings PLC	4,381	47,287

Sage Group PLC	10,589	124,500

Savills PLC	2,337	25,284

Schroders PLC	19,137	106,394

Segro PLC	11,146	101,574

Serco Group PLC	14,858	29,411

Severn Trent PLC	2,666	86,973

Shell PLC	132,871	3,957,083

Smith & Nephew PLC	7,934	127,902

See Notes to Financial Statements.

36	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

Investments	Shares	Value

Smiths Group PLC	4,252	$88,871

Spectris PLC	1,253	57,268

Spirax-Sarco Engineering PLC	365	48,098

SSE PLC	17,318	405,338

St. James’s Place PLC	8,007	110,704

Standard Chartered PLC	19,350	168,022

TBC Bank Group PLC	2,209	69,368

Tesco PLC	108,306	342,034

Travis Perkins PLC	9,898	102,231

Tritax Big Box REIT PLC	44,629	70,924

Unilever PLC	30,572	1,592,605

Unite Group PLC	7,549	83,498

United Utilities Group PLC	9,139	111,727

Vesuvius PLC	16,292	82,520

Victrex PLC	1,511	26,740

Vodafone Group PLC	705,062	663,053

Weir Group PLC	2,893	64,586

Whitbread PLC	2,644	113,819

Total United Kingdom		30,355,784

United States – 1.1%

GSK PLC	80,710	1,425,058

Stellantis NV	74,837	1,313,703

Total United States		2,738,761
TOTAL COMMON STOCKS (Cost: $213,563,132)		240,109,276

RIGHTS – 0.0%

Australia – 0.0%

Abacus Property Group, expiring 7/27/23*†	7,060	0

Spain – 0.0%

Sacyr SA, expiring 7/4/23*(a)	19,191	1,719
TOTAL RIGHTS (Cost: $1,635)		1,719

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.9%

United States – 3.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(d)
(Cost: $9,287,088)	9,287,088	9,287,088

TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $222,851,855)		249,398,083

Other Assets less Liabilities – (3.3)%		(7,941,399)

NET ASSETS – 100.0%		$241,456,684

*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $14,318,629 and the total market value of the collateral held by the Fund was $15,180,793. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $5,893,705.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation		Unrealized Depreciation
Barclays Bank PLC	7/6/2023	3,651,945	AUD	2,431,001	USD	$—		$(16)
Barclays Bank PLC	7/6/2023	1,233,512	CHF	1,378,893	USD	8		—
Barclays Bank PLC	7/6/2023	673,911	DKK	98,749	USD	0	^	—
Barclays Bank PLC	7/6/2023	2,135,977	EUR	2,330,434	USD	28		—
Barclays Bank PLC	7/6/2023	2,513,205	GBP	3,195,156	USD	28		—
Barclays Bank PLC	7/6/2023	775,361	ILS	208,949	USD	—		(6)
Barclays Bank PLC	7/6/2023	644,813,696	JPY	4,461,903	USD	54		—
Barclays Bank PLC	7/6/2023	4,069,881	NOK	379,892	USD	2		—
Barclays Bank PLC	7/6/2023	2,130,980	SEK	197,296	USD	2		—
Barclays Bank PLC	7/6/2023	1,146,633	SGD	847,302	USD	—		(15)
Barclays Bank PLC	7/6/2023	2,396,123	USD	3,697,801	AUD	—		(65,387)
Barclays Bank PLC	7/6/2023	1,359,110	USD	1,237,597	CHF	—		(24,357)
Barclays Bank PLC	7/6/2023	97,332	USD	678,339	DKK	—		(2,066)
Barclays Bank PLC	7/6/2023	2,296,998	USD	2,150,230	EUR	—		(49,014)
Barclays Bank PLC	7/6/2023	3,149,312	USD	2,539,106	GBP	—		(78,801)

See Notes to Financial Statements.

WisdomTree Trust	37

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	7/6/2023	205,953	USD	768,039	ILS	$—	$(1,017)
Barclays Bank PLC	7/6/2023	4,397,885	USD	611,204,423	JPY	168,496	—
Barclays Bank PLC	7/6/2023	374,442	USD	4,165,570	NOK	—	(14,384)
Barclays Bank PLC	7/6/2023	194,465	USD	2,112,530	SEK	—	(1,124)
Barclays Bank PLC	7/6/2023	835,145	USD	1,130,314	SGD	—	(83)
Barclays Bank PLC	8/3/2023	5,838,248	USD	8,763,862	AUD	—	(240)
Barclays Bank PLC	8/3/2023	686,828	USD	4,679,646	DKK	—	(28)
Barclays Bank PLC	8/3/2023	16,789,712	USD	15,367,693	EUR	—	(234)
Barclays Bank PLC	8/3/2023	6,469,186	USD	5,087,370	GBP	15	—
Barclays Bank PLC	8/3/2023	209,311	USD	776,212	ILS	—	(14)
Barclays Bank PLC	8/3/2023	10,824,623	USD	1,557,763,918	JPY	—	(341)
Barclays Bank PLC	8/3/2023	924,385	USD	9,893,468	NOK	—	(42)
Barclays Bank PLC	8/3/2023	1,416,688	USD	15,282,604	SEK	—	(38)
Barclays Bank PLC	8/3/2023	848,855	USD	1,147,632	SGD	—	(11)
Barclays Bank PLC	8/4/2023	4,841,621	USD	4,318,527	CHF	—	(184)
Citibank NA	7/6/2023	3,652,003	AUD	2,431,003	USD	20	—
Citibank NA	7/6/2023	1,233,519	CHF	1,378,894	USD	14	—
Citibank NA	7/6/2023	673,914	DKK	98,749	USD	1	—
Citibank NA	7/6/2023	2,135,969	EUR	2,330,434	USD	19	—
Citibank NA	7/6/2023	2,513,205	GBP	3,195,155	USD	28	—
Citibank NA	7/6/2023	775,382	ILS	208,951	USD	—	(2)
Citibank NA	7/6/2023	644,811,610	JPY	4,461,904	USD	39	—
Citibank NA	7/6/2023	4,069,896	NOK	379,893	USD	2	—
Citibank NA	7/6/2023	2,130,980	SEK	197,296	USD	2	—
Citibank NA	7/6/2023	1,146,638	SGD	847,302	USD	—	(11)
Citibank NA	7/6/2023	2,396,123	USD	3,697,772	AUD	—	(65,368)
Citibank NA	7/6/2023	1,359,110	USD	1,237,559	CHF	—	(24,315)
Citibank NA	7/6/2023	97,332	USD	678,308	DKK	—	(2,062)
Citibank NA	7/6/2023	2,296,998	USD	2,150,234	EUR	—	(49,019)
Citibank NA	7/6/2023	3,149,312	USD	2,539,106	GBP	—	(78,801)
Citibank NA	7/6/2023	205,953	USD	768,058	ILS	—	(1,022)
Citibank NA	7/6/2023	4,397,885	USD	611,213,219	JPY	168,435	—
Citibank NA	7/6/2023	374,442	USD	4,165,482	NOK	—	(14,376)
Citibank NA	7/6/2023	194,465	USD	2,112,501	SEK	—	(1,122)
Citibank NA	7/6/2023	835,145	USD	1,130,339	SGD	—	(102)
Citibank NA	8/3/2023	5,838,248	USD	8,763,783	AUD	—	(187)
Citibank NA	8/3/2023	686,827	USD	4,679,680	DKK	—	(34)
Citibank NA	8/3/2023	16,789,711	USD	15,367,509	EUR	—	(35)
Citibank NA	8/3/2023	6,469,188	USD	5,087,495	GBP	—	(143)
Citibank NA	8/3/2023	209,311	USD	776,188	ILS	—	(8)
Citibank NA	8/3/2023	10,824,624	USD	1,557,756,485	JPY	—	(288)
Citibank NA	8/3/2023	924,384	USD	9,893,521	NOK	—	(48)
Citibank NA	8/3/2023	1,416,690	USD	15,282,801	SEK	—	(55)
Citibank NA	8/3/2023	848,857	USD	1,147,644	SGD	—	(19)
Citibank NA	8/4/2023	4,841,623	USD	4,318,510	CHF	—	(162)
Goldman Sachs	7/6/2023	63,897	USD	96,515	AUD	—	(350)
Goldman Sachs	7/6/2023	36,243	USD	32,770	CHF	—	(389)
Goldman Sachs	7/6/2023	2,596	USD	17,997	DKK	—	(41)
Goldman Sachs	7/6/2023	61,253	USD	57,011	EUR	—	(949)
Goldman Sachs	7/6/2023	83,982	USD	67,239	GBP	—	(1,503)
Goldman Sachs	7/6/2023	5,492	USD	20,567	ILS	—	(51)
Goldman Sachs	7/6/2023	117,277	USD	16,303,121	JPY	4,463	—
Goldman Sachs	7/6/2023	9,985	USD	109,853	NOK	—	(269)
Goldman Sachs	7/6/2023	5,186	USD	55,784	SEK	21	—
Goldman Sachs	7/6/2023	22,270	USD	29,991	SGD	108	—

See Notes to Financial Statements.

38	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC Holdings PLC	7/6/2023	127,793	USD	191,652	AUD	$216	$—
HSBC Holdings PLC	7/6/2023	72,486	USD	65,655	CHF	—	(907)
HSBC Holdings PLC	7/6/2023	5,191	USD	36,104	DKK	—	(99)
HSBC Holdings PLC	7/6/2023	122,506	USD	114,409	EUR	—	(2,320)
HSBC Holdings PLC	7/6/2023	167,963	USD	135,295	GBP	—	(4,046)
HSBC Holdings PLC	7/6/2023	10,984	USD	40,595	ILS	44	—
HSBC Holdings PLC	7/6/2023	234,554	USD	32,645,319	JPY	8,656	—
HSBC Holdings PLC	7/6/2023	19,970	USD	221,078	NOK	—	(666)
HSBC Holdings PLC	7/6/2023	10,372	USD	113,012	SEK	—	(91)
HSBC Holdings PLC	7/6/2023	44,541	USD	60,038	SGD	177	—
JP Morgan Chase Bank NA	7/6/2023	78,112	AUD	52,172	USD	—	(175)
JP Morgan Chase Bank NA	7/6/2023	3,652,014	AUD	2,431,003	USD	28	—
JP Morgan Chase Bank NA	7/6/2023	26,461	CHF	29,592	USD	—	(12)
JP Morgan Chase Bank NA	7/6/2023	1,233,519	CHF	1,378,894	USD	14	—
JP Morgan Chase Bank NA	7/6/2023	14,458	DKK	2,119	USD	—	(1)
JP Morgan Chase Bank NA	7/6/2023	673,915	DKK	98,749	USD	1	—
JP Morgan Chase Bank NA	7/6/2023	45,828	EUR	50,014	USD	—	(14)
JP Morgan Chase Bank NA	7/6/2023	2,135,977	EUR	2,330,434	USD	28	—
JP Morgan Chase Bank NA	7/6/2023	53,947	GBP	68,572	USD	14	—
JP Morgan Chase Bank NA	7/6/2023	2,513,210	GBP	3,195,155	USD	35	—
JP Morgan Chase Bank NA	7/6/2023	16,289	ILS	4,484	USD	—	(94)
JP Morgan Chase Bank NA	7/6/2023	775,380	ILS	208,951	USD	—	(3)
JP Morgan Chase Bank NA	7/6/2023	13,728,451	JPY	95,757	USD	—	(759)
JP Morgan Chase Bank NA	7/6/2023	644,812,502	JPY	4,461,904	USD	45	—
JP Morgan Chase Bank NA	7/6/2023	87,247	NOK	8,153	USD	—	(9)
JP Morgan Chase Bank NA	7/6/2023	4,069,869	NOK	379,893	USD	—	(0)^
JP Morgan Chase Bank NA	7/6/2023	45,290	SEK	4,234	USD	—	(41)
JP Morgan Chase Bank NA	7/6/2023	2,130,984	SEK	197,296	USD	2	—
JP Morgan Chase Bank NA	7/6/2023	24,610	SGD	18,184	USD	2	—
JP Morgan Chase Bank NA	7/6/2023	1,146,641	SGD	847,302	USD	—	(9)
JP Morgan Chase Bank NA	8/3/2023	5,838,248	USD	8,763,809	AUD	—	(205)
JP Morgan Chase Bank NA	8/3/2023	686,827	USD	4,679,646	DKK	—	(29)
JP Morgan Chase Bank NA	8/3/2023	16,789,711	USD	15,367,622	EUR	—	(158)
JP Morgan Chase Bank NA	8/3/2023	6,469,188	USD	5,087,319	GBP	81	—
JP Morgan Chase Bank NA	8/3/2023	209,311	USD	776,212	ILS	—	(14)
JP Morgan Chase Bank NA	8/3/2023	10,824,624	USD	1,557,761,897	JPY	—	(326)
JP Morgan Chase Bank NA	8/3/2023	924,384	USD	9,893,276	NOK	—	(25)
JP Morgan Chase Bank NA	8/3/2023	1,416,690	USD	15,282,774	SEK	—	(52)
JP Morgan Chase Bank NA	8/3/2023	848,857	USD	1,147,615	SGD	3	—
JP Morgan Chase Bank NA	8/4/2023	4,841,623	USD	4,318,520	CHF	—	(173)
Royal Bank of Canada	7/6/2023	3,652,003	AUD	2,431,003	USD	20	—
Royal Bank of Canada	7/6/2023	1,233,520	CHF	1,378,894	USD	15	—
Royal Bank of Canada	7/6/2023	673,906	DKK	98,749	USD	—	(0)^
Royal Bank of Canada	7/6/2023	2,136,075	EUR	2,330,434	USD	134	—
Royal Bank of Canada	7/6/2023	2,513,208	GBP	3,195,155	USD	33	—
Royal Bank of Canada	7/6/2023	775,395	ILS	208,951	USD	1	—
Royal Bank of Canada	7/6/2023	644,818,504	JPY	4,461,904	USD	86	—
Royal Bank of Canada	7/6/2023	4,069,844	NOK	379,893	USD	—	(2)
Royal Bank of Canada	7/6/2023	2,130,974	SEK	197,296	USD	1	—
Royal Bank of Canada	7/6/2023	1,146,630	SGD	847,302	USD	—	(17)
Royal Bank of Canada	7/6/2023	2,396,123	USD	3,697,515	AUD	—	(65,197)
Royal Bank of Canada	7/6/2023	1,359,108	USD	1,237,548	CHF	—	(24,304)
Royal Bank of Canada	7/6/2023	97,332	USD	678,290	DKK	—	(2,059)
Royal Bank of Canada	7/6/2023	2,296,997	USD	2,150,239	EUR	—	(49,025)
Royal Bank of Canada	7/6/2023	3,149,312	USD	2,539,047	GBP	—	(78,726)
Royal Bank of Canada	7/6/2023	205,951	USD	768,080	ILS	—	(1,030)

See Notes to Financial Statements.

WisdomTree Trust	39

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International Equity Fund (DDWM)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Royal Bank of Canada	7/6/2023	4,397,886	USD	611,223,460	JPY	$168,365	$—
Royal Bank of Canada	7/6/2023	374,443	USD	4,165,466	NOK	—	(14,373)
Royal Bank of Canada	7/6/2023	194,465	USD	2,112,413	SEK	—	(1,114)
Royal Bank of Canada	7/6/2023	835,146	USD	1,130,313	SGD	—	(82)
Royal Bank of Canada	8/3/2023	5,838,248	USD	8,763,927	AUD	—	(284)
Royal Bank of Canada	8/3/2023	686,827	USD	4,679,747	DKK	—	(44)
Royal Bank of Canada	8/3/2023	16,789,711	USD	15,368,382	EUR	—	(988)
Royal Bank of Canada	8/3/2023	6,469,188	USD	5,087,395	GBP	—	(16)
Royal Bank of Canada	8/3/2023	209,311	USD	776,682	ILS	—	(141)
Royal Bank of Canada	8/3/2023	10,824,624	USD	1,557,781,869	JPY	—	(465)
Royal Bank of Canada	8/3/2023	924,384	USD	9,893,464	NOK	—	(43)
Royal Bank of Canada	8/3/2023	1,416,690	USD	15,282,643	SEK	—	(40)
Royal Bank of Canada	8/3/2023	848,857	USD	1,147,624	SGD	—	(3)
Royal Bank of Canada	8/4/2023	4,841,623	USD	4,318,587	CHF	—	(249)
Standard Chartered Bank	7/6/2023	2,396,123	USD	3,697,738	AUD	—	(65,345)
Standard Chartered Bank	7/6/2023	1,359,110	USD	1,237,513	CHF	—	(24,263)
Standard Chartered Bank	7/6/2023	97,332	USD	678,375	DKK	—	(2,072)
Standard Chartered Bank	7/6/2023	2,296,998	USD	2,150,244	EUR	—	(49,030)
Standard Chartered Bank	7/6/2023	3,149,312	USD	2,539,057	GBP	—	(78,739)
Standard Chartered Bank	7/6/2023	205,953	USD	768,091	ILS	—	(1,031)
Standard Chartered Bank	7/6/2023	4,397,885	USD	611,218,057	JPY	168,402	—
Standard Chartered Bank	7/6/2023	374,442	USD	4,165,619	NOK	—	(14,389)
Standard Chartered Bank	7/6/2023	194,465	USD	2,112,590	SEK	—	(1,130)
Standard Chartered Bank	7/6/2023	835,145	USD	1,130,295	SGD	—	(70)
						$688,188	$(962,632)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$240,109,276	$—	$—		$240,109,276
Rights
Australia	—	—	0	*	0
Spain	1,719	—	—		1,719
Investment of Cash Collateral for Securities Loaned	—	9,287,088	—		9,287,088
Total Investments in Securities	$240,110,995	$9,287,088	$0		$249,398,083
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$688,188	$—		$688,188
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(962,632)	$—		$(962,632)
Total – Net	$240,110,995	$9,012,644	$0		$249,123,639
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

40	WisdomTree Trust

Schedule of Investments

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.2%

Australia – 13.9%

Abacus Property Group	449,595	$805,044

Accent Group Ltd.	143,432	159,921

APM Human Services International Ltd.(a)	72,792	102,722

ARB Corp. Ltd.(a)	12,071	229,803

AUB Group Ltd.	13,082	256,016

Austal Ltd.(a)	60,371	95,241

Australian Clinical Labs Ltd.(a)	183,660	420,551

Baby Bunting Group Ltd.(a)	56,601	51,805

Bapcor Ltd.(a)	60,336	238,566

Blackmores Ltd.	1,662	104,259

Bravura Solutions Ltd.(a)	135,675	42,447

Breville Group Ltd.(a)	13,179	174,926

BWP Trust	214,945	519,374

Capitol Health Ltd.	246,726	44,343

Cedar Woods Properties Ltd.(a)	48,854	163,574

Centuria Capital Group(a)	310,973	341,549

Centuria Industrial REIT(a)	175,180	361,487

Champion Iron Ltd.(a)	118,859	481,040

Charter Hall Long Wale REIT	368,407	983,373

Codan Ltd.(a)	55,045	294,225

Collins Foods Ltd.(a)	19,372	126,758

Costa Group Holdings Ltd.(a)	95,609	173,107

Cromwell Property Group	1,124,613	400,500

CSR Ltd.	247,178	853,932

Dalrymple Bay Infrastructure Ltd.	83,086	146,008

Data#3 Ltd.(a)	24,425	117,061

DDH1 Ltd.	157,059	87,296

Deterra Royalties Ltd.	298,168	912,987

Dicker Data Ltd.(a)	41,206	224,916

Domain Holdings Australia Ltd.(a)	62,087	156,634

Eagers Automotive Ltd.(a)	73,475	659,777

Elders Ltd.(a)	46,365	203,078

First Resources Ltd.	574,227	589,778

G8 Education Ltd.	219,683	152,081

Gold Road Resources Ltd.	58,378	57,706

GR Engineering Services Ltd.	69,509	99,015

GrainCorp Ltd., Class A(a)	31,059	161,881

Growthpoint Properties Australia Ltd.	241,408	448,334

GUD Holdings Ltd.(a)	39,837	233,884

GWA Group Ltd.(a)	96,641	112,576

Hansen Technologies Ltd.(a)	31,452	108,239

Helia Group Ltd.	246,471	567,659

HMC Capital Ltd.	59,472	200,313

HomeCo Daily Needs REIT	686,774	537,153

HUB24 Ltd.	4,269	72,320

Infomedia Ltd.(a)	93,892	99,999

Ingenia Communities Group(a)	59,208	156,859

Inghams Group Ltd.	61,546	107,336

Insignia Financial Ltd.(a)	236,805	444,514

Integral Diagnostics Ltd.	41,643	90,921

InvoCare Ltd.(a)	28,190	236,247

IPH Ltd.(a)	36,373	189,578

IRESS Ltd.(a)	43,613	297,568

IVE Group Ltd.(a)	99,126	151,761

Johns Lyng Group Ltd.	13,430	47,559

Jumbo Interactive Ltd.	12,278	116,545

Jupiter Mines Ltd.(a)	587,678	76,282

Kelsian Group Ltd.(a)	39,137	189,134

Link Administration Holdings Ltd.	37,143	41,289

Lovisa Holdings Ltd.	28,546	366,732

Maas Group Holdings Ltd.(a)	36,431	64,263

McMillan Shakespeare Ltd.	46,385	557,624

Monadelphous Group Ltd.(a)	25,559	199,396

Monash IVF Group Ltd.	170,162	129,692

Myer Holdings Ltd.(a)	382,369	150,169

MyState Ltd.	39,646	83,657

Navigator Global Investments Ltd.(a)	248,585	220,076

Netwealth Group Ltd.(a)	21,885	201,618

Nick Scali Ltd.(a)	32,431	196,664

NRW Holdings Ltd.	173,226	291,729

Nufarm Ltd.	27,852	94,367

Orora Ltd.	319,108	698,843

Pacific Current Group Ltd.(a)	14,432	71,185

Pact Group Holdings Ltd.	85,053	37,366

Perpetual Ltd.(a)	23,073	397,479

Perseus Mining Ltd.	138,946	152,608

Pinnacle Investment Management Group Ltd.(a)	43,859	291,364

PSC Insurance Group Ltd.	43,301	158,528

PWR Holdings Ltd.	12,637	72,930

Ramelius Resources Ltd.	76,804	64,417

Region RE Ltd.	461,637	697,545

Regis Healthcare Ltd.(a)	58,375	86,263

Reliance Worldwide Corp. Ltd.	171,741	468,710

Ridley Corp. Ltd.	91,708	122,091

Sigma Healthcare Ltd.	122,209	68,333

Sims Ltd.	108,382	1,136,276

SmartGroup Corp. Ltd.(a)	84,839	447,267

Super Retail Group Ltd.	86,689	659,563

Terracom Ltd.(a)	472,980	132,232

Ventia Services Group Pty. Ltd.	141,381	285,154

Waypoint REIT Ltd.	313,598	540,653

Total Australia		24,663,645

Austria – 1.1%

AT&S Austria Technologie & Systemtechnik AG	4,731	169,917

Oesterreichische Post AG	20,316	724,788

Porr AG	7,937	112,224

S IMMO AG*	8,823	117,436

Schoeller-Bleckmann Oilfield Equipment AG	1,226	71,025

Semperit AG Holding	5,564	126,870

UNIQA Insurance Group AG	73,485	589,265

Zumtobel Group AG	11,184	90,171

Total Austria		2,001,696

Belgium – 1.5%

Barco NV	8,803	219,357

Bekaert SA	14,019	634,732

See Notes to Financial Statements.

WisdomTree Trust	41

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

bpost SA(a)	83,892	$368,301

Deceuninck NV	20,720	51,541

Econocom Group SA/NV	2,002	5,799

Fagron	5,848	98,382

Intervest Offices & Warehouses NV	9,308	140,546

Recticel SA(a)	5,693	67,701

VGP NV(a)	8,934	872,356

Xior Student Housing NV	6,426	191,043

Total Belgium		2,649,758

China – 0.3%

CITIC Telecom International Holdings Ltd.	893,678	342,117

CPMC Holdings Ltd.	69,900	34,698

Yanlord Land Group Ltd.*	247,709	140,021

Total China		516,836

Denmark – 2.8%

Alm Brand A/S	236,353	369,862

Cementir Holding NV	27,434	222,084

Chemometec A/S*	466	31,818

D/S Norden A/S	24,587	1,226,315

Dfds A/S	10,597	385,693

FLSmidth & Co. A/S	4,687	226,766

Huscompagniet A/S*	10,584	90,877

Matas A/S	5,249	77,371

Per Aarsleff Holding A/S	3,952	194,275

Scandinavian Tobacco Group A/S, Class A(b)	27,360	455,008

Schouw & Co. A/S	3,989	315,036

Spar Nord Bank A/S	21,550	336,914

Sydbank A/S	21,424	989,449

Total Denmark		4,921,468

Finland – 2.8%

Aktia Bank Oyj	10,110	102,579

Anora Group Oyj	16,677	89,518

Cargotec Oyj, Class B	7,908	434,401

Caverion Oyj	25,306	235,504

Citycon Oyj*(a)	61,869	392,845

Fiskars Oyj Abp	14,408	243,332

Harvia Oyj	4,345	109,503

Kemira Oyj	29,835	474,904

Konecranes Oyj	20,552	826,260

Lassila & Tikanoja Oyj(a)	6,140	66,787

Marimekko Oyj	7,428	73,665

Musti Group Oyj*	4,270	83,342

Outokumpu Oyj	78,812	421,493

Puuilo Oyj	24,865	196,405

Raisio Oyj, Class V	40,171	89,625

Sanoma Oyj	10,618	76,919

Talenom Oyj(a)	3,738	29,648

Terveystalo Oyj(a)(b)	31,489	283,768

Tokmanni Group Corp.	21,676	282,836

Uponor Oyj	16,504	515,688

Total Finland		5,029,022

France – 3.0%

Beneteau SA	12,214	206,278

Bigben Interactive(a)	7,937	46,067

Cie Plastic Omnium SA	15,257	267,824

Coface SA(a)	77,922	1,072,863

Derichebourg SA	54,877	304,743

Etablissements Maurel Et Prom SA	43,348	184,725

Fnac Darty SA	7,566	283,130

IPSOS	7,097	394,497

Jacquet Metals SACA	6,175	128,002

Lectra	3,533	105,228

LISI(a)	3,959	113,597

Maisons du Monde SA*(a)(b)	13,689	137,698

Mersen SA	3,301	149,458

Metropole Television SA	43,244	612,386

Quadient SA	6,286	129,342

Television Francaise 1(a)	68,722	471,972

Trigano SA	1,690	242,090

Vicat SA	14,155	449,395

Total France		5,299,295

Georgia – 0.5%

Bank of Georgia Group PLC	21,300	792,083

Germany – 3.5%

7C Solarparken AG	15,633	63,532

alstria office REIT AG	8,337	45,569

AURELIUS Equity Opportunities SE & Co. KGaA*	9,691	188,726

BayWa AG	3,522	145,055

Bilfinger SE	7,469	290,256

CompuGroup Medical SE & Co. KGaA	4,022	197,811

CropEnergies AG	12,394	135,489

Dermapharm Holding SE	13,498	667,103

Deutz AG	28,686	168,531

Duerr AG	6,295	203,563

Energiekontor AG	1,046	79,997

Gerresheimer AG	3,198	359,718

Hamborner REIT AG	21,038	146,666

Hamburger Hafen und Logistik AG	20,066	248,693

Hornbach Holding AG & Co. KGaA	2,676	210,935

Indus Holding AG	6,554	184,481

Instone Real Estate Group SE(b)	21,538	129,004

Jenoptik AG	3,635	124,684

JOST Werke SE(b)	2,151	116,398

Kloeckner & Co. SE	58,257	566,941

Mutares SE & Co. KGaA*	6,190	169,508

SAF-Holland SE	11,539	161,140

Salzgitter AG	10,013	362,028

Siltronic AG	6,560	500,987

Varta AG*(a)	17,006	347,972

Wacker Neuson SE	12,449	301,517

Wuestenrot & Wuerttembergische AG	6,780	115,985

Total Germany		6,232,289

See Notes to Financial Statements.

42	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

Hong Kong – 1.0%

Dah Sing Banking Group Ltd.	187,600	$139,564

Dah Sing Financial Holdings Ltd.	49,200	122,928

Fortune Real Estate Investment Trust	749,000	539,055

Hutchison Port Holdings Trust	2,742,700	529,341

Nissin Foods Co. Ltd.	198,000	169,283

Singamas Container Holdings Ltd.	2,086,000	170,360

Tam Jai International Co. Ltd.	653,000	149,988

Total Hong Kong		1,820,519

Indonesia – 0.3%

Bumitama Agri Ltd.	307,100	124,805

Nickel Industries Ltd.	796,162	469,019

Total Indonesia		593,824

Ireland – 0.3%

Cairn Homes PLC	209,558	265,208

Kenmare Resources PLC	33,483	190,282

Origin Enterprises PLC	32,582	118,549

Total Ireland		574,039

Israel – 2.8%

Altshuler Shaham Penn Ltd.	113,275	200,729

AudioCodes Ltd.	5,783	52,844

Automatic Bank Services Ltd.	21,795	94,675

Azorim-Investment Development & Construction Co. Ltd.*	21,979	66,631

Delek Automotive Systems Ltd.	30,348	231,927

Delek Group Ltd.‡	0	39

Delta Galil Ltd.	3,286	128,396

Electra Consumer Products 1970 Ltd.	2,957	73,149

Electra Real Estate Ltd.	14,383	163,289

FIBI Holdings Ltd.	8,930	359,756

G City Ltd.	74,511	244,157

Gav-Yam Lands Corp. Ltd.	29,948	210,712

Harel Insurance Investments & Financial Services Ltd.	57,637	447,931

Israel Canada T.R Ltd.	45,854	105,647

Israel Land Development Co. Ltd.	8,787	68,668

Magic Software Enterprises Ltd.	8,031	104,982

Matrix IT Ltd.	16,731	340,531

Max Stock Ltd.	69,644	142,987

Maytronics Ltd.	16,641	227,080

Mediterranean Towers Ltd.	37,799	82,301

Mega Or Holdings Ltd.	6,179	127,761

Mehadrin Ltd.*‡	0	13

Migdal Insurance & Financial Holdings Ltd.	62,079	75,195

Oil Refineries Ltd.	778,980	222,089

One Software Technologies Ltd.	9,358	125,834

Paz Oil Co. Ltd.*	1	92

Plus500 Ltd.	34,545	643,411

Retailors Ltd.	2,581	49,938

Shufersal Ltd.*	26,069	135,931

Sisram Medical Ltd.(a)(b)	70,400	83,906

Tamar Petroleum Ltd.(b)	19,552	61,960

Tiv Taam Holdings 1 Ltd.	25,933	41,182

Total Israel		4,913,743

Italy – 4.3%

Alerion Cleanpower SpA	4,636	144,655

Anima Holding SpA(a)(b)	135,350	503,249

Ariston Holding NV	7,675	81,055

Arnoldo Mondadori Editore SpA	61,917	135,441

Azimut Holding SpA(a)	52,070	1,122,250

Banca Popolare di Sondrio SpA	110,512	460,090

Cairo Communication SpA	78,411	141,323

Carel Industries SpA(b)	3,726	112,196

Credito Emiliano SpA(a)	45,437	353,447

Danieli & C. Officine Meccaniche SpA, RSP	7,715	141,575

El.En. SpA(a)	5,013	60,106

Enav SpA(b)	65,851	280,621

Esprinet SpA(a)	18,830	114,222

Fila SpA(a)	7,046	60,421

Immobiliare Grande Distribuzione SIIQ SpA(a)	64,756	170,970

Iren SpA	421,484	782,186

Italian Sea Group SpA(a)	10,416	89,093

Maire Tecnimont SpA(a)	94,233	363,941

MARR SpA	12,123	185,960

OVS SpA(b)	32,093	88,934

Piaggio & C. SpA	110,795	459,334

RAI Way SpA(b)	50,521	303,703

Salcef Group SpA(a)	8,548	214,495

Sanlorenzo SpA	3,484	149,761

SOL SpA	4,729	136,465

Technogym SpA(b)	18,768	173,636

Unieuro SpA(a)(b)	11,203	121,002

Webuild SpA(a)	183,108	345,004

Zignago Vetro SpA(a)	13,660	232,786

Total Italy		7,527,921

Japan – 28.3%

77 Bank Ltd.	12,535	222,020

Adastria Co. Ltd.	2,200	46,577

ADEKA Corp.	11,300	213,866

Advan Group Co. Ltd.	3,700	23,679

Aeon Delight Co. Ltd.	7,600	161,428

Ai Holdings Corp.(a)	8,900	142,242

Aica Kogyo Co. Ltd.(a)	9,300	203,135

Aichi Corp.(a)	22,200	134,089

Alleanza Holdings Co. Ltd.(a)	8,200	56,280

Alps Alpine Co. Ltd.	18,900	164,371

Amano Corp.	8,900	186,455

Anritsu Corp.	10,000	84,858

Arcs Co. Ltd.	10,100	171,763

Ariake Japan Co. Ltd.(a)	1,500	55,035

ARTERIA Networks Corp.	13,200	179,915

As One Corp.(a)	1,500	58,968

Asahi Holdings, Inc.	11,000	147,722

Asanuma Corp.	3,500	78,943

ASKUL Corp.(a)	8,400	116,235

Autobacs Seven Co. Ltd.	20,100	212,772

Awa Bank Ltd.	270	3,708

See Notes to Financial Statements.

WisdomTree Trust	43

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

Bando Chemical Industries Ltd.	19,200	$191,289

Bank of Nagoya Ltd.	2,049	46,924

Bank of Saga Ltd.	9,600	110,323

Belc Co. Ltd.	800	35,479

Bell System24 Holdings, Inc.*	13,501	126,851

Benesse Holdings, Inc.	8,900	113,301

Bic Camera, Inc.(a)	4,800	35,468

BML, Inc.	2,500	50,074

Bunka Shutter Co. Ltd.(a)	11,500	88,079

C. Uyemura & Co. Ltd.	1,800	102,121

Canon Electronics, Inc.(a)	3,700	51,634

Central Glass Co. Ltd.	3,100	66,060

Chori Co. Ltd.	9,800	200,428

Citizen Watch Co. Ltd.	41,900	251,049

CKD Corp.	10,600	172,346

Computer Engineering & Consulting Ltd.	4,300	53,462

Create SD Holdings Co. Ltd.	3,300	80,939

Daicel Corp.(a)	34,000	302,515

Daido Steel Co. Ltd.	7,400	306,014

Daihen Corp.(a)	1,737	66,579

Daiho Corp.	3,300	88,359

Daiichikosho Co. Ltd.	12,900	225,985

Daiken Corp.	8,500	134,673

Daiki Aluminium Industry Co. Ltd.(a)	4,300	41,532

Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	11,585

Daio Paper Corp.(a)	13,600	106,374

Daiseki Co. Ltd.	1,400	39,278

Daishi Hokuetsu Financial Group, Inc.	9,000	193,344

Daiwabo Holdings Co. Ltd.	11,100	213,153

DCM Holdings Co. Ltd.	14,300	120,704

Denka Co. Ltd.	10,500	197,054

Dexerials Corp.(a)	4,400	95,437

DIC Corp.(a)	11,300	204,133

Dip Corp.	2,141	52,957

DMG Mori Co. Ltd.(a)	13,300	228,944

DTS Corp.	8,200	192,043

Eagle Industry Co. Ltd.	11,100	134,089

EDION Corp.(a)	13,800	138,921

Eiken Chemical Co. Ltd.	10,600	112,868

Eizo Corp.	1,800	58,906

Elecom Co. Ltd.	9,800	98,587

Elematec Corp.	12,800	161,268

en Japan, Inc.	3,300	56,577

ES-Con Japan Ltd.	22,900	130,554

ESPEC Corp.	1,900	29,998

Exedy Corp.(a)	13,030	217,986

EXEO Group, Inc.	13,100	261,846

Ezaki Glico Co. Ltd.(a)	3,900	101,672

Financial Partners Group Co. Ltd.	14,200	124,576

France Bed Holdings Co. Ltd.	4,400	35,161

Fuji Co. Ltd.	2,700	33,961

Fuji Oil Holdings, Inc.	7,900	108,742

Fuji Soft, Inc.	2,800	89,695

Fujikura Ltd.	12,700	105,661

Fujimi, Inc.(a)	8,400	205,445

Fujitec Co. Ltd.(a)	8,000	203,190

Fukuyama Transporting Co. Ltd.	2,600	71,955

Funai Soken Holdings, Inc.	8,400	147,734

Furukawa Electric Co. Ltd.	3,300	57,924

Furuno Electric Co. Ltd.	8,500	62,455

Future Corp.	9,500	112,198

G-7 Holdings, Inc.(a)	3,300	29,910

Glory Ltd.	8,200	163,592

Goldcrest Co. Ltd.(a)	11,300	140,258

GS Yuasa Corp.	8,151	158,413

Gunma Bank Ltd.(a)	53,487	195,541

H.U. Group Holdings, Inc.	10,900	207,502

H2O Retailing Corp.	10,600	107,808

Hachijuni Bank Ltd.	58,700	253,588

Hakuto Co. Ltd.(a)	4,400	168,651

Hanwa Co. Ltd.	2,539	79,489

Hazama Ando Corp.(a)	23,300	173,297

Heiwa Corp.	11,449	198,269

Heiwa Real Estate Co. Ltd.	2,900	76,144

Hiday Hidaka Corp.	3,100	50,317

Hirogin Holdings, Inc.	45,800	258,573

Hogy Medical Co. Ltd.(a)	2,200	48,327

Hokuetsu Corp.(a)	14,300	85,680

Hokuhoku Financial Group, Inc.	20,606	163,881

Hokuto Corp.	200	2,536

Horiba Ltd.(a)	3,100	176,539

Hyakujushi Bank Ltd.	10,600	135,750

Ichibanya Co. Ltd.(a)	2,700	101,809

Ichigo, Inc.	36,400	69,257

Ichiyoshi Securities Co. Ltd.(a)	18,800	78,694

Idec Corp.	3,600	82,070

Iino Kaiun Kaisha Ltd.	25,800	151,192

Inaba Denki Sangyo Co. Ltd.	10,600	240,184

Inabata & Co. Ltd.	9,000	200,816

Information Services International-Dentsu Ltd.(a)	4,200	146,456

INFRONEER Holdings, Inc.	31,523	295,525

Inui Global Logistics Co. Ltd.(a)	11,700	105,720

Itochu Enex Co. Ltd.	22,800	199,866

Itoham Yonekyu Holdings, Inc.	37,400	187,343

IwaiCosmo Holdings, Inc.	3,800	37,728

Izumi Co. Ltd.	8,300	196,740

JAC Recruitment Co. Ltd.	9,300	166,973

Japan Aviation Electronics Industry Ltd.(a)	9,500	197,184

Japan Lifeline Co. Ltd.	12,300	87,654

Japan Steel Works Ltd.(a)	3,300	70,231

Jeol Ltd.	1,600	56,391

Joyful Honda Co. Ltd.	11,200	131,345

Juroku Financial Group, Inc.	8,400	180,455

K’s Holdings Corp.(a)	33,100	287,522

Kaga Electronics Co. Ltd.	3,400	149,846

Kagome Co. Ltd.	7,600	165,477

See Notes to Financial Statements.

44	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

Kaken Pharmaceutical Co. Ltd.(a)	7,600	$189,402

Kamei Corp.	4,100	41,898

Kanamoto Co. Ltd.	9,000	136,493

Kandenko Co. Ltd.	14,478	115,896

Kaneka Corp.(a)	7,500	208,652

Kanematsu Corp.	13,700	190,237

Kanto Denka Kogyo Co. Ltd.	7,900	53,674

Katitas Co. Ltd.	2,600	44,576

Kato Sangyo Co. Ltd.	7,248	197,830

Keiyo Bank Ltd.	32,700	120,361

KH Neochem Co. Ltd.(a)	7,300	118,186

Ki-Star Real Estate Co. Ltd.	2,400	82,029

Kitz Corp.(a)	21,700	162,898

Kobe Steel Ltd.	70,900	647,756

Kokuyo Co. Ltd.(a)	13,600	185,884

KOMEDA Holdings Co. Ltd.	8,400	157,614

Komeri Co. Ltd.	8,000	162,397

Kumagai Gumi Co. Ltd.	8,700	185,395

Kumiai Chemical Industry Co. Ltd.	12,500	96,862

Kurabo Industries Ltd.(a)	9,163	143,846

Kureha Corp.(a)	1,100	62,483

KYB Corp.	3,600	125,534

Kyoei Steel Ltd.	2,700	37,847

Kyokuyo Co. Ltd.	200	5,002

Kyorin Pharmaceutical Co. Ltd.	10,473	126,877

Kyudenko Corp.	8,500	227,004

Kyushu Financial Group, Inc.(a)	53,300	223,695

Life Corp.	3,600	75,968

Lintec Corp.(a)	13,300	208,976

Mabuchi Motor Co. Ltd.(a)	3,400	94,283

Macnica Holdings, Inc.	9,100	373,986

Makino Milling Machine Co. Ltd.	1,800	69,492

Mani, Inc.	2,900	34,059

Maruha Nichiro Corp.	9,300	155,778

Maruichi Steel Tube Ltd.	10,900	248,490

Marusan Securities Co. Ltd.	15,200	46,378

Marvelous, Inc.	11,500	53,468

Matsui Securities Co. Ltd.(a)	33,800	185,680

Max Co. Ltd.	9,500	173,456

MCJ Co. Ltd.	12,200	84,493

Megmilk Snow Brand Co. Ltd.	11,600	156,662

Meitec Corp.	10,800	184,863

Mie Kotsu Group Holdings, Inc.	6,100	24,141

MIRAIT ONE Corp.	12,700	159,085

Mirarth Holdings, Inc.	43,000	131,795

Miroku Jyoho Service Co. Ltd.	4,300	46,649

Mitsubishi Logistics Corp.	10,300	252,912

Mitsubishi Materials Corp.	11,100	198,408

Mitsubishi Shokuhin Co. Ltd.	7,900	202,508

Mitsuboshi Belting Ltd.	9,900	301,723

Mitsui High-Tec, Inc.(a)	1,300	87,875

Mitsui Matsushima Holdings Co. Ltd., Class C(a)	2,900	52,167

Mitsui Mining & Smelting Co. Ltd.	9,100	208,336

Mitsui-Soko Holdings Co. Ltd.	7,600	183,776

MIXI, Inc.	12,300	227,644

Mochida Pharmaceutical Co. Ltd.	3,000	68,288

Monex Group, Inc.	23,200	88,604

Morinaga & Co. Ltd.	7,200	224,416

Morinaga Milk Industry Co. Ltd.	2,000	65,285

Morita Holdings Corp.	2,200	23,654

Musashi Seimitsu Industry Co. Ltd.	9,200	112,219

Musashino Bank Ltd.	3,800	57,157

Nachi-Fujikoshi Corp.(a)	3,300	93,154

Nafco Co. Ltd.	1,800	23,625

Nagase & Co. Ltd.	11,700	193,428

Nakanishi, Inc.	7,117	156,585

NEC Networks & System Integration Corp.	11,200	153,740

NET One Systems Co. Ltd.	7,300	159,046

NHK Spring Co. Ltd.	37,400	271,311

Nichias Corp.	10,374	214,607

Nichicon Corp.	10,000	105,649

Nichiden Corp.	200	3,318

Nihon Chouzai Co. Ltd.	1,700	13,844

Nihon Kohden Corp.	2,800	74,429

Nihon Parkerizing Co. Ltd.	20,840	154,135

Nikkon Holdings Co. Ltd.(a)	10,100	200,379

Nippn Corp.	12,600	160,666

Nippon Carbon Co. Ltd.	3,200	96,198

Nippon Denko Co. Ltd.(a)	33,600	65,324

Nippon Electric Glass Co. Ltd.(a)	19,500	341,403

Nippon Gas Co. Ltd.	12,200	170,632

Nippon Kanzai Holdings Co. Ltd.	8,300	148,904

Nippon Kayaku Co. Ltd.(a)	25,400	215,804

Nippon Light Metal Holdings Co. Ltd.	10,500	105,193

Nippon Parking Development Co. Ltd., Class C	31,700	49,129

Nippon Pillar Packing Co. Ltd.	7,600	244,508

Nippon Shokubai Co. Ltd.	7,800	289,798

Nippon Signal Co. Ltd.(a)	4,500	33,345

Nippon Soda Co. Ltd.	7,500	268,274

Nipro Corp.	12,400	87,465

Nishi-Nippon Financial Holdings, Inc.	24,300	214,360

Nishi-Nippon Railroad Co. Ltd.(a)	8,600	145,451

Nishimatsu Construction Co. Ltd.(a)	10,650	257,896

Nishio Holdings Co. Ltd.	7,600	178,254

Nissan Shatai Co. Ltd.	7,800	45,278

Nisshinbo Holdings, Inc.(a)	23,350	192,248

Nissui Corp.	22,400	100,132

Nitta Corp.(a)	8,600	181,479

Nitto Kogyo Corp.	4,400	108,223

Nittoc Construction Co. Ltd.	20,300	144,664

Noevir Holdings Co. Ltd.	3,273	123,868

NOK Corp.	21,200	307,949

Nomura Co. Ltd.	11,858	80,812

Noritake Co. Ltd.	2,400	90,663

North Pacific Bank Ltd.	56,800	111,608

NS United Kaiun Kaisha Ltd.(a)	6,400	151,659

NSD Co. Ltd.	11,200	223,558

Ogaki Kyoritsu Bank Ltd.	9,900	126,169

See Notes to Financial Statements.

WisdomTree Trust	45

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

Ohsho Food Service Corp.	1,572	$72,871

Okamura Corp.	12,100	159,480

Okasan Securities Group, Inc.(a)	47,500	156,761

Okinawa Cellular Telephone Co.	10,000	207,562

Okinawa Financial Group, Inc.	1,142	16,379

OKUMA Corp.	2,000	106,341

Okumura Corp.(a)	8,690	244,704

Okuwa Co. Ltd.	400	2,314

Onoken Co. Ltd.	1,900	21,046

Open Up Group, Inc.(a)	9,900	143,635

Optorun Co. Ltd.	2,600	43,587

Osaka Soda Co. Ltd.(a)	2,700	101,436

Osaki Electric Co. Ltd.	14,200	53,839

OSG Corp.	11,200	159,513

PAL GROUP Holdings Co. Ltd.	7,790	209,390

PALTAC Corp.(a)	2,100	69,320

Paramount Bed Holdings Co. Ltd.	8,600	142,267

Penta-Ocean Construction Co. Ltd.	23,400	125,002

PHC Holdings Corp.(a)	18,600	198,309

Pigeon Corp.(a)	11,400	156,525

Pilot Corp.(a)	2,100	66,181

Piolax, Inc.(a)	7,900	118,499

Press Kogyo Co. Ltd.	44,900	190,429

Pressance Corp.	4,086	57,105

Prima Meat Packers Ltd.	257	3,859

Raito Kogyo Co. Ltd.	9,400	128,902

Raiznext Corp.	11,500	117,677

Rengo Co. Ltd.	24,750	151,700

Resorttrust, Inc.	10,100	149,087

Restar Holdings Corp.	7,954	134,167

Roland Corp.(a)	2,400	68,579

Round One Corp.(a)	14,200	55,902

Ryoden Corp.	2,600	39,575

Ryosan Co. Ltd.(a)	7,500	226,243

S Foods, Inc.	3,300	71,692

Sakata Seed Corp.	1,800	51,870

Sala Corp.	6,800	36,885

SAMTY Co. Ltd.(a)	9,700	150,196

San ju San Financial Group, Inc.	11,100	121,264

San-In Godo Bank Ltd.	43,100	240,347

Sangetsu Corp.	12,500	214,740

Sanki Engineering Co. Ltd.	11,800	123,523

Sankyu, Inc.	3,100	101,836

Sanyo Special Steel Co. Ltd.	10,000	196,285

Sapporo Holdings Ltd.	3,400	87,155

Sawai Group Holdings Co. Ltd.	2,700	67,717

SBI Global Asset Management Co. Ltd.	8,397	29,746

Scroll Corp.	20,400	136,485

Seikitokyu Kogyo Co. Ltd.	3,100	30,392

Seiko Group Corp.(a)	2,600	46,735

Seino Holdings Co. Ltd.(a)	14,000	198,084

Senko Group Holdings Co. Ltd.	22,980	164,557

Senshu Ikeda Holdings, Inc.(a)	90,100	145,247

Seria Co. Ltd.	8,000	127,083

Shiga Bank Ltd.	10,200	190,542

Shin Nippon Air Technologies Co. Ltd.	200	3,169

Shin-Etsu Polymer Co. Ltd.	12,400	130,404

Shinmaywa Industries Ltd.	12,700	118,622

Shinsho Corp.	2,400	96,143

Ship Healthcare Holdings, Inc.	7,900	130,086

Shoei Co. Ltd.	4,100	75,399

Sinfonia Technology Co. Ltd.	5,200	61,737

Sinko Industries Ltd.	2,200	31,782

SKY Perfect JSAT Holdings, Inc.	46,600	184,098

Sotetsu Holdings, Inc.	8,300	145,602

SRA Holdings	7,000	157,159

ST Corp.	1,000	10,433

St. Marc Holdings Co. Ltd.	4,100	53,415

Star Micronics Co. Ltd.	9,800	121,775

Starts Corp., Inc.(a)	9,700	197,510

Stella Chemifa Corp.	900	19,459

Sumitomo Bakelite Co. Ltd.	3,000	123,852

Sumitomo Mitsui Construction Co. Ltd.	35,900	91,902

Sumitomo Osaka Cement Co. Ltd.	2,400	63,149

Sun Frontier Fudousan Co. Ltd.	15,000	148,096

Suzuden Corp.	8,900	137,193

Systena Corp.	20,600	41,618

T-Gaia Corp.	10,100	121,031

T. Hasegawa Co. Ltd.	2,900	68,821

Tachibana Eletech Co. Ltd.	800	16,411

Taihei Dengyo Kaisha Ltd.	3,200	94,095

Taiheiyo Cement Corp.(a)	11,900	233,785

Taikisha Ltd.	1,800	51,060

Taiyo Holdings Co. Ltd.	9,200	169,570

Takamatsu Construction Group Co. Ltd.(a)	200	3,581

Takara Bio, Inc.	8,600	98,058

Takara Holdings, Inc.	25,200	203,731

Takara Standard Co. Ltd.(a)	11,500	146,162

Takasago International Corp.(a)	800	14,944

Takasago Thermal Engineering Co. Ltd.	8,600	143,398

Takeuchi Manufacturing Co. Ltd.	3,800	116,470

Takuma Co. Ltd.	10,800	110,290

Tama Home Co. Ltd.	6,700	153,205

Tamron Co. Ltd.(a)	6,900	191,673

Teijin Ltd.	19,400	193,483

TKC Corp.	3,300	88,702

Toagosei Co. Ltd.(a)	23,200	206,743

Tocalo Co. Ltd.	14,300	148,704

Toda Corp.	33,604	187,858

Tokai Carbon Co. Ltd.(a)	20,100	183,290

TOKAI Holdings Corp.	25,200	157,091

Tokai Rika Co. Ltd.	12,600	185,424

Tokai Tokyo Financial Holdings, Inc.(a)	65,318	172,633

Token Corp.	1,200	61,687

Tokuyama Corp.	9,700	158,954

Tokyo Kiraboshi Financial Group, Inc.	8,400	181,036

Tokyo Ohka Kogyo Co. Ltd.	3,700	224,532

Tokyo Sangyo Co. Ltd.	9,800	60,345

See Notes to Financial Statements.

46	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

Tokyo Seimitsu Co. Ltd.(a)	8,600	$471,844

Tokyo Steel Manufacturing Co. Ltd.	13,700	128,720

Tokyu Construction Co. Ltd.	200	1,028

Tomy Co. Ltd.	12,200	152,780

Topcon Corp.	11,000	160,432

Totech Corp.	2,700	89,480

Totetsu Kogyo Co. Ltd.	7,745	143,449

Toyo Construction Co. Ltd.	11,400	85,736

Toyo Ink SC Holdings Co. Ltd.(a)	10,328	155,418

Toyo Tire Corp.(a)	20,900	275,394

Toyobo Co. Ltd.	11,300	80,488

Transcosmos, Inc.(a)	10,200	251,586

TS Tech Co. Ltd.	14,400	180,729

Tsubakimoto Chain Co.	9,256	234,706

Tsumura & Co.	8,213	151,293

UACJ Corp.	7,300	137,328

UBE Corp.	12,400	211,950

Ulvac, Inc.(a)	2,500	105,372

Valor Holdings Co. Ltd.	10,500	144,930

Valqua Ltd.(a)	7,500	203,670

VT Holdings Co. Ltd.	35,500	134,352

Wacoal Holdings Corp.	9,200	183,987

Wacom Co. Ltd.	19,500	79,330

Wowow, Inc.	6,900	54,566

YAMABIKO Corp.(a)	10,400	112,034

Yamaguchi Financial Group, Inc.	31,700	211,955

Yamaichi Electronics Co. Ltd.	9,100	148,965

Yamazen Corp.	19,900	152,140

Yaoko Co. Ltd.(a)	1,100	54,949

Yellow Hat Ltd.	11,200	143,434

Yokogawa Bridge Holdings Corp.	9,100	158,975

Yokorei Co. Ltd.	500	4,047

Yuasa Trading Co. Ltd.	2,900	87,982

Yurtec Corp.	25,100	149,522

Zenrin Co. Ltd.	11,000	70,094

Total Japan		50,206,831

Malaysia – 0.1%

Frencken Group Ltd.(a)	124,300	82,662

Netherlands – 0.9%

AMG Critical Materials NV	3,364	174,294

Brunel International NV	11,856	154,443

Corbion NV	5,572	132,888

ForFarmers NV(a)	37,365	112,104

Heijmans NV, CVA	15,870	187,686

Ordina NV	28,395	175,651

RHI Magnesita NV	18,513	624,188

Sligro Food Group NV	4,891	84,097

Total Netherlands		1,645,351

Norway – 3.4%

ABG Sundal Collier Holding ASA	216,454	105,262

AF Gruppen ASA	4,146	51,469

Aker Solutions ASA	17,477	63,457

AMSC ASA*	25,949	96,762

Atea ASA*	23,523	342,518

Austevoll Seafood ASA	57,209	395,952

Belships ASA	193,391	304,702

Bonheur ASA	2,909	70,597

Borregaard ASA	8,653	128,258

Bouvet ASA	20,160	122,124

DNO ASA(a)	246,759	217,771

Elopak ASA	32,795	71,476

Entra ASA(a)(b)	40,138	364,532

Europris ASA(b)	48,239	322,387

Grieg Seafood ASA(a)	24,324	152,343

Kid ASA(a)(b)	14,339	100,915

MPC Container Ships ASA	390,621	667,591

OKEA ASA	35,987	103,189

Pareto Bank ASA	19,011	88,635

Protector Forsikring ASA	22,127	341,192

Rana Gruber ASA	39,323	205,175

Selvaag Bolig ASA	22,697	68,429

SpareBank 1 Nord Norge	28,365	257,080

SpareBank 1 Oestlandet	12,184	147,843

SpareBank 1 SMN	36,858	485,085

Sparebanken Vest	11,091	106,629

TGS ASA	18,797	280,195

Veidekke ASA	25,512	273,848

Total Norway		5,935,416

Portugal – 1.5%

Altri SGPS SA(a)	41,920	190,348

Banco Comercial Portugues SA, Class R*	539,812	129,330

Corticeira Amorim SGPS SA	19,485	205,566

CTT – Correios de Portugal SA	35,312	134,261

Greenvolt-Energias Renovaveis SA*	1	9

NOS SGPS SA	228,694	812,389

REN – Redes Energeticas Nacionais SGPS SA	282,984	770,296

Sonae SGPS SA	502,730	494,179

Total Portugal		2,736,378

Singapore – 3.3%

AEM Holdings Ltd.(a)	86,400	236,852

Aztech Global Ltd.	222,000	118,107

Capitaland India Trust	407,200	343,007

Geo Energy Resources Ltd.(a)	1,100,200	182,913

Hour Glass Ltd.	215,200	318,026

Japfa Ltd.(a)	236,400	37,556

Jiutian Chemical Group Ltd.	2,632,500	106,985

Kenon Holdings Ltd.	22,570	526,093

Keppel DC REIT	570,000	909,742

Keppel Infrastructure Trust	1,785,250	672,758

Parkway Life Real Estate Investment Trust	166,600	480,098

Raffles Medical Group Ltd.	201,100	202,088

Samudera Shipping Line Ltd.(a)	403,800	258,091

Sheng Siong Group Ltd.	427,200	517,684

Silverlake Axis Ltd.	432,600	97,494

Singapore Post Ltd.	454,200	151,025

StarHub Ltd.	283,800	218,090

See Notes to Financial Statements.

WisdomTree Trust	47

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

UMS Holdings Ltd.(a)	295,225	$231,232

Wing Tai Holdings Ltd.	211,900	230,164

Total Singapore		5,838,005

Spain – 2.0%

Almirall SA(a)	16,470	136,113

Applus Services SA	16,713	179,877

Atresmedia Corp. de Medios de Comunicacion SA(a)	126,745	482,870

Construcciones y Auxiliar de Ferrocarriles SA(a)	5,890	197,599

Ence Energia y Celulosa SA(a)	89,521	281,868

Ercros SA	21,160	73,643

Faes Farma SA(a)	93,290	323,659

Gestamp Automocion SA(b)	65,458	307,797

Global Dominion Access SA(b)	17,277	73,983

Indra Sistemas SA(a)	14,175	179,084

Linea Directa Aseguradora SA Cia de Seguros y Reaseguros(a)	270,874	243,807

Neinor Homes SA*(b)	15,978	160,897

Pharma Mar SA	820	27,250

Prosegur Cash SA(a)(b)	135,167	87,596

Prosegur Cia de Seguridad SA(a)	128,470	228,182

Sacyr SA(a)	149,310	509,543

Talgo SA*(a)(b)	16,710	61,073

Total Spain		3,554,841

Sweden – 6.0%

AcadeMedia AB(b)	18,310	85,352

AddLife AB, Class B	9,376	105,641

AFRY AB	20,399	300,660

Akelius Residential Property AB, Class D	73,103	143,879

Alimak Group AB(b)	8,819	68,747

Atrium Ljungberg AB, Class B(a)	21,670	374,364

Beijer Alma AB	7,689	160,524

Betsson AB, Class B*	27,077	287,784

Bilia AB, Class A	27,266	283,734

Bravida Holding AB(b)	30,758	295,013

Bufab AB	3,190	108,920

Catella AB	24,441	59,964

Catena AB	4,886	178,589

Clas Ohlson AB, Class B(a)	23,717	177,637

Cloetta AB, Class B	67,227	122,052

Coor Service Management Holding AB(b)	29,568	144,811

Corem Property Group AB, Class B(a)	281,408	131,959

Dios Fastigheter AB	32,730	208,629

Dometic Group AB(b)	61,269	402,738

Electrolux Professional AB, Class B	19,510	105,666

Elekta AB, Class B(a)	69,046	532,741

Fagerhult AB(a)	15,315	96,983

Granges AB	16,608	158,218

HMS Networks AB	2,701	132,033

Instalco AB	24,019	119,747

Inwido AB	18,921	171,933

JM AB	26,659	354,670

KNOW IT AB	4,969	80,231

Lagercrantz Group AB, Class B	17,656	227,212

Lindab International AB	12,197	173,222

Loomis AB	10,223	297,756

MEKO AB	10,260	105,817

MIPS AB(a)	2,233	110,438

Munters Group AB(b)	11,378	128,830

Mycronic AB	8,814	217,875

NCC AB, Class B	27,140	236,818

New Wave Group AB, Class B(a)	12,422	109,070

Nolato AB, Class B	39,479	185,310

Nordic Paper Holding AB	32,924	94,798

Nordic Waterproofing Holding AB	6,182	78,868

Peab AB, Class B	100,865	400,050

Platzer Fastigheter Holding AB, Class B	16,026	118,548

Ratos AB, Class B	40,322	112,813

Resurs Holding AB(b)	104,072	193,088

Rottneros AB	44,728	47,953

Sagax AB, Class D	69,649	168,298

Samhallsbyggnadsbolaget i Norden AB, Class D(a)	122,500	50,332

Sectra AB, Class B*	6,426	107,623

Skandinaviska Enskilda Banken AB, Class C(a)	1,696	19,784

SkiStar AB	5,604	59,873

SSAB AB, Class A	188,962	1,340,419

Svenska Handelsbanken AB, Class B(a)	3,177	31,649

Synsam AB	19,626	80,766

Tethys Oil AB*	5,950	26,854

Troax Group AB	6,144	121,045

Wihlborgs Fastigheter AB(a)	62,143	448,757

Total Sweden		10,687,085

Switzerland – 1.5%

Arbonia AG	8,619	97,495

Comet Holding AG, Registered Shares	933	238,191

Huber + Suhner AG, Registered Shares	3,100	255,720

Landis & Gyr Group AG*(a)	4,985	427,930

Medmix AG(b)	6,647	175,713

Mobilezone Holding AG, Registered Shares	17,145	262,929

Sulzer AG, Registered Shares	8,481	728,988

Swissquote Group Holding SA, Registered Shares	1,441	299,104

u-blox Holding AG*	662	72,590

Zehnder Group AG	1,492	120,741

Total Switzerland		2,679,401

United Kingdom – 14.1%

AG Barr PLC	19,986	119,423

AJ Bell PLC	40,896	166,898

Alliance Pharma PLC(a)	76,158	48,267

Ashmore Group PLC	271,171	717,087

Assura PLC	1,091,877	630,224

Begbies Traynor Group PLC	22,922	38,394

Bloomsbury Publishing PLC	23,271	128,993

Bodycote PLC	33,182	270,412

Bridgepoint Group PLC(a)(b)(c)	107,459	276,788

Bytes Technology Group PLC	25,643	171,972

See Notes to Financial Statements.

48	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

Central Asia Metals PLC	99,617	$228,220

Chemring Group PLC	37,020	133,195

Chesnara PLC	43,712	150,326

Clarkson PLC	4,514	169,871

Close Brothers Group PLC	44,334	496,849

CLS Holdings PLC	122,098	209,870

CMC Markets PLC(b)	65,799	128,659

Coats Group PLC	220,070	194,731

Concentric AB	3,764	71,612

Craneware PLC(a)	3,126	54,248

Cranswick PLC	9,291	383,421

Crest Nicholson Holdings PLC	93,130	223,067

Currys PLC	249,689	166,181

CVS Group PLC	1,652	41,564

DFS Furniture PLC	84,969	116,667

DiscoverIE Group PLC	7,784	83,128

Diversified Energy Co. PLC	455,981	512,465

Domino’s Pizza Group PLC	88,114	309,186

Dunelm Group PLC	44,334	631,841

EMIS Group PLC	6,187	107,762

Empiric Student Property PLC	231,449	247,761

Essentra PLC	40,970	84,486

FDM Group Holdings PLC	30,346	216,436

Fevertree Drinks PLC	9,724	150,700

Firstgroup PLC	57,192	106,086

Forterra PLC(b)	84,090	172,763

FRP Advisory Group PLC	38,867	61,767

Galliford Try Holdings PLC	40,284	99,665

Gamma Communications PLC	5,781	83,933

Genuit Group PLC	48,038	179,250

Genus PLC	3,697	101,806

Grainger PLC	78,465	226,647

Great Portland Estates PLC	30,016	158,368

Greggs PLC	13,633	442,668

Halfords Group PLC	51,712	141,744

Hammerson PLC(a)	484,381	153,339

Headlam Group PLC	36,963	117,012

Helical PLC	28,005	92,571

Henry Boot PLC	8,292	22,138

Hill & Smith PLC	11,073	211,447

Hilton Food Group PLC	19,553	155,118

Hunting PLC	24,839	62,969

I3 Energy PLC	402,451	70,916

Ibstock PLC(b)	152,991	272,113

Impax Asset Management Group PLC	21,242	153,664

IntegraFin Holdings PLC	63,626	191,712

iomart Group PLC	26,964	59,237

Jadestone Energy PLC	128,897	57,356

James Halstead PLC(a)	47,217	126,662

Kainos Group PLC	10,623	166,389

Keller Group PLC	16,895	150,356

Learning Technologies Group PLC	61,336	64,450

Liontrust Asset Management PLC	29,404	267,661

Londonmetric Property PLC	316,255	665,025

Lookers PLC	112,602	171,215

LSL Property Services PLC	19,171	68,245

ME Group International PLC	164,405	341,951

Mears Group PLC	32,978	122,006

Mitie Group PLC	176,650	216,499

MJ Gleeson PLC(a)	15,085	71,727

Moneysupermarket.com Group PLC	156,216	537,823

Morgan Advanced Materials PLC	55,950	195,258

Morgan Sindall Group PLC	12,895	300,011

Mortgage Advice Bureau Holdings Ltd.(a)	8,235	61,770

NCC Group PLC	37,794	46,464

Next 15 Group PLC	8,007	69,120

Ninety One PLC(a)	214,474	458,088

Oxford Instruments PLC	3,470	120,436

Pagegroup PLC	147,617	753,695

Pan African Resources PLC	489,654	77,940

PayPoint PLC	28,310	173,661

Pets at Home Group PLC	96,242	460,798

Premier Foods PLC	46,011	74,524

Primary Health Properties PLC(a)	322,886	391,824

PZ Cussons PLC	64,242	132,312

Quilter PLC(b)	374,788	377,378

Redde Northgate PLC	72,869	347,408

Redrow PLC	120,635	676,359

Ricardo PLC	10,498	76,343

RWS Holdings PLC	70,488	210,954

Safestore Holdings PLC	41,446	447,359

Savills PLC	27,747	300,200

Serica Energy PLC	100,754	269,509

Shaftesbury Capital PLC	80,221	117,389

Smart Metering Systems PLC	27,370	239,402

Speedy Hire PLC	236,211	108,411

Spirent Communications PLC	57,828	120,278

SThree PLC	22,583	98,048

TBC Bank Group PLC	17,594	552,493

Telecom Plus PLC	15,142	325,338

TORM PLC, Class A	13,209	317,797

TP ICAP Group PLC	188,112	361,604

Travis Perkins PLC	43,770	452,076

TT Electronics PLC	38,012	76,163

Tyman PLC	58,238	189,915

Vesuvius PLC	76,979	389,903

Victrex PLC	12,729	225,268

VIDENDUM PLC	11,164	98,218

Virgin Money UK PLC	184,438	350,673

Volution Group PLC	19,657	94,516

Watkin Jones PLC(a)	122,671	111,354

Wickes Group PLC	121,817	189,718

Wincanton PLC	31,475	100,640

Workspace Group PLC	49,754	299,069

XPS Pensions Group PLC	58,568	129,934

Young & Co.’s Brewery PLC, Class A	3,797	57,928

Total United Kingdom		25,072,548
TOTAL COMMON STOCKS (Cost: $168,959,885)		175,974,656

See Notes to Financial Statements.

WisdomTree Trust	49

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

Investments	Shares	Value

RIGHTS – 0.0%

Australia – 0.0%

Abacus Property Group, expiring 7/27/23*†	77,429	$0

Singapore – 0.0%

CapitaLand India Trust Management Pte. Ltd., expiring 7/10/23*	46,743	2,763

Spain – 0.0%

Sacyr SA, expiring 7/4/23*(a)	144,002	12,898
TOTAL RIGHTS (Cost: $12,271)		15,661

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 7.7%

United States – 7.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(d)
(Cost: $13,610,754)	13,610,754	13,610,754

TOTAL INVESTMENTS IN SECURITIES – 106.9% (Cost: $182,582,910)		189,601,071

Other Assets less Liabilities – (6.9)%		(12,303,185)

NET ASSETS – 100.0%		$177,297,886
*	Non-income producing security.

‡	Share amount represents a fractional share.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $28,168,424 and the total market value of the collateral held by the Fund was $29,725,254. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $16,114,500.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	7/6/2023	3,333,081	AUD	2,218,742	USD	$—	$(15)
Barclays Bank PLC	7/6/2023	149,551	CHF	167,177	USD	1	—
Barclays Bank PLC	7/6/2023	1,026,307	DKK	150,386	USD	1	—
Barclays Bank PLC	7/6/2023	1,042,228	EUR	1,137,111	USD	13	—
Barclays Bank PLC	7/6/2023	2,008,102	GBP	2,552,994	USD	22	—
Barclays Bank PLC	7/6/2023	2,180,058	ILS	587,495	USD	—	(17)
Barclays Bank PLC	7/6/2023	673,343,927	JPY	4,659,323	USD	56	—
Barclays Bank PLC	7/6/2023	5,802,589	NOK	541,627	USD	3	—
Barclays Bank PLC	7/6/2023	3,485,924	SEK	322,743	USD	3	—
Barclays Bank PLC	7/6/2023	1,075,593	SGD	794,807	USD	—	(14)
Barclays Bank PLC	7/6/2023	2,072,671	USD	3,198,635	AUD	—	(56,560)
Barclays Bank PLC	7/6/2023	157,918	USD	233,998	AUD	2,153	—
Barclays Bank PLC	7/6/2023	156,171	USD	142,208	CHF	—	(2,799)
Barclays Bank PLC	7/6/2023	11,899	USD	10,707	CHF	—	(70)
Barclays Bank PLC	7/6/2023	140,485	USD	979,086	DKK	—	(2,982)
Barclays Bank PLC	7/6/2023	10,704	USD	74,039	DKK	—	(145)
Barclays Bank PLC	7/6/2023	1,062,249	USD	994,376	EUR	—	(22,667)
Barclays Bank PLC	7/6/2023	80,933	USD	75,138	EUR	—	(1,046)
Barclays Bank PLC	7/6/2023	2,384,919	USD	1,922,821	GBP	—	(59,675)
Barclays Bank PLC	7/6/2023	181,708	USD	144,367	GBP	—	(1,834)
Barclays Bank PLC	7/6/2023	548,818	USD	2,046,650	ILS	—	(2,710)
Barclays Bank PLC	7/6/2023	41,814	USD	149,993	ILS	1,394	—
Barclays Bank PLC	7/6/2023	4,352,576	USD	604,907,519	JPY	166,760	—
Barclays Bank PLC	7/6/2023	331,625	USD	46,055,881	JPY	12,929	—
Barclays Bank PLC	7/6/2023	505,969	USD	5,628,773	NOK	—	(19,436)
Barclays Bank PLC	7/6/2023	38,550	USD	413,795	NOK	—	(75)
Barclays Bank PLC	7/6/2023	301,495	USD	3,275,228	SEK	—	(1,743)
Barclays Bank PLC	7/6/2023	22,971	USD	248,448	SEK	—	(32)
Barclays Bank PLC	7/6/2023	742,481	USD	1,004,899	SGD	—	(74)
Barclays Bank PLC	7/6/2023	56,570	USD	75,936	SGD	458	—

See Notes to Financial Statements.

50	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Barclays Bank PLC	8/3/2023	5,330,774	USD	8,002,087	AUD	$—	$(219)
Barclays Bank PLC	8/3/2023	1,052,039	USD	7,167,981	DKK	—	(43)
Barclays Bank PLC	8/3/2023	8,078,303	USD	7,394,104	EUR	—	(113)
Barclays Bank PLC	8/3/2023	5,048,888	USD	3,970,447	GBP	11	—
Barclays Bank PLC	8/3/2023	597,903	USD	2,217,271	ILS	—	(41)
Barclays Bank PLC	8/3/2023	11,105,551	USD	1,598,192,070	JPY	—	(350)
Barclays Bank PLC	8/3/2023	1,274,118	USD	13,636,575	NOK	—	(58)
Barclays Bank PLC	8/3/2023	2,306,921	USD	24,886,044	SEK	—	(63)
Barclays Bank PLC	8/3/2023	804,574	USD	1,087,765	SGD	—	(10)
Barclays Bank PLC	8/4/2023	590,320	USD	526,541	CHF	—	(22)
Citibank NA	7/6/2023	3,333,133	AUD	2,218,743	USD	19	—
Citibank NA	7/6/2023	149,552	CHF	167,177	USD	2	—
Citibank NA	7/6/2023	1,026,311	DKK	150,386	USD	1	—
Citibank NA	7/6/2023	1,042,223	EUR	1,137,110	USD	9	—
Citibank NA	7/6/2023	2,008,103	GBP	2,552,996	USD	22	—
Citibank NA	7/6/2023	2,180,098	ILS	587,496	USD	—	(7)
Citibank NA	7/6/2023	673,341,741	JPY	4,659,324	USD	40	—
Citibank NA	7/6/2023	5,802,596	NOK	541,627	USD	4	—
Citibank NA	7/6/2023	3,485,924	SEK	322,743	USD	3	—
Citibank NA	7/6/2023	1,075,597	SGD	794,807	USD	—	(11)
Citibank NA	7/6/2023	2,072,671	USD	3,198,611	AUD	—	(56,544)
Citibank NA	7/6/2023	156,171	USD	142,204	CHF	—	(2,794)
Citibank NA	7/6/2023	140,485	USD	979,041	DKK	—	(2,976)
Citibank NA	7/6/2023	1,062,249	USD	994,378	EUR	—	(22,669)
Citibank NA	7/6/2023	2,384,919	USD	1,922,821	GBP	—	(59,675)
Citibank NA	7/6/2023	548,818	USD	2,046,700	ILS	—	(2,723)
Citibank NA	7/6/2023	4,352,576	USD	604,916,224	JPY	166,700	—
Citibank NA	7/6/2023	505,969	USD	5,628,655	NOK	—	(19,425)
Citibank NA	7/6/2023	301,495	USD	3,275,183	SEK	—	(1,739)
Citibank NA	7/6/2023	742,481	USD	1,004,921	SGD	—	(90)
Citibank NA	8/3/2023	5,330,774	USD	8,002,014	AUD	—	(171)
Citibank NA	8/3/2023	1,052,038	USD	7,168,037	DKK	—	(52)
Citibank NA	8/3/2023	8,078,303	USD	7,394,016	EUR	—	(17)
Citibank NA	8/3/2023	5,048,888	USD	3,970,544	GBP	—	(112)
Citibank NA	8/3/2023	597,902	USD	2,217,200	ILS	—	(23)
Citibank NA	8/3/2023	11,105,550	USD	1,598,184,152	JPY	—	(296)
Citibank NA	8/3/2023	1,274,117	USD	13,636,653	NOK	—	(66)
Citibank NA	8/3/2023	2,306,923	USD	24,886,352	SEK	—	(89)
Citibank NA	8/3/2023	804,576	USD	1,087,777	SGD	—	(18)
Citibank NA	8/4/2023	590,322	USD	526,541	CHF	—	(20)
Goldman Sachs	7/6/2023	70,947	AUD	47,386	USD	—	(159)
Goldman Sachs	7/6/2023	3,192	CHF	3,570	USD	—	(2)
Goldman Sachs	7/6/2023	21,915	DKK	3,212	USD	—	(1)
Goldman Sachs	7/6/2023	22,253	EUR	24,285	USD	—	(6)
Goldman Sachs	7/6/2023	42,896	GBP	54,524	USD	12	—
Goldman Sachs	7/6/2023	45,582	ILS	12,547	USD	—	(263)
Goldman Sachs	7/6/2023	14,266,504	JPY	99,509	USD	—	(788)
Goldman Sachs	7/6/2023	123,794	NOK	11,568	USD	—	(13)
Goldman Sachs	7/6/2023	73,733	SEK	6,893	USD	—	(66)
Goldman Sachs	7/6/2023	22,970	SGD	16,974	USD	—	(0)^
Goldman Sachs	7/6/2023	157,918	USD	235,267	AUD	1,308	—
Goldman Sachs	7/6/2023	11,899	USD	10,693	CHF	—	(55)
Goldman Sachs	7/6/2023	10,704	USD	73,942	DKK	—	(131)
Goldman Sachs	7/6/2023	80,933	USD	75,042	EUR	—	(942)
Goldman Sachs	7/6/2023	181,708	USD	144,899	GBP	—	(2,511)

See Notes to Financial Statements.

WisdomTree Trust	51

Schedule of Investments (continued)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Goldman Sachs	7/6/2023	41,814	USD	152,710	ILS	$662	$—
Goldman Sachs	7/6/2023	331,625	USD	45,919,540	JPY	13,873	—
Goldman Sachs	7/6/2023	38,550	USD	419,429	NOK	—	(601)
Goldman Sachs	7/6/2023	22,971	USD	248,131	SEK	—	(2)
Goldman Sachs	7/6/2023	56,570	USD	75,944	SGD	453	—
JP Morgan Chase Bank NA	7/6/2023	3,333,143	AUD	2,218,743	USD	25	—
JP Morgan Chase Bank NA	7/6/2023	149,552	CHF	167,177	USD	2	—
JP Morgan Chase Bank NA	7/6/2023	1,026,313	DKK	150,386	USD	1	—
JP Morgan Chase Bank NA	7/6/2023	1,042,227	EUR	1,137,110	USD	13	—
JP Morgan Chase Bank NA	7/6/2023	2,008,108	GBP	2,552,996	USD	28	—
JP Morgan Chase Bank NA	7/6/2023	2,180,092	ILS	587,496	USD	—	(8)
JP Morgan Chase Bank NA	7/6/2023	673,342,673	JPY	4,659,324	USD	47	—
JP Morgan Chase Bank NA	7/6/2023	5,802,557	NOK	541,627	USD	—	(0)^
JP Morgan Chase Bank NA	7/6/2023	3,485,931	SEK	322,743	USD	3	—
JP Morgan Chase Bank NA	7/6/2023	1,075,600	SGD	794,807	USD	—	(8)
JP Morgan Chase Bank NA	8/3/2023	5,330,774	USD	8,002,039	AUD	—	(187)
JP Morgan Chase Bank NA	8/3/2023	1,052,038	USD	7,167,985	DKK	—	(45)
JP Morgan Chase Bank NA	8/3/2023	8,078,303	USD	7,394,071	EUR	—	(76)
JP Morgan Chase Bank NA	8/3/2023	5,048,888	USD	3,970,406	GBP	63	—
JP Morgan Chase Bank NA	8/3/2023	597,902	USD	2,217,268	ILS	—	(41)
JP Morgan Chase Bank NA	8/3/2023	11,105,550	USD	1,598,189,705	JPY	—	(334)
JP Morgan Chase Bank NA	8/3/2023	1,274,117	USD	13,636,315	NOK	—	(35)
JP Morgan Chase Bank NA	8/3/2023	2,306,923	USD	24,886,308	SEK	—	(85)
JP Morgan Chase Bank NA	8/3/2023	804,576	USD	1,087,749	SGD	3	—
JP Morgan Chase Bank NA	8/4/2023	590,322	USD	526,542	CHF	—	(21)
Morgan Stanley & Co. International	7/6/2023	315,836	USD	472,938	AUD	1,016	—
Morgan Stanley & Co. International	7/6/2023	23,798	USD	21,356	CHF	—	(75)
Morgan Stanley & Co. International	7/6/2023	21,407	USD	146,406	DKK	—	(46)
Morgan Stanley & Co. International	7/6/2023	161,866	USD	148,673	EUR	—	(344)
Morgan Stanley & Co. International	7/6/2023	363,416	USD	285,923	GBP	—	(95)
Morgan Stanley & Co. International	7/6/2023	83,630	USD	303,449	ILS	1,857	—
Morgan Stanley & Co. International	7/6/2023	663,250	USD	95,207,578	JPY	4,436	—
Morgan Stanley & Co. International	7/6/2023	77,100	USD	837,701	NOK	—	(1,093)
Morgan Stanley & Co. International	7/6/2023	45,942	USD	493,603	SEK	242	—
Morgan Stanley & Co. International	7/6/2023	113,140	USD	153,033	SGD	59	—
Royal Bank of Canada	7/6/2023	3,333,133	AUD	2,218,743	USD	19	—
Royal Bank of Canada	7/6/2023	149,552	CHF	167,177	USD	2	—
Royal Bank of Canada	7/6/2023	1,026,299	DKK	150,386	USD	—	(1)
Royal Bank of Canada	7/6/2023	1,042,274	EUR	1,137,110	USD	66	—
Royal Bank of Canada	7/6/2023	2,008,106	GBP	2,552,996	USD	26	—
Royal Bank of Canada	7/6/2023	2,180,135	ILS	587,496	USD	3	—
Royal Bank of Canada	7/6/2023	673,348,940	JPY	4,659,324	USD	90	—
Royal Bank of Canada	7/6/2023	5,802,522	NOK	541,627	USD	—	(3)
Royal Bank of Canada	7/6/2023	3,485,914	SEK	322,743	USD	2	—
Royal Bank of Canada	7/6/2023	1,075,590	SGD	794,807	USD	—	(16)
Royal Bank of Canada	7/6/2023	2,072,672	USD	3,198,390	AUD	—	(56,396)
Royal Bank of Canada	7/6/2023	156,169	USD	142,201	CHF	—	(2,793)
Royal Bank of Canada	7/6/2023	140,486	USD	979,023	DKK	—	(2,972)
Royal Bank of Canada	7/6/2023	1,062,247	USD	994,379	EUR	—	(22,672)
Royal Bank of Canada	7/6/2023	2,384,917	USD	1,922,774	GBP	—	(59,618)
Royal Bank of Canada	7/6/2023	548,818	USD	2,046,778	ILS	—	(2,744)
Royal Bank of Canada	7/6/2023	4,352,576	USD	604,926,222	JPY	166,631	—
Royal Bank of Canada	7/6/2023	505,969	USD	5,628,618	NOK	—	(19,422)
Royal Bank of Canada	7/6/2023	301,496	USD	3,275,058	SEK	—	(1,726)
Royal Bank of Canada	7/6/2023	742,479	USD	1,004,895	SGD	—	(73)

See Notes to Financial Statements.

52	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (DDLS)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Royal Bank of Canada	8/3/2023	5,330,774	USD	8,002,147	AUD	$—	$(259)
Royal Bank of Canada	8/3/2023	1,052,038	USD	7,168,139	DKK	—	(67)
Royal Bank of Canada	8/3/2023	8,078,303	USD	7,394,436	EUR	—	(475)
Royal Bank of Canada	8/3/2023	5,048,888	USD	3,970,466	GBP	—	(12)
Royal Bank of Canada	8/3/2023	597,902	USD	2,218,610	ILS	—	(403)
Royal Bank of Canada	8/3/2023	11,105,550	USD	1,598,210,195	JPY	—	(477)
Royal Bank of Canada	8/3/2023	1,274,117	USD	13,636,574	NOK	—	(59)
Royal Bank of Canada	8/3/2023	2,306,923	USD	24,886,093	SEK	—	(65)
Royal Bank of Canada	8/3/2023	804,576	USD	1,087,758	SGD	—	(3)
Royal Bank of Canada	8/4/2023	590,322	USD	526,550	CHF	—	(30)
Standard Chartered Bank	7/6/2023	2,072,671	USD	3,198,581	AUD	—	(56,524)
Standard Chartered Bank	7/6/2023	156,171	USD	142,199	CHF	—	(2,788)
Standard Chartered Bank	7/6/2023	140,485	USD	979,138	DKK	—	(2,990)
Standard Chartered Bank	7/6/2023	1,062,249	USD	994,382	EUR	—	(22,674)
Standard Chartered Bank	7/6/2023	2,384,919	USD	1,922,784	GBP	—	(59,627)
Standard Chartered Bank	7/6/2023	548,818	USD	2,046,789	ILS	—	(2,747)
Standard Chartered Bank	7/6/2023	4,352,576	USD	604,921,012	JPY	166,667	—
Standard Chartered Bank	7/6/2023	505,969	USD	5,628,839	NOK	—	(19,443)
Standard Chartered Bank	7/6/2023	301,495	USD	3,275,321	SEK	—	(1,752)
Standard Chartered Bank	7/6/2023	742,481	USD	1,004,883	SGD	—	(62)
						$708,213	$(689,256)
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks	$175,974,656	$—	$—		$175,974,656
Rights
Australia	—	—	0	*	0
Singapore	—	2,763	—		2,763
Spain	12,898	—	—		12,898
Investment of Cash Collateral for Securities Loaned	—	13,610,754	—		13,610,754
Total Investments in Securities	$175,987,554	$13,613,517	$0		$189,601,071
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$708,213	$—		$708,213
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(689,256)	$—		$(689,256)
Total – Net	$175,987,554	$13,632,474	$0		$189,620,028
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	53

Schedule of Investments

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 97.7%

Brazil – 5.8%

Ambev SA	33,353	$106,544

B3 SA – Brasil Bolsa Balcao	39,469	119,536

Banco Santander Brasil SA	11,600	73,654

CCR SA	25,303	73,696

CPFL Energia SA	9,288	66,214

Energisa SA	6,365	66,236

Equatorial Energia SA	10,398	69,299

Hypera SA	6,452	61,537

Localiza Rent a Car SA	6,766	96,076

Lojas Renner SA	15,215	63,080

Magazine Luiza SA*	37,176	25,971

Raia Drogasil SA	12,193	74,816

Rumo SA	12,538	57,700

Suzano SA	7,497	68,723

Telefonica Brasil SA	19,954	178,982

TIM SA	24,656	74,724

TOTVS SA	9,053	56,262

Total Brazil		1,333,050

Chile – 0.5%

Banco Santander Chile	1,521,995	71,987

Cia Cervecerias Unidas SA	4,773	38,469

Total Chile		110,456

China – 23.7%

3SBio, Inc.(a)	104,000	104,443

AAC Technologies Holdings, Inc.(b)	19,000	44,708

Alibaba Group Holding Ltd.*	56,900	589,577

ANTA Sports Products Ltd.	11,200	114,407

Autohome, Inc., ADR	1,675	48,843

Avary Holding Shenzhen Co. Ltd., Class A	8,300	27,713

Bank of Suzhou Co. Ltd., Class A	47,900	43,128

Beijing Kingsoft Office Software, Inc., Class A*	454	29,470

Bosideng International Holdings Ltd.	150,000	63,165

C&D International Investment Group Ltd.	25,000	56,657

Canmax Technologies Co. Ltd., Class A	4,670	22,981

China Energy Engineering Corp. Ltd., Class A	124,200	39,950

China Medical System Holdings Ltd.	64,000	104,208

China Minsheng Banking Corp. Ltd., Class H	218,800	80,969

Chow Tai Fook Jewellery Group Ltd.	52,600	94,506

Country Garden Services Holdings Co. Ltd.(b)	69,000	89,105

Dali Foods Group Co. Ltd.(a)	207,200	92,540

Daqo New Energy Corp., ADR*	770	30,569

Dongyue Group Ltd.	78,000	58,326

East Buy Holding Ltd.*(a)(b)	22,000	71,587

ENN Energy Holdings Ltd.	10,000	124,544

ENN Natural Gas Co. Ltd., Class A	8,900	23,220

Flat Glass Group Co. Ltd., Class H	10,000	34,135

Foxconn Industrial Internet Co. Ltd., Class A	26,600	92,143

Fuyao Glass Industry Group Co. Ltd., Class H(a)	18,800	77,728

Ganfeng Lithium Group Co. Ltd., Class H*(a)(b)	12,000	78,248

GCL Technology Holdings Ltd.(b)	229,000	52,892

Geely Automobile Holdings Ltd.	77,000	93,934

Great Wall Motor Co. Ltd., Class H(b)	71,000	81,269

Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	2,600	23,888

H World Group Ltd., ADR*	1,764	68,408

Haidilao International Holding Ltd.(a)(b)	30,000	65,998

Haier Smart Home Co. Ltd., Class H	29,400	92,478

Hengan International Group Co. Ltd.	17,600	74,114

Hubei Jumpcan Pharmaceutical Co. Ltd., Class A*	5,300	21,157

Inner Mongolia ERDOS Resources Co. Ltd., Class A	15,680	19,334

Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., Class A	7,900	39,083

Joincare Pharmaceutical Group Industry Co. Ltd., Class A	23,800	41,582

Jointown Pharmaceutical Group Co. Ltd., Class A	26,671	38,055

Keda Industrial Group Co. Ltd., Class A	19,900	31,075

Kingboard Holdings Ltd.	17,000	46,315

Longfor Group Holdings Ltd.(a)	47,500	115,407

MINISO Group Holding Ltd., ADR	2,977	50,579

Minth Group Ltd.	30,000	82,306

NetEase, Inc.	10,900	212,253

New Oriental Education & Technology Group, Inc.*	20,800	81,617

Nongfu Spring Co. Ltd., Class H(a)(b)	20,800	114,795

Ping An Insurance Group Co. of China Ltd., Class H	34,500	219,461

Sany Heavy Equipment International Holdings Co. Ltd.	66,000	86,410

Shandong Weigao Group Medical Polymer Co. Ltd., Class H	58,800	76,833

Shanghai Baosight Software Co. Ltd., Class B	20,604	54,394

Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H*(b)	33,500	89,344

Shenzhen Kstar Science & Technology Co. Ltd., Class A	8,600	47,298

Shenzhen YUTO Packaging Technology Co. Ltd., Class A	9,800	32,856

Sichuan Kelun Pharmaceutical Co. Ltd., Class A	5,100	20,807

Silergy Corp.	2,000	24,723

Sino Biopharmaceutical Ltd.	201,000	87,463

TBEA Co. Ltd., Class A*	6,900	21,142

Tingyi Cayman Islands Holding Corp.	58,000	90,146

Tongwei Co. Ltd., Class A	4,700	22,166

Topsports International Holdings Ltd.(a)	67,000	58,052

Trip.com Group Ltd., ADR*	3,413	119,455

Uni-President China Holdings Ltd.	75,000	63,165

Vipshop Holdings Ltd., ADR*	5,748	94,842

Want Want China Holdings Ltd.	125,600	83,342

Yadea Group Holdings Ltd.(a)	42,000	95,506

YongXing Special Materials Technology Co. Ltd., Class A	2,440	21,000

Yum China Holdings, Inc.	2,752	155,488

See Notes to Financial Statements.

54	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2023

Investments	Shares	Value

Zhejiang Supor Co. Ltd., Class A	3,500	$24,056

ZTO Express Cayman, Inc., ADR	4,219	105,812

Total China		5,377,170

Hong Kong – 0.6%

Kingboard Laminates Holdings Ltd.	58,000	54,547

Vinda International Holdings Ltd.	31,000	77,138

Total Hong Kong		131,685

India – 17.7%

ABB India Ltd.	1,429	77,045

Adani Green Energy Ltd.*	8,496	97,961

Adani Total Gas Ltd.	4,349	34,702

Ambuja Cements Ltd.*	16,462	85,464

Apollo Hospitals Enterprise Ltd.	804	49,965

Asian Paints Ltd.	3,136	128,521

AU Small Finance Bank Ltd.(a)	5,309	48,773

Aurobindo Pharma Ltd.	3,702	32,823

Axis Bank Ltd.	11,867	142,840

Bajaj Auto Ltd.	1,320	75,489

Bajaj Finserv Ltd.	2,772	51,631

Balkrishna Industries Ltd.	1,161	33,547

Berger Paints India Ltd.	5,127	42,379

Bharti Airtel Ltd.	12,833	137,464

CG Power & Industrial Solutions Ltd.	11,944	55,107

Cipla Ltd.	5,019	62,095

Colgate-Palmolive India Ltd.	2,946	60,621

Dabur India Ltd.	9,208	64,310

DLF Ltd.	8,532	51,019

Dr. Reddy’s Laboratories Ltd.	1,285	80,819

Eicher Motors Ltd.	1,188	51,845

Godrej Consumer Products Ltd.*	5,564	73,317

Godrej Properties Ltd.*	2,466	47,147

Grasim Industries Ltd.	2,728	57,683

Havells India Ltd.	4,167	65,159

HCL Technologies Ltd.	7,015	101,583

HDFC Life Insurance Co. Ltd.(a)	6,754	53,613

Hero MotoCorp Ltd.	1,811	64,242

Hindustan Unilever Ltd.	3,915	127,809

ICICI Bank Ltd.	19,847	226,107

ICICI Lombard General Insurance Co. Ltd.(a)	3,134	51,362

ICICI Prudential Life Insurance Co. Ltd.*(a)	7,582	52,912

Indus Towers Ltd.*	57,197	114,518

Info Edge India Ltd.	840	45,910

Infosys Ltd.	14,384	234,163

JSW Steel Ltd.	8,086	77,355

Jubilant Foodworks Ltd.	3,870	23,646

Kotak Mahindra Bank Ltd.	3,538	79,637

Marico Ltd.	13,174	85,264

Maruti Suzuki India Ltd.	753	89,852

Mphasis Ltd.	1,617	37,353

Nestle India Ltd.	308	85,955

Page Industries Ltd.	69	31,665

PI Industries Ltd.	1,392	66,545

Samvardhana Motherson International Ltd.	21,483	22,442

Siemens Ltd.	1,215	55,783

SRF Ltd.	1,455	40,606

Sun Pharmaceutical Industries Ltd.	4,833	61,953

Tata Elxsi Ltd.	500	46,251

Tech Mahindra Ltd.	5,944	81,937

Torrent Pharmaceuticals Ltd.	2,699	62,673

UltraTech Cement Ltd.	1,208	122,142

United Spirits Ltd.*	3,779	42,020

UPL Ltd.	5,588	46,833

Wipro Ltd.	16,229	76,984

Total India		4,016,841

Indonesia – 1.5%

Bank Central Asia Tbk PT	296,600	181,016

Barito Pacific Tbk PT	438,591	21,794

Indofood CBP Sukses Makmur Tbk PT	41,400	31,273

Indofood Sukses Makmur Tbk PT	64,100	31,425

Sarana Menara Nusantara Tbk PT	423,000	29,766

Unilever Indonesia Tbk PT	191,500	54,413

Total Indonesia		349,687

Malaysia – 1.3%

AMMB Holdings Bhd	62,300	48,318

Hong Leong Bank Bhd	16,600	67,431

Hong Leong Financial Group Bhd	13,000	49,187

Inari Amertron Bhd	39,300	23,071

MR DIY Group M Bhd(a)	125,800	42,854

Nestle Malaysia Bhd	2,500	70,166

Total Malaysia		301,027

Mexico – 4.7%

Alfa SAB de CV, Class A	48,900	30,366

Arca Continental SAB de CV	13,202	135,434

Banco del Bajio SA(a)	21,600	65,516

Cemex SAB de CV, Series CPO*	151,610	106,964

Coca-Cola Femsa SAB de CV	13,314	111,074

Fibra Uno Administracion SA de CV	51,800	75,508

Gruma SAB de CV, Class B	2,039	32,668

Grupo Aeroportuario del Sureste SAB de CV, Class B	2,340	65,110

Grupo Bimbo SAB de CV, Series A(b)	30,597	163,506

Grupo Financiero Banorte SAB de CV, Class O	18,706	154,017

Kimberly-Clark de Mexico SAB de CV, Class A	35,140	78,002

Orbia Advance Corp. SAB de CV	26,500	56,985

Total Mexico		1,075,150

Philippines – 0.6%

Bank of the Philippine Islands	26,850	52,922

International Container Terminal Services, Inc.	14,250	52,612

Jollibee Foods Corp.	5,770	25,004

Total Philippines		130,538

Poland – 0.3%

Cyfrowy Polsat SA	6,801	27,636

LPP SA*	11	37,931

Total Poland		65,567

See Notes to Financial Statements.

WisdomTree Trust	55

Schedule of Investments (continued)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2023

Investments	Shares	Value

Russia – 0.0%

Novolipetsk Steel PJSC*†	27,720	$0

PhosAgro PJSC*†	1,147	0

PhosAgro PJSC, GDR*†(c)	3	0

Polyus PJSC*†	435	0

Polyus PJSC, GDR*†(c)	1	0

TCS Group Holding PLC, GDR*†(c)	872	0

X5 Retail Group NV, GDR*†(c)	2,404	0

Total Russia		0

South Africa – 4.7%

Absa Group Ltd.	10,234	90,962

Anglo American Platinum Ltd.	1,182	53,261

AngloGold Ashanti Ltd.	3,723	78,393

Clicks Group Ltd.(b)	4,247	58,741

FirstRand Ltd.	33,790	122,523

Harmony Gold Mining Co. Ltd.	14,556	61,063

Impala Platinum Holdings Ltd.	8,831	58,583

Mr. Price Group Ltd.	6,410	48,929

Old Mutual Ltd.	91,929	58,979

Remgro Ltd.	5,904	45,957

Sibanye Stillwater Ltd.	38,167	58,590

Standard Bank Group Ltd.	11,502	108,102

Vodacom Group Ltd.	20,991	130,227

Woolworths Holdings Ltd.	22,849	86,298

Total South Africa		1,060,608

South Korea – 14.4%

Cheil Worldwide, Inc.	6,915	95,146

CJ CheilJedang Corp.	216	44,179

Coway Co. Ltd.	1,216	40,559

DB Insurance Co. Ltd.	1,549	87,698

Doosan Bobcat, Inc.	759	33,813

F&F Co. Ltd.	202	18,335

Hana Financial Group, Inc.	2,913	86,661

Hankook Tire & Technology Co. Ltd.	2,051	53,546

Hanon Systems	5,625	39,061

HYBE Co. Ltd.*	137	29,268

Hyundai Glovis Co. Ltd.	476	71,419

Hyundai Steel Co.	2,012	51,535

KB Financial Group, Inc.	3,011	109,115

Krafton, Inc.*	154	22,767

LG Chem Ltd.	259	131,107

LG Electronics, Inc.	988	95,002

LG Innotek Co. Ltd.	298	69,997

LG Uplus Corp.	15,930	129,722

Meritz Financial Group, Inc.*	2,474	77,920

Mirae Asset Securities Co. Ltd.	8,576	47,057

NCSoft Corp.	123	27,538

NH Investment & Securities Co. Ltd., Class C	5,989	43,407

POSCO Future M Co. Ltd.	293	78,495

S-1 Corp.	767	31,026

Samsung C&T Corp.	739	59,281

Samsung Electro-Mechanics Co. Ltd.	201	22,043

Samsung Electronics Co. Ltd.	16,977	930,246

Samsung Engineering Co. Ltd.*	3,470	74,527

Samsung Fire & Marine Insurance Co. Ltd.	418	72,963

Samsung Life Insurance Co. Ltd.	1,269	64,815

Samsung SDI Co. Ltd.	203	103,067

Samsung SDS Co. Ltd.	514	47,942

Samsung Securities Co. Ltd.	1,614	44,097

Shinhan Financial Group Co. Ltd.	3,946	101,821

SK Hynix, Inc.	1,848	161,568

Woori Financial Group, Inc.	8,557	76,566

Total South Korea		3,273,309

Taiwan – 18.8%

Accton Technology Corp.	2,000	22,412

Acer, Inc.	43,000	43,284

Advantech Co. Ltd.	2,000	26,297

ASE Technology Holding Co. Ltd.	18,000	63,864

Asia Cement Corp.	15,000	21,384

Asustek Computer, Inc.	5,000	50,490

AUO Corp.	39,000	23,291

Catcher Technology Co. Ltd.	4,000	22,540

Cathay Financial Holding Co. Ltd.	57,159	79,193

Cheng Shin Rubber Industry Co. Ltd.	18,000	23,205

China Development Financial Holding Corp.*	155,114	61,758

Compal Electronics, Inc.	39,000	36,628

CTBC Financial Holding Co. Ltd.	96,720	77,172

Delta Electronics, Inc.	10,000	110,613

E Ink Holdings, Inc.	8,000	57,795

E.Sun Financial Holding Co. Ltd.	88,466	73,995

Eclat Textile Co. Ltd.	2,000	32,076

Evergreen Marine Corp. Taiwan Ltd.	11,800	35,425

Far Eastern New Century Corp.	35,000	37,591

Far EasTone Telecommunications Co. Ltd.	52,000	131,233

Feng TAY Enterprise Co. Ltd.	6,200	39,118

Fubon Financial Holding Co. Ltd.	55,561	108,466

Globalwafers Co. Ltd.	1,000	15,958

Hon Hai Precision Industry Co. Ltd.	44,880	162,836

Hotai Motor Co. Ltd.	1,000	26,136

Innolux Corp.	49,000	23,993

Inventec Corp.	34,000	47,161

Largan Precision Co. Ltd.	500	34,195

Lite-On Technology Corp., ADR	18,014	59,865

MediaTek, Inc.	6,000	132,544

Micro-Star International Co. Ltd.	7,000	39,670

momo.com, Inc.	1,200	26,509

Nan Ya Printed Circuit Board Corp.	2,000	16,953

Nanya Technology Corp.	9,000	20,459

Nien Made Enterprise Co. Ltd.	2,000	21,994

Novatek Microelectronics Corp.	2,000	27,388

Pegatron Corp.	12,000	28,821

Pou Chen Corp.	17,000	17,194

Powerchip Semiconductor Manufacturing Corp.	22,000	21,863

Quanta Computer, Inc.	18,000	87,849

Realtek Semiconductor Corp.	2,000	24,884

Shanghai Commercial & Savings Bank Ltd.	26,759	39,007

See Notes to Financial Statements.

56	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets ESG Fund (RESE)

June 30, 2023

Investments	Shares	Value

Shin Kong Financial Holding Co. Ltd.*	99,297	$28,376

SinoPac Financial Holdings Co. Ltd.	88,034	49,042

Synnex Technology International Corp.	20,150	37,525

Taishin Financial Holding Co. Ltd.	75,700	45,938

Taiwan Mobile Co. Ltd.	6,000	18,417

Taiwan Semiconductor Manufacturing Co. Ltd.	85,000	1,572,027

Unimicron Technology Corp.	9,000	50,860

United Microelectronics Corp.	48,000	74,748

Vanguard International Semiconductor Corp.	7,000	19,779

Voltronic Power Technology Corp.	1,000	63,093

Walsin Lihwa Corp.	27,000	35,544

Wan Hai Lines Ltd.	8,440	15,989

Winbond Electronics Corp.*	22,000	19,390

Wiwynn Corp.	1,000	45,594

WPG Holdings Ltd.	9,000	15,807

Yageo Corp.	1,000	15,781

Yuanta Financial Holding Co. Ltd.	111,743	82,880

Zhen Ding Technology Holding Ltd.	6,000	20,228

Total Taiwan		4,264,127

Thailand – 2.1%

Advanced Info Service PCL, NVDR	12,100	73,033

Asset World Corp. PCL, NVDR	358,000	49,881

Bangkok Expressway & Metro PCL, NVDR	164,400	39,645

Central Pattana PCL, NVDR	33,100	61,149

Home Product Center PCL, NVDR	122,500	48,371

Indorama Ventures PCL, NVDR	66,300	64,047

Intouch Holdings PCL, NVDR	16,700	34,855

Kasikornbank PCL, NVDR	17,300	63,189

SCG Packaging PCL, NVDR	54,900	57,680

Total Thailand		491,850

Turkey – 0.9%

Turkcell Iletisim Hizmetleri AS	104,938	146,116

Turkiye Is Bankasi AS, Class C	107,316	57,878

Total Turkey		203,994

United Kingdom – 0.1%

Pepco Group NV*	2,437	22,085
TOTAL COMMON STOCKS (Cost: $19,641,071)		22,207,144

PREFERRED STOCKS – 1.9%

Brazil – 1.9%

Banco Bradesco SA	38,872	132,555

Gerdau SA	9,094	47,261

Itau Unibanco Holding SA	27,419	161,536
Itausa SA	46,087	92,097
TOTAL PREFERRED STOCKS (Cost: $378,628)		433,449

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.6%

United States – 1.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(d)
(Cost: $354,008)	354,008	354,008

TOTAL INVESTMENTS IN SECURITIES – 101.2% (Cost: $20,373,707)		22,994,601

Other Assets less Liabilities – (1.2)%		(276,351)

NET ASSETS – 100.0%		$22,718,250
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $784,182 and the total market value of the collateral held by the Fund was $831,190. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $477,182.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Russia	$—	$—	$0	*	$0
Other	22,207,144	—	—		22,207,144
Preferred Stocks	433,449	—	—		433,449
Investment of Cash Collateral for Securities Loaned	—	354,008	—		354,008
Total Investments in Securities	$22,640,593	$354,008	$0		$22,994,601
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

See Notes to Financial Statements.

WisdomTree Trust	57

Schedule of Investments

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.7%

Brazil – 6.2%

Aerospace & Defense – 0.1%

Embraer SA*	4,815	$18,505

Banks – 0.5%

Banco Bradesco SA	7,051	21,399

Banco Santander Brasil SA	3,028	19,226

Itau Unibanco Holding SA	4,077	20,723

Itausa SA	7,438	15,018

Total Banks		76,366

Beverages – 0.6%

Ambev SA	32,004	102,235

Broadline Retail – 0.1%

Magazine Luiza SA*	17,464	12,200

Capital Markets – 0.6%

B3 SA – Brasil Bolsa Balcao	32,431	98,221

Consumer Staples Distribution & Retail – 0.4%

Atacadao SA	3,566	8,279

Raia Drogasil SA	7,506	46,057

Sendas Distribuidora SA	4,762	13,573

Total Consumer Staples Distribution & Retail		67,909

Diversified Telecommunication Services – 0.1%

Telefonica Brasil SA	2,450	21,976

Electric Utilities – 0.5%

CPFL Energia SA	1,169	8,334

Energisa SA	1,292	13,445

Equatorial Energia SA	5,969	39,781

Transmissora Alianca de Energia Eletrica SA	1,864	14,544

Total Electric Utilities		76,104

Electrical Equipment – 0.4%

WEG SA	9,216	72,119

Food Products – 0.1%

BRF SA*	4,159	7,682

Ground Transportation – 0.6%

Localiza Rent a Car SA	4,704	66,796

Rumo SA	7,252	33,374

Total Ground Transportation		100,170

Health Care Providers & Services – 0.2%

Hapvida Participacoes e Investimentos SA*(a)	17,421	15,818

Rede D’Or Sao Luiz SA(a)	3,537	24,137

Total Health Care Providers & Services		39,955

Independent Power & Renewable Electricity Producers – 0.1%

Engie Brasil Energia SA	1,861	17,626

Metals & Mining – 0.1%

Cia Siderurgica Nacional SA	3,525	8,864

Oil, Gas & Consumable Fuels – 0.5%

3R Petroleum Oleo e Gas SA*	911	5,637

Cosan SA	8,413	31,148

PRIO SA*	4,248	32,652

Ultrapar Participacoes SA	4,733	18,534

Total Oil, Gas & Consumable Fuels		87,971

Paper & Forest Products – 0.3%

Suzano SA	5,473	50,169

Personal Care Products – 0.1%

Natura & Co. Holding SA*	5,976	20,738

Pharmaceuticals – 0.2%

Hypera SA	2,642	25,199

Real Estate Management & Development – 0.1%

Multiplan Empreendimentos Imobiliarios SA	1,847	10,594

Software – 0.1%

TOTVS SA	3,082	19,154

Specialty Retail – 0.2%

Vibra Energia SA	9,093	34,023

Textiles, Apparel & Luxury Goods – 0.1%

Arezzo Industria e Comercio SA	384	6,294

Grupo De Moda Soma SA	3,549	8,828

Total Textiles, Apparel & Luxury Goods		15,122

Transportation Infrastructure – 0.1%

CCR SA	7,835	22,819

Wireless Telecommunication Services – 0.1%

TIM SA	5,368	16,269
Total Brazil		1,021,990

Chile – 0.5%

Banks – 0.2%

Banco de Chile	166,533	17,375

Banco de Credito e Inversiones SA	258	7,879

Banco Santander Chile	224,304	10,609

Total Banks		35,863

Broadline Retail – 0.0%

Falabella SA	3,213	7,711

Consumer Staples Distribution & Retail – 0.1%

Cencosud SA	5,154	9,984

Marine Transportation – 0.0%

Cia Sud Americana de Vapores SA	66,971	4,546

Oil, Gas & Consumable Fuels – 0.1%

Empresas COPEC SA	1,421	10,541

Paper & Forest Products – 0.1%

Empresas CMPC SA	5,006	9,573
Total Chile		78,218

Czech Republic – 0.2%

Banks – 0.2%

Komercni Banka AS	1,116	34,054

Hungary – 0.4%

Banks – 0.2%

OTP Bank Nyrt	876	31,080

Oil, Gas & Consumable Fuels – 0.1%

MOL Hungarian Oil & Gas PLC	2,002	17,497

See Notes to Financial Statements.

58	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Pharmaceuticals – 0.1%

Richter Gedeon Nyrt	485	$11,944
Total Hungary		60,521

India – 25.4%

Automobile Components – 0.7%

Apollo Tyres Ltd.*	1,541	7,640

Balkrishna Industries Ltd.	372	10,749

Bharat Forge Ltd.	1,211	12,353

Bosch Ltd.	42	9,749

Motherson Sumi Wiring India Ltd.	9,531	6,704

MRF Ltd.	17	20,984

Samvardhana Motherson International Ltd.	8,632	9,017

Sona Blw Precision Forgings Ltd.(a)	929	5,842

Sundram Fasteners Ltd.	546	8,099

Tube Investments of India Ltd.	564	21,827

UNO Minda Ltd.	893	6,333

Total Automobile Components		119,297

Automobiles – 2.1%

Bajaj Auto Ltd.	383	21,903

Eicher Motors Ltd.	732	31,945

Hero MotoCorp Ltd.	654	23,200

Mahindra & Mahindra Ltd.	5,280	93,556

Maruti Suzuki India Ltd.	682	81,380

Tata Motors Ltd.*	10,364	75,238

TVS Motor Co. Ltd.	1,085	17,533

Total Automobiles		344,755

Banks – 3.8%

AU Small Finance Bank Ltd.(a)	1,589	14,598

Axis Bank Ltd.	13,455	161,954

Bandhan Bank Ltd.*(a)	3,543	10,454

Federal Bank Ltd.	7,258	11,161

ICICI Bank Ltd.	25,486	290,350

IDFC First Bank Ltd.*	13,873	13,427

Kotak Mahindra Bank Ltd.	5,307	119,455

Total Banks		621,399

Beverages – 0.3%

Radico Khaitan Ltd.	389	5,731

United Breweries Ltd.	360	6,635

United Spirits Ltd.*	1,456	16,190

Varun Beverages Ltd.	2,206	21,581

Total Beverages		50,137

Biotechnology – 0.0%

Biocon Ltd.	2,433	7,874

Building Products – 0.2%

Astral Ltd.	878	21,219

Kajaria Ceramics Ltd.	462	7,082

Total Building Products		28,301

Capital Markets – 0.1%

HDFC Asset Management Co. Ltd.(a)	360	10,074

IDFC Ltd.	5,629	7,047

Total Capital Markets		17,121

Chemicals – 1.3%

Aarti Industries Ltd.	965	5,924

Asian Paints Ltd.	2,102	86,145

Atul Ltd.	84	7,163

Berger Paints India Ltd.	1,306	10,795

Carborundum Universal Ltd.	510	7,447

Coromandel International Ltd.	593	6,856

Deepak Nitrite Ltd.	306	8,108

Gujarat Fluorochemicals Ltd.	179	6,398

Navin Fluorine International Ltd.	162	8,890

PI Industries Ltd.	401	19,170

Solar Industries India Ltd.	113	5,152

SRF Ltd.	702	19,591

Supreme Industries Ltd.	335	13,058

Tata Chemicals Ltd.	672	8,203

Total Chemicals		212,900

Construction & Engineering – 0.1%

Voltas Ltd.	1,205	11,160

Construction Materials – 1.0%

ACC Ltd.*	444	9,816

Ambuja Cements Ltd.*	3,530	18,326

Dalmia Bharat Ltd.	444	11,724

Grasim Industries Ltd.	1,888	39,922

JK Cement Ltd.	173	7,132

Ramco Cements Ltd.	744	8,382

Shree Cement Ltd.	54	15,723

UltraTech Cement Ltd.	593	59,959

Total Construction Materials		170,984

Consumer Staples Distribution & Retail – 0.2%

Avenue Supermarts Ltd.*(a)	582	27,592

Diversified Telecommunication Services – 0.0%

Indus Towers Ltd.*	4,035	8,079

Electrical Equipment – 0.4%

ABB India Ltd.	246	13,263

CG Power & Industrial Solutions Ltd.	3,309	15,267

Havells India Ltd.	1,276	19,953

Polycab India Ltd.	228	9,869

Total Electrical Equipment		58,352

Electronic Equipment, Instruments & Components – 0.0%

Honeywell Automation India Ltd.	12	6,097

Entertainment – 0.0%

PVR Inox Ltd.*	222	3,717

Financial Services – 0.2%

Bajaj Finserv Ltd.	1,436	26,747

Food Products – 0.8%

Britannia Industries Ltd.	581	35,585

Marico Ltd.	2,452	15,870

Nestle India Ltd.	175	48,838

Patanjali Foods Ltd.	318	4,608

Tata Consumer Products Ltd.	3,236	33,959

Total Food Products		138,860

See Notes to Financial Statements.

WisdomTree Trust	59

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Gas Utilities – 0.1%

Gujarat Gas Ltd.	2,026	$11,485

Health Care Providers & Services – 0.5%

Apollo Hospitals Enterprise Ltd.	516	32,067

Dr. Lal PathLabs Ltd.(a)	209	5,756

Fortis Healthcare Ltd.*	2,476	9,509

Max Healthcare Institute Ltd.*	3,650	26,671

Total Health Care Providers & Services		74,003

Hotels, Restaurants & Leisure – 0.3%

Indian Hotels Co. Ltd.	4,130	19,760

Jubilant Foodworks Ltd.	2,026	12,379

Zomato Ltd.*	11,526	10,544

Total Hotels, Restaurants & Leisure		42,683

Household Durables – 0.1%

Crompton Greaves Consumer Electricals Ltd.	3,051	10,768

Dixon Technologies India Ltd.	209	11,181

Total Household Durables		21,949

Industrial Conglomerates – 0.1%

Siemens Ltd.	456	20,936

Insurance – 0.6%

HDFC Life Insurance Co. Ltd.(a)	5,616	44,580

ICICI Lombard General Insurance Co. Ltd.(a)	1,666	27,303

ICICI Prudential Life Insurance Co. Ltd.*(a)	1,991	13,894

Max Financial Services Ltd.*	1,169	11,555

Total Insurance		97,332

Interactive Media & Services – 0.1%

Info Edge India Ltd.	372	20,331

IT Services – 2.9%

Coforge Ltd.	198	11,371

HCL Technologies Ltd.	5,148	74,547

Infosys Ltd.	17,952	292,248

Mphasis Ltd.	390	9,009

Persistent Systems Ltd.	240	14,660

Tech Mahindra Ltd.	3,158	43,532

Wipro Ltd.	7,152	33,926

Total IT Services		479,293

Life Sciences Tools & Services – 0.2%

Divi’s Laboratories Ltd.	641	28,001

Machinery – 0.4%

Ashok Leyland Ltd.	7,121	14,531

Cummins India Ltd.	654	15,490

Elgi Equipments Ltd.	1,043	6,886

Grindwell Norton Ltd.	263	7,311

Schaeffler India Ltd.	198	7,476

SKF India Ltd.	126	7,644

Thermax Ltd.	198	5,507

Total Machinery		64,845

Media – 0.1%

Zee Entertainment Enterprises Ltd.	4,783	10,340

Metals & Mining – 0.8%

APL Apollo Tubes Ltd.	833	13,254

JSW Steel Ltd.	4,483	42,887

Tata Steel Ltd.	38,262	52,237

Vedanta Ltd.	4,826	16,351

Total Metals & Mining		124,729

Oil, Gas & Consumable Fuels – 3.2%

Reliance Industries Ltd.	16,888	524,995

Passenger Airlines – 0.1%

InterGlobe Aviation Ltd.*(a)	474	15,178

Personal Care Products – 1.4%

Colgate-Palmolive India Ltd.	599	12,326

Dabur India Ltd.	3,117	21,769

Emami Ltd.	1,090	5,643

Godrej Consumer Products Ltd.*	1,985	26,157

Hindustan Unilever Ltd.	4,914	160,422

Total Personal Care Products		226,317

Pharmaceuticals – 1.2%

Alkem Laboratories Ltd.	186	7,965

Aurobindo Pharma Ltd.	1,355	12,014

Cipla Ltd.	2,505	30,992

Dr. Reddy’s Laboratories Ltd.	595	37,422

Ipca Laboratories Ltd.	533	4,826

Laurus Labs Ltd.(a)	1,798	8,036

Lupin Ltd.	1,109	12,204

Sun Pharmaceutical Industries Ltd.	5,218	66,888

Torrent Pharmaceuticals Ltd.	569	13,212

Zydus Lifesciences Ltd.	1,193	8,479

Total Pharmaceuticals		202,038

Professional Services – 0.0%

Computer Age Management Services Ltd.	161	4,315

Real Estate Management & Development – 0.4%

DLF Ltd.	3,260	19,494

Godrej Properties Ltd.*	552	10,554

Macrotech Developers Ltd.*(a)	1,548	12,827

Oberoi Realty Ltd.	672	8,067

Phoenix Mills Ltd.	426	8,118

Total Real Estate Management & Development		59,060

Software – 0.2%

KPIT Technologies Ltd.	918	12,195

Tata Elxsi Ltd.	186	17,205

Total Software		29,400

Specialty Retail – 0.1%

Trent Ltd.	840	18,064

Textiles, Apparel & Luxury Goods – 0.6%

Aditya Birla Fashion & Retail Ltd.*	1,630	4,231

Bata India Ltd.	335	6,842

Page Industries Ltd.	24	11,014

Titan Co. Ltd.	2,217	82,362

Total Textiles, Apparel & Luxury Goods		104,449

See Notes to Financial Statements.

60	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Transportation Infrastructure – 0.0%

GMR Airports Infrastructure Ltd.*	13,421	$7,149

Wireless Telecommunication Services – 0.8%

Bharti Airtel Ltd.	11,820	126,613
Total India		4,166,877

Indonesia – 3.1%

Banks – 1.4%

Bank Central Asia Tbk PT	376,200	229,597

Broadline Retail – 0.3%

GoTo Gojek Tokopedia Tbk PT*	5,939,300	43,576

Chemicals – 0.1%

Barito Pacific Tbk PT	194,858	9,683

Construction Materials – 0.1%

Indocement Tunggal Prakarsa Tbk PT	12,600	8,341

Consumer Staples Distribution & Retail – 0.2%

Sumber Alfaria Trijaya Tbk PT	168,400	28,979

Diversified Telecommunication Services – 0.1%

Sarana Menara Nusantara Tbk PT	170,200	11,977

Food Products – 0.3%

Charoen Pokphand Indonesia Tbk PT*	68,300	24,031

Indofood CBP Sukses Makmur Tbk PT	20,900	15,787

Indofood Sukses Makmur Tbk PT	31,100	15,247

Total Food Products		55,065

Household Products – 0.1%

Unilever Indonesia Tbk PT	38,900	11,053

Industrial Conglomerates – 0.3%

Astra International Tbk PT	125,000	56,486

Media – 0.0%

Elang Mahkota Teknologi Tbk PT	167,700	7,942

Metals & Mining – 0.1%

Merdeka Copper Gold Tbk PT*	97,000	19,798

Pharmaceuticals – 0.1%

Kalbe Farma Tbk PT	182,300	24,927
Total Indonesia		507,424

Malaysia – 1.4%

Banks – 0.4%

Hong Leong Bank Bhd	12,000	48,746

Hong Leong Financial Group Bhd	3,600	13,621

Total Banks		62,367

Food Products – 0.5%

Nestle Malaysia Bhd	800	22,453

PPB Group Bhd	10,700	36,083

QL Resources Bhd	18,600	21,360

Total Food Products		79,896

Hotels, Restaurants & Leisure – 0.1%

Genting Malaysia Bhd	48,000	25,298

Metals & Mining – 0.3%

Press Metal Aluminium Holdings Bhd	50,300	50,650

Specialty Retail – 0.1%

MR DIY Group M Bhd(a)	47,900	16,317
Total Malaysia		234,528

Mexico – 4.1%

Banks – 0.5%

Banco del Bajio SA(a)	3,016	9,148

Grupo Financiero Banorte SAB de CV, Class O	8,900	73,279

Total Banks		82,427

Beverages – 0.7%

Arca Continental SAB de CV	2,400	24,620

Coca-Cola Femsa SAB de CV	1,920	16,018

Fomento Economico Mexicano SAB de CV	7,100	78,462

Total Beverages		119,100

Chemicals – 0.1%

Orbia Advance Corp. SAB de CV	4,700	10,107

Construction Materials – 0.3%

Cemex SAB de CV, Series CPO*	60,504	42,687

Consumer Staples Distribution & Retail – 0.5%

Wal-Mart de Mexico SAB de CV	20,300	80,156

Diversified REITs – 0.1%

Concentradora Fibra Danhos SA de CV	4,765	5,985

Fibra Uno Administracion SA de CV	11,900	17,346

Total Diversified REITs		23,331

Diversified Telecommunication Services – 0.0%

Controladora AXTEL SAB DE CV*	14,400	186

Food Products – 0.2%

Gruma SAB de CV, Class B	810	12,978

Grupo Bimbo SAB de CV, Series A	4,892	26,142

Total Food Products		39,120

Household Products – 0.1%

Kimberly-Clark de Mexico SAB de CV, Class A	6,000	13,319

Industrial Conglomerates – 0.1%

Alfa SAB de CV, Class A	14,400	8,942

Grupo Carso SAB de CV, Series A1	1,800	13,050

Total Industrial Conglomerates		21,992

Media – 0.1%

Grupo Televisa SAB, Series CPO	10,100	10,371

Metals & Mining – 0.4%

Grupo Mexico SAB de CV, Series B	12,414	59,651

Industrias Penoles SAB de CV*	605	8,481

Total Metals & Mining		68,132

Real Estate Management & Development – 0.1%

Corp. Inmobiliaria Vesta SAB de CV	3,000	9,713

Transportation Infrastructure – 0.4%

Grupo Aeroportuario del Centro Norte SAB de CV	1,200	12,726

Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,634	29,271

Grupo Aeroportuario del Sureste SAB de CV, Class B	715	19,895

Promotora y Operadora de Infraestructura SAB de CV	953	9,528

Total Transportation Infrastructure		71,420

See Notes to Financial Statements.

WisdomTree Trust	61

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Wireless Telecommunication Services – 0.5%

America Movil SAB de CV, Series B	76,956	$83,460
Total Mexico		675,521

Philippines – 1.1%

Banks – 0.3%

Bank of the Philippine Islands	7,801	15,376

BDO Unibank, Inc.	8,808	21,972

Metropolitan Bank & Trust Co.	7,680	7,750

Total Banks		45,098

Food Products – 0.1%

Monde Nissin Corp.(a)	37,100	5,383

Universal Robina Corp.	4,020	10,014

Total Food Products		15,397

Hotels, Restaurants & Leisure – 0.0%

Jollibee Foods Corp.	1,740	7,540

Industrial Conglomerates – 0.3%

Ayala Corp.	1,010	11,436

JG Summit Holdings, Inc.	12,600	10,146

SM Investments Corp.	1,980	33,180

Total Industrial Conglomerates		54,762

Real Estate Management & Development – 0.2%

Ayala Land, Inc.	25,200	11,094

SM Prime Holdings, Inc.	48,600	28,922

Total Real Estate Management & Development		40,016

Transportation Infrastructure – 0.1%

International Container Terminal Services, Inc.	3,240	11,962

Wireless Telecommunication Services – 0.1%

PLDT, Inc.	330	7,844
Total Philippines		182,619

Poland – 1.3%

Banks – 0.5%

Bank Polska Kasa Opieki SA	1,612	43,961

Santander Bank Polska SA*	341	32,648

Total Banks		76,609

Consumer Staples Distribution & Retail – 0.4%

Dino Polska SA*(a)	503	58,781

Entertainment – 0.1%

CD Projekt SA	587	22,372

Software – 0.1%

Asseco Poland SA	675	13,332

Textiles, Apparel & Luxury Goods – 0.2%

LPP SA*	11	37,931
Total Poland		209,025

Saudi Arabia – 3.2%

Banks – 1.9%

Al Rajhi Bank	10,650	207,281

Alinma Bank	4,880	43,587

Arab National Bank	1,010	7,096

Bank Al-Jazira	2,674	13,032

Bank AlBilad	2,258	23,298

Saudi Awwal Bank	1,603	16,305

Total Banks		310,599

Chemicals – 0.2%

Advanced Petrochemical Co.	786	9,242

National Industrialization Co., Class C*	2,026	8,059

Sahara International Petrochemical Co.	2,050	20,141

Total Chemicals		37,442

Construction Materials – 0.1%

Saudi Cement Co.	556	8,805

Consumer Staples Distribution & Retail – 0.1%

Abdullah Al Othaim Markets Co.	2,520	9,366

Nahdi Medical Co.	240	10,878

Total Consumer Staples Distribution & Retail		20,244

Food Products – 0.1%

Savola Group	1,391	15,447

Health Care Providers & Services – 0.3%

Dallah Healthcare Co.	174	7,785

Dr. Sulaiman Al Habib Medical Services Group Co.	515	39,297

Mouwasat Medical Services Co.	257	16,582

Total Health Care Providers & Services		63,664

Media – 0.1%

Saudi Research & Media Group*	168	8,457

Real Estate Management & Development – 0.1%

Dar Al Arkan Real Estate Development Co.*	3,200	13,088

Specialty Retail – 0.1%

Jarir Marketing Co.	3,300	14,552

Wireless Telecommunication Services – 0.2%

Etihad Etisalat Co.	2,212	28,249

Mobile Telecommunications Co. Saudi Arabia*	2,229	8,415

Total Wireless Telecommunication Services		36,664
Total Saudi Arabia		528,962

South Africa – 5.4%

Banks – 0.9%

Absa Group Ltd.	3,837	34,104

Capitec Bank Holdings Ltd.	401	33,280

Nedbank Group Ltd.	2,265	27,406

Standard Bank Group Ltd.	6,287	59,089

Total Banks		153,879

Broadline Retail – 1.2%

Naspers Ltd., Class N	1,001	180,104

Woolworths Holdings Ltd.	5,160	19,489

Total Broadline Retail		199,593

Capital Markets – 0.1%

Investec Ltd.	1,487	8,345

Consumer Staples Distribution & Retail – 0.5%

Bid Corp. Ltd.	1,528	33,428

Clicks Group Ltd.	1,090	15,076

Pick n Pay Stores Ltd.	1,720	3,540

See Notes to Financial Statements.

62	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Shoprite Holdings Ltd.	2,194	$26,201

Total Consumer Staples Distribution & Retail		78,245

Diversified REITs – 0.1%

Growthpoint Properties Ltd.	14,571	8,993

Redefine Properties Ltd.	31,993	5,572

Total Diversified REITs		14,565

Financial Services – 0.7%

FirstRand Ltd.	25,902	93,921

Remgro Ltd.	2,463	19,172

Total Financial Services		113,093

Food Products – 0.1%

Tiger Brands Ltd.	857	7,586

Insurance – 0.4%

Discovery Ltd.*	2,416	18,653

Momentum Metropolitan Holdings	6,816	6,516

Old Mutual Ltd.	21,162	13,577

Sanlam Ltd.	8,745	27,011

Total Insurance		65,757

Media – 0.1%

MultiChoice Group	2,188	11,060

Metals & Mining – 1.0%

Anglo American Platinum Ltd.	216	9,733

AngloGold Ashanti Ltd.	1,877	39,523

Gold Fields Ltd.	3,896	53,959

Harmony Gold Mining Co. Ltd.	2,439	10,232

Impala Platinum Holdings Ltd.	3,386	22,462

Kumba Iron Ore Ltd.	294	6,887

Northam Platinum Holdings Ltd.*	1,121	7,446

Sibanye Stillwater Ltd.	12,740	19,557

Total Metals & Mining		169,799

Pharmaceuticals – 0.1%

Aspen Pharmacare Holdings Ltd.	1,858	18,060

Specialty Retail – 0.1%

Motus Holdings Ltd.	828	4,391

Mr. Price Group Ltd.	1,295	9,885

Pepkor Holdings Ltd.(a)	6,726	5,874

Total Specialty Retail		20,150

Wireless Telecommunication Services – 0.1%

Vodacom Group Ltd.	3,411	21,162
Total South Africa		881,294

South Korea – 19.3%

Air Freight & Logistics – 0.1%

Hyundai Glovis Co. Ltd.	84	12,603

Automobile Components – 0.1%

Hankook Tire & Technology Co. Ltd.	371	9,686

Hanon Systems	858	5,958

HL Mando Co. Ltd.	150	6,136

Total Automobile Components		21,780

Automobiles – 1.1%

Hyundai Motor Co.	642	100,613

Kia Corp.	1,186	79,658

Total Automobiles		180,271

Banks – 1.2%

BNK Financial Group, Inc.	1,187	6,243

Hana Financial Group, Inc.	1,174	34,927

KakaoBank Corp.	1,756	31,651

KB Financial Group, Inc.	1,534	55,590

Shinhan Financial Group Co. Ltd.	2,029	52,355

Woori Financial Group, Inc.	2,661	23,810

Total Banks		204,576

Biotechnology – 0.4%

Alteogen, Inc.*	215	7,008

Celltrion, Inc.	446	51,754

SK Bioscience Co. Ltd.*	120	7,240

Total Biotechnology		66,002

Broadline Retail – 0.0%

Hanwha Galleria Corp.*	528	608

Shinsegae, Inc.	41	5,542

Total Broadline Retail		6,150

Capital Markets – 0.1%

Korea Investment Holdings Co. Ltd.	186	7,284

Mirae Asset Securities Co. Ltd.	1,175	6,447

Samsung Securities Co. Ltd.	270	7,377

Total Capital Markets		21,108

Chemicals – 1.1%

Ecopro Co. Ltd.	82	46,923

Hansol Chemical Co. Ltd.	53	9,653

Hanwha Solutions Corp.*	450	14,446

Kumho Petrochemical Co. Ltd.	72	7,251

LG Chem Ltd.	173	87,573

Lotte Chemical Corp.	66	7,744

SKC Co. Ltd.	78	5,778

Total Chemicals		179,368

Construction & Engineering – 0.2%

GS Engineering & Construction Corp.	348	4,923

Hyundai Engineering & Construction Co. Ltd.	312	9,021

Samsung Engineering Co. Ltd.*	515	11,061

Total Construction & Engineering		25,005

Construction Materials – 0.2%

POSCO Future M Co. Ltd.	125	33,488

Consumer Staples Distribution & Retail – 0.1%

BGF Retail Co. Ltd.	36	4,778

E-Mart, Inc.	90	5,253

Total Consumer Staples Distribution & Retail		10,031

Diversified Telecommunication Services – 0.1%

LG Uplus Corp.	1,001	8,151

Electrical Equipment – 0.9%

CS Wind Corp.	143	9,366

See Notes to Financial Statements.

WisdomTree Trust	63

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Doosan Enerbility Co. Ltd.*	1,840	$25,289

Ecopro BM Co. Ltd.	204	38,550

LG Energy Solution Ltd.*	150	62,953

LS Corp.	120	8,461

Total Electrical Equipment		144,619

Electronic Equipment, Instruments & Components – 1.1%

L&F Co. Ltd.	89	16,413

LG Display Co. Ltd.*	881	10,538

LG Innotek Co. Ltd.	60	14,093

Samsung Electro-Mechanics Co. Ltd.	228	25,004

Samsung SDI Co. Ltd.	209	106,114

Total Electronic Equipment, Instruments & Components		172,162

Entertainment – 0.4%

HYBE Co. Ltd.*	83	17,732

Kakao Games Corp.*	152	3,790

Krafton, Inc.*	162	23,950

NCSoft Corp.	66	14,776

Pearl Abyss Corp.*	209	8,343

Total Entertainment		68,591

Food Products – 0.1%

CJ CheilJedang Corp.	35	7,158

Orion Corp.	96	8,743

Total Food Products		15,901

Health Care Equipment & Supplies – 0.1%

HLB, Inc.*	450	11,099

Health Care Providers & Services – 0.1%

Celltrion Healthcare Co. Ltd.	432	21,475

Household Durables – 0.3%

Coway Co. Ltd.	233	7,772

LG Electronics, Inc.	437	42,020

Total Household Durables		49,792

Industrial Conglomerates – 0.6%

GS Holdings Corp.	366	10,180

LG Corp.	516	34,462

Lotte Corp.	174	3,301

Samsung C&T Corp.	347	27,836

SK Square Co. Ltd.*	366	12,291

SK, Inc.	150	16,928

Total Industrial Conglomerates		104,998

Insurance – 0.4%

DB Insurance Co. Ltd.	210	11,890

Hyundai Marine & Fire Insurance Co. Ltd.	234	5,514

Samsung Fire & Marine Insurance Co. Ltd.	132	23,041

Samsung Life Insurance Co. Ltd.	384	19,613

Total Insurance		60,058

Interactive Media & Services – 0.9%

Kakao Corp.	1,384	51,572

NAVER Corp.	743	103,078

Total Interactive Media & Services		154,650

IT Services – 0.1%

Samsung SDS Co. Ltd.	173	16,136

Life Sciences Tools & Services – 0.3%

Samsung Biologics Co. Ltd.*(a)	84	47,430

Machinery – 0.3%

HD Hyundai Heavy Industries Co. Ltd.*	96	9,595

HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	174	15,384

Hyundai Rotem Co. Ltd.*	306	8,488

Samsung Heavy Industries Co. Ltd.*	2,818	14,265

Total Machinery		47,732

Media – 0.0%

Cheil Worldwide, Inc.	336	4,623

Metals & Mining – 0.7%

Hyundai Steel Co.	318	8,145

Korea Zinc Co. Ltd.	53	19,609

POSCO Holdings, Inc.	288	84,806

Total Metals & Mining		112,560

Oil, Gas & Consumable Fuels – 0.2%

HD Hyundai Co. Ltd.	174	7,910

SK Innovation Co. Ltd.*	204	24,539

Total Oil, Gas & Consumable Fuels		32,449

Passenger Airlines – 0.1%

Korean Air Lines Co. Ltd.	702	12,973

Personal Care Products – 0.1%

Amorepacific Corp.	132	9,777

LG H&H Co. Ltd.	36	12,541

Total Personal Care Products		22,318

Pharmaceuticals – 0.2%

Hanmi Pharm Co. Ltd.	30	7,024

SK Biopharmaceuticals Co. Ltd.*	138	8,473

Yuhan Corp.	203	9,305

Total Pharmaceuticals		24,802

Semiconductors & Semiconductor Equipment – 1.0%

SK Hynix, Inc.	1,924	168,212

Specialty Retail – 0.0%

Hotel Shilla Co. Ltd.	125	6,963

Technology Hardware, Storage & Peripherals – 6.6%

Samsung Electronics Co. Ltd.	19,633	1,075,781

Textiles, Apparel & Luxury Goods – 0.1%

F&F Co. Ltd.	71	6,445

Fila Holdings Corp.	228	6,921

Total Textiles, Apparel & Luxury Goods		13,366
Total South Korea		3,157,223

Taiwan – 24.5%

Automobile Components – 0.1%

Cheng Shin Rubber Industry Co. Ltd.	11,000	14,181

Banks – 1.4%

CTBC Financial Holding Co. Ltd.	84,000	67,023

See Notes to Financial Statements.

64	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

E.Sun Financial Holding Co. Ltd.	60,840	$50,888

Far Eastern International Bank	17,000	6,496

Shanghai Commercial & Savings Bank Ltd.	18,392	26,810

SinoPac Financial Holdings Co. Ltd.	53,685	29,907

Taichung Commercial Bank Co. Ltd.	12,629	6,164

Taishin Financial Holding Co. Ltd.	53,000	32,163

Union Bank of Taiwan	12,000	6,338

Total Banks		225,789

Chemicals – 0.9%

Formosa Chemicals & Fibre Corp.	18,000	38,780

Formosa Plastics Corp.	19,000	52,282

Nan Ya Plastics Corp.	24,000	55,869

Total Chemicals		146,931

Communications Equipment – 0.1%

Accton Technology Corp.	2,000	22,412

Construction Materials – 0.1%

Asia Cement Corp.	12,000	17,107

Consumer Staples Distribution & Retail – 0.2%

President Chain Store Corp.	3,000	27,212

Electrical Equipment – 0.3%

Tatung Co. Ltd.*	10,000	17,435

Teco Electric & Machinery Co. Ltd.	11,000	18,825

Walsin Lihwa Corp.	13,000	17,114

Total Electrical Equipment		53,374

Electronic Equipment, Instruments & Components – 3.2%

AUO Corp.	42,000	25,083

Chroma ATE, Inc.	3,000	24,129

Compeq Manufacturing Co. Ltd.	6,000	8,554

Delta Electronics, Inc.	9,000	99,552

Elite Material Co. Ltd.	4,000	31,274

Genius Electronic Optical Co. Ltd.	1,000	12,715

Hon Hai Precision Industry Co. Ltd.	53,000	192,297

Innolux Corp.	47,725	23,369

Nan Ya Printed Circuit Board Corp.	1,000	8,477

Sinbon Electronics Co. Ltd.	1,000	11,864

Synnex Technology International Corp.	6,000	11,174

Unimicron Technology Corp.	6,000	33,906

WPG Holdings Ltd.	12,000	21,076

Yageo Corp.	1,000	15,781

Total Electronic Equipment, Instruments & Components		519,251

Financial Services – 0.2%

Yuanta Financial Holding Co. Ltd.	54,000	40,052

Food Products – 0.3%

Uni-President Enterprises Corp.	24,000	58,797

Industrial Conglomerates – 0.1%

Far Eastern New Century Corp.	18,000	19,332

Insurance – 1.1%

Cathay Financial Holding Co. Ltd.	42,101	58,330

China Development Financial Holding Corp.*	77,000	30,657

Fubon Financial Holding Co. Ltd.	35,250	68,815

Shin Kong Financial Holding Co. Ltd.*	66,000	18,860

Total Insurance		176,662

Leisure Products – 0.2%

Giant Manufacturing Co. Ltd.	1,036	7,651

Merida Industry Co. Ltd.	3,000	21,384

Total Leisure Products		29,035

Machinery – 0.0%

Hiwin Technologies Corp.	1,000	7,626

Marine Transportation – 0.1%

Evergreen Marine Corp. Taiwan Ltd.	2,000	6,004

Wan Hai Lines Ltd.	4,000	7,578

Total Marine Transportation		13,582

Metals & Mining – 0.1%

TA Chen Stainless Pipe	11,000	16,741

Oil, Gas & Consumable Fuels – 0.2%

Formosa Petrochemical Corp.	10,000	27,067

Passenger Airlines – 0.1%

Eva Airways Corp.	12,000	15,335

Real Estate Management & Development – 0.1%

Highwealth Construction Corp.	6,100	8,354

Ruentex Development Co. Ltd.	11,500	13,274

Total Real Estate Management & Development		21,628

Semiconductors & Semiconductor Equipment – 12.6%

ASE Technology Holding Co. Ltd.	17,000	60,316

King Yuan Electronics Co. Ltd.	6,000	10,981

Macronix International Co. Ltd.	6,000	6,300

MediaTek, Inc.	7,000	154,634

Nanya Technology Corp.	6,000	13,640

Novatek Microelectronics Corp.	2,000	27,388

Powerchip Semiconductor Manufacturing Corp.	11,000	10,931

Realtek Semiconductor Corp.	3,000	37,326

Taiwan Semiconductor Manufacturing Co. Ltd.	89,000	1,646,005

United Microelectronics Corp.	53,000	82,535

Winbond Electronics Corp.*	12,000	10,576

Total Semiconductors & Semiconductor Equipment		2,060,632

Specialty Retail – 0.2%

Hotai Motor Co. Ltd.	1,000	26,136

Technology Hardware, Storage & Peripherals – 2.2%

Acer, Inc.	17,000	17,112

Advantech Co. Ltd.	3,000	39,445

Asustek Computer, Inc.	4,000	40,392

Catcher Technology Co. Ltd.	3,000	16,905

Compal Electronics, Inc.	18,000	16,905

Inventec Corp.	12,000	16,645

Lite-On Technology Corp., ADR	11,000	36,556

Pegatron Corp.	11,000	26,419

Qisda Corp.	12,000	17,685

Quanta Computer, Inc.	18,000	87,849

Wistron Corp.	18,000	52,478

Total Technology Hardware, Storage & Peripherals		368,391

See Notes to Financial Statements.

WisdomTree Trust	65

Schedule of Investments (continued)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

Investments	Shares	Value

Textiles, Apparel & Luxury Goods – 0.4%

Eclat Textile Co. Ltd.	1,000	$16,038

Feng TAY Enterprise Co. Ltd.	3,000	18,928

Makalot Industrial Co. Ltd.	2,000	19,393

Pou Chen Corp.	12,000	12,137

Total Textiles, Apparel & Luxury Goods		66,496

Wireless Telecommunication Services – 0.3%

Far EasTone Telecommunications Co. Ltd.	7,000	17,666

Taiwan Mobile Co. Ltd.	10,000	30,696

Total Wireless Telecommunication Services		48,362
Total Taiwan		4,022,131

Thailand – 2.9%

Banks – 0.3%

Bangkok Bank PCL, NVDR	2,900	13,046

Bank of Ayudhya PCL, NVDR	7,800	6,765

Kasikornbank PCL, NVDR	6,600	24,107

TMBThanachart Bank PCL, NVDR	242,200	10,588

Total Banks		54,506

Beverages – 0.1%

Carabao Group PCL, NVDR	3,000	5,542

Osotspa PCL, NVDR	9,000	7,552

Total Beverages		13,094

Broadline Retail – 0.1%

Central Retail Corp. PCL, NVDR	17,400	19,140

Chemicals – 0.1%

Indorama Ventures PCL, NVDR	12,600	12,172

Consumer Staples Distribution & Retail – 0.4%

CP ALL PCL, NVDR	36,600	64,518

Containers & Packaging – 0.0%

SCG Packaging PCL, NVDR	7,700	8,090

Diversified Telecommunication Services – 0.1%

True Corp. PCL, NVDR	51,596	9,532

Electronic Equipment, Instruments & Components – 0.4%

Delta Electronics Thailand PCL, NVDR	25,000	64,871

Food Products – 0.1%

Charoen Pokphand Foods PCL, NVDR	19,800	11,001

Thai Union Group PCL, NVDR	13,800	5,021

Total Food Products		16,022

Ground Transportation – 0.0%

BTS Group Holdings PCL, NVDR	37,200	7,817

Health Care Providers & Services – 0.2%

Bangkok Dusit Medical Services PCL, NVDR	24,500	19,176

Bumrungrad Hospital PCL, NVDR	1,800	11,473

Total Health Care Providers & Services		30,649

Hotels, Restaurants & Leisure – 0.1%

Asset World Corp. PCL, NVDR	46,200	6,437

Minor International PCL, NVDR	16,800	16,229

Total Hotels, Restaurants & Leisure		22,666

Independent Power & Renewable Electricity Producers – 0.4%

Energy Absolute PCL, NVDR	10,200	16,398

Gulf Energy Development PCL, NVDR	34,100	44,963

Total Independent Power & Renewable Electricity Producers		61,361

Real Estate Management & Development – 0.1%

Central Pattana PCL, NVDR	9,000	16,627

Specialty Retail – 0.1%

Home Product Center PCL, NVDR	24,000	9,477

Transportation Infrastructure – 0.1%

Bangkok Expressway & Metro PCL, NVDR	45,000	10,852

Wireless Telecommunication Services – 0.3%

Advanced Info Service PCL, NVDR	6,600	39,836

Intouch Holdings PCL, NVDR	7,100	14,819

Total Wireless Telecommunication Services		54,655
Total Thailand		476,049

Turkey – 0.7%

Automobiles – 0.1%

Ford Otomotiv Sanayi AS	378	11,034

Banks – 0.2%

Akbank TAS	14,976	11,604

Turkiye Is Bankasi AS, Class C	17,095	9,220

Yapi ve Kredi Bankasi AS	10,724	5,339

Total Banks		26,163

Chemicals – 0.0%

Hektas Ticaret TAS*	4,898	5,685

Consumer Staples Distribution & Retail – 0.1%

BIM Birlesik Magazalar AS	2,151	14,068

Industrial Conglomerates – 0.2%

Enka Insaat ve Sanayi AS	8,829	9,923

KOC Holding AS	5,149	20,482

Turkiye Sise ve Cam Fabrikalari AS	6,275	10,701

Total Industrial Conglomerates		41,106

Oil, Gas & Consumable Fuels – 0.1%

Turkiye Petrol Rafinerileri AS	3,956	12,034

Wireless Telecommunication Services – 0.0%

Turkcell Iletisim Hizmetleri AS	5,689	7,921
Total Turkey		118,011

TOTAL INVESTMENTS IN SECURITIES – 99.7% (Cost: $14,856,232)		16,354,447

Other Assets less Liabilities – 0.3%		50,890

NET ASSETS – 100.0%		$16,405,337
*	Non-income producing security.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

See Notes to Financial Statements.

66	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree Emerging Markets ex-China Fund (XC)

June 30, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$16,354,447	$—	$—	$16,354,447
Total Investments in Securities	$16,354,447	$—	$—	$16,354,447

See Notes to Financial Statements.

WisdomTree Trust	67

Schedule of Investments

WisdomTree International ESG Fund (RESD)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.0%

Australia – 7.3%

ANZ Group Holdings Ltd.	5,520	$87,120

Aristocrat Leisure Ltd.	956	24,602

BlueScope Steel Ltd.	1,995	27,290

Brambles Ltd.	8,257	79,201

Cochlear Ltd.	73	11,131

Commonwealth Bank of Australia	1,063	70,950

CSL Ltd.	299	55,207

Insurance Australia Group Ltd.	3,239	12,289

Lottery Corp. Ltd.	3,478	11,877

Medibank Pvt Ltd.	4,533	10,621

National Australia Bank Ltd.	5,058	88,784

Qantas Airways Ltd.*	4,568	18,852

QBE Insurance Group Ltd.	5,641	58,840

Sonic Healthcare Ltd.	940	22,257

Suncorp Group Ltd.	1,240	11,135

Telstra Group Ltd.	21,450	61,396

Transurban Group	6,841	64,890

Wesfarmers Ltd.	491	16,126

Westpac Banking Corp.(a)	5,540	78,695

Total Australia		811,263

Belgium – 0.6%

Ageas SA/NV	312	12,632

KBC Group NV	201	14,017

UCB SA	191	16,921

Umicore SA	723	20,185

Total Belgium		63,755

China – 0.4%

BOC Hong Kong Holdings Ltd.	5,500	16,809

SITC International Holdings Co. Ltd.	7,000	12,773

Wilmar International Ltd.	6,200	17,409

Total China		46,991

Denmark – 3.7%

AP Moller – Maersk A/S, Class B	10	17,546

Chr Hansen Holding A/S	437	30,325

DSV A/S	62	13,018

Novo Nordisk A/S, Class B	1,909	307,516

Novozymes A/S, Class B	717	33,398

Rockwool A/S, Class B	46	11,883

Total Denmark		413,686

Finland – 0.6%

Elisa Oyj	228	12,174

Nokia Oyj	3,960	16,571

Nordea Bank Abp	1,303	14,150

Orion Oyj, Class B	628	26,049

Total Finland		68,944

France – 8.5%

AXA SA	1,538	45,347

Bouygues SA	1,684	56,514

Bureau Veritas SA	517	14,169

Capgemini SE	186	35,218

Danone SA	990	60,636

Edenred	1,252	83,786

EssilorLuxottica SA	250	47,077

Getlink SE	3,745	63,657

Ipsen SA	378	45,446

Kering SA	82	45,232

Klepierre SA	723	17,921

La Francaise des Jeux SAEM(b)	1,112	43,723

Legrand SA	159	15,751

Orange SA	6,636	77,481

Pernod Ricard SA	330	72,870

Sanofi	1,150	123,207

Sodexo SA	785	86,372

Teleperformance	83	13,895

Total France		948,302

Germany – 8.6%

Allianz SE, Registered Shares	287	66,757

Bayer AG, Registered Shares	930	51,411

Bayerische Motoren Werke AG	779	95,629

Beiersdorf AG	384	50,797

Brenntag SE	158	12,308

Commerzbank AG	1,083	11,993

Deutsche Boerse AG	124	22,876

Deutsche Post AG, Registered Shares	2,021	98,626

Deutsche Telekom AG, Registered Shares	1,433	31,231

Evonik Industries AG	921	17,514

Fresenius Medical Care AG & Co. KGaA	278	13,275

GEA Group AG	917	38,327

Hannover Rueck SE	48	10,178

Heidelberg Materials AG	811	66,537

Merck KGaA	319	52,744

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	323	121,082

Puma SE	258	15,515

SAP SE	1,305	178,169

Total Germany		954,969

Hong Kong – 1.2%

CK Asset Holdings Ltd.	2,000	11,076

Hang Seng Bank Ltd.	1,000	14,228

Hong Kong Exchanges & Clearing Ltd.	600	22,602

MTR Corp. Ltd.	11,500	52,829

Sino Land Co. Ltd.	10,000	12,289

Swire Properties Ltd.	5,200	12,780

WH Group Ltd.(b)	11,000	5,825

Total Hong Kong		131,629

Ireland – 0.9%

AIB Group PLC	2,538	10,661

CRH PLC	1,540	84,847

Kingspan Group PLC	161	10,697

Total Ireland		106,205

Israel – 0.3%

Check Point Software Technologies Ltd.*	234	29,395

See Notes to Financial Statements.

68	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2023

Investments	Shares	Value

Italy – 1.9%

Amplifon SpA	363	$13,303

Assicurazioni Generali SpA	884	17,958

Ferrari NV	30	9,803

Mediobanca Banca di Credito Finanziario SpA	976	11,670

Moncler SpA	165	11,402

Poste Italiane SpA(b)	4,679	50,619

Terna – Rete Elettrica Nazionale	9,036	76,954

UniCredit SpA	1,059	24,569

Total Italy		216,278

Japan – 23.9%

Advantest Corp.	100	13,249

AGC, Inc.(a)	900	32,149

Ajinomoto Co., Inc.	2,100	83,166

Asahi Group Holdings Ltd.	1,000	38,565

Astellas Pharma, Inc.	3,000	44,605

Bridgestone Corp.	300	12,230

Canon, Inc.	2,300	60,311

Chugai Pharmaceutical Co. Ltd.	600	16,962

Dai Nippon Printing Co. Ltd.	1,600	45,143

Dai-ichi Life Holdings, Inc.	2,300	43,570

Daito Trust Construction Co. Ltd.	100	10,091

Daiwa House Industry Co. Ltd.	500	13,118

Daiwa Securities Group, Inc.	8,200	42,000

Dentsu Group, Inc.(a)	400	13,043

Disco Corp.	100	15,643

Fast Retailing Co. Ltd.	400	101,622

Fuji Electric Co. Ltd.	900	39,167

FUJIFILM Holdings Corp.	200	11,819

Fujitsu Ltd.	600	77,192

Hakuhodo DY Holdings, Inc.	1,100	11,507

Hirose Electric Co. Ltd.	100	13,198

Honda Motor Co. Ltd.	1,900	57,065

Hulic Co. Ltd.	1,400	11,924

Ibiden Co. Ltd.	900	50,438

Isuzu Motors Ltd.	800	9,631

Itochu Techno-Solutions Corp.	600	15,094

Kajima Corp.	1,500	22,520

Kao Corp.	800	28,859

KDDI Corp.	1,700	52,340

Kirin Holdings Co. Ltd.	1,200	17,448

Kyowa Kirin Co. Ltd.	900	16,588

Mazda Motor Corp.	5,500	53,027

McDonald’s Holdings Co. Japan Ltd.	500	19,407

MEIJI Holdings Co. Ltd.	500	11,132

Mitsubishi Chemical Group Corp.	3,200	19,111

Mitsui Chemicals, Inc.	1,100	32,185

Mitsui Fudosan Co. Ltd.	600	11,875

Mizuho Financial Group, Inc.	3,700	56,293

MS&AD Insurance Group Holdings, Inc.	1,500	52,887

NGK Insulators Ltd.	1,000	11,859

Nippon Express Holdings, Inc.	200	11,214

Nippon Telegraph & Telephone Corp.	60,000	70,779

Nissin Foods Holdings Co. Ltd.	100	8,240

Nitto Denko Corp.	600	44,128

Nomura Holdings, Inc.(a)	10,400	39,374

Nomura Real Estate Holdings, Inc.	500	11,810

Nomura Research Institute Ltd.	1,600	43,848

Obayashi Corp.	5,900	50,781

Ono Pharmaceutical Co. Ltd.	800	14,424

Oracle Corp.	100	7,396

Otsuka Corp.	200	7,731

Otsuka Holdings Co. Ltd.	300	10,941

Panasonic Holdings Corp.	2,900	35,183

Renesas Electronics Corp.*	1,400	26,167

SCSK Corp.	2,300	35,956

Secom Co. Ltd.	700	47,167

Seiko Epson Corp.	1,600	24,786

Sekisui Chemical Co. Ltd.	1,900	27,238

Sekisui House Ltd.	2,100	42,215

SG Holdings Co. Ltd.	1,100	15,583

Shimizu Corp.	2,100	13,226

Shin-Etsu Chemical Co. Ltd.	1,500	49,483

Shionogi & Co. Ltd.	300	12,599

SoftBank Corp.	1,200	12,786

Sompo Holdings, Inc.	900	40,219

SUMCO Corp.	1,200	16,837

Sumitomo Electric Industries Ltd.	1,300	15,803

Sumitomo Mitsui Financial Group, Inc.(a)	1,700	72,441

Sumitomo Mitsui Trust Holdings, Inc.	900	31,838

Suntory Beverage & Food Ltd.	800	28,848

Sysmex Corp.	200	13,564

Taisei Corp.	600	20,843

Takeda Pharmaceutical Co. Ltd.	700	21,925

TDK Corp.	900	34,665

TIS, Inc.	800	19,876

Toho Co. Ltd.	300	11,356

Tokio Marine Holdings, Inc.	3,200	73,394

Tokyo Electron Ltd.	800	113,799

Tokyo Gas Co. Ltd.	2,600	56,539

Toshiba Corp.	1,000	31,252

TOTO Ltd.	1,100	32,916

Yakult Honsha Co. Ltd.	200	12,599

Yamaha Motor Co. Ltd.	1,600	45,630

Yamato Holdings Co. Ltd.	800	14,408

Yokogawa Electric Corp.	500	9,169

Total Japan		2,669,009

Jordan – 0.1%

Hikma Pharmaceuticals PLC	586	14,084

Netherlands – 3.9%

ABN AMRO Bank NV, CVA(b)	3,140	48,748

Akzo Nobel NV	540	44,021

Heineken Holding NV	609	52,921

Heineken NV	576	59,184

IMCD NV	75	10,776

Koninklijke KPN NV	20,019	71,398

See Notes to Financial Statements.

WisdomTree Trust	69

Schedule of Investments (continued)

WisdomTree International ESG Fund (RESD)

June 30, 2023

Investments	Shares	Value

OCI NV*	355	$8,509

QIAGEN NV*	215	9,650

Randstad NV	800	42,165

Wolters Kluwer NV	677	85,900

Total Netherlands		433,272

Norway – 0.4%

Telenor ASA	3,187	32,365

Yara International ASA	404	14,292

Total Norway		46,657

Singapore – 1.6%

CapitaLand Ascendas REIT	6,100	12,260

DBS Group Holdings Ltd.	2,300	53,551

Genting Singapore Ltd.	51,000	35,423

Oversea-Chinese Banking Corp. Ltd.	1,800	16,333

Singapore Telecommunications Ltd.	30,800	56,896

Total Singapore		174,463

Spain – 5.0%

Acciona SA(a)	296	50,184

Banco Bilbao Vizcaya Argentaria SA	15,103	115,869

Banco Santander SA	10,734	39,641

Corp. ACCIONA Energias Renovables SA(a)	1,503	50,210

Iberdrola SA	9,690	126,333

Industria de Diseno Textil SA	3,051	118,033

Redeia Corp. SA(a)	2,290	38,438

Telefonica SA	4,426	17,944

Total Spain		556,652

Sweden – 2.1%

Alfa Laval AB	271	9,860

Assa Abloy AB, Class B	448	10,742

Atlas Copco AB, Class A	722	10,388

Essity AB, Class B	1,164	30,939

H & M Hennes & Mauritz AB, Class B	906	15,533

Industrivarden AB, Class A	437	12,089

Sandvik AB	692	13,467

Skandinaviska Enskilda Banken AB, Class A	1,057	11,660

Svenska Handelsbanken AB, Class A	4,699	39,301

Swedbank AB, Class A	2,393	40,288

Swedish Orphan Biovitrum AB*	567	11,045

Telia Co. AB	5,629	12,325

Volvo Car AB, Class B*(a)	3,223	12,777

Total Sweden		230,414

Switzerland – 12.3%

ABB Ltd., Registered Shares	2,515	98,896

Clariant AG, Registered Shares*	1,112	16,059

Coca-Cola HBC AG*	1,742	51,935

Geberit AG, Registered Shares	27	14,127

Givaudan SA, Registered Shares	18	59,655

Holcim AG, Registered Shares*	697	46,900

Julius Baer Group Ltd.	188	11,839

Kuehne & Nagel International AG, Registered Shares	202	59,766

Nestle SA, Registered Shares	2,615	314,507

Novartis AG, Registered Shares	1,985	199,687

Roche Holding AG	553	169,055

SIG Group AG*	415	11,448

Sonova Holding AG, Registered Shares	72	19,170

STMicroelectronics NV	1,767	87,840

Swiss Life Holding AG, Registered Shares	20	11,692

Swiss Re AG	233	23,450

Swisscom AG, Registered Shares	117	72,948

Zurich Insurance Group AG	216	102,586

Total Switzerland		1,371,560

United Kingdom – 15.1%

Anglo American PLC	1,201	34,095

AstraZeneca PLC	1,182	169,449

Barratt Developments PLC	10,733	56,424

Berkeley Group Holdings PLC	288	14,364

Bunzl PLC	1,501	57,230

Burberry Group PLC	452	12,183

CNH Industrial NV	4,553	65,593

Compass Group PLC	443	12,402

Diageo PLC	2,344	100,696

HSBC Holdings PLC	21,074	166,569

Informa PLC	1,371	12,654

Kingfisher PLC	16,000	47,131

Legal & General Group PLC	4,477	12,937

Lloyds Banking Group PLC	33,308	18,459

London Stock Exchange Group PLC	790	84,025

National Grid PLC	6,890	91,144

Next PLC	548	48,072

Pearson PLC	4,925	51,469

Reckitt Benckiser Group PLC	978	73,509

RELX PLC	3,605	120,126

Smith & Nephew PLC	1,003	16,169

SSE PLC	3,103	72,627

Standard Chartered PLC	8,435	73,244

Taylor Wimpey PLC	40,220	52,540

Unilever PLC	2,884	150,238

Vodafone Group PLC	15,493	14,570

Whitbread PLC	898	38,657

WPP PLC	1,176	12,311

Total United Kingdom		1,678,887

United States – 0.6%

GSK PLC	2,467	43,559

Stellantis NV	1,096	19,239

Total United States		62,798
TOTAL COMMON STOCKS (Cost: $10,092,744)		11,029,213

PREFERRED STOCK – 0.4%

Germany – 0.4%

Henkel AG & Co. KGaA (Cost: $47,395)	622	49,714

See Notes to Financial Statements.

70	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree International ESG Fund (RESD)

June 30, 2023

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.2%

United States – 2.2%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(c)
(Cost: $241,353)	241,353	$241,353

TOTAL INVESTMENTS IN SECURITIES – 101.6% (Cost: $10,381,492)		11,320,280

Other Assets less Liabilities – (1.6)%		(176,079)

NET ASSETS – 100.0%		$11,144,201
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $332,375 and the total market value of the collateral held by the Fund was $349,692. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $108,339.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$11,029,213	$—	$—	$11,029,213
Preferred Stock	49,714	—	—	49,714
Investment of Cash Collateral for Securities Loaned	—	241,353	—	241,353
Total Investments in Securities	$11,078,927	$241,353	$—	$11,320,280

See Notes to Financial Statements.

WisdomTree Trust	71

Schedule of Investments

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 98.3%

Canada – 0.2%

Barrick North America Finance LLC 5.75%, 5/1/43	$8,000	$8,257

Canadian Pacific Railway Co. 4.70%, 5/1/48	7,000	6,399

Total Canada		14,656

Germany – 1.1%

Deutsche Bank AG 4.10%, 1/13/26	100,000	93,561

Switzerland – 0.2%

Novartis Capital Corp. 3.00%, 11/20/25	17,000	16,275

United Kingdom – 1.3%

BAT Capital Corp. 4.70%, 4/2/27	36,000	34,919
2.26%, 3/25/28	21,000	18,010
4.39%, 8/15/37	6,000	4,804
4.54%, 8/15/47	24,000	17,752
4.76%, 9/6/49	7,000	5,293

GlaxoSmithKline Capital, Inc. 6.38%, 5/15/38	5,000	5,716

RELX Capital, Inc. 4.00%, 3/18/29	5,000	4,792

Reynolds American, Inc. 5.85%, 8/15/45	30,000	26,819

Total United Kingdom		118,105

United States – 95.5%

3M Co. 3.38%, 3/1/29	7,000	6,430
3.13%, 9/19/46	9,000	6,349

Abbott Laboratories 2.95%, 3/15/25	15,000	14,527

AbbVie, Inc. 2.60%, 11/21/24	9,000	8,637
3.80%, 3/15/25	53,000	51,561
3.60%, 5/14/25	13,000	12,571
4.25%, 11/14/28	54,000	52,446
3.20%, 11/21/29	7,000	6,331
4.50%, 5/14/35	14,000	13,294
4.88%, 11/14/48	8,000	7,575
4.25%, 11/21/49	10,000	8,629

Aetna, Inc. 6.63%, 6/15/36	6,000	6,619

Alexandria Real Estate Equities, Inc. 3.95%, 1/15/28	20,000	18,684
1.88%, 2/1/33	12,000	8,799

Allstate Corp. 3.85%, 8/10/49	11,000	8,584

Ally Financial, Inc. 7.10%, 11/15/27(a)	77,000	77,734
2.20%, 11/2/28	6,000	4,806

Altria Group, Inc. 4.80%, 2/14/29	18,000	17,524
5.80%, 2/14/39	19,000	18,613
5.95%, 2/14/49(a)	20,000	18,974

Amazon.com, Inc. 4.25%, 8/22/57	7,000	6,338
2.70%, 6/3/60	9,000	5,790

Amcor Finance USA, Inc. 3.63%, 4/28/26	6,000	5,678

Ameren Corp. 3.50%, 1/15/31	14,000	12,538

American Electric Power Co., Inc. 4.30%, 12/1/28, Series J	9,000	8,610

American Express Co. 3.63%, 12/5/24	9,000	8,746

American Honda Finance Corp. 1.30%, 9/9/26	49,000	43,651

American International Group, Inc. 2.50%, 6/30/25	16,000	15,095
4.38%, 6/30/50	10,000	8,467

American Water Capital Corp. 4.30%, 12/1/42	10,000	8,877

AmerisourceBergen Corp. 2.80%, 5/15/30	15,000	13,028

Amgen, Inc. 5.15%, 3/2/28	26,000	25,989
5.25%, 3/2/33	26,000	26,039
4.66%, 6/15/51	70,000	62,817
5.65%, 3/2/53	9,000	9,129

Amphenol Corp. 2.80%, 2/15/30	20,000	17,578

Aon Corp. / Aon Global Holdings PLC 2.05%, 8/23/31	11,000	8,789

Apple, Inc. 1.65%, 2/8/31	6,000	4,978
3.85%, 5/4/43	7,000	6,246
4.65%, 2/23/46	9,000	8,885

Arizona Public Service Co. 6.35%, 12/15/32	9,000	9,553

Atmos Energy Corp. 1.50%, 1/15/31	9,000	7,106

AutoNation, Inc. 3.50%, 11/15/24	21,000	20,280

AutoZone, Inc. 1.65%, 1/15/31	15,000	11,715

Bank of America Corp. 4.20%, 8/26/24	9,000	8,834
4.45%, 3/3/26	24,000	23,375
1.73%, 7/22/27, (1.734% fixed rate until 7/22/26; Secured Overnight Financing Rate + 0.96% thereafter)(b)	32,000	28,575
3.25%, 10/21/27	10,000	9,327
3.42%, 12/20/28, (3.419% fixed rate until 12/20/27; 3-month Secured Overnight Financing Rate + 1.302% thereafter)(b)	38,000	34,973
3.19%, 7/23/30, (3.194% fixed rate until 7/23/29; 3-month Secured Overnight Financing Rate + 1.442% thereafter)(b)	158,000	139,711
2.50%, 2/13/31, (2.496% fixed rate until 2/13/30; 3-month Secured Overnight Financing Rate + 1.252% thereafter)(b)	27,000	22,614

See Notes to Financial Statements.

72	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value
2.59%, 4/29/31, (2.592% fixed rate until 4/29/30; Secured Overnight Financing Rate + 2.15% thereafter)(b)	$140,000	$117,832
1.90%, 7/23/31, (1.898% fixed rate until 7/23/30; Secured Overnight Financing Rate + 1.53% thereafter)(b)	48,000	38,242
4.57%, 4/27/33, (4.571% fixed rate until 4/27/32; Secured Overnight Financing Rate + 1.83% thereafter)(b)	10,000	9,419
5.02%, 7/22/33, (5.015% fixed rate until 7/22/32; Secured Overnight Financing Rate + 2.16% thereafter)(b)	2,000	1,958
3.85%, 3/8/37, (3.846% fixed rate until 3/8/32; 5-year Constant Maturity Treasury Rate + 2.00% thereafter)(b)	5,000	4,282

Bank of New York Mellon Corp. 2.45%, 8/17/26	10,000	9,235
3.30%, 8/23/29	20,000	17,985

Becton Dickinson and Co. 3.79%, 5/20/50	25,000	19,906

Berkshire Hathaway Energy Co. 6.13%, 4/1/36	15,000	15,695

Berkshire Hathaway Finance Corp. 3.85%, 3/15/52	5,000	4,142

Biogen, Inc. 3.15%, 5/1/50(a)	13,000	8,907

Booking Holdings, Inc. 3.55%, 3/15/28	5,000	4,708

BorgWarner, Inc. 4.38%, 3/15/45	9,000	7,261

Boston Scientific Corp. 4.70%, 3/1/49	10,000	9,424

Brighthouse Financial, Inc. 5.63%, 5/15/30	9,000	8,744
4.70%, 6/22/47	4,000	3,060

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	11,000	10,499

Broadcom, Inc. 2.45%, 2/15/31(c)	26,000	21,155
4.30%, 11/15/32	18,000	16,504
3.42%, 4/15/33(c)	116,000	97,237
3.47%, 4/15/34(c)	21,000	17,237

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	136,000	128,281

Brown & Brown, Inc. 4.20%, 3/17/32	11,000	9,908

Burlington Northern Santa Fe LLC 5.05%, 3/1/41	6,000	5,926
5.40%, 6/1/41	25,000	25,592

Campbell Soup Co. 2.38%, 4/24/30	20,000	16,874

Capital One Financial Corp. 3.75%, 7/28/26	42,000	39,152
3.80%, 1/31/28	17,000	15,678

Carrier Global Corp. 3.38%, 4/5/40	17,000	13,071

Celanese U.S. Holdings LLC 5.90%, 7/5/24	10,000	9,981
6.05%, 3/15/25	15,000	14,946
6.17%, 7/15/27	10,000	9,982

CF Industries, Inc. 4.95%, 6/1/43	10,000	8,667

Charles Schwab Corp. 1.15%, 5/13/26	132,000	116,877

Chubb Corp. 6.50%, 5/15/38, Series 1	7,000	7,875

Cigna Group 4.50%, 2/25/26	62,000	60,762
4.38%, 10/15/28	14,000	13,567
5.40%, 3/15/33	20,000	20,341
4.90%, 12/15/48	10,000	9,332
3.40%, 3/15/51(a)	12,000	8,766

Cisco Systems, Inc. 5.50%, 1/15/40	6,000	6,387

Citigroup, Inc. 5.50%, 9/13/25	21,000	20,900
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(b)	45,000	42,985
4.30%, 11/20/26	17,000	16,302
4.45%, 9/29/27	21,000	20,071
3.89%, 1/10/28, (3.887% fixed rate until 1/10/27; 3-month Secured Overnight Financing Rate + 1.825% thereafter)(b)	12,000	11,379
4.08%, 4/23/29, (4.075% fixed rate until 4/23/28; 3-month Secured Overnight Financing Rate + 1.454% thereafter)(b)	37,000	34,865
4.41%, 3/31/31, (4.412% fixed rate until 3/31/30; Secured Overnight Financing Rate + 3.914% thereafter)(b)	27,000	25,443
2.56%, 5/1/32, (2.561% fixed rate until 5/1/31; Secured Overnight Financing Rate + 1.167% thereafter)(b)	22,000	17,984
6.63%, 6/15/32	19,000	20,135
3.06%, 1/25/33, (3.057% fixed rate until 1/25/32; Secured Overnight Financing Rate + 1.351% thereafter)(b)	27,000	22,535
3.79%, 3/17/33, (3.785% fixed rate until 3/17/32; Secured Overnight Financing Rate + 1.939% thereafter)(b)	49,000	43,377
6.27%, 11/17/33, (6.27% fixed rate until 11/17/32; Secured Overnight Financing Rate + 2.338% thereafter)(b)	25,000	26,555

Citizens Financial Group, Inc. 3.25%, 4/30/30	108,000	89,156

Clorox Co. 4.60%, 5/1/32	9,000	8,808

CNA Financial Corp. 4.50%, 3/1/26	9,000	8,742

Coca-Cola Co. 2.25%, 1/5/32(a)	5,000	4,268
3.00%, 3/5/51	16,000	12,238

See Notes to Financial Statements.

WisdomTree Trust	73

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value

Comcast Corp. 3.38%, 8/15/25	$45,000	$43,465
3.15%, 2/15/28	47,000	43,922
4.15%, 10/15/28	9,000	8,731
4.25%, 10/15/30	12,000	11,574
1.50%, 2/15/31	51,000	40,619
4.25%, 1/15/33	21,000	20,001
2.94%, 11/1/56	35,000	22,832

Commonwealth Edison Co. 3.65%, 6/15/46	30,000	23,545

Conagra Brands, Inc. 7.00%, 10/1/28	9,000	9,605

Connecticut Light & Power Co. 4.30%, 4/15/44	31,000	27,055

ConocoPhillips 4.03%, 3/15/62	11,000	8,996

Consolidated Edison Co. of New York, Inc. 6.75%, 4/1/38, Series 08-B	17,000	19,076
4.50%, 5/15/58	21,000	17,687
3.60%, 6/15/61	6,000	4,360

Continental Resources, Inc. 4.38%, 1/15/28	40,000	37,573

Corebridge Financial, Inc.
6.88%, 12/15/52, (6.88% fixed rate until 12/15/51; 5-year Constant Maturity Treasury Rate + 3.846% thereafter)(b)	27,000	25,901

Corning, Inc. 5.45%, 11/15/79	11,000	10,046

CSX Corp. 6.00%, 10/1/36	7,000	7,393
4.25%, 11/1/66	8,000	6,662

CubeSmart LP 2.50%, 2/15/32	11,000	8,751

CVS Health Corp. 3.38%, 8/12/24	8,000	7,800
3.88%, 7/20/25	22,000	21,397
4.30%, 3/25/28	9,000	8,689
4.78%, 3/25/38	88,000	81,198
5.13%, 7/20/45	7,000	6,487
5.05%, 3/25/48	14,000	12,923

Dell International LLC / EMC Corp. 6.02%, 6/15/26	24,000	24,366
5.30%, 10/1/29	14,000	13,912
3.38%, 12/15/41(c)	8,000	5,655

Devon Energy Corp. 4.50%, 1/15/30	47,000	44,308

Diamondback Energy, Inc. 6.25%, 3/15/33	25,000	25,916
4.25%, 3/15/52	6,000	4,636

Discover Financial Services 3.95%, 11/6/24	17,000	16,413

Dollar General Corp. 3.88%, 4/15/27	45,000	43,036

Dow Chemical Co. 2.10%, 11/15/30	29,000	23,999

DTE Electric Co. 3.00%, 3/1/32, Series A	10,000	8,621

Duke Energy Carolinas LLC 6.05%, 4/15/38	10,000	10,583

Duke Energy Corp. 2.65%, 9/1/26	15,000	13,879

Duke Energy Florida LLC 4.20%, 7/15/48	7,000	5,981

Duke Energy Progress LLC 3.70%, 10/15/46	58,000	45,332
4.00%, 4/1/52	10,000	8,148

Eastern Gas Transmission & Storage, Inc. 4.80%, 11/1/43	5,000	4,406

eBay, Inc. 4.00%, 7/15/42	17,000	13,595

Elevance Health, Inc. 3.65%, 12/1/27	17,000	16,082
4.65%, 1/15/43	8,000	7,328
4.55%, 5/15/52	10,000	8,946
5.13%, 2/15/53	18,000	17,457

Energy Transfer LP 6.63%, 10/15/36	20,000	20,566

Entergy Corp. 2.95%, 9/1/26	23,000	21,246

Entergy Louisiana LLC 4.00%, 3/15/33	24,000	21,872

Enterprise Products Operating LLC 2.80%, 1/31/30	21,000	18,429
4.85%, 3/15/44	19,000	17,575
4.80%, 2/1/49	20,000	18,345
4.20%, 1/31/50	22,000	18,504
3.95%, 1/31/60	10,000	7,725

ERP Operating LP 1.85%, 8/1/31	22,000	17,365

Essential Utilities, Inc. 4.28%, 5/1/49	11,000	8,952

Essex Portfolio LP 2.65%, 3/15/32	10,000	8,071

Evergy, Inc. 2.90%, 9/15/29	7,000	6,113

Exelon Corp. 4.45%, 4/15/46	7,000	5,978
4.10%, 3/15/52	5,000	4,072

Extra Space Storage LP 2.35%, 3/15/32	17,000	13,325

Exxon Mobil Corp. 2.02%, 8/16/24	6,000	5,785
2.71%, 3/6/25	9,000	8,648
4.33%, 3/19/50	19,000	17,289
3.45%, 4/15/51	6,000	4,690

FedEx Corp. 4.20%, 10/17/28	19,000	18,328

Fifth Third Bancorp 8.25%, 3/1/38	7,000	8,039

Fiserv, Inc. 2.75%, 7/1/24	19,000	18,440

Flex Ltd. 4.75%, 6/15/25	10,000	9,781

See Notes to Financial Statements.

74	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value

Fortune Brands Innovations, Inc. 4.00%, 3/25/32	$10,000	$8,924

Fox Corp. 3.50%, 4/8/30	31,000	27,953

General Dynamics Corp. 4.25%, 4/1/40	10,000	9,224

General Electric Co. 6.88%, 1/10/39, Series A	10,000	11,985

General Mills, Inc. 4.00%, 4/17/25	12,000	11,713
4.20%, 4/17/28	9,000	8,752

Georgia Power Co. 2.20%, 9/15/24, Series A	24,000	22,974
5.13%, 5/15/52	9,000	8,783

Gilead Sciences, Inc. 4.60%, 9/1/35	10,000	9,668
4.80%, 4/1/44	10,000	9,573
4.50%, 2/1/45	5,000	4,570
4.15%, 3/1/47	46,000	39,966

Global Payments, Inc. 2.90%, 5/15/30	18,000	15,266

Goldman Sachs Group, Inc. 3.50%, 4/1/25	45,000	43,230
1.54%, 9/10/27, (1.542% fixed rate until 9/10/26; Secured Overnight Financing Rate + 0.818% thereafter)(b)	50,000	43,987
4.22%, 5/1/29, (4.223% fixed rate until 5/1/28; 3-month Secured Overnight Financing Rate + 1.563% thereafter)(b)	46,000	43,501
3.10%, 2/24/33, (3.102% fixed rate until 2/24/32; Secured Overnight Financing Rate + 1.41% thereafter)(b)	53,000	44,800
6.75%, 10/1/37	40,000	43,041

Hartford Financial Services Group, Inc. 6.10%, 10/1/41	7,000	7,000

Hasbro, Inc. 3.50%, 9/15/27	10,000	9,325

HCA, Inc. 4.50%, 2/15/27	9,000	8,701
4.13%, 6/15/29	140,000	129,723
5.25%, 6/15/49	16,000	14,516

Healthpeak OP LLC 3.50%, 7/15/29	16,000	14,378

Home Depot, Inc. 4.88%, 2/15/44	9,000	8,782
4.40%, 3/15/45	8,000	7,311
4.50%, 12/6/48	9,000	8,357

Honeywell International, Inc. 5.70%, 3/15/37	17,000	18,182

HP, Inc. 2.65%, 6/17/31	22,000	17,742
6.00%, 9/15/41	12,000	12,147

Humana, Inc. 3.13%, 8/15/29	15,000	13,259

Huntington Bancshares, Inc. 2.55%, 2/4/30	10,000	8,025

Indiana Michigan Power Co. 4.55%, 3/15/46, Series K	40,000	35,774

Intel Corp. 2.00%, 8/12/31	6,000	4,903
4.75%, 3/25/50	34,000	30,841
4.90%, 8/5/52	30,000	27,777
4.95%, 3/25/60(a)	8,000	7,407

Intercontinental Exchange, Inc. 4.60%, 3/15/33	15,000	14,547
3.00%, 6/15/50	13,000	9,054

International Business Machines Corp. 3.50%, 5/15/29	175,000	161,831

International Paper Co. 5.00%, 9/15/35	11,000	10,583
4.80%, 6/15/44	3,000	2,662

Interpublic Group of Cos., Inc. 4.65%, 10/1/28	11,000	10,623

J.M. Smucker Co. 4.25%, 3/15/35	7,000	6,387

Jabil, Inc. 3.00%, 1/15/31	10,000	8,514

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 6.50%, 12/1/52(c)	20,000	18,998

Jefferies Financial Group, Inc. 4.85%, 1/15/27	25,000	24,520

Johnson & Johnson 4.38%, 12/5/33	6,000	6,055

Johnson Controls International PLC 3.90%, 2/14/26	22,000	21,170

JPMorgan Chase & Co.
4.08%, 4/26/26, (4.08% fixed rate until 4/26/25; Secured Overnight Financing Rate + 1.32% thereafter)(b)	133,000	129,325
3.63%, 12/1/27	25,000	23,483
4.32%, 4/26/28, (4.323% fixed rate until 4/26/27; Secured Overnight Financing Rate + 1.56% thereafter)(b)	23,000	22,219
4.57%, 6/14/30, (4.565% fixed rate until 6/14/29; Secured Overnight Financing Rate + 1.75% thereafter)(b)	84,000	80,799
4.49%, 3/24/31, (4.493% fixed rate until 3/24/30; 3-month Secured Overnight Financing Rate + 3.79% thereafter)(b)	23,000	22,106
2.58%, 4/22/32, (2.58% fixed rate until 4/22/31 ; 3-month Secured Overnight Financing Rate + 1.25% thereafter)(b)	26,000	21,604
4.91%, 7/25/33, (4.912% fixed rate until 7/25/32; Secured Overnight Financing Rate + 2.08% thereafter)(b)	3,000	2,935
5.72%, 9/14/33, (5.717% fixed rate until 9/14/32; Secured Overnight Financing Rate + 2.58% thereafter)(b)	34,000	34,510
6.40%, 5/15/38	11,000	12,284
2.53%, 11/19/41, (2.525% fixed rate until 11/19/40; 3-month Secured Overnight Financing Rate + 1.51% thereafter)(b)	12,000	8,275

Kellogg Co. 4.50%, 4/1/46	10,000	8,896

See Notes to Financial Statements.

WisdomTree Trust	75

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value

Keurig Dr. Pepper, Inc. 4.05%, 4/15/32	$7,000	$6,511
4.50%, 4/15/52	21,000	18,543

KeyCorp 2.55%, 10/1/29	10,000	7,576

Kilroy Realty LP 4.38%, 10/1/25	17,000	15,935

Kimberly-Clark Corp. 2.88%, 2/7/50(a)	7,000	5,057

Kimco Realty OP LLC 2.80%, 10/1/26	22,000	20,128

KLA Corp. 3.30%, 3/1/50	7,000	5,287

Kraft Heinz Foods Co. 6.50%, 2/9/40	62,000	67,037
4.38%, 6/1/46	10,000	8,546

Kroger Co. 5.15%, 8/1/43	2,000	1,852
4.45%, 2/1/47	8,000	6,998

L3Harris Technologies, Inc. 5.05%, 4/27/45	5,000	4,629

Laboratory Corp. of America Holdings 1.55%, 6/1/26	6,000	5,360

Lam Research Corp. 3.80%, 3/15/25	4,000	3,913

Lear Corp. 3.50%, 5/30/30	10,000	8,844

Leidos, Inc. 4.38%, 5/15/30	10,000	9,240

Life Storage LP 2.40%, 10/15/31	11,000	8,727

Lincoln National Corp. 3.80%, 3/1/28(a)	13,000	11,762

Lockheed Martin Corp. 4.50%, 5/15/36	10,000	9,663

Louisville Gas & Electric Co. 5.45%, 4/15/33, Series LOU	17,000	17,356

Lowe’s Cos., Inc. 4.05%, 5/3/47	28,000	22,604
4.45%, 4/1/62	20,000	16,161

LYB International Finance III LLC 4.20%, 5/1/50	10,000	7,663

Magellan Midstream Partners LP 5.15%, 10/15/43	48,000	41,011

Marathon Petroleum Corp. 6.50%, 3/1/41	17,000	17,529

Markel Group, Inc. 5.00%, 5/20/49	10,000	9,034

Marriott International, Inc. 5.75%, 5/1/25, Series EE	152,000	152,543

Marsh & McLennan Cos., Inc. 2.90%, 12/15/51	6,000	4,039

Martin Marietta Materials, Inc. 2.40%, 7/15/31	73,000	59,727

McDonald’s Corp. 6.30%, 3/1/38, Series I	8,000	8,844
4.60%, 5/26/45	5,000	4,570

Merck & Co., Inc. 4.00%, 3/7/49	6,000	5,316

MetLife, Inc. 4.60%, 5/13/46	16,000	14,398

Microchip Technology, Inc. 0.98%, 9/1/24	10,000	9,445

Micron Technology, Inc. 5.33%, 2/6/29	12,000	11,837
5.88%, 2/9/33	18,000	17,953

Microsoft Corp. 2.92%, 3/17/52	12,000	8,945

MidAmerican Energy Co. 3.65%, 8/1/48	5,000	3,866

Mondelez International, Inc. 2.75%, 4/13/30	9,000	7,897

Moody’s Corp. 5.25%, 7/15/44	10,000	9,847

Morgan Stanley 5.00%, 11/24/25	24,000	23,622
3.95%, 4/23/27	156,000	147,932
4.43%, 1/23/30, (4.431% fixed rate until 1/23/29; 3-month Secured Overnight Financing Rate + 1.90% thereafter)(b)	21,000	20,008
2.24%, 7/21/32, (2.239% fixed rate until 7/21/31; Secured Overnight Financing Rate + 1.178% thereafter)(b)	23,000	18,306
2.94%, 1/21/33, (2.943% fixed rate until 1/21/32; Secured Overnight Financing Rate + 1.29% thereafter)(b)	27,000	22,488
6.34%, 10/18/33, (6.342% fixed rate until 10/18/32; Secured Overnight Financing Rate + 2.56% thereafter)(b)	54,000	57,562
5.30%, 4/20/37, (5.297% fixed rate until 4/20/32; Secured Overnight Financing Rate + 2.62% thereafter)(b)	19,000	17,977

Mosaic Co. 5.45%, 11/15/33	10,000	9,762

Motorola Solutions, Inc. 4.60%, 5/23/29	11,000	10,670

Newmont Corp. 2.25%, 10/1/30	126,000	103,621

NextEra Energy Capital Holdings, Inc. 6.05%, 3/1/25	21,000	21,128
3.55%, 5/1/27	17,000	16,053
2.25%, 6/1/30	7,000	5,825
5.05%, 2/28/33	17,000	16,803
3.00%, 1/15/52	13,000	8,587
4.80%, 12/1/77, (4.80% fixed rate until 12/1/27; 3-month Secured Overnight Financing Rate + 2.409% thereafter)(b)	6,000	5,297

NIKE, Inc. 3.38%, 11/1/46	23,000	18,550

Norfolk Southern Corp. 3.70%, 3/15/53	28,000	21,710

Northrop Grumman Corp. 4.03%, 10/15/47	5,000	4,305
5.25%, 5/1/50	8,000	8,175

See Notes to Financial Statements.

76	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value

Nucor Corp. 2.70%, 6/1/30	$15,000	$13,045

O’Reilly Automotive, Inc. 3.60%, 9/1/27	6,000	5,683

Old Republic International Corp. 3.88%, 8/26/26	23,000	21,726

Omnicom Group, Inc. 4.20%, 6/1/30	135,000	126,688

Oracle Corp. 2.65%, 7/15/26	25,000	23,163
3.25%, 11/15/27	28,000	25,998
2.88%, 3/25/31	41,000	34,986
6.25%, 11/9/32	25,000	26,569
4.30%, 7/8/34	3,000	2,728
3.85%, 7/15/36	10,000	8,372
5.38%, 7/15/40	22,000	21,027
6.90%, 11/9/52	32,000	35,975
4.38%, 5/15/55	14,000	11,287
3.85%, 4/1/60	51,000	35,886
4.10%, 3/25/61	13,000	9,620

Otis Worldwide Corp. 3.11%, 2/15/40	31,000	23,996

Owens Corning 4.30%, 7/15/47	7,000	5,756

PacifiCorp 6.00%, 1/15/39	36,000	35,735

Paramount Global 7.88%, 7/30/30	29,000	30,659

Parker-Hannifin Corp. 4.45%, 11/21/44	6,000	5,370

PepsiCo, Inc. 1.95%, 10/21/31	6,000	4,968
2.75%, 10/21/51	6,000	4,329

Pfizer, Inc. 4.10%, 9/15/38	11,000	10,026

Philip Morris International, Inc. 2.75%, 2/25/26	15,000	14,113
3.13%, 8/17/27	10,000	9,363
3.13%, 3/2/28	8,000	7,376
3.88%, 8/21/42	54,000	42,942

Phillips 66 3.55%, 10/1/26	14,000	13,155
5.88%, 5/1/42	9,000	9,362

Pinnacle West Capital Corp. 1.30%, 6/15/25	5,000	4,555

PNC Financial Services Group, Inc. 2.55%, 1/22/30	64,000	54,122

PPL Capital Funding, Inc. 4.13%, 4/15/30	10,000	9,310

Progress Energy, Inc. 7.75%, 3/1/31	8,000	9,095

Prologis LP 2.25%, 1/15/32	22,000	17,791

Prudential Financial, Inc.
5.38%, 5/15/45, (5.375% fixed rate until 5/15/25; 3- month Secured Overnight Financing Rate + 3.031% thereafter)(b)	103,000	100,647
3.70%, 3/13/51	11,000	8,494

Public Service Co. of Colorado 4.50%, 6/1/52, Series 39	9,000	7,875

Public Service Enterprise Group, Inc. 0.80%, 8/15/25	15,000	13,579
5.85%, 11/15/27	17,000	17,383

QUALCOMM, Inc. 4.80%, 5/20/45	9,000	8,721

Quanta Services, Inc. 2.35%, 1/15/32	6,000	4,732

Quest Diagnostics, Inc. 2.95%, 6/30/30	6,000	5,282

Raytheon Technologies Corp. 1.90%, 9/1/31	8,000	6,396
4.15%, 5/15/45	56,000	47,876
4.63%, 11/16/48	12,000	11,212

Republic Services, Inc. 2.90%, 7/1/26	21,000	19,818

Revvity, Inc. 0.85%, 9/15/24	18,000	16,969

Roper Technologies, Inc. 4.20%, 9/15/28	12,000	11,555

Royalty Pharma PLC 3.55%, 9/2/50	10,000	6,772

S&P Global, Inc. 2.30%, 8/15/60	7,000	4,064

Salesforce, Inc. 2.90%, 7/15/51	25,000	17,628

San Diego Gas & Electric Co. 1.70%, 10/1/30, Series VVV	16,000	12,850

Sempra Energy 6.00%, 10/15/39	46,000	47,063

Sherwin-Williams Co. 3.80%, 8/15/49	7,000	5,422

Southern Co. 4.25%, 7/1/36	36,000	32,156
4.40%, 7/1/46	13,000	11,158

Southern Co. Gas Capital Corp. 5.15%, 9/15/32	7,000	6,967

Southwestern Electric Power Co. 3.25%, 11/1/51	13,000	8,763

Stanley Black & Decker, Inc. 4.25%, 11/15/28	14,000	13,344

Starbucks Corp. 4.00%, 11/15/28	9,000	8,642

State Street Corp.
3.03%, 11/1/34, (3.031% fixed rate until 11/1/29; Secured Overnight Financing Rate + 1.49% thereafter)(b)	10,000	8,524

Steel Dynamics, Inc. 5.00%, 12/15/26	132,000	129,962

Synchrony Financial 3.95%, 12/1/27	15,000	13,113

Target Corp. 2.50%, 4/15/26	6,000	5,683

TD SYNNEX Corp. 2.38%, 8/9/28	35,000	28,866

See Notes to Financial Statements.

WisdomTree Trust	77

Schedule of Investments (continued)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

Investments	Principal Amount	Value

Teledyne Technologies, Inc. 1.60%, 4/1/26	$9,000	$8,147

Toyota Motor Credit Corp. 1.90%, 9/12/31	32,000	25,844

Travelers Cos., Inc. 6.75%, 6/20/36	6,000	6,825

Truist Financial Corp.
1.89%, 6/7/29, (1.887% fixed rate until 6/7/28; Secured Overnight Financing Rate + 0.862% thereafter)(b)	13,000	10,823

Tyson Foods, Inc. 4.88%, 8/15/34	13,000	12,574

U.S. Bancorp 3.00%, 7/30/29	13,000	11,039

Union Pacific Corp. 3.84%, 3/20/60	7,000	5,582
2.97%, 9/16/62	6,000	3,927
3.80%, 4/6/71	21,000	16,162

United Parcel Service, Inc. 6.20%, 1/15/38	30,000	33,626

UnitedHealth Group, Inc. 3.75%, 7/15/25	12,000	11,683
3.38%, 4/15/27	134,000	127,521
4.63%, 7/15/35	26,000	25,479
3.50%, 8/15/39	8,000	6,723

Valero Energy Corp. 6.63%, 6/15/37	12,000	12,929

Valero Energy Partners LP 4.50%, 3/15/28	23,000	22,185

Verizon Communications, Inc. 4.33%, 9/21/28	8,000	7,714
4.02%, 12/3/29	8,000	7,475
4.50%, 8/10/33	11,000	10,394
4.40%, 11/1/34	25,000	23,095
4.81%, 3/15/39	12,000	11,241
3.85%, 11/1/42	9,000	7,285
4.00%, 3/22/50	8,000	6,505
2.99%, 10/30/56	62,000	39,452
3.00%, 11/20/60	44,000	27,592
3.70%, 3/22/61	10,000	7,291

VMware, Inc. 1.40%, 8/15/26	25,000	22,091

Walmart, Inc. 4.00%, 4/11/43	15,000	13,475

WEC Energy Group, Inc. 1.80%, 10/15/30	12,000	9,579

Wells Fargo & Co. 3.00%, 2/19/25	20,000	19,218
3.55%, 9/29/25	19,000	18,238
4.30%, 7/22/27	23,000	22,087
3.35%, 3/2/33, (3.35% fixed rate until 3/2/32; Secured Overnight Financing Rate + 1.50% thereafter)(b)	31,000	26,581
4.90%, 7/25/33, (4.897% fixed rate until 7/25/32; Secured Overnight Financing Rate + 2.10% thereafter)(b)	14,000	13,434
4.90%, 11/17/45	19,000	16,726

Westlake Corp. 3.38%, 8/15/61	7,000	4,293

Weyerhaeuser Co. 7.38%, 3/15/32	9,000	10,056

Willis North America, Inc. 3.88%, 9/15/49	6,000	4,390

WRKCo, Inc. 4.20%, 6/1/32(a)	10,000	9,118

Wyeth LLC 6.50%, 2/1/34	5,000	5,631

Xcel Energy, Inc. 3.30%, 6/1/25	20,000	19,179

Xylem, Inc. 4.38%, 11/1/46	5,000	4,243
Zoetis, Inc. 3.00%, 9/12/27	8,000	7,460

Total United States		8,360,401
TOTAL CORPORATE BONDS (Cost: $9,282,081)		8,602,998

U.S. GOVERNMENT OBLIGATIONS – 0.6%

U.S. Treasury Bonds – 0.4%
3.38%, 8/15/42	34,000	30,879
3.00%, 8/15/52	7,000	5,956
4.00%, 11/15/52	2,200	2,262

Total U.S. Treasury Bonds		39,097

U.S. Treasury Notes – 0.2%
3.13%, 8/31/29	7,000	6,651
3.88%, 9/30/29	8,000	7,924
2.75%, 8/15/32	2,000	1,834
4.13%, 11/15/32	600	613
3.50%, 2/15/33	200	195

Total U.S. Treasury Notes		17,217

TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost: $55,712)		56,314

	Shares

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%

United States – 1.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(d)
(Cost: $104,828)	104,828	104,828

TOTAL INVESTMENTS IN SECURITIES – 100.1% (Cost: $9,442,621)		8,764,140

Other Assets less Liabilities – (0.1)%		(9,604)

NET ASSETS – 100.0%		$8,754,536
(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $133,964 and the total market value of the collateral held by the Fund was $137,976. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $33,148.

(b)	Rate shown reflects the accrual rate as of June 30, 2023 on securities with variable or step rates.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

78	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Corporate Bond Fund (WFIG)

June 30, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$8,602,998	$—	$8,602,998
U.S. Government Obligations	—	56,314	—	56,314
Investment of Cash Collateral for Securities Loaned	—	104,828	—	104,828
Total Investments in Securities	$–	$8,764,140	$—	$8,764,140

See Notes to Financial Statements.

WisdomTree Trust	79

Schedule of Investments

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 97.2%

Canada – 0.8%

1375209 BC Ltd. 9.00%, 1/30/28(a)	$151,999	$152,549

Open Text Holdings, Inc. 4.13%, 2/15/30(a)	804,000	685,780
4.13%, 12/1/31(a)	413,000	340,882

Primo Water Holdings, Inc. 4.38%, 4/30/29(a)	467,000	400,359

Total Canada		1,579,570

Germany – 0.9%

Deutsche Bank AG
5.88%, 7/8/31, (5.882% fixed rate until 4/8/30; Secured Overnight Financing Rate + 5.438% thereafter)(b)	695,000	611,968
3.73%, 1/14/32, (3.729% fixed rate until 10/14/30; Secured Overnight Financing Rate + 2.757% thereafter)(b)	210,000	158,636
3.74%, 1/7/33, (3.742% fixed rate until 10/7/31; Secured Overnight Financing Rate + 2.257% thereafter)(b)	1,577,000	1,156,462

Total Germany		1,927,066

United States – 95.5%

ACCO Brands Corp. 4.25%, 3/15/29(a)(c)	449,000	379,643

AdaptHealth LLC 4.63%, 8/1/29(a)	822,000	657,699

ADT Security Corp. 4.13%, 8/1/29(a)	110,000	95,539
4.88%, 7/15/32(a)	953,000	821,419

AECOM 5.13%, 3/15/27	269,000	260,486

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 3.50%, 3/15/29(a)	351,000	305,475
4.88%, 2/15/30(a)	1,064,000	983,668

Allison Transmission, Inc. 5.88%, 6/1/29(a)	746,000	728,566

Ally Financial, Inc. 5.75%, 11/20/25(c)	330,000	317,853
6.70%, 2/14/33	315,000	278,980

AMC Networks, Inc. 4.75%, 8/1/25	377,000	330,350
4.25%, 2/15/29	1,324,000	713,636

American Axle & Manufacturing, Inc. 5.00%, 10/1/29	280,000	233,817

AmeriGas Partners LP / AmeriGas Finance Corp. 5.50%, 5/20/25	200,000	193,694
5.88%, 8/20/26	300,000	283,647
5.75%, 5/20/27	1,048,000	965,784

Amkor Technology, Inc. 6.63%, 9/15/27(a)	191,000	191,392

Antero Midstream Partners LP / Antero Midstream Finance Corp. 5.75%, 1/15/28(a)	992,000	953,610

Antero Resources Corp. 7.63%, 2/1/29(a)	546,000	558,225

Apache Corp. 5.10%, 9/1/40	404,000	329,551

Apollo Commercial Real Estate Finance, Inc. 4.63%, 6/15/29(a)	370,000	289,011

APX Group, Inc. 5.75%, 7/15/29(a)	571,000	496,941

Aramark Services, Inc. 6.38%, 5/1/25(a)	275,000	275,580
5.00%, 2/1/28(a)	256,000	241,789

Archrock Partners LP / Archrock Partners Finance Corp. 6.88%, 4/1/27(a)	500,000	483,290
6.25%, 4/1/28(a)	547,000	514,393

Asbury Automotive Group, Inc. 4.63%, 11/15/29(a)	250,000	222,798
5.00%, 2/15/32(a)	523,000	457,860

ASGN, Inc. 4.63%, 5/15/28(a)	382,000	350,053

Audacy Capital Corp. 6.75%, 3/31/29(a)(d)	546,000	19,956

Avantor Funding, Inc. 4.63%, 7/15/28(a)	648,000	601,804
3.88%, 11/1/29(a)	110,000	96,527

Avient Corp. 5.75%, 5/15/25(a)	150,000	148,643

Axalta Coating Systems LLC 3.38%, 2/15/29(a)	409,000	348,828

Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV 4.75%, 6/15/27(a)(c)	200,000	189,502

B&G Foods, Inc. 5.25%, 4/1/25	448,000	428,140
5.25%, 9/15/27(c)	426,000	370,709

Ball Corp. 4.00%, 11/15/23	124,000	123,074
5.25%, 7/1/25	347,000	344,640
2.88%, 8/15/30	330,000	274,313

Bath & Body Works, Inc. 5.25%, 2/1/28	81,000	77,323
6.63%, 10/1/30(a)	226,000	218,599
6.75%, 7/1/36	392,000	353,733

Berry Global, Inc. 4.50%, 2/15/26(a)	232,000	222,205
5.63%, 7/15/27(a)	9,000	8,837

Big River Steel LLC / BRS Finance Corp. 6.63%, 1/31/29(a)	410,000	407,519

Black Knight InfoServ LLC 3.63%, 9/1/28(a)	285,000	256,178

Block, Inc. 3.50%, 6/1/31	25,000	20,771

See Notes to Financial Statements.

80	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

Booz Allen Hamilton, Inc. 3.88%, 9/1/28(a)	$295,000	$269,190

Boyd Gaming Corp. 4.75%, 12/1/27	400,000	379,720
4.75%, 6/15/31(a)	331,000	296,996

Brink’s Co. 4.63%, 10/15/27(a)	50,000	46,624

Brookfield Property REIT, Inc. / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LLC 5.75%, 5/15/26(a)	678,000	622,431

Builders FirstSource, Inc. 5.00%, 3/1/30(a)	243,000	227,317
4.25%, 2/1/32(a)	412,000	359,087
6.38%, 6/15/32(a)	600,000	596,694

Cable One, Inc. 4.00%, 11/15/30(a)(c)	491,000	385,592

Caesars Entertainment, Inc. 4.63%, 10/15/29(a)(c)	665,000	581,190
7.00%, 2/15/30(a)	505,000	507,939

Callon Petroleum Co. 8.00%, 8/1/28(a)	845,000	838,392

Catalent Pharma Solutions, Inc. 3.13%, 2/15/29(a)	1,000	814

CCO Holdings LLC / CCO Holdings Capital Corp. 5.13%, 5/1/27(a)	149,000	138,740
5.00%, 2/1/28(a)	709,000	646,913
5.38%, 6/1/29(a)	192,000	173,892
4.75%, 3/1/30(a)	950,000	813,874
4.50%, 8/15/30(a)	1,020,000	850,578
4.25%, 2/1/31(a)	10,000	8,091
4.75%, 2/1/32(a)	495,000	403,870
4.50%, 5/1/32	213,000	170,123

CDI Escrow Issuer, Inc. 5.75%, 4/1/30(a)	521,000	486,708

CDW LLC / CDW Finance Corp. 4.25%, 4/1/28	485,000	446,593
3.25%, 2/15/29	265,000	229,856

Centene Corp. 4.63%, 12/15/29	932,000	860,758
3.00%, 10/15/30	1,477,000	1,234,107
2.50%, 3/1/31	1,303,000	1,039,937

Central Garden & Pet Co. 4.13%, 10/15/30	430,000	361,269

CF Industries, Inc. 5.15%, 3/15/34	1,000	961

Charles River Laboratories International, Inc. 4.25%, 5/1/28(a)	335,000	308,294

Chart Industries, Inc. 7.50%, 1/1/30(a)	380,000	388,805
9.50%, 1/1/31(a)	230,000	245,787

Charter Communications Operating LLC / Charter Communications Operating Capital 3.70%, 4/1/51	1,823,000	1,161,907

Chemours Co. 5.38%, 5/15/27	388,000	367,335
4.63%, 11/15/29(a)	747,000	631,790

Cheniere Energy Partners LP 4.50%, 10/1/29	300,000	275,811
4.00%, 3/1/31	500,000	441,220

Cheniere Energy, Inc. 4.63%, 10/15/28	352,000	329,979

Chesapeake Energy Corp. 6.75%, 4/15/29(a)	410,000	407,376

CHS / Community Health Systems, Inc. 8.00%, 3/15/26(a)	458,000	446,619
5.63%, 3/15/27(a)	500,000	442,455
8.00%, 12/15/27(a)	476,000	461,201
6.00%, 1/15/29(a)	471,000	400,962
6.88%, 4/15/29(a)	898,000	561,807
6.13%, 4/1/30(a)	250,000	151,823
5.25%, 5/15/30(a)	950,000	753,378
4.75%, 2/15/31(a)	1,891,000	1,431,657

Churchill Downs, Inc. 5.50%, 4/1/27(a)	430,000	416,769

Cinemark USA, Inc. 5.25%, 7/15/28(a)	633,000	562,971

Clarivate Science Holdings Corp. 4.88%, 7/1/29(a)(c)	753,000	668,943

Clean Harbors, Inc. 4.88%, 7/15/27(a)	167,000	160,223

Clear Channel Outdoor Holdings, Inc. 7.75%, 4/15/28(a)(c)	798,000	629,271

Clearway Energy Operating LLC 4.75%, 3/15/28(a)	379,000	349,995
3.75%, 2/15/31(a)	201,000	167,069

Cleveland-Cliffs, Inc. 6.75%, 3/15/26(a)	176,000	178,033
4.63%, 3/1/29(a)	398,000	360,461
4.88%, 3/1/31(a)	31,000	27,339

CNX Resources Corp. 7.25%, 3/14/27(a)	420,000	417,199
7.38%, 1/15/31(a)	291,000	284,677

Coherent Corp. 5.00%, 12/15/29(a)(c)	688,000	622,069

Coinbase Global, Inc. 3.63%, 10/1/31(a)	1,088,000	644,270

CommScope Technologies LLC 6.00%, 6/15/25(a)(c)	680,000	635,229
5.00%, 3/15/27(a)	877,000	613,540

CommScope, Inc.
6.00%, 3/1/26(a)	1,224,000	1,146,802
8.25%, 3/1/27(a)(c)	591,000	473,190
7.13%, 7/1/28(a)(c)	696,000	495,288

Compass Minerals International, Inc. 6.75%, 12/1/27(a)	353,000	340,945

Comstock Resources, Inc. 5.88%, 1/15/30(a)	1,260,000	1,096,150

Conduent Business Services LLC / Conduent State & Local Solutions, Inc. 6.00%, 11/1/29(a)	545,000	449,145

CoreCivic, Inc. 8.25%, 4/15/26	422,000	427,300

See Notes to Financial Statements.

WisdomTree Trust	81

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

Coty, Inc. 5.00%, 4/15/26(a)	$300,000	$289,491

CQP Holdco LP / BIP-V Chinook Holdco LLC 5.50%, 6/15/31(a)	440,000	396,418

Crescent Energy Finance LLC 7.25%, 5/1/26(a)	580,000	545,020

Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp. 5.75%, 4/1/25	596,000	589,051
6.00%, 2/1/29(a)	170,000	158,836

Crown Americas LLC / Crown Americas Capital Corp. VI 4.75%, 2/1/26	50,000	48,500

CSC Holdings LLC 5.50%, 4/15/27(a)	653,000	544,465
5.38%, 2/1/28(a)	1,394,000	1,126,519
7.50%, 4/1/28(a)	850,000	485,341
6.50%, 2/1/29(a)	500,000	406,680
5.75%, 1/15/30(a)	786,000	372,289
4.13%, 12/1/30(a)	818,000	577,246

Curo Group Holdings Corp. 7.50%, 8/1/28(a)	625,000	140,094

Cushman & Wakefield U.S. Borrower LLC 6.75%, 5/15/28(a)	390,000	353,215

CVR Partners LP / CVR Nitrogen Finance Corp. 6.13%, 6/15/28(a)	492,000	429,555

DaVita, Inc. 4.63%, 6/1/30(a)	1,286,000	1,105,587
3.75%, 2/15/31(a)	1,003,000	805,058

Delta Air Lines, Inc. 3.75%, 10/28/29	248,000	223,237

DISH DBS Corp. 5.88%, 11/15/24	824,000	726,776
7.75%, 7/1/26	2,237,000	1,375,196
5.13%, 6/1/29	2,322,000	1,086,650

DISH Network Corp. 11.75%, 11/15/27(a)	315,000	308,530

DT Midstream, Inc. 4.38%, 6/15/31(a)	955,000	824,079

Dycom Industries, Inc. 4.50%, 4/15/29(a)	318,000	289,062

Earthstone Energy Holdings LLC 8.00%, 4/15/27(a)	420,000	405,388

Edgewell Personal Care Co. 4.13%, 4/1/29(a)	680,000	594,075

Elanco Animal Health, Inc. 6.65%, 8/28/28(c)	700,000	680,603

Element Solutions, Inc. 3.88%, 9/1/28(a)	391,000	341,550

Enact Holdings, Inc. 6.50%, 8/15/25(a)	365,000	358,824

Encompass Health Corp. 4.50%, 2/1/28	907,000	847,873

Energizer Holdings, Inc. 4.75%, 6/15/28(a)	297,000	265,313
4.38%, 3/31/29(a)(c)	615,000	530,929

EnLink Midstream LLC 5.63%, 1/15/28(a)	234,000	227,055
6.50%, 9/1/30(a)	180,000	180,023

EQM Midstream Partners LP 6.00%, 7/1/25(a)	338,000	335,441
6.50%, 7/1/27(a)	498,000	491,471
5.50%, 7/15/28	1,188,000	1,124,478
4.75%, 1/15/31(a)(c)	812,000	712,571
6.50%, 7/15/48	182,000	164,967

EQT Corp. 7.00%, 2/1/30	290,000	304,106

Ferrellgas LP / Ferrellgas Finance Corp. 5.88%, 4/1/29(a)	547,000	458,824

Fluor Corp. 4.25%, 9/15/28	1,000	934

Ford Motor Co. 4.35%, 12/8/26	478,000	463,388
9.63%, 4/22/30	223,000	259,556
3.25%, 2/12/32	494,000	389,079
4.75%, 1/15/43	1,566,000	1,206,666
5.29%, 12/8/46	1,185,000	976,049

Ford Motor Credit Co. LLC 4.54%, 8/1/26	150,000	141,329
4.95%, 5/28/27	300,000	283,497
7.35%, 11/4/27	180,000	184,545
4.00%, 11/13/30	350,000	300,059

Freeport-McMoRan, Inc. 5.25%, 9/1/29	490,000	482,792
5.40%, 11/14/34	134,000	129,684
5.45%, 3/15/43	279,000	260,502

Gap, Inc. 3.88%, 10/1/31(a)	1,343,000	921,889

Gartner, Inc. 3.75%, 10/1/30(a)	451,000	394,102

Gates Global LLC / Gates Corp. 6.25%, 1/15/26(a)	306,000	302,463

Gen Digital, Inc. 6.75%, 9/30/27(a)	539,000	538,526

Genesis Energy LP / Genesis Energy Finance Corp. 7.75%, 2/1/28	1,464,000	1,395,763

GLP Capital LP / GLP Financing II, Inc. 5.38%, 4/15/26	280,000	274,274
4.00%, 1/15/31	502,000	434,682

Go Daddy Operating Co. LLC / GD Finance Co., Inc. 3.50%, 3/1/29(a)	198,000	170,246

Goodyear Tire & Rubber Co. 5.00%, 5/31/26(c)	400,000	391,432
4.88%, 3/15/27	180,000	172,026
5.00%, 7/15/29(c)	507,000	457,958
5.25%, 7/15/31	1,038,000	903,517

GrafTech Finance, Inc. 4.63%, 12/15/28(a)	347,000	283,246

Graham Packaging Co., Inc. 7.13%, 8/15/28(a)	446,000	381,397

See Notes to Financial Statements.

82	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

Gray Escrow II, Inc. 5.38%, 11/15/31(a)	$1,354,000	$904,039

Gray Television, Inc. 5.88%, 7/15/26(a)	758,000	680,540
7.00%, 5/15/27(a)	684,000	584,027

Griffon Corp. 5.75%, 3/1/28	676,000	633,101

Group 1 Automotive, Inc. 4.00%, 8/15/28(a)	303,000	267,646

Hanesbrands, Inc. 4.88%, 5/15/26(a)(c)	661,000	618,068

Herbalife Nutrition Ltd. / HLF Financing, Inc. 7.88%, 9/1/25(a)	205,000	188,268

Hilton Domestic Operating Co., Inc. 5.38%, 5/1/25(a)	371,000	368,551
5.75%, 5/1/28(a)	608,000	600,576

Hilton Grand Vacations Borrower Escrow LLC / Hilton Grand Vacations Borrower Escrow, Inc. 4.88%, 7/1/31(a)	859,000	721,199

Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.88%, 4/1/27	535,000	519,720

HLF Financing Sarl LLC / Herbalife International, Inc. 4.88%, 6/1/29(a)	604,000	430,809

Holly Energy Partners LP / Holly Energy Finance Corp. 5.00%, 2/1/28(a)	297,000	278,141

Hologic, Inc. 3.25%, 2/15/29(a)	359,000	314,254

Horizon Therapeutics USA, Inc. 5.50%, 8/1/27(a)	250,000	251,615

Hughes Satellite Systems Corp. 5.25%, 8/1/26	200,000	187,994
6.63%, 8/1/26	701,000	659,606

Huntsman International LLC 4.50%, 5/1/29	2,000	1,836

iHeartCommunications, Inc. 8.38%, 5/1/27	1,122,050	749,069
4.75%, 1/15/28(a)(c)	1,000,000	757,420

Ingevity Corp. 3.88%, 11/1/28(a)	375,000	320,625

IQVIA, Inc. 5.00%, 5/15/27(a)	200,000	193,004

Iron Mountain, Inc. 4.88%, 9/15/27(a)	389,000	367,726
5.25%, 3/15/28(a)	361,000	339,203
4.88%, 9/15/29(a)	425,000	381,055
5.25%, 7/15/30(a)	133,000	120,001
5.63%, 7/15/32(a)	514,000	461,798

Kaiser Aluminum Corp. 4.50%, 6/1/31(a)	658,000	526,479

Kennedy-Wilson, Inc. 5.00%, 3/1/31	1,446,000	1,083,300

Kinetik Holdings LP 5.88%, 6/15/30(a)	200,000	190,392

Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 4.25%, 2/1/27(a)	570,000	495,900

Lamar Media Corp. 4.00%, 2/15/30	298,000	263,629
3.63%, 1/15/31	34,000	28,718

Lamb Weston Holdings, Inc. 4.88%, 5/15/28(a)	387,000	371,234
4.13%, 1/31/30(a)	130,000	116,288
4.38%, 1/31/32(a)	355,000	316,869

Level 3 Financing, Inc. 4.63%, 9/15/27(a)	510,000	355,353
4.25%, 7/1/28(a)	1,051,000	679,545
3.63%, 1/15/29(a)	1,034,000	621,692
3.75%, 7/15/29(a)	837,000	505,523
10.50%, 5/15/30(a)	1,376,000	1,398,277

Lithia Motors, Inc. 3.88%, 6/1/29(a)	400,000	349,084
4.38%, 1/15/31(a)	489,000	422,961

Live Nation Entertainment, Inc. 4.75%, 10/15/27(a)	836,000	780,632
3.75%, 1/15/28(a)	121,000	108,212

LPL Holdings, Inc. 4.00%, 3/15/29(a)	276,000	243,106

LSB Industries, Inc. 6.25%, 10/15/28(a)(c)	568,000	510,729

Macy’s Retail Holdings LLC 5.88%, 4/1/29(a)	220,000	201,168

Marriott Ownership Resorts, Inc. 4.50%, 6/15/29(a)	592,000	511,233

Masonite International Corp. 5.38%, 2/1/28(a)	254,000	242,402

Match Group Holdings II LLC 3.63%, 10/1/31(a)(c)	70,000	57,610

Mattel, Inc. 5.88%, 12/15/27(a)	370,000	363,410

MGM Resorts International 6.75%, 5/1/25	453,000	454,703
4.63%, 9/1/26	146,000	138,220
5.50%, 4/15/27	449,000	432,212
4.75%, 10/15/28	77,000	70,179

Michaels Cos., Inc. 5.25%, 5/1/28(a)	600,000	485,250
7.88%, 5/1/29(a)	1,075,000	727,463

MicroStrategy, Inc. 6.13%, 6/15/28(a)	547,000	490,900

Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.88%, 5/1/29(a)	566,000	502,659

ModivCare Escrow Issuer, Inc. 5.00%, 10/1/29(a)	642,000	475,927

Molina Healthcare, Inc. 4.38%, 6/15/28(a)	80,000	73,842
3.88%, 11/15/30(a)	870,000	748,444
3.88%, 5/15/32(a)	70,000	58,753

Moss Creek Resources Holdings, Inc. 7.50%, 1/15/26(a)	585,000	539,545

See Notes to Financial Statements.

WisdomTree Trust	83

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

MPH Acquisition Holdings LLC 5.75%, 11/1/28(a)(c)	$1,491,000	$1,124,110

MPT Operating Partnership LP / MPT Finance Corp. 5.25%, 8/1/26(c)	212,000	188,794
5.00%, 10/15/27	901,000	759,696
4.63%, 8/1/29	1,236,000	938,334

MSCI, Inc. 4.00%, 11/15/29(a)	348,000	314,439

Murphy Oil USA, Inc. 4.75%, 9/15/29	92,000	84,638
3.75%, 2/15/31(a)	234,000	196,836

Nabors Industries, Inc. 7.38%, 5/15/27(a)	530,000	504,793

Nationstar Mortgage Holdings, Inc. 6.00%, 1/15/27(a)	1,663,000	1,548,735

Navient Corp. 6.13%, 3/25/24	299,000	297,170
6.75%, 6/25/25	97,000	95,726
6.75%, 6/15/26	600,000	580,794
5.00%, 3/15/27	127,000	114,248
4.88%, 3/15/28	300,000	257,223

NCR Corp. 5.00%, 10/1/28(a)	956,000	858,383
5.13%, 4/15/29(a)	553,000	490,655

Necessity Retail REIT, Inc. / American Finance Operating Partner LP 4.50%, 9/30/28(a)	284,000	220,418

Newell Brands, Inc. 4.70%, 4/1/26	1,003,000	943,642
6.63%, 9/15/29(c)	365,000	350,637
6.00%, 4/1/46	222,000	176,004

News Corp. 3.88%, 5/15/29(a)	300,000	265,419

Nexstar Media, Inc. 5.63%, 7/15/27(a)	936,000	873,101
4.75%, 11/1/28(a)	784,000	680,818

NextEra Energy Operating Partners LP 4.25%, 9/15/24(a)	7,000	6,760
3.88%, 10/15/26(a)	1,000	933

NGL Energy Operating LLC / NGL Energy Finance Corp. 7.50%, 2/1/26(a)	1,660,000	1,636,710

Nordstrom, Inc. 5.00%, 1/15/44	215,000	149,857

NRG Energy, Inc. 5.25%, 6/15/29(a)	776,000	695,374
3.63%, 2/15/31(a)	580,000	454,737
3.88%, 2/15/32(a)	1,084,000	841,151

NuStar Logistics LP 5.63%, 4/28/27(c)	729,000	701,218
6.38%, 10/1/30	405,000	389,189

Occidental Petroleum Corp. 2.90%, 8/15/24	550,000	533,472
3.40%, 4/15/26	165,000	153,146
3.50%, 8/15/29	700,000	603,001
7.50%, 5/1/31	301,000	328,963
6.45%, 9/15/36	760,000	784,153
4.40%, 8/15/49	621,000	457,987

Olin Corp. 5.13%, 9/15/27	410,000	393,912
5.63%, 8/1/29(c)	120,000	115,805
5.00%, 2/1/30	70,000	64,861

ON Semiconductor Corp. 3.88%, 9/1/28(a)	216,000	196,824

OneMain Finance Corp. 6.13%, 3/15/24	353,000	352,100
6.88%, 3/15/25	575,000	569,733
7.13%, 3/15/26	613,000	604,050
6.63%, 1/15/28	387,000	365,367
3.88%, 9/15/28	200,000	164,118
5.38%, 11/15/29	465,000	398,677
4.00%, 9/15/30(c)	1,373,000	1,062,482

Organon & Co. / Organon Foreign Debt Co-Issuer BV 4.13%, 4/30/28(a)	650,000	577,811
5.13%, 4/30/31(a)	1,350,000	1,115,329

Outfront Media Capital LLC / Outfront Media Capital Corp. 4.63%, 3/15/30(a)	1,086,000	911,187

Owens & Minor, Inc. 4.50%, 3/31/29(a)(c)	541,000	453,829
6.63%, 4/1/30(a)(c)	458,000	416,093

Owens-Brockway Glass Container, Inc. 5.88%, 8/15/23(a)	218,000	218,109

Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer LLC 4.38%, 10/15/28(a)	901,000	788,483

Paramount Global
6.25%, 2/28/57, (6.25% fixed rate until 2/28/27; 3-month Secured Overnight Financing Rate + 3.899% thereafter)(b)	615,000	470,549
6.38%, 3/30/62, (6.375% fixed rate until 3/30/27; 5-year Constant Maturity Treasury Rate + 3.999% thereafter)(b)	700,000	585,620

Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer, Inc. 7.50%, 6/1/25(a)	100,000	100,332
5.88%, 10/1/28(a)(c)	414,000	382,929
4.88%, 5/15/29(a)	310,000	267,939

Patterson-UTI Energy, Inc. 3.95%, 2/1/28	322,000	289,314

PBF Holding Co. LLC / PBF Finance Corp. 7.25%, 6/15/25	249,000	249,035
6.00%, 2/15/28	579,000	544,578

PDC Energy, Inc. 5.75%, 5/15/26	241,000	240,858

Performance Food Group, Inc. 5.50%, 10/15/27(a)	461,000	446,829
4.25%, 8/1/29(a)	187,000	166,759

PGT Innovations, Inc. 4.38%, 10/1/29(a)	625,000	586,712

See Notes to Financial Statements.

84	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

Pilgrim’s Pride Corp. 5.88%, 9/30/27(a)	$223,000	$220,369
4.25%, 4/15/31	505,000	433,608
3.50%, 3/1/32	255,000	203,401

Post Holdings, Inc. 5.63%, 1/15/28(a)	261,000	251,267
5.50%, 12/15/29(a)	204,000	188,890
4.63%, 4/15/30(a)	1,148,000	1,007,370
4.50%, 9/15/31(a)	1,569,000	1,340,397

PRA Health Sciences, Inc. 2.88%, 7/15/26(a)	200,000	182,500

Prestige Brands, Inc. 3.75%, 4/1/31(a)	356,000	295,281

Prime Security Services Borrower LLC / Prime Finance, Inc. 5.25%, 4/15/24(a)	90,000	89,443
5.75%, 4/15/26(a)	735,000	722,696
6.25%, 1/15/28(a)	623,000	584,854

PROG Holdings, Inc. 6.00%, 11/15/29(a)	444,000	390,813

Qorvo, Inc. 4.38%, 10/15/29	580,000	525,811

QVC, Inc. 4.45%, 2/15/25	179,000	158,270
4.75%, 2/15/27	632,000	407,570

Rackspace Technology Global, Inc. 3.50%, 2/15/28(a)	607,000	275,857

Radian Group, Inc. 6.63%, 3/15/25	175,000	175,049

Range Resources Corp. 4.75%, 2/15/30(a)	303,000	273,494

Realogy Group LLC / Realogy Co-Issuer Corp. 5.75%, 1/15/29(a)	615,000	463,728
5.25%, 4/15/30(a)	1,213,000	868,071

RHP Hotel Properties LP / RHP Finance Corp. 4.75%, 10/15/27	64,000	59,607
4.50%, 2/15/29(a)	243,000	215,388

Rithm Capital Corp. 6.25%, 10/15/25(a)	485,000	455,231

RLJ Lodging Trust LP 4.00%, 9/15/29(a)(c)	252,000	212,333

ROBLOX Corp. 3.88%, 5/1/30(a)	161,000	135,768

Roller Bearing Co. of America, Inc. 4.38%, 10/15/29(a)	315,000	282,344

Sabra Health Care LP 3.20%, 12/1/31	436,000	325,849

Sally Holdings LLC / Sally Capital, Inc. 5.63%, 12/1/25	1,000	992

Scientific Games International, Inc. 7.25%, 11/15/29(a)	337,000	338,803

SeaWorld Parks & Entertainment, Inc. 5.25%, 8/15/29(a)	375,000	338,063

Select Medical Corp. 6.25%, 8/15/26(a)	602,000	591,622

Sensata Technologies BV 4.00%, 4/15/29(a)	500,000	445,620

Sensata Technologies, Inc. 3.75%, 2/15/31(a)	542,000	465,394

Service Corp. International 4.63%, 12/15/27	355,000	336,363
5.13%, 6/1/29	363,000	342,973
3.38%, 8/15/30	391,000	327,392

Service Properties Trust 4.35%, 10/1/24	741,000	714,028

Silgan Holdings, Inc. 4.13%, 2/1/28	102,000	93,686

Sinclair Television Group, Inc. 5.50%, 3/1/30(a)(c)	973,000	562,715
4.13%, 12/1/30(a)	163,000	107,896

Sirius XM Radio, Inc. 5.00%, 8/1/27(a)	138,000	127,682
4.00%, 7/15/28(a)	1,046,000	910,637
5.50%, 7/1/29(a)	874,000	797,796
4.13%, 7/1/30(a)	1,305,000	1,067,699
3.88%, 9/1/31(a)	1,290,000	998,447

Six Flags Entertainment Corp. 5.50%, 4/15/27(a)	38,000	35,834

Six Flags Theme Parks, Inc. 7.00%, 7/1/25(a)	37,000	37,339

Skyworks Solutions, Inc. 3.00%, 6/1/31	585,000	475,330

Sonic Automotive, Inc. 4.63%, 11/15/29(a)	200,000	168,714
4.88%, 11/15/31(a)(c)	558,000	458,475

Southwestern Energy Co. 5.38%, 3/15/30	382,000	358,163
4.75%, 2/1/32	741,000	656,474

Spectrum Brands, Inc. 3.88%, 3/15/31(a)	403,000	330,952

SS&C Technologies, Inc. 5.50%, 9/30/27(a)	574,000	549,972

Stagwell Global LLC 5.63%, 8/15/29(a)	672,000	579,170

Starwood Property Trust, Inc. 4.38%, 1/15/27(a)	250,000	215,670

Station Casinos LLC 4.50%, 2/15/28(a)	9,000	8,111
4.63%, 12/1/31(a)	470,000	396,351

Stericycle, Inc. 3.88%, 1/15/29(a)	300,000	267,231

Summit Materials LLC / Summit Materials Finance Corp. 5.25%, 1/15/29(a)	330,000	312,777

Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 9.00%, 10/15/26(a)(b)	502,000	488,451

SunCoke Energy, Inc. 4.88%, 6/30/29(a)	395,000	334,269

Sunoco LP / Sunoco Finance Corp. 4.50%, 4/30/30	606,000	534,104

See Notes to Financial Statements.

WisdomTree Trust	85

Schedule of Investments (continued)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Principal Amount	Value

Talos Production, Inc. 12.00%, 1/15/26	$400,000	$420,636

Taylor Morrison Communities, Inc. 5.13%, 8/1/30(a)	781,000	727,751

TEGNA, Inc. 4.63%, 3/15/28	1,088,000	962,586
5.00%, 9/15/29	128,000	110,915

Teleflex, Inc. 4.63%, 11/15/27	169,000	160,200

Tempur Sealy International, Inc. 3.88%, 10/15/31(a)	646,000	528,111

Tenet Healthcare Corp. 4.88%, 1/1/26	830,000	809,524
6.25%, 2/1/27	615,000	610,554
6.13%, 10/1/28(c)	1,094,000	1,053,795
6.13%, 6/15/30	510,000	502,993

Terex Corp. 5.00%, 5/15/29(a)	364,000	341,053

TerraForm Power Operating LLC 5.00%, 1/31/28(a)	637,000	588,238

Thor Industries, Inc. 4.00%, 10/15/29(a)	400,000	339,924

TopBuild Corp. 4.13%, 2/15/32(a)	306,000	262,967

Townsquare Media, Inc. 6.88%, 2/1/26(a)	430,000	413,565

TransDigm, Inc. 6.38%, 6/15/26	876,000	866,741
4.63%, 1/15/29	340,000	302,824
4.88%, 5/1/29	725,000	651,057

Transocean, Inc. 7.50%, 1/15/26(a)	70,000	66,683
11.50%, 1/30/27(a)	1,244,000	1,293,349
8.00%, 2/1/27(a)	217,000	197,038

Travel & Leisure Co. 6.63%, 7/31/26(a)	230,000	229,795

TreeHouse Foods, Inc. 4.00%, 9/1/28	404,000	348,406

TriNet Group, Inc. 3.50%, 3/1/29(a)	451,000	394,368

Tronox, Inc. 4.63%, 3/15/29(a)	495,000	411,701

TTM Technologies, Inc. 4.00%, 3/1/29(a)	353,000	302,316

Tutor Perini Corp. 6.88%, 5/1/25(a)(c)	515,000	431,786

U.S. Foods, Inc. 6.25%, 4/15/25(a)	316,000	316,746
4.75%, 2/15/29(a)	375,000	344,550

Under Armour, Inc. 3.25%, 6/15/26	1,000	920

United Airlines, Inc. 4.38%, 4/15/26(a)	906,000	861,842
4.63%, 4/15/29(a)	990,000	902,712

United Natural Foods, Inc. 6.75%, 10/15/28(a)	479,000	397,216

United Rentals North America, Inc. 5.50%, 5/15/27	389,000	383,161
4.88%, 1/15/28	373,000	355,965
5.25%, 1/15/30	400,000	382,444

Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC 4.75%, 4/15/28(a)	600,000	499,074

Univar Solutions USA, Inc. 5.13%, 12/1/27(a)	238,000	243,467

Urban One, Inc. 7.38%, 2/1/28(a)	612,000	538,052

USA Compression Partners LP / USA Compression Finance Corp. 6.88%, 4/1/26	820,000	804,059

Vail Resorts, Inc. 6.25%, 5/15/25(a)	29,000	29,094

Valvoline, Inc. 4.25%, 2/15/30(a)(c)	308,000	302,998
3.63%, 6/15/31(a)	124,000	101,035

Vector Group Ltd. 5.75%, 2/1/29(a)	392,000	341,573

Vertiv Group Corp. 4.13%, 11/15/28(a)	200,000	180,546

VICI Properties LP 5.13%, 5/15/32	600,000	562,326

Victoria’s Secret & Co. 4.63%, 7/15/29(a)	250,000	182,945

Vista Outdoor, Inc. 4.50%, 3/15/29(a)	357,000	293,583

Vistra Operations Co. LLC 5.63%, 2/15/27(a)	1,089,000	1,044,667

Vontier Corp. 2.95%, 4/1/31	684,000	547,631

Western Digital Corp. 4.75%, 2/15/26	1,153,000	1,099,685
2.85%, 2/1/29	736,000	589,021

Westinghouse Air Brake Technologies Corp. 4.95%, 9/15/28	362,000	351,122

Williams Scotsman International, Inc. 4.63%, 8/15/28(a)	235,000	216,075

Wolverine World Wide, Inc. 4.00%, 8/15/29(a)(c)	430,000	342,835

WW International, Inc. 4.50%, 4/15/29(a)	151,000	90,861

Xerox Holdings Corp. 5.50%, 8/15/28(a)	1,268,000	1,080,412

XHR LP 4.88%, 6/1/29(a)	300,000	259,323

Yum! Brands, Inc. 4.75%, 1/15/30(a)	193,000	181,659
3.63%, 3/15/31	30,000	26,042

Ziff Davis, Inc. 4.63%, 10/15/30(a)	232,000	201,552

ZipRecruiter, Inc. 5.00%, 1/15/30(a)	350,000	299,702

Total United States		197,856,824
TOTAL CORPORATE BONDS (Cost: $220,076,429)		201,363,460

See Notes to Financial Statements.

86	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. High Yield Corporate Bond Fund (WFHY)

June 30, 2023

Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 5.6%

United States – 5.6%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(e)
(Cost: $11,631,280)	11,631,280	$11,631,280

TOTAL INVESTMENTS IN SECURITIES – 102.8% (Cost: $231,707,709)		212,994,740

Other Assets less Liabilities – (2.8)%		(5,801,669)

NET ASSETS – 100.0%		$207,193,071

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)	Rate shown reflects the accrual rate as of June 30, 2023 on securities with variable or step rates.

(c)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $12,721,366 and the total market value of the collateral held by the Fund was $13,152,409. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,521,129.

(d)	As of June 30, 2023, the issuer has not defaulted on any interest payments, however, it is increasingly likely that the issuer will restructure its debt obligations in the near-term.

(e)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$201,363,460	$—	$201,363,460
Investment of Cash Collateral for Securities Loaned	—	11,631,280	—	11,631,280
Total Investments in Securities	$—	$212,994,740	$—	$212,994,740

See Notes to Financial Statements.

WisdomTree Trust	87

Schedule of Investments

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value

CORPORATE BONDS – 99.0%

Germany – 1.5%

Deutsche Bank AG
3.96%, 11/26/25, (3.961% fixed rate until 11/26/24; Secured Overnight Financing Rate + 2.581% thereafter)(a)	$150,000	$143,278
4.10%, 1/13/26	129,000	120,694
1.69%, 3/19/26	200,000	180,500
2.13%, 11/24/26, (2.129% fixed rate until 11/24/25; Secured Overnight Financing Rate + 1.87% thereafter)(a)	150,000	133,418

Total Germany		577,890

Switzerland – 0.1%

Novartis Capital Corp. 2.00%, 2/14/27	50,000	45,858

United Kingdom – 2.0%

AstraZeneca Finance LLC 1.20%, 5/28/26	130,000	117,369

BAT Capital Corp.
2.79%, 9/6/24	50,000	48,153
3.22%, 9/6/26	62,000	57,755
3.56%, 8/15/27	203,000	186,937
2.26%, 3/25/28	131,000	112,347

Reynolds American, Inc. 4.45%, 6/12/25	137,000	133,269

Unilever Capital Corp. 2.00%, 7/28/26	100,000	92,346

Total United Kingdom		748,176

United States – 95.4%

3M Co. 2.65%, 4/15/25(b)	9,000	8,569
3.00%, 8/7/25(b)	13,000	12,427
2.88%, 10/15/27(b)	120,000	109,910

Abbott Laboratories 3.88%, 9/15/25	15,000	14,663

AbbVie, Inc. 2.60%, 11/21/24	78,000	74,855
3.60%, 5/14/25	174,000	168,258
3.20%, 5/14/26	78,000	73,956
2.95%, 11/21/26	179,000	167,437

Affiliated Managers Group, Inc. 3.50%, 8/1/25	39,000	37,023

Alexandria Real Estate Equities, Inc. 3.45%, 4/30/25	9,000	8,629
3.80%, 4/15/26	49,000	46,953

Allegion U.S. Holding Co., Inc. 3.20%, 10/1/24	50,000	48,230

Ally Financial, Inc. 4.63%, 3/30/25	33,000	31,796
5.80%, 5/1/25	71,000	69,862

Altria Group, Inc. 2.63%, 9/16/26(b)	80,000	74,190

Amazon.com, Inc. 3.80%, 12/5/24	9,000	8,838
3.15%, 8/22/27	79,000	74,419

Amcor Finance USA, Inc. 3.63%, 4/28/26	$160,000	$151,413

Ameren Corp. 1.95%, 3/15/27	160,000	142,482

American Express Co. 3.00%, 10/30/24	43,000	41,639
3.63%, 12/5/24	60,000	58,309
1.65%, 11/4/26	140,000	124,659

American Homes 4 Rent LP 4.25%, 2/15/28	100,000	94,280

American Honda Finance Corp. 2.15%, 9/10/24	77,000	74,017
1.20%, 7/8/25	75,000	69,092

American International Group, Inc. 2.50%, 6/30/25	36,000	33,963

American Water Capital Corp. 3.40%, 3/1/25	40,000	38,720

Ameriprise Financial, Inc. 3.70%, 10/15/24	50,000	48,795

Amgen, Inc. 2.60%, 8/19/26	6,000	5,562
2.20%, 2/21/27	64,000	58,194
3.20%, 11/2/27	200,000	187,022
5.15%, 3/2/28	92,000	91,960

Analog Devices, Inc. 3.45%, 6/15/27(c)	78,000	74,007

Aon Corp. / Aon Global Holdings PLC 2.85%, 5/28/27	50,000	45,822

Apple, Inc. 3.25%, 2/23/26	25,000	24,088
2.45%, 8/4/26	50,000	46,877
1.20%, 2/8/28	132,000	114,393

Archer-Daniels-Midland Co. 2.50%, 8/11/26	32,000	30,036

AutoNation, Inc. 4.50%, 10/1/25	50,000	48,220

AutoZone, Inc. 3.13%, 4/21/26	76,000	71,950

AvalonBay Communities, Inc. 3.35%, 5/15/27	40,000	37,430

Avangrid, Inc. 3.20%, 4/15/25	66,000	62,850

Avnet, Inc. 4.63%, 4/15/26	49,000	47,555

Bank of America Corp. 4.00%, 1/22/25	15,000	14,597
3.46%, 3/15/25, (3.458% fixed rate until 3/15/24; 3-month Secured Overnight Financing Rate + 1.232% thereafter)(a)	253,000	248,049
3.95%, 4/21/25, Series L	93,000	90,113
3.09%, 10/1/25, (3.093% fixed rate until 10/1/24; 3-month Secured Overnight Financing Rate + 1.09% thereafter)(a)	161,000	155,049
3.37%, 1/23/26, (3.366% fixed rate until 1/23/25; 3-month Secured Overnight Financing Rate + 1.072% thereafter)(a)	283,000	271,788
4.45%, 3/3/26	94,000	91,553

See Notes to Financial Statements.

88	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value
3.50%, 4/19/26	$196,000	$188,329
1.32%, 6/19/26, (1.319% fixed rate until 6/19/25; Secured Overnight Financing Rate + 1.15% thereafter)(a)	316,000	289,601
4.25%, 10/22/26	74,000	71,465
1.20%, 10/24/26, (1.197% fixed rate until 10/24/25; Secured Overnight Financing Rate + 1.01% thereafter)(a)	166,000	149,588
1.66%, 3/11/27, Series N, (1.658% fixed rate until 3/11/26; Secured Overnight Financing Rate + 0.91% thereafter)(a)	300,000	270,444

Bank of New York Mellon Corp. 3.95%, 11/18/25	13,000	12,564
2.45%, 8/17/26	100,000	92,351

BankUnited, Inc. 4.88%, 11/17/25	38,000	35,193

Baxter International, Inc. 1.92%, 2/1/27	61,000	54,233

Becton Dickinson and Co. 3.73%, 12/15/24	73,000	70,936

Berkshire Hathaway Energy Co. 4.05%, 4/15/25	39,000	38,091

Biogen, Inc. 4.05%, 9/15/25	130,000	125,892

Blackstone Secured Lending Fund 2.13%, 2/15/27	111,000	94,010

Boardwalk Pipelines LP 5.95%, 6/1/26	40,000	40,368

BorgWarner, Inc. 2.65%, 7/1/27(b)	150,000	136,714

Broadcom Corp. / Broadcom Cayman Finance Ltd. 3.88%, 1/15/27	174,000	166,081

Broadcom, Inc. 3.15%, 11/15/25	34,000	32,326
3.46%, 9/15/26	54,000	51,106
4.11%, 9/15/28	68,000	64,354

Broadridge Financial Solutions, Inc. 3.40%, 6/27/26	46,000	43,389

Bunge Ltd. Finance Corp. 3.75%, 9/25/27	180,000	170,230

Burlington Northern Santa Fe LLC 3.40%, 9/1/24	9,000	8,792
7.00%, 12/15/25	50,000	52,055

Cadence Design Systems, Inc. 4.38%, 10/15/24	29,000	28,544

Capital One Financial Corp. 3.30%, 10/30/24	102,000	98,021
4.25%, 4/30/25(b)	90,000	87,183
4.20%, 10/29/25(b)	308,000	295,628
3.75%, 7/28/26	125,000	116,522
3.80%, 1/31/28	80,000	73,779

Carrier Global Corp. 2.24%, 2/15/25	22,000	20,825
2.49%, 2/15/27	152,000	138,682

Caterpillar Financial Services Corp. 2.15%, 11/8/24	9,000	8,628
0.80%, 11/13/25	156,000	141,458

Celanese U.S. Holdings LLC 1.40%, 8/5/26	64,000	55,503
6.17%, 7/15/27	134,000	133,761

Charles Schwab Corp. 4.20%, 3/24/25	56,000	54,706
3.63%, 4/1/25	60,000	57,731

Cigna Group 3.25%, 4/15/25	114,000	109,449
4.13%, 11/15/25	81,000	78,937
1.25%, 3/15/26	91,000	81,787

Cintas Corp. No. 2 3.70%, 4/1/27	80,000	77,178

Citigroup, Inc.
3.35%, 4/24/25, (3.352% fixed rate until 4/24/24; 3-month Secured Overnight Financing Rate + 1.158% thereafter)(a)	91,000	88,978
3.30%, 4/27/25	150,000	144,465
4.40%, 6/10/25	193,000	187,669
5.50%, 9/13/25	229,000	227,912
4.60%, 3/9/26	87,000	84,272
3.11%, 4/8/26, (3.106% fixed rate until 4/8/25; Secured Overnight Financing Rate + 2.842% thereafter)(a)	99,000	94,567
3.20%, 10/21/26	305,000	285,605
4.30%, 11/20/26	48,000	46,031
1.12%, 1/28/27, (1.122% fixed rate until 1/28/26; Secured Overnight Financing Rate + 0.765% thereafter)(a)	29,000	25,883
4.45%, 9/29/27	386,000	368,923
3.07%, 2/24/28, (3.07%% fixed rate until 2/24/27; Secured Overnight Financing Rate + 1.28% thereafter)(a)	123,000	113,324

Citizens Financial Group, Inc. 2.85%, 7/27/26	111,000	98,830

CNA Financial Corp. 4.50%, 3/1/26	52,000	50,511

Comcast Corp. 3.15%, 3/1/26	273,000	261,728

Conagra Brands, Inc. 4.60%, 11/1/25	123,000	120,327

Corebridge Financial, Inc. 3.65%, 4/5/27	190,000	176,894

CSX Corp. 3.35%, 11/1/25	40,000	38,307
2.60%, 11/1/26	70,000	64,859

CVS Health Corp. 3.88%, 7/20/25	190,000	184,788
1.30%, 8/21/27	155,000	133,599
4.30%, 3/25/28	191,000	184,397

D.R. Horton, Inc. 2.50%, 10/15/24	78,000	74,796
2.60%, 10/15/25	25,000	23,420

DCP Midstream Operating LP 5.63%, 7/15/27	150,000	150,124

Dell International LLC / EMC Corp. 6.02%, 6/15/26	348,000	353,300
4.90%, 10/1/26	93,000	92,571

See Notes to Financial Statements.

WisdomTree Trust	89

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value

Devon Energy Corp. 5.85%, 12/15/25	$160,000	$161,438

Discover Bank 3.45%, 7/27/26	260,000	239,429

Discover Financial Services 3.95%, 11/6/24	25,000	24,137
4.50%, 1/30/26(b)	116,000	111,195

Dollar General Corp. 4.63%, 11/1/27	170,000	166,620

Dominion Energy, Inc. 1.45%, 4/15/26, Series A	247,000	222,503

DTE Energy Co. 2.53%, 10/1/24, Series C	26,000	24,904

Duke Energy Corp. 2.65%, 9/1/26	60,000	55,517
4.30%, 3/15/28	96,000	92,403

Eastman Chemical Co. 3.80%, 3/15/25	54,000	52,616

eBay, Inc. 1.40%, 5/10/26	151,000	136,418

Elevance Health, Inc. 3.35%, 12/1/24	9,000	8,712

Emerson Electric Co. 1.80%, 10/15/27	130,000	115,424

Energy Transfer LP 4.40%, 3/15/27	200,000	191,588
4.00%, 10/1/27	250,000	234,830

Entergy Louisiana LLC 3.25%, 4/1/28	121,000	111,448

Enterprise Products Operating LLC 3.75%, 2/15/25	42,000	40,895

EOG Resources, Inc. 4.15%, 1/15/26	52,000	50,947

Equifax, Inc. 5.10%, 12/15/27	74,000	73,364

ERP Operating LP 3.25%, 8/1/27	120,000	110,699

Evergy Kansas Central, Inc. 2.55%, 7/1/26	62,000	57,558

Evergy, Inc. 2.45%, 9/15/24	36,000	34,590

Eversource Energy 5.45%, 3/1/28	110,000	110,803

Exelon Corp. 3.40%, 4/15/26	47,000	44,815

Exxon Mobil Corp. 2.71%, 3/6/25	63,000	60,537
2.28%, 8/16/26	55,000	51,087

Fidelity National Information Services, Inc. 4.70%, 7/15/27	120,000	117,012

Fifth Third Bancorp 2.38%, 1/28/25	50,000	46,969

Fifth Third Bank NA 3.85%, 3/15/26	200,000	184,676

Fiserv, Inc. 2.25%, 6/1/27	84,000	75,569

Florida Power & Light Co. 2.85%, 4/1/25	97,000	93,358

FMC Corp. 3.20%, 10/1/26	138,000	128,380

Fortinet, Inc. 1.00%, 3/15/26	42,000	37,507

Fortive Corp. 3.15%, 6/15/26	55,000	52,101

Fox Corp. 3.05%, 4/7/25	47,000	45,043

GE HealthCare Technologies, Inc. 5.65%, 11/15/27	250,000	253,015

General Dynamics Corp. 2.38%, 11/15/24	9,000	8,635
3.25%, 4/1/25	32,000	30,990

General Mills, Inc. 4.00%, 4/17/25	75,000	73,204

Georgia Power Co. 2.20%, 9/15/24, Series A	82,000	78,496

Gilead Sciences, Inc. 3.50%, 2/1/25	77,000	74,679
3.65%, 3/1/26	96,000	92,443

Global Payments, Inc. 2.65%, 2/15/25	4,000	3,796
1.20%, 3/1/26	287,000	255,180
4.80%, 4/1/26	43,000	42,077

Goldman Sachs BDC, Inc. 2.88%, 1/15/26	81,000	74,551

Goldman Sachs Group, Inc.
1.09%, 12/9/26, (1.093% fixed rate until 12/9/25; Secured Overnight Financing Rate + 0.789% thereafter)(a)	169,000	151,035
5.95%, 1/15/27	460,000	466,063
1.43%, 3/9/27, (1.431% fixed rate until 3/9/26; Secured Overnight Financing Rate + 0.798% thereafter)(a)	60,000	53,700
4.39%, 6/15/27, (4.387% fixed rate until 6/15/26; Secured Overnight Financing Rate + 1.51% thereafter)(a)	310,000	301,478
1.95%, 10/21/27, (1.948% fixed rate until 10/21/26; Secured Overnight Financing Rate + 0.913% thereafter)(a)	214,000	190,398
2.64%, 2/24/28, (2.64% fixed rate until 2/24/27; Secured Overnight Financing Rate + 1.114% thereafter)(a)	209,000	189,962

Hasbro, Inc. 3.50%, 9/15/27	170,000	158,527

HCA, Inc. 5.25%, 4/15/25	28,000	27,656
5.88%, 2/15/26	167,000	167,180
5.25%, 6/15/26	94,000	93,026
4.50%, 2/15/27	75,000	72,511
3.13%, 3/15/27(c)	42,000	38,598

Hewlett Packard Enterprise Co. 1.75%, 4/1/26	185,000	168,661

HF Sinclair Corp. 5.88%, 4/1/26	74,000	74,379

See Notes to Financial Statements.

90	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value

Home Depot, Inc. 2.88%, 4/15/27	$80,000	$75,292

Honeywell International, Inc. 1.35%, 6/1/25	56,000	52,340

HP, Inc. 2.20%, 6/17/25	54,000	50,791
1.45%, 6/17/26	50,000	44,931
4.75%, 1/15/28	77,000	75,227

Humana, Inc. 1.35%, 2/3/27	271,000	236,141

Huntington Bancshares, Inc. 4.00%, 5/15/25	102,000	97,928

Illumina, Inc. 5.75%, 12/13/27	73,000	73,517

Intel Corp. 2.60%, 5/19/26	179,000	168,478

Intercontinental Exchange, Inc. 3.10%, 9/15/27	120,000	112,351

International Business Machines Corp. 3.45%, 2/19/26	200,000	191,692
3.30%, 5/15/26	100,000	95,339
4.50%, 2/6/28	100,000	98,137

Interstate Power & Light Co. 3.25%, 12/1/24	9,000	8,698

ITC Holdings Corp. 3.35%, 11/15/27	150,000	140,206

J.M. Smucker Co. 3.50%, 3/15/25	57,000	55,120

Jabil, Inc. 4.25%, 5/15/27	40,000	38,217

JB Hunt Transport Services, Inc. 3.88%, 3/1/26	43,000	41,586

JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc. 2.50%, 1/15/27(c)	150,000	131,853

Jefferies Financial Group, Inc. 6.45%, 6/8/27	100,000	103,536

JPMorgan Chase & Co. 3.13%, 1/23/25	38,000	36,765
3.22%, 3/1/25, (3.22% fixed rate until 3/1/24; 3-month Secured Overnight Financing Rate + 1.417% thereafter)(a)	359,000	352,269
0.82%, 6/1/25, (0.824% fixed rate until 6/1/24; 3-month Secured Overnight Financing Rate + 0.54% thereafter)(a)	150,000	142,642
3.90%, 7/15/25	58,000	56,578
2.01%, 3/13/26, (2.005% fixed rate until 3/13/25; 3-month Secured Overnight Financing Rate + 1.585% thereafter)(a)	154,000	144,734
3.30%, 4/1/26	112,000	106,761
2.08%, 4/22/26, (2.083% fixed rate until 4/22/25; Secured Overnight Financing Rate + 1.85% thereafter)(a)	331,000	310,081
3.20%, 6/15/26	46,000	43,843
2.95%, 10/1/26	54,000	50,756
4.13%, 12/15/26	59,000	56,850
3.96%, 1/29/27, (3.96% fixed rate until 1/29/26; 3-month Secured Overnight Financing Rate + 1.507% thereafter)(a)	75,000	72,270
1.04%, 2/4/27, (1.04% fixed rate until 2/4/26; 3-month Secured Overnight Financing Rate + 0.695% thereafter)(a)	68,000	60,620
4.25%, 10/1/27	383,000	371,253

Juniper Networks, Inc. 1.20%, 12/10/25	48,000	43,052

Keurig Dr. Pepper, Inc. 4.60%, 5/25/28(b)	95,000	93,170

KeyCorp 4.15%, 10/29/25	120,000	111,670

Keysight Technologies, Inc. 4.55%, 10/30/24	58,000	57,115

Kimco Realty OP LLC 3.30%, 2/1/25	95,000	91,000

KLA Corp. 4.65%, 11/1/24	14,000	13,820

Kraft Heinz Foods Co. 3.00%, 6/1/26	20,000	18,878
3.88%, 5/15/27	140,000	134,497

Kroger Co. 3.70%, 8/1/27	170,000	162,522

Laboratory Corp. of America Holdings 3.60%, 2/1/25	18,000	17,433
1.55%, 6/1/26	42,000	37,519

Lam Research Corp. 3.75%, 3/15/26	48,000	46,594

Lazard Group LLC 3.75%, 2/13/25	35,000	33,732

Lennar Corp. 4.75%, 5/30/25	119,000	116,422

Lowe’s Cos., Inc. 2.50%, 4/15/26	196,000	183,576

Marathon Oil Corp. 4.40%, 7/15/27(b)	100,000	95,551

Marathon Petroleum Corp. 3.80%, 4/1/28	100,000	93,265

Marriott International, Inc. 5.75%, 5/1/25, Series EE	37,000	37,132
3.75%, 10/1/25	16,000	15,401

Marsh & McLennan Cos., Inc. 3.50%, 3/10/25	21,000	20,385

Marvell Technology, Inc. 1.65%, 4/15/26	60,000	54,154

McCormick & Co., Inc. 0.90%, 2/15/26	165,000	147,277

McDonald’s Corp. 3.70%, 1/30/26	170,000	164,487

McKesson Corp. 1.30%, 8/15/26	85,000	75,634

Meta Platforms, Inc. 3.50%, 8/15/27	120,000	114,040

MetLife, Inc. 3.60%, 11/13/25	41,000	39,492

See Notes to Financial Statements.

WisdomTree Trust	91

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value

Micron Technology, Inc. 4.19%, 2/15/27	$56,000	$53,720

MidAmerican Energy Co. 3.50%, 10/15/24	36,000	35,055

Mondelez International, Inc. 1.50%, 5/4/25	69,000	64,419

Morgan Stanley 3.70%, 10/23/24	76,000	74,209
0.79%, 5/30/25, (0.79% fixed rate until 5/30/24; Secured Overnight Financing Rate + 0.525% thereafter)(a)	50,000	47,512
2.72%, 7/22/25, (2.72% fixed rate until 7/22/24; Secured Overnight Financing Rate + 1.152% thereafter)(a)	93,000	89,706
4.00%, 7/23/25	100,000	97,124
0.86%, 10/21/25, Series I, (0.864% fixed rate until 10/21/24; Secured Overnight Financing Rate + 0.745% thereafter)(a)	71,000	66,169
5.00%, 11/24/25	269,000	264,766
3.88%, 1/27/26	205,000	197,895
2.19%, 4/28/26, (2.188% fixed rate until 4/28/25; Secured Overnight Financing Rate + 1.99% thereafter)(a)	323,000	303,391
4.35%, 9/8/26	110,000	106,273
0.99%, 12/10/26, (0.985% fixed rate until 12/10/25; Secured Overnight Financing Rate + 0.72% thereafter)(a)	92,000	82,165
3.63%, 1/20/27	114,000	108,360
1.51%, 7/20/27, (1.512% fixed rate until 7/20/26; Secured Overnight Financing Rate + 0.858% thereafter)(a)	214,000	189,707
2.48%, 1/21/28, (2.475% fixed rate until 1/21/27; Secured Overnight Financing Rate + 1.00% thereafter)(a)	209,000	188,982

MPLX LP 4.13%, 3/1/27	193,000	185,097
4.00%, 3/15/28	98,000	92,450

National Fuel Gas Co. 5.20%, 7/15/25	8,000	7,849

NetApp, Inc. 3.30%, 9/29/24	34,000	32,938
1.88%, 6/22/25	54,000	50,198

NextEra Energy Capital Holdings, Inc. 1.88%, 1/15/27	62,000	55,279
4.63%, 7/15/27	105,000	102,778

NiSource, Inc. 5.25%, 3/30/28	74,000	74,092

NNN REIT, Inc. 3.50%, 10/15/27	160,000	147,058

Norfolk Southern Corp. 2.90%, 6/15/26	43,000	40,532

Northern Trust Corp. 3.95%, 10/30/25	52,000	50,149

Northrop Grumman Corp. 3.25%, 1/15/28	99,000	92,692

Nucor Corp. 2.00%, 6/1/25	10,000	9,358

O’Reilly Automotive, Inc. 3.60%, 9/1/27	120,000	113,654

Old Republic International Corp. 4.88%, 10/1/24	67,000	66,038

Omega Healthcare Investors, Inc. 5.25%, 1/15/26	118,000	113,731

Omnicom Group, Inc. / Omnicom Capital, Inc. 3.65%, 11/1/24	36,000	35,015
3.60%, 4/15/26	95,000	91,333

Oracle Corp. 2.95%, 11/15/24	48,000	46,362
2.50%, 4/1/25	215,000	204,153
2.95%, 5/15/25	88,000	84,007
1.65%, 3/25/26	416,000	378,052
2.65%, 7/15/26	92,000	85,242
3.25%, 11/15/27	81,000	75,208
2.30%, 3/25/28	106,000	93,617

Otis Worldwide Corp. 2.06%, 4/5/25	123,000	115,987

Owens Corning 4.20%, 12/1/24	70,000	68,606

Packaging Corp. of America 3.65%, 9/15/24	9,000	8,806

Paramount Global 2.90%, 1/15/27	120,000	108,074

PayPal Holdings, Inc. 3.90%, 6/1/27(b)	78,000	75,545

PECO Energy Co. 3.15%, 10/15/25	9,000	8,645

PepsiCo, Inc. 3.50%, 7/17/25	18,000	17,538
2.85%, 2/24/26	18,000	17,196

Philip Morris International, Inc. 1.50%, 5/1/25	79,000	73,923
0.88%, 5/1/26	110,000	98,211
4.88%, 2/15/28	112,000	110,506

Phillips 66 3.61%, 2/15/25	57,000	54,997

Pinnacle West Capital Corp. 1.30%, 6/15/25	46,000	41,902

PNC Bank NA 2.50%, 8/27/24	62,000	59,457

PNC Financial Services Group, Inc. 2.60%, 7/23/26	30,000	27,747

PPL Capital Funding, Inc. 3.10%, 5/15/26	49,000	46,319

Procter & Gamble Co. 0.55%, 10/29/25	10,000	9,089

Public Service Electric & Gas Co. 3.00%, 5/15/25(b)	33,000	31,619
0.95%, 3/15/26	10,000	9,037

Public Service Enterprise Group, Inc. 0.80%, 8/15/25	18,000	16,294

PulteGroup, Inc. 5.50%, 3/1/26	73,000	72,651

See Notes to Financial Statements.

92	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value

QUALCOMM, Inc. 3.45%, 5/20/25	$93,000	$90,260

Ralph Lauren Corp. 3.75%, 9/15/25	36,000	34,775

Raytheon Technologies Corp. 3.95%, 8/16/25	124,000	121,534

Regions Financial Corp. 2.25%, 5/18/25	37,000	34,325

Republic Services, Inc. 0.88%, 11/15/25	65,000	58,575
2.90%, 7/1/26	62,000	58,511

Revvity, Inc. 0.85%, 9/15/24	70,000	65,991

Roper Technologies, Inc. 2.35%, 9/15/24	46,000	44,176
1.00%, 9/15/25	16,000	14,563

Royalty Pharma PLC 1.20%, 9/2/25	26,000	23,501
1.75%, 9/2/27	110,000	94,832

S&P Global, Inc. 2.95%, 1/22/27	50,000	47,023

Sherwin-Williams Co. 3.45%, 6/1/27	190,000	179,369

SITE Centers Corp. 4.25%, 2/1/26	90,000	84,677

Southern California Gas Co. 3.15%, 9/15/24	100,000	97,031

Southern Co. 3.25%, 7/1/26	177,000	166,838

Southern Co. Gas Capital Corp. 3.25%, 6/15/26	100,000	94,310

Southwestern Electric Power Co. 1.65%, 3/15/26, Series N	121,000	109,599

Stanley Black & Decker, Inc. 3.40%, 3/1/26	37,000	35,134

Starbucks Corp. 2.45%, 6/15/26	50,000	46,642

State Street Corp. 3.55%, 8/18/25	79,000	76,469

Steel Dynamics, Inc. 1.65%, 10/15/27	180,000	154,314

Stifel Financial Corp. 4.25%, 7/18/24(b)	7,000	6,854

Stryker Corp. 3.50%, 3/15/26	77,000	73,920

Synchrony Financial 3.70%, 8/4/26	68,000	61,109
3.95%, 12/1/27	203,000	177,461

Take-Two Interactive Software, Inc. 3.70%, 4/14/27	150,000	142,221

Target Corp. 2.25%, 4/15/25	54,000	51,505

TCI Communications, Inc. 7.88%, 2/15/26	100,000	106,717

TD SYNNEX Corp. 1.75%, 8/9/26	125,000	109,284

Teledyne Technologies, Inc. 1.60%, 4/1/26	$70,000	$63,368

Textron, Inc. 4.00%, 3/15/26	14,000	13,538

Toyota Motor Credit Corp. 2.00%, 10/7/24	27,000	25,889
3.00%, 4/1/25	166,000	159,976
0.80%, 10/16/25	168,000	152,305
5.45%, 11/10/27	250,000	255,495

Truist Financial Corp. 4.00%, 5/1/25	54,000	52,315
3.70%, 6/5/25(b)	101,000	96,928
1.20%, 8/5/25	52,000	47,222
1.13%, 8/3/27	221,000	186,628

Tyson Foods, Inc. 4.00%, 3/1/26	45,000	43,548

U.S. Bancorp 3.95%, 11/17/25	66,000	63,542
3.15%, 4/27/27, Series X	79,000	73,261

Union Pacific Corp. 3.25%, 8/15/25	23,000	22,139

UnitedHealth Group, Inc. 5.25%, 2/15/28	92,000	93,923

Valero Energy Corp. 2.15%, 9/15/27	84,000	74,555

Verizon Communications, Inc. 3.50%, 11/1/24	76,000	74,030
3.38%, 2/15/25	46,000	44,463
1.45%, 3/20/26	106,000	96,166
2.63%, 8/15/26	101,000	93,991
2.10%, 3/22/28	213,000	187,216

VF Corp. 2.40%, 4/23/25	34,000	31,891

VMware, Inc. 1.40%, 8/15/26	342,000	302,212

Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	75,000	73,135
3.45%, 6/1/26	76,000	71,412

Waste Management, Inc. 3.15%, 11/15/27	120,000	112,739

WEC Energy Group, Inc. 3.55%, 6/15/25	26,000	24,944

Wells Fargo & Co. 3.00%, 2/19/25	86,000	82,636
2.41%, 10/30/25, (2.406% fixed rate until 10/30/24; 3-month Secured Overnight Financing Rate + 1.087% thereafter)(a)	145,000	138,218
2.16%, 2/11/26, (2.164% fixed rate until 2/11/25; 3-month Secured Overnight Financing Rate + 1.012% thereafter)(a)	100,000	94,230
3.91%, 4/25/26, (3.908% fixed rate until 4/25/25; Secured Overnight Financing Rate + 1.32% thereafter)(a)	76,000	73,486
2.19%, 4/30/26, (2.188% fixed rate until 4/30/25; Secured Overnight Financing Rate + 2.00% thereafter)(a)	236,000	221,356
4.10%, 6/3/26	50,000	48,018

See Notes to Financial Statements.

WisdomTree Trust	93

Schedule of Investments (concluded)

WisdomTree U.S. Short-Term Corporate Bond Fund (SFIG)

June 30, 2023

Investments	Principal Amount	Value
3.00%, 10/23/26	$135,000	$125,481
4.30%, 7/22/27	382,000	366,835

Western Midstream Operating LP 4.50%, 3/1/28	79,000	74,647

Western Union Co. 2.85%, 1/10/25	57,000	54,320
1.35%, 3/15/26	13,000	11,521

Whirlpool Corp. 3.70%, 5/1/25	41,000	39,703

Willis North America, Inc. 4.65%, 6/15/27	110,000	106,975

WRKCo, Inc. 3.00%, 9/15/24	30,000	28,942
3.75%, 3/15/25	89,000	85,800

WW Grainger, Inc. 1.85%, 2/15/25	32,000	30,383

Xcel Energy, Inc. 3.30%, 6/1/25	14,000	13,425
1.75%, 3/15/27(b)	70,000	62,091

Zimmer Biomet Holdings, Inc. 3.55%, 4/1/25	95,000	91,720

Zoetis, Inc. 3.00%, 9/12/27	80,000	74,595

Total United States		35,728,182
TOTAL CORPORATE BONDS (Cost: $38,636,091)		37,100,106
Investments	Shares	Value

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.5%

United States – 2.5%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(d)
(Cost: $930,195)	930,195	930,195

TOTAL INVESTMENTS IN SECURITIES – 101.5% (Cost: $39,566,286)		38,030,301

Other Assets less Liabilities – (1.5)%		(567,413)

NET ASSETS – 100.0%		$37,462,888
(a)	Rate shown reflects the accrual rate as of June 30, 2023 on securities with variable or step rates.

(b)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $1,004,205 and the total market value of the collateral held by the Fund was $1,033,051. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $102,856.

(c)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Corporate Bonds	$—	$37,100,106	$—	$37,100,106
Investment of Cash Collateral for Securities Loaned	—	930,195	—	930,195
Total Investments in Securities	$—	$38,030,301	$—	$38,030,301

See Notes to Financial Statements.

94	WisdomTree Trust

Schedule of Investments

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 88.4%

Brazil – 3.9%

Ambev SA	54,371	$173,685

B3 SA – Brasil Bolsa Balcao	77,423	234,484

Banco Santander Brasil SA	4,951	31,436

CCR SA	15,864	46,204

Centrais Eletricas Brasileiras SA	5,884	48,484

Cosan SA	6,898	25,539

Equatorial Energia SA	10,902	72,657

Hapvida Participacoes e Investimentos SA*(a)	60,122	54,588

JBS SA	16,104	58,287

Klabin SA	10,722	48,387

Localiza Rent a Car SA	7,243	102,849

Lojas Renner SA	14,635	60,676

Magazine Luiza SA*	45,763	31,970

Natura & Co. Holding SA*	9,133	31,693

Raia Drogasil SA	9,308	57,114

Rumo SA	15,864	73,006

Suzano SA	7,939	72,774

Telefonica Brasil SA	7,932	71,148

Vale SA	42,147	561,086

Via SA*	19,565	8,720

Vibra Energia SA	10,722	40,119

WEG SA	19,508	152,659

Total Brazil		2,057,565

Chile – 0.6%

Banco de Chile	537,138	56,041

Banco de Credito e Inversiones SA	725	22,142

Banco Santander Chile	906,417	42,872

Cencosud SA	34,968	67,739

Empresas CMPC SA	4,515	8,634

Empresas COPEC SA	4,792	35,545

Enel Americas SA*	419,379	55,936

Falabella SA	6,884	16,520

Total Chile		305,429

China – 26.2%

Agricultural Bank of China Ltd., Class H	330,000	129,699

Airtac International Group	1,000	32,911

Alibaba Group Holding Ltd.*	142,700	1,478,606

Anhui Conch Cement Co. Ltd., Class H	16,000	42,467

ANTA Sports Products Ltd.	13,000	132,794

Baidu, Inc., ADR*	2,580	353,228

Bank of China Ltd., Class H	765,000	306,523

Bank of Communications Co. Ltd., Class H	113,000	74,837

BeiGene Ltd., ADR*	457	81,483

Bilibili, Inc., ADR*(b)	1,517	22,907

BYD Co. Ltd., Class H	8,500	271,164

BYD Electronic International Co. Ltd.	7,500	22,682

China Conch Venture Holdings Ltd.	22,500	29,286

China Construction Bank Corp., Class H*	950,000	614,616

China Everbright Bank Co. Ltd., Class H	73,000	20,959

China International Capital Corp. Ltd., Class H*(a)	29,200	51,197

China Life Insurance Co. Ltd., Class H	73,000	121,657

China Longyuan Power Group Corp. Ltd., Class H	32,000	32,953

China Mengniu Dairy Co. Ltd.*	31,000	116,696

China Merchants Bank Co. Ltd., Class H	51,000	231,682

China Minsheng Banking Corp. Ltd., Class H	69,500	25,719

China Overseas Land & Investment Ltd.	40,500	88,270

China Pacific Insurance Group Co. Ltd., Class H	31,800	82,172

China Petroleum & Chemical Corp., Class H	238,000	139,400

China Resources Beer Holdings Co. Ltd.	12,000	79,014

China Resources Gas Group Ltd.	7,600	25,991

China Resources Land Ltd.	28,000	118,623

China Shenhua Energy Co. Ltd., Class H	48,500	148,224

China Taiping Insurance Holdings Co. Ltd.	22,200	23,059

China Tower Corp. Ltd., Class H(a)	444,000	49,292

China Yangtze Power Co. Ltd., Class A	22,100	67,016

CITIC Ltd.	64,000	76,360

CITIC Securities Co. Ltd., Class H	41,500	75,198

CMOC Group Ltd., Class H	36,000	18,835

Contemporary Amperex Technology Co. Ltd., Class A	2,140	67,302

COSCO Shipping Holdings Co. Ltd., Class H	54,800	49,369

Country Garden Holdings Co. Ltd.*(b)	148,000	30,028

Country Garden Services Holdings Co. Ltd.	12,000	15,497

CSPC Pharmaceutical Group Ltd.	118,000	102,542

Daqo New Energy Corp., ADR*	726	28,822

ENN Energy Holdings Ltd.	8,400	104,617

Foshan Haitian Flavouring & Food Co. Ltd., Class A	4,608	29,676

Fosun International Ltd.	17,000	11,671

Fuyao Glass Industry Group Co. Ltd., Class H(a)	12,400	51,267

GDS Holdings Ltd., ADR*	1,086	11,935

Geely Automobile Holdings Ltd.	71,000	86,614

GF Securities Co. Ltd., Class H*	32,400	44,735

Great Wall Motor Co. Ltd., Class H(b)	34,500	39,490

H World Group Ltd., ADR*	2,233	86,596

Haier Smart Home Co. Ltd., Class H	24,600	77,379

Haitong Securities Co. Ltd., Class H	44,400	27,195

Hangzhou Tigermed Consulting Co. Ltd., Class H(a)	1,100	6,267

Huatai Securities Co. Ltd., Class H(a)	36,800	45,456

Industrial & Commercial Bank of China Ltd., Class H	641,000	341,906

Innovent Biologics, Inc.*(a)	13,000	49,103

iQIYI, Inc., ADR*	2,701	14,423

JD Health International, Inc.*(a)(b)	4,600	29,027

JD.com, Inc., ADR(b)	8,278	282,528

JD.com, Inc., Class A	2,338	39,501

JOYY, Inc., ADR	794	24,384

Kingdee International Software Group Co. Ltd.*	26,000	34,770

Kweichow Moutai Co. Ltd., Class A	700	162,712

Lenovo Group Ltd.	84,000	87,574

Li Auto, Inc., ADR*	2,199	77,185

Li Ning Co. Ltd.	21,000	112,951

Longfor Group Holdings Ltd.(a)	19,000	46,163

LONGi Green Energy Technology Co. Ltd., Class A	4,572	18,018

Luzhou Laojiao Co. Ltd., Class A	900	25,927

Meituan, Class B*(a)	39,420	615,199

Muyuan Foods Co. Ltd., Class A*	700	4,056

NetEase, Inc., ADR	4,060	392,561

See Notes to Financial Statements.

WisdomTree Trust	95

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2023

Investments	Shares	Value

New China Life Insurance Co. Ltd., Class H	18,400	$48,485

NIO, Inc., ADR*	12,926	125,253

PDD Holdings, Inc., ADR*	3,763	260,174

People’s Insurance Co. Group of China Ltd., Class H	111,000	40,227

PetroChina Co. Ltd., Class H	224,000	154,924

PICC Property & Casualty Co. Ltd., Class H	84,000	93,362

Ping An Bank Co. Ltd., Class A	24,100	37,203

Ping An Healthcare & Technology Co. Ltd.*(a)(b)	4,600	11,118

Ping An Insurance Group Co. of China Ltd., Class H	62,000	394,393

Postal Savings Bank of China Co. Ltd., Class H(a)	153,000	94,105

SF Holding Co. Ltd., Class A	6,800	42,147

Shenzhou International Group Holdings Ltd.	8,500	81,078

Shimao Group Holdings Ltd.*†	9,500	1,405

Silergy Corp.	2,000	24,723

Sino Biopharmaceutical Ltd.	62,000	26,979

Smoore International Holdings Ltd.(a)(b)	5,000	5,079

Sunny Optical Technology Group Co. Ltd.	7,500	74,793

Tencent Holdings Ltd.	53,800	2,276,508

Tencent Music Entertainment Group, ADR*	4,446	32,811

Trip.com Group Ltd., ADR*	5,277	184,695

Want Want China Holdings Ltd.	81,000	53,748

Weibo Corp., ADR	1,021	13,385

Weichai Power Co. Ltd., Class H	30,000	43,948

Wharf Holdings Ltd.	9,000	21,384

Wuliangye Yibin Co. Ltd., Class A	3,400	76,447

WuXi AppTec Co. Ltd., Class H(a)	4,340	34,613

Wuxi Biologics Cayman, Inc.*(a)	34,000	162,915

Xiaomi Corp., Class B*(a)	152,200	208,200

Xinyi Solar Holdings Ltd.	66,026	76,249

XPeng, Inc., ADR*	2,173	29,162

Yum China Holdings, Inc.	3,769	212,948

Zai Lab Ltd., ADR*(b)	1,035	28,701

Zijin Mining Group Co. Ltd., Class H	68,000	99,788

Zoomlion Heavy Industry Science & Technology Co. Ltd., Class H*	62,400	32,249

ZTE Corp., Class H	22,400	89,753

ZTO Express Cayman, Inc., ADR	3,236	81,159

Total China		13,734,077

Czech Republic – 0.2%

CEZ AS	2,009	83,029

Hungary – 0.3%

MOL Hungarian Oil & Gas PLC	2,904	25,380

OTP Bank Nyrt	1,983	70,356

Richter Gedeon Nyrt	2,350	57,875

Total Hungary		153,611

India – 14.7%

Adani Green Energy Ltd.*	3,541	40,829

Adani Ports & Special Economic Zone Ltd.	5,704	51,400

Ambuja Cements Ltd.*	9,507	49,357

Apollo Hospitals Enterprise Ltd.	1,208	75,072

Asian Paints Ltd.	3,272	134,095

Aurobindo Pharma Ltd.	3,755	33,293

Avenue Supermarts Ltd.*(a)	2,326	110,272

Axis Bank Ltd.	21,671	260,848

Bajaj Finance Ltd.	2,675	233,490

Bajaj Finserv Ltd.	4,092	76,217

Bandhan Bank Ltd.*(a)	9,317	27,490

Bharti Airtel Ltd.	24,391	261,270

Britannia Industries Ltd.	786	48,141

Cipla Ltd.	3,225	39,900

Divi’s Laboratories Ltd.	1,170	51,109

Dr. Reddy’s Laboratories Ltd.	1,221	76,794

GAIL India Ltd.	8,599	11,011

Godrej Consumer Products Ltd.*	5,361	70,642

Grasim Industries Ltd.	4,180	88,386

HCL Technologies Ltd.	11,283	163,387

HDFC Life Insurance Co. Ltd.(a)	7,016	55,693

Hindalco Industries Ltd.	21,465	110,143

Hindustan Unilever Ltd.	8,360	272,920

Housing Development Finance Corp. Ltd.	16,386	563,659

ICICI Bank Ltd.	49,218	560,717

ICICI Lombard General Insurance Co. Ltd.(a)	1,789	29,319

Infosys Ltd.	32,690	532,173

ITC Ltd.	28,907	159,130

JSW Steel Ltd.	10,211	97,684

Kotak Mahindra Bank Ltd.	4,524	101,830

Larsen & Toubro Ltd.	8,011	241,742

Lupin Ltd.	3,161	34,785

Mahindra & Mahindra Ltd.	8,292	146,926

Marico Ltd.	5,361	34,697

Maruti Suzuki India Ltd.	1,410	168,250

NTPC Ltd.	39,323	90,667

Oil & Natural Gas Corp. Ltd.	24,740	48,342

Pidilite Industries Ltd.	1,513	47,898

Power Grid Corp. of India Ltd.	32,565	101,284

Reliance Industries Ltd.	27,436	852,899

Samvardhana Motherson International Ltd.	22,777	23,794

SBI Life Insurance Co. Ltd.(a)	4,722	75,225

Shriram Finance Ltd.	2,727	57,680

State Bank of India	16,722	116,768

Sun Pharmaceutical Industries Ltd.	8,214	105,293

Tata Consultancy Services Ltd.	8,955	360,471

Tata Consumer Products Ltd.	8,052	84,499

Tata Motors Ltd.*	19,572	142,085

Tata Steel Ltd.	63,382	86,532

Tech Mahindra Ltd.	7,260	100,077

Titan Co. Ltd.	3,407	126,570

UltraTech Cement Ltd.	1,338	135,286

UPL Ltd.	3,187	26,710

Vedanta Ltd.	21,480	72,777

Wipro Ltd.	10,722	50,861

Total India		7,718,389

Indonesia – 2.0%

Astra International Tbk PT	257,000	116,136

Bank Central Asia Tbk PT	528,100	322,302

Bank Mandiri Persero Tbk PT	491,000	170,299

See Notes to Financial Statements.

96	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2023

Investments	Shares	Value

Bank Rakyat Indonesia Persero Tbk PT	596,300	$215,770

Charoen Pokphand Indonesia Tbk PT*	151,300	53,234

Telkom Indonesia Persero Tbk PT	532,700	142,124

Unilever Indonesia Tbk PT	120,700	34,296

Total Indonesia		1,054,161

Luxembourg – 0.1%

Reinet Investments SCA	1,824	40,258

Malaysia – 1.0%

CIMB Group Holdings Bhd	90,643	98,265

Dialog Group Bhd	31,200	13,770

Hartalega Holdings Bhd	31,200	12,634

Hong Leong Bank Bhd	7,300	29,654

IHH Healthcare Bhd	45,600	57,544

Malayan Banking Bhd	4,850	8,967

Petronas Chemicals Group Bhd	38,500	49,491

Petronas Gas Bhd	19,200	68,696

Press Metal Aluminium Holdings Bhd	46,000	46,320

Public Bank Bhd	125,000	103,107

Tenaga Nasional Bhd	21,400	41,493

Top Glove Corp. Bhd*	30,700	5,328

Total Malaysia		535,269

Mexico – 3.3%

America Movil SAB de CV, Series B	370,213	401,502

Cemex SAB de CV, Series CPO*	148,532	104,792

Fibra Uno Administracion SA de CV	33,668	49,077

Fomento Economico Mexicano SAB de CV(b)	23,298	257,466

Grupo Aeroportuario del Pacifico SAB de CV, Class B	3,615	64,758

Grupo Aeroportuario del Sureste SAB de CV, Class B	3,080	85,701

Grupo Bimbo SAB de CV, Series A	20,566	109,902

Grupo Financiero Banorte SAB de CV, Class O	27,751	228,490

Grupo Mexico SAB de CV, Series B	29,496	141,731

Grupo Televisa SAB, Series CPO	22,417	23,018

Sitios Latinoamerica SAB de CV*(b)	18,918	7,611

Wal-Mart de Mexico SAB de CV	59,312	234,198

Total Mexico		1,708,246

Philippines – 0.6%

ACEN Corp.*	8,730	853

Ayala Corp.	4,550	51,518

Ayala Land, Inc.	132,500	58,329

Bank of the Philippine Islands	21,437	42,253

BDO Unibank, Inc.	27,742	69,205

JG Summit Holdings, Inc.	34,030	27,403

SM Investments Corp.	20	335

SM Prime Holdings, Inc.	105,800	62,963

Total Philippines		312,859

Poland – 0.8%

Allegro.eu SA*(a)	4,094	32,244

Bank Polska Kasa Opieki SA	2,741	74,749

CD Projekt SA	756	28,813

Dino Polska SA*(a)	116	13,556

KGHM Polska Miedz SA	2,201	60,890

Polski Koncern Naftowy Orlen SA	3,499	55,470

Powszechna Kasa Oszczednosci Bank Polski SA	6,197	55,138

Powszechny Zaklad Ubezpieczen SA	8,399	81,469

Total Poland		402,329

Russia – 0.0%

Gazprom PJSC*†	99,020	0

Lukoil PJSC*†	2,998	0

Magnit PJSC*†	903	0

MMC Norilsk Nickel PJSC*†	367	0

MMC Norilsk Nickel PJSC, ADR*†	8	0

Mobile TeleSystems PJSC, ADR*†	2,887	0

Novatek PJSC*†	6,960	0

Novolipetsk Steel PJSC*†	12,900	0

Polymetal International PLC*	2,011	4,909

Polyus PJSC*†	326	0

Rosneft Oil Co. PJSC*†	3,254	0

Rosneft Oil Co. PJSC, GDR*†(c)	1,340	0

Sberbank of Russia PJSC, ADR*†	21,191	0

Severstal PAO, GDR*†(c)	2,080	0

Surgutneftegas PJSC*†	112,960	0

Tatneft PJSC*†	12,210	0

TCS Group Holding PLC, GDR*†(c)	430	0

X5 Retail Group NV, GDR*†(c)	1,673	0

Yandex NV, Class A*†	2,324	0

Total Russia		4,909

South Africa – 4.9%

Absa Group Ltd.	9,241	82,136

Anglo American Platinum Ltd.	873	39,338

AngloGold Ashanti Ltd.	4,863	102,397

Aspen Pharmacare Holdings Ltd.	6,379	62,003

Bid Corp. Ltd.	2,617	57,253

Bidvest Group Ltd.	4,515	62,530

Capitec Bank Holdings Ltd.	611	50,708

Clicks Group Ltd.	2,322	32,116

Discovery Ltd.*	4,747	36,649

Exxaro Resources Ltd.	2,542	22,104

FirstRand Ltd.	37,583	136,277

Gold Fields Ltd.	8,966	124,177

Growthpoint Properties Ltd.	49,596	30,612

Impala Platinum Holdings Ltd.(b)	6,970	46,237

Mr. Price Group Ltd.	4,366	33,326

MTN Group Ltd.	18,402	134,572

MultiChoice Group	4,478	22,635

Naspers Ltd., Class N	4,769	858,060

Nedbank Group Ltd.	6,355	76,894

Northam Platinum Holdings Ltd.*	4,221	28,037

Old Mutual Ltd.	79,039	50,709

Remgro Ltd.	6,831	53,173

Sanlam Ltd.	20,944	64,690

Sasol Ltd.	6,346	78,357

Shoprite Holdings Ltd.	7,373	88,049

Sibanye Stillwater Ltd.	20,970	32,191

Standard Bank Group Ltd.	7,816	73,459

See Notes to Financial Statements.

WisdomTree Trust	97

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2023

Investments	Shares	Value

Vodacom Group Ltd.	6,159	$38,210

Woolworths Holdings Ltd.	14,554	54,969

Total South Africa		2,571,868

South Korea – 11.8%

Amorepacific Corp.	418	30,962

Celltrion Healthcare Co. Ltd.	1,054	52,394

Celltrion, Inc.	910	105,596

CJ CheilJedang Corp.	73	14,931

Coway Co. Ltd.	566	18,879

E-Mart, Inc.	184	10,739

Hana Financial Group, Inc.	2,801	83,330

Hankook Tire & Technology Co. Ltd.	941	24,567

Hanon Systems	2,393	16,617

Hanwha Galleria Corp.*	4,812	5,540

Hanwha Solutions Corp.*	1,202	38,587

HD Korea Shipbuilding & Offshore Engineering Co. Ltd.*	376	33,244

HLB, Inc.*	1,302	32,114

Hyundai Engineering & Construction Co. Ltd.	1,290	37,300

Hyundai Glovis Co. Ltd.	184	27,607

Hyundai Motor Co.	1,592	249,496

Hyundai Steel Co.	756	19,364

Kakao Corp.	467	17,402

KB Financial Group, Inc.	3,155	114,333

Kia Corp.	2,477	166,368

Korea Electric Power Corp.*	2,431	38,006

Korea Investment Holdings Co. Ltd.	488	19,110

Korean Air Lines Co. Ltd.	1,675	30,954

KT&G Corp.	867	54,482

Kumho Petrochemical Co. Ltd.	274	27,594

LG Chem Ltd.	465	235,385

LG Display Co. Ltd.*	3,413	40,822

LG Electronics, Inc.	1,020	98,079

LG H&H Co. Ltd.	76	26,474

Lotte Chemical Corp.	111	13,024

NAVER Corp.	1,112	154,270

NCSoft Corp.	142	31,791

Orion Corp.	256	23,314

POSCO Future M Co. Ltd.	257	68,851

POSCO Holdings, Inc.	576	169,611

S-Oil Corp.	542	27,436

Samsung Biologics Co. Ltd.*(a)	154	86,955

Samsung Electro-Mechanics Co. Ltd.	543	59,548

Samsung Electronics Co. Ltd.	50,354	2,759,123

Samsung Fire & Marine Insurance Co. Ltd.	274	47,828

Samsung Heavy Industries Co. Ltd.*	4,451	22,531

Samsung Life Insurance Co. Ltd.	488	24,925

Samsung SDI Co. Ltd.	520	264,015

Samsung SDS Co. Ltd.	304	28,355

Shinhan Financial Group Co. Ltd.	3,760	97,021

SK Hynix, Inc.	5,096	445,535

SK Innovation Co. Ltd.*	469	56,416

SK Square Co. Ltd.*	330	11,082

SK Telecom Co. Ltd.	1,029	36,392

SK, Inc.	412	46,495

Woori Financial Group, Inc.	5,173	46,287

Yuhan Corp.	524	24,020

Total South Korea		6,215,101

Taiwan – 15.8%

Acer, Inc.	71,000	71,468

Advantech Co. Ltd.	3,000	39,445

ASE Technology Holding Co. Ltd.	40,000	141,919

Asia Cement Corp.	10,000	14,256

AUO Corp.	55,800	33,325

Cathay Financial Holding Co. Ltd.	86,468	119,799

Chang Hwa Commercial Bank Ltd.	29,220	17,498

Cheng Shin Rubber Industry Co. Ltd.	26,000	33,518

China Development Financial Holding Corp.*	144,000	57,333

China Steel Corp.	120,000	113,278

Chunghwa Telecom Co. Ltd.	38,000	142,144

Compal Electronics, Inc.	67,000	62,924

CTBC Financial Holding Co. Ltd.	158,000	126,067

Delta Electronics, Inc.	15,000	165,920

E.Sun Financial Holding Co. Ltd.	117,535	98,309

Evergreen Marine Corp. Taiwan Ltd.	5,600	16,812

Far EasTone Telecommunications Co. Ltd.	8,000	20,190

First Financial Holding Co. Ltd.	108,660	96,468

Formosa Chemicals & Fibre Corp.	37,000	79,716

Formosa Petrochemical Corp.	8,000	21,654

Formosa Plastics Corp.	40,000	110,068

Fubon Financial Holding Co. Ltd.	71,739	140,048

Giant Manufacturing Co. Ltd.	2,036	15,036

Hon Hai Precision Industry Co. Ltd.	122,000	442,646

Hotai Motor Co. Ltd.	2,000	52,272

Hua Nan Financial Holdings Co. Ltd., Class C	158,698	113,121

Innolux Corp.	64,200	31,436

Largan Precision Co. Ltd.	1,000	68,391

Lite-On Technology Corp., ADR	37,000	122,959

MediaTek, Inc.	13,000	287,178

Mega Financial Holding Co. Ltd.	104,650	128,357

Nan Ya Plastics Corp.	43,000	100,098

Nanya Technology Corp.	24,000	54,559

Novatek Microelectronics Corp.	5,000	68,471

President Chain Store Corp.	4,000	36,282

Quanta Computer, Inc.	31,000	151,295

SinoPac Financial Holdings Co. Ltd.	153,625	85,582

Taishin Financial Holding Co. Ltd.	115,103	69,850

Taiwan Cement Corp.	46,997	57,417

Taiwan Cooperative Financial Holding Co. Ltd.	103,113	92,868

Taiwan Mobile Co. Ltd.	26,000	79,809

Taiwan Semiconductor Manufacturing Co. Ltd.	216,000	3,994,798

Uni-President Enterprises Corp.	69,000	169,041

Unimicron Technology Corp.	10,000	56,511

United Microelectronics Corp.	116,000	180,642

Winbond Electronics Corp.*	45,000	39,662

Yuanta Financial Holding Co. Ltd.	115,490	85,659

Total Taiwan		8,306,099

See Notes to Financial Statements.

98	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2023

Investments	Shares	Value

Thailand – 2.1%

Advanced Info Service PCL, NVDR	14,800	$89,330

Airports of Thailand PCL, NVDR*	45,800	93,008

Bangkok Dusit Medical Services PCL, NVDR	75,500	59,093

Central Pattana PCL, NVDR	38,500	71,125

Charoen Pokphand Foods PCL, NVDR	64,500	35,839

CP ALL PCL, NVDR	42,300	74,566

Delta Electronics Thailand PCL, NVDR	35,200	91,338

Energy Absolute PCL, NVDR	27,400	44,050

Gulf Energy Development PCL, NVDR	14,700	19,383

Home Product Center PCL, NVDR	91,100	35,972

Intouch Holdings PCL, NVDR	22,900	47,796

Kasikornbank PCL, NVDR	14,000	51,135

Minor International PCL, NVDR	48,300	46,659

PTT Exploration & Production PCL, NVDR	14,000	59,230

PTT Global Chemical PCL, NVDR	27,400	28,787

PTT Oil & Retail Business PCL, NVDR	68,800	41,138

PTT PCL, NVDR	135,900	128,407

SCB X PCL, NVDR	4,900	14,719

Siam Cement PCL, NVDR	10,700	97,177

Total Thailand		1,128,752

Turkey – 0.1%

BIM Birlesik Magazalar AS	5,267	34,447
TOTAL COMMON STOCKS (Cost: $51,375,995)		46,366,398

PREFERRED STOCKS – 2.8%

Brazil – 2.7%

Banco Bradesco SA	77,357	263,790

Gerdau SA	16,333	84,881

Itau Unibanco Holding SA	53,986	318,052

Itausa SA	68,174	136,235

Petroleo Brasileiro SA	96,148	588,568

Total Brazil		1,391,526

Chile – 0.1%

Sociedad Quimica y Minera de Chile SA, Class B	947	68,944
TOTAL PREFERRED STOCKS (Cost: $1,189,953)		1,460,470

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 0.7%

United States – 0.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(d)
(Cost: $400,070)	400,070	400,070

TOTAL INVESTMENTS IN SECURITIES – 91.9% (Cost: $52,966,018)		48,226,938

Other Assets less Liabilities – 8.1%		4,236,993

NET ASSETS – 100.0%		$52,463,931
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $1,405, which represents less than 0.01% of net assets.

(a)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(b)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $455,225 and the total market value of the collateral held by the Fund was $478,154. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $78,084.

(c)

This security is exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. This security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(d)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	30	9/29/23	$6,100,312	$(85,546)
5 Year U.S. Treasury Note	56	9/29/23	5,997,250	(121,379)
10 Year U.S. Treasury Note	53	9/20/23	5,950,078	(112,625)
U.S. Treasury Long Bond	48	9/20/23	6,091,500	(13,565)
Ultra 10 Year U.S. Treasury Note	51	9/20/23	6,040,313	(73,711)
			$30,179,453	$(406,826)

See Notes to Financial Statements.

WisdomTree Trust	99

Schedule of Investments (concluded)

WisdomTree Emerging Markets Efficient Core Fund (NTSE)

June 30, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
China	$13,732,672	$—	$1,405	*	$13,734,077
Russia	4,909	—	0	*	4,909
Other	32,627,412	—	—		32,627,412
Preferred Stocks	1,460,470	—	—		1,460,470
Investment of Cash Collateral for Securities Loaned	—	400,070	—		400,070
Total Investments in Securities	$47,825,463	$400,070	$1,405		$48,226,938
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(406,826)	$—	$—		$(406,826)
Total – Net	$47,418,637	$400,070	$1,405		$47,820,112
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

100	WisdomTree Trust

Schedule of Investments

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 90.5%

Australia – 6.6%

ANZ Group Holdings Ltd.	46,878	$739,855

Aristocrat Leisure Ltd.	10,878	279,935

ASX Ltd.(a)	4,557	191,102

BHP Group Ltd.	81,857	2,451,420

Brambles Ltd.	24,108	231,244

Cochlear Ltd.(a)	132	20,127

Coles Group Ltd.	20,866	255,844

Commonwealth Bank of Australia(a)	29,106	1,942,672

CSL Ltd.	7,654	1,413,219

Dexus	3,528	18,318

Fortescue Metals Group Ltd.(a)	26,460	390,659

Goodman Group(a)	29,673	396,419

Insurance Australia Group Ltd.	51,009	193,539

Lottery Corp. Ltd.	31,017	105,916

Macquarie Group Ltd.	5,709	674,991

National Australia Bank Ltd.(a)	54,261	952,454

Newcrest Mining Ltd.	12,643	222,346

Northern Star Resources Ltd.(a)	19,602	157,621

QBE Insurance Group Ltd.	27,667	288,587

Ramsay Health Care Ltd.(a)	2,940	110,160

Rio Tinto Ltd.	5,418	413,628

Rio Tinto PLC	18,689	1,184,568

Santos Ltd.(a)	13,965	69,904

Scentre Group	42,643	75,221

Sonic Healthcare Ltd.	8,067	191,004

South32 Ltd.	79,086	197,940

Stockland	14,564	39,069

Tabcorp Holdings Ltd.	31,017	22,918

Telstra Group Ltd.	107,163	306,732

Transurban Group(a)	45,129	428,072

Wesfarmers Ltd.	20,433	671,084

Westpac Banking Corp.	60,270	856,134

Woodside Energy Group Ltd.(a)	27,953	640,822

Woolworths Group Ltd.	23,080	610,380

Total Australia		16,743,904

Austria – 0.1%

Erste Group Bank AG	4,383	153,450

Belgium – 0.6%

Ageas SA/NV	2,940	119,032

Anheuser-Busch InBev SA	13,083	739,799

KBC Group NV	3,938	274,623

Solvay SA	735	82,033

UCB SA	1,764	156,271

Umicore SA	3,586	100,116

Total Belgium		1,471,874

China – 0.3%

BOC Hong Kong Holdings Ltd.	76,500	233,797

Prosus NV*	8,272	605,651

Total China		839,448

Denmark – 3.0%

Ambu A/S, Class B*	3,969	64,930

AP Moller – Maersk A/S, Class B	147	257,929

Carlsberg A/S, Class B	903	144,285

Chr Hansen Holding A/S	1,764	122,410

Coloplast A/S, Class B	2,478	309,784

Danske Bank A/S*	3,972	96,610

DSV A/S	3,534	742,027

Genmab A/S*	1,029	388,993

GN Store Nord A/S*	2,627	65,513

Novo Nordisk A/S, Class B	27,036	4,355,170

Novozymes A/S, Class B	3,528	164,333

Orsted A/S(b)	3,392	320,470

Pandora A/S	1,617	144,337

Vestas Wind Systems A/S*	16,331	434,211

Total Denmark		7,611,002

Finland – 0.9%

Elisa Oyj	1,260	67,276

Fortum Oyj	7,326	98,030

Kesko Oyj, Class B	6,027	113,427

Kone Oyj, Class B	6,909	360,529

Neste Oyj	7,644	294,054

Nokia Oyj	104,804	438,556

Nordea Bank Abp	37,611	408,448

Sampo Oyj, Class A	6,027	270,383

Stora Enso Oyj, Class R	6,618	76,715

UPM-Kymmene Oyj	6,321	188,060

Total Finland		2,315,478

France – 11.4%

Air Liquide SA	8,843	1,584,155

Airbus SE	10,129	1,462,676

Alstom SA(a)	5,144	153,323

Arkema SA	294	27,681

Atos SE*	1,470	20,977

AXA SA	32,634	962,190

BNP Paribas SA	17,097	1,076,642

Bouygues SA	988	33,156

Bureau Veritas SA	1,323	36,258

Capgemini SE	3,034	574,467

Carrefour SA(a)	5,004	94,747

Cie de Saint-Gobain	9,261	563,082

Cie Generale des Etablissements Michelin SCA	8,820	260,388

Credit Agricole SA	10,682	126,703

Danone SA	8,825	540,520

Dassault Systemes SE	11,734	520,073

Edenred	3,234	216,426

Eiffage SA	443	46,195

Engie SA	29,120	483,793

EssilorLuxottica SA	4,619	869,788

Hermes International	462	1,003,044

Kering SA	1,323	729,780

L’Oreal SA	4,300	2,003,655

Legrand SA	4,704	465,992

LVMH Moet Hennessy Louis Vuitton SE	4,704	4,428,973

Orange SA	17,049	199,062

Pernod Ricard SA	3,675	811,508

See Notes to Financial Statements.

WisdomTree Trust	101

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2023

Investments	Shares	Value

Publicis Groupe SA	3,243	$260,051

Renault SA	2,744	115,497

Safran SA	5,297	829,060

Sanofi	18,090	1,938,094

Sartorius Stedim Biotech	441	110,035

Schneider Electric SE	9,279	1,685,140

Societe Generale SA	9,279	240,937

Sodexo SA	1,176	129,392

Teleperformance	1,029	172,269

Thales SA	1,237	185,161

TotalEnergies SE	42,131	2,415,457

Unibail-Rodamco-Westfield*(a)	783	41,132

Valeo	1,303	27,906

Veolia Environnement SA	8,232	260,003

Vinci SA	8,653	1,004,273

Vivendi SE	12,794	117,333

Worldline SA*(b)	4,432	161,983

Total France		28,988,977

Germany – 7.5%

adidas AG	3,381	655,772

Allianz SE, Registered Shares	6,927	1,611,229

BASF SE	15,582	755,989

Bayer AG, Registered Shares	15,752	870,786

Bayerische Motoren Werke AG	4,468	548,489

Beiersdorf AG	1,617	213,903

Brenntag SE	2,205	171,764

Continental AG	1,617	121,903

Covestro AG*(b)	3,533	183,397

Daimler Truck Holding AG	1,492	53,716

Delivery Hero SE*(b)	1,587	69,958

Deutsche Bank AG, Registered Shares	31,409	329,582

Deutsche Boerse AG	3,211	592,391

Deutsche Post AG, Registered Shares	16,711	815,504

Deutsche Telekom AG, Registered Shares	53,166	1,158,690

Deutsche Wohnen SE	3,808	87,744

E.ON SE	35,242	449,085

Fresenius Medical Care AG & Co. KGaA	2,662	127,119

Fresenius SE & Co. KGaA	5,964	165,076

Hannover Rueck SE	589	124,889

Heidelberg Materials AG	2,244	184,105

HelloFresh SE*	1,902	46,897

Infineon Technologies AG	24,809	1,022,713

Knorr-Bremse AG	1,029	78,562

Mercedes-Benz Group AG	12,509	1,005,398

Merck KGaA	2,236	369,703

MTU Aero Engines AG	884	228,959

Muenchener Rueckversicherungs – Gesellschaft AG in Muenchen, Registered Shares	2,352	881,689

Puma SE	1,764	106,080

RWE AG	11,455	498,272

SAP SE	17,841	2,435,792

Scout24 SE(b)	2,746	174,001

Siemens AG, Registered Shares	12,534	2,085,923

Siemens Energy AG*	7,514	132,640

Siemens Healthineers AG(b)	4,683	264,961

Symrise AG	2,020	211,611

Vonovia SE	2,623	51,210

Zalando SE*(b)	2,921	84,004

Total Germany		18,969,506

Hong Kong – 1.8%

AIA Group Ltd.	205,800	2,077,276

CK Asset Holdings Ltd.	65,500	362,747

CLP Holdings Ltd.	23,500	182,624

Hang Seng Bank Ltd.	16,300	231,918

Hong Kong & China Gas Co. Ltd.	171,100	147,812

Hong Kong Exchanges & Clearing Ltd.	17,300	651,680

Link REIT	55,894	310,261

MTR Corp. Ltd.	11,500	52,829

Power Assets Holdings Ltd.	19,000	99,527

Sun Hung Kai Properties Ltd.	18,000	226,705

Techtronic Industries Co. Ltd.	10,000	108,657

WH Group Ltd.(b)	288,500	152,780

Total Hong Kong		4,604,816

Ireland – 0.7%

CRH PLC	12,198	672,055

Flutter Entertainment PLC*	2,738	550,384

Kerry Group PLC, Class A	1,907	185,958

Kingspan Group PLC	2,807	186,503

Smurfit Kappa Group PLC	2,627	87,501

Total Ireland		1,682,401

Israel – 0.3%

Bank Hapoalim BM	15,723	128,718

Bank Leumi Le-Israel BM	18,833	140,019

Check Point Software Technologies Ltd.*	1,669	209,660

Nice Ltd.*	1,472	300,274

Teva Pharmaceutical Industries Ltd., ADR*	869	6,543

Wix.com Ltd.*	870	68,069

Total Israel		853,283

Italy – 1.9%

Assicurazioni Generali SpA	15,727	319,485

Enel SpA	141,283	950,734

Eni SpA	41,162	591,974

Ferrari NV	1,962	641,093

FinecoBank Banca Fineco SpA	13,230	177,754

Intesa Sanpaolo SpA	260,657	682,504

Moncler SpA	3,969	274,274

Nexi SpA*(a)(b)	9,857	77,235

Prysmian SpA	4,263	178,038

Snam SpA(a)	8,232	42,993

Telecom Italia SpA*(a)	144,787	40,723

Terna – Rete Elettrica Nazionale	10,889	92,734

UniCredit SpA	32,046	743,471

Total Italy		4,813,012

Japan – 20.9%

Aeon Co. Ltd.	14,700	299,218

Ajinomoto Co., Inc.(a)	14,700	582,162

See Notes to Financial Statements.

102	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2023

Investments	Shares	Value

Asahi Group Holdings Ltd.(a)	14,300	$551,480

Asahi Kasei Corp.	44,100	296,573

Astellas Pharma, Inc.	45,500	676,511

Bridgestone Corp.(a)	14,700	599,249

Canon, Inc.(a)	28,400	744,705

Central Japan Railway Co.	500	62,476

Chugai Pharmaceutical Co. Ltd.(a)	14,700	415,569

Dai-ichi Life Holdings, Inc.	28,400	537,996

Daiichi Sankyo Co. Ltd.	31,400	988,480

Daikin Industries Ltd.	4,100	830,155

Daiwa House Industry Co. Ltd.	13,900	364,678

FANUC Corp.	3,000	104,445

Fast Retailing Co. Ltd.	1,500	381,084

Fujitsu Ltd.	1,500	192,981

Hitachi Ltd.	14,700	904,772

Honda Motor Co. Ltd.	29,400	883,007

Hoya Corp.	2,700	318,971

ITOCHU Corp.	28,900	1,137,125

Japan Exchange Group, Inc.(a)	14,700	255,077

Japan Post Holdings Co. Ltd.	64,200	460,396

Japan Tobacco, Inc.(a)	29,400	641,355

Kao Corp.(a)	14,700	530,292

KDDI Corp.	29,400	905,179

Keyence Corp.	3,000	1,408,309

Kirin Holdings Co. Ltd.(a)	29,400	427,468

Komatsu Ltd.	27,000	724,994

Kubota Corp.(a)	29,200	424,055

Kyowa Kirin Co. Ltd.(a)	14,200	261,728

M3, Inc.	13,700	294,692

Marubeni Corp.	43,100	727,602

MINEBEA MITSUMI, Inc.	14,700	275,113

MISUMI Group, Inc.	14,500	287,823

Mitsubishi Chemical Group Corp.	58,800	351,169

Mitsubishi Corp.	29,400	1,409,638

Mitsubishi Electric Corp.	55,800	782,555

Mitsubishi Estate Co. Ltd.(a)	31,700	375,044

Mitsubishi Heavy Industries Ltd.	11,300	524,678

Mitsubishi UFJ Financial Group, Inc.	243,600	1,794,956

Mitsui Fudosan Co. Ltd.	27,400	542,275

Mizuho Financial Group, Inc.	57,400	873,301

Murata Manufacturing Co. Ltd.	14,700	837,646

Nexon Co. Ltd.	13,800	262,280

Nidec Corp.	300	16,283

Nihon M&A Center Holdings, Inc.	13,600	103,363

Nintendo Co. Ltd.	14,700	665,357

Nippon Paint Holdings Co. Ltd.(a)	27,100	221,810

Nippon Steel Corp.	17,800	369,953

Nippon Telegraph & Telephone Corp.	410,000	483,655

Nissan Motor Co. Ltd.	71,600	291,384

Nomura Holdings, Inc.	119,400	452,041

Nomura Research Institute Ltd.	2,300	63,032

NTT Data Corp.	17,000	236,061

Odakyu Electric Railway Co. Ltd.(a)	14,700	195,834

Olympus Corp.	29,000	454,658

Ono Pharmaceutical Co. Ltd.	13,100	236,196

Otsuka Holdings Co. Ltd.(a)	13,400	488,680

Pan Pacific International Holdings Corp.(a)	13,500	240,326

Panasonic Holdings Corp.	59,300	719,428

Rakuten Group, Inc.(a)	31,600	109,097

Recruit Holdings Co. Ltd.	29,400	928,164

Renesas Electronics Corp.*	28,300	528,955

Resona Holdings, Inc.	68,800	328,589

Sekisui House Ltd.	28,800	578,949

Seven & I Holdings Co. Ltd.	14,700	631,082

Shimadzu Corp.	11,300	346,189

Shin-Etsu Chemical Co. Ltd.	13,400	442,047

Shiseido Co. Ltd.	100	4,492

SoftBank Corp.(a)	73,500	783,132

SoftBank Group Corp.	29,400	1,377,702

Sompo Holdings, Inc.	12,900	576,477

Sony Group Corp.	26,100	2,341,208

Subaru Corp.	15,000	280,520

Sumitomo Chemical Co. Ltd.	88,200	266,367

Sumitomo Corp.	31,100	654,341

Sumitomo Electric Industries Ltd.	29,400	357,393

Sumitomo Mitsui Financial Group, Inc.	28,800	1,227,241

Sumitomo Mitsui Trust Holdings, Inc.	14,000	495,257

Sumitomo Realty & Development Co. Ltd.(a)	13,300	326,944

Suzuki Motor Corp.	13,400	482,191

Takeda Pharmaceutical Co. Ltd.	29,400	920,841

Terumo Corp.	14,700	463,980

Tokio Marine Holdings, Inc.	30,000	688,069

Tokyo Electron Ltd.	8,100	1,152,219

Tokyo Gas Co. Ltd.	14,300	310,962

Toray Industries, Inc.	45,100	249,753

Toshiba Corp.(a)	12,500	390,649

Toyota Motor Corp.(a)	204,900	3,272,644

Unicharm Corp.(a)	13,800	509,951

Yamato Holdings Co. Ltd.	14,000	252,133

Z Holdings Corp.	75,600	181,187

Total Japan		52,946,048

Luxembourg – 0.2%

ArcelorMittal SA	9,996	271,878

Eurofins Scientific SE(a)	2,042	129,570

Total Luxembourg		401,448

Macau – 0.1%

Sands China Ltd.*	63,200	215,328

Netherlands – 3.9%

Adyen NV*(a)(b)	294	508,652

Aegon NV(a)	20,864	105,391

Akzo Nobel NV	2,793	227,684

Argenx SE*	686	265,991

ASM International NV(a)	1,179	499,530

ASML Holding NV	7,219	5,221,742

Ferrovial SE	7,760	245,265

Heineken NV	3,822	392,712

ING Groep NV, Series N	60,561	815,197

See Notes to Financial Statements.

WisdomTree Trust	103

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2023

Investments	Shares	Value

Just Eat Takeaway.com NV*(a)(b)	1,621	$24,823

Koninklijke Ahold Delhaize NV	15,262	520,505

Koninklijke KPN NV	52,626	187,690

Koninklijke Philips NV*(a)	16,128	348,535

QIAGEN NV*	2,793	125,360

Randstad NV(a)	882	46,487

Wolters Kluwer NV	3,234	410,341

Total Netherlands		9,945,905

New Zealand – 0.1%

Xero Ltd.*	3,320	262,830

Norway – 0.4%

DNB Bank ASA	12,787	239,543

Equinor ASA(a)	17,227	501,845

Mowi ASA(a)	8,085	128,442

Norsk Hydro ASA	23,373	139,188

Telenor ASA	5,880	59,714

Yara International ASA	2,061	72,909

Total Norway		1,141,641

Portugal – 0.1%

EDP – Energias de Portugal SA	55,368	270,380

Singapore – 0.8%

DBS Group Holdings Ltd.	31,800	740,398

Oversea-Chinese Banking Corp. Ltd.	58,800	533,538

Singapore Telecommunications Ltd.	190,100	351,166

United Overseas Bank Ltd.	14,700	304,134

Total Singapore		1,929,236

Spain – 2.3%

ACS Actividades de Construccion y Servicios SA	3,294	115,611

Aena SME SA(b)	1,323	213,622

Amadeus IT Group SA*	8,375	636,858

Banco Bilbao Vizcaya Argentaria SA	103,236	792,018

Banco Santander SA	198,608	733,467

CaixaBank SA	46,305	191,315

Cellnex Telecom SA*(b)	5,724	230,998

Endesa SA(a)	4,471	95,850

Grifols SA*	2,490	31,893

Iberdrola SA	100,362	1,308,465

Industria de Diseno Textil SA	18,816	727,932

Repsol SA(a)	23,813	346,313

Telefonica SA(a)	76,596	310,532

Total Spain		5,734,874

Sweden – 2.3%

Alfa Laval AB	5,550	201,934

Alleima AB	1,663	7,553

Assa Abloy AB, Class B	17,663	423,534

Atlas Copco AB, Class A	76,440	1,099,754

Boliden AB*	4,556	131,412

Epiroc AB, Class A	18,399	347,325

EQT AB(a)	2,884	55,377

Essity AB, Class B	8,232	218,808

Evolution AB(b)	2,710	342,673

H & M Hennes & Mauritz AB, Class B(a)	13,968	239,471

Hexagon AB, Class B	41,891	514,848

Kinnevik AB, Class B*(a)	5,202	71,952

Nibe Industrier AB, Class B	20,079	190,356

Sandvik AB	21,756	423,385

Skandinaviska Enskilda Banken AB, Class A	10,291	113,521

Skanska AB, Class B(a)	2,793	39,084

SKF AB, Class B	6,336	110,046

Svenska Cellulosa AB SCA, Class B(a)	11,319	144,038

Svenska Handelsbanken AB, Class A	13,821	115,596

Swedbank AB, Class A	7,643	128,677

Telefonaktiebolaget LM Ericsson, Class B	47,459	256,643

Telia Co. AB(a)	10,878	23,818

Volvo AB, Class B	25,431	525,040

Total Sweden		5,724,845

Switzerland – 9.9%

ABB Ltd., Registered Shares	35,478	1,395,089

Accelleron Industries AG	1,883	45,083

Adecco Group AG, Registered Shares(a)	1,908	62,338

Alcon, Inc.	9,114	754,873

Cie Financiere Richemont SA, Class A, Registered Shares	8,946	1,516,415

DSM-Firmenich AG*	2,704	290,935

Geberit AG, Registered Shares	882	461,481

Givaudan SA, Registered Shares	147	487,179

Holcim AG, Registered Shares*	5,880	395,659

Julius Baer Group Ltd.	2,058	129,601

Kuehne & Nagel International AG, Registered Shares	969	286,698

Logitech International SA, Registered Shares	3,839	228,456

Lonza Group AG, Registered Shares	1,080	643,908

Nestle SA, Registered Shares	45,880	5,518,010

Novartis AG, Registered Shares	34,963	3,517,208

Partners Group Holding AG	441	414,850

Roche Holding AG	11,463	3,504,310

Schindler Holding AG, Participation Certificate	1,227	287,601

Sika AG, Registered Shares	2,527	722,242

Sonova Holding AG, Registered Shares	1,171	311,778

STMicroelectronics NV	15,972	793,991

Straumann Holding AG, Registered Shares	1,470	238,496

Swatch Group AG, Bearer Shares	735	214,507

Swiss Life Holding AG, Registered Shares	294	171,868

Swiss Re AG	3,822	384,657

Swisscom AG, Registered Shares	190	118,462

Temenos AG, Registered Shares	1,275	101,384

UBS Group AG, Registered Shares	47,796	966,712

Zurich Insurance Group AG	2,352	1,117,046

Total Switzerland		25,080,837

United Kingdom – 13.8%

Abrdn PLC	26,480	73,458

Admiral Group PLC	2,492	65,962

Anglo American PLC	19,493	553,392

Antofagasta PLC	6,175	114,697

Ashtead Group PLC	7,760	537,088

Associated British Foods PLC	4,284	108,439

See Notes to Financial Statements.

104	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2023

Investments	Shares	Value

AstraZeneca PLC	20,482	$2,936,248

Aviva PLC	37,765	189,746

BAE Systems PLC	43,719	515,247

Barclays PLC	279,946	545,894

Barratt Developments PLC	18,231	95,841

BP PLC	328,810	1,916,053

British American Tobacco PLC	37,359	1,238,706

BT Group PLC	145,710	226,652

Bunzl PLC	5,586	212,982

Burberry Group PLC	6,174	166,406

CK Hutchison Holdings Ltd.	68,000	415,206

CNH Industrial NV	19,719	284,085

Coca-Cola Europacific Partners PLC	2,352	151,539

Compass Group PLC	31,591	884,395

Croda International PLC	2,659	190,188

DCC PLC	762	42,606

Diageo PLC	40,238	1,728,582

Dowlais Group PLC*	22,389	36,150

Entain PLC	10,416	168,443

Experian PLC	16,311	625,843

Ferguson PLC	3,637	573,826

Glencore PLC*	162,532	918,493

Haleon PLC	79,086	324,010

Halma PLC	8,209	237,639

HSBC Holdings PLC	321,048	2,537,559

Imperial Brands PLC	10,814	239,016

Informa PLC	28,224	260,508

InterContinental Hotels Group PLC	2,940	203,110

Intertek Group PLC	2,793	151,445

James Hardie Industries PLC*	9,454	250,149

Johnson Matthey PLC	3,087	68,525

Kingfisher PLC	27,381	80,657

Legal & General Group PLC	111,427	322,000

Lloyds Banking Group PLC	1,132,782	627,767

London Stock Exchange Group PLC	5,125	545,101

Melrose Industries PLC	22,389	144,086

Mondi PLC	7,200	109,753

National Grid PLC	57,522	760,924

NatWest Group PLC	68,978	211,170

Next PLC	1,911	167,639

Ocado Group PLC*	5,270	38,056

Pearson PLC	12,054	125,970

Persimmon PLC	3,046	39,713

Prudential PLC	41,508	584,969

Reckitt Benckiser Group PLC	11,886	893,379

RELX PLC	29,904	996,464

Rentokil Initial PLC	28,371	221,827

Rolls-Royce Holdings PLC*	151,986	291,870

Sage Group PLC	23,086	271,432

Segro PLC	8,548	77,898

Shell PLC	124,329	3,702,691

Smith & Nephew PLC	16,746	269,958

Smiths Group PLC	6,023	125,887

Spirax-Sarco Engineering PLC	1,323	174,339

SSE PLC	16,446	384,928

St. James’s Place PLC	10,437	144,301

Standard Chartered PLC	41,911	363,927

Taylor Wimpey PLC	56,742	74,123

Tesco PLC	114,804	362,555

Unilever PLC	41,957	2,185,691

United Utilities Group PLC	10,110	123,598

Vodafone Group PLC	443,564	417,136

Whitbread PLC	3,675	158,201

WPP PLC	20,581	215,448

Total United Kingdom		35,001,586

United States – 0.6%

GSK PLC	61,609	1,087,800

Stellantis NV	27,954	490,710

Total United States		1,578,510
TOTAL COMMON STOCKS (Cost: $216,399,141)		229,280,619

PREFERRED STOCKS – 0.5%

Germany – 0.5%

Henkel AG & Co. KGaA	4,557	364,226

Porsche Automobil Holding SE*	2,205	132,696

Sartorius AG	735	254,278
Volkswagen AG	3,363	451,071
TOTAL PREFERRED STOCKS (Cost: $1,358,145)		1,202,271

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.3%

United States – 2.3%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(c)
(Cost: $5,929,191)	5,929,191	5,929,191

TOTAL INVESTMENTS IN SECURITIES – 93.3% (Cost: $223,686,477)		236,412,081

Other Assets less Liabilities – 6.7%		16,945,163

NET ASSETS – 100.0%		$253,357,244
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $11,491,272 and the total market value of the collateral held by the Fund was $12,075,543. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $6,146,352.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

WisdomTree Trust	105

Schedule of Investments (concluded)

WisdomTree International Efficient Core Fund (NTSI)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	143	9/29/23	$29,078,156	$(395,730)
5 Year U.S. Treasury Note	270	9/29/23	28,915,313	(567,835)
10 Year U.S. Treasury Note	257	9/20/23	28,852,266	(531,809)
U.S. Treasury Long Bond	229	9/20/23	29,061,531	(69,401)
Ultra 10 Year U.S. Treasury Note	245	9/20/23	29,017,187	(347,619)
			$144,924,453	$(1,912,394)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$229,280,619	$—	$—	$229,280,619
Preferred Stocks	1,202,271	—	—	1,202,271
Investment of Cash Collateral for Securities Loaned	—	5,929,191	—	5,929,191
Total Investments in Securities	$230,482,890	$5,929,191	$—	$236,412,081
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(1,912,394)	$—	$—	$(1,912,394)
Total – Net	$228,570,496	$5,929,191	$—	$234,499,687
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

106	WisdomTree Trust

Schedule of Investments

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 91.3%

Argentina – 0.1%

Broadline Retail – 0.1%

MercadoLibre, Inc.*	797	$944,126

Brazil – 0.1%

Banks – 0.1%

NU Holdings Ltd., Class A*	49,031	386,855

China – 0.2%

Hotels, Restaurants & Leisure – 0.1%

Yum China Holdings, Inc.	7,733	436,914

Semiconductors & Semiconductor Equipment – 0.1%

NXP Semiconductors NV	4,423	905,300
Total China		1,342,214

Ireland – 0.0%

Technology Hardware, Storage & Peripherals – 0.0%

Seagate Technology Holdings PLC	4,181	258,679

Israel – 0.0%

Software – 0.0%

Check Point Software Technologies Ltd.*	2,220	278,876

Russia – 0.0%

Interactive Media & Services – 0.0%

Yandex NV, Class A*†	6,719	0

South Korea – 0.0%

Broadline Retail – 0.0%

Coupang, Inc.*	21,441	373,073

United Kingdom – 0.1%

Beverages – 0.1%

Coca-Cola Europacific Partners PLC	9,325	600,810

United States – 90.8%

Aerospace & Defense – 1.5%

Axon Enterprise, Inc.*	1,258	245,461

Boeing Co.*	12,517	2,643,090

General Dynamics Corp.	5,214	1,121,792

Howmet Aerospace, Inc.	7,962	394,597

L3Harris Technologies, Inc.	3,251	636,448

Lockheed Martin Corp.	5,064	2,331,364

Northrop Grumman Corp.	2,922	1,331,847

Raytheon Technologies Corp.	27,532	2,697,035

Textron, Inc.	3,787	256,115

TransDigm Group, Inc.	884	790,446

Total Aerospace & Defense		12,448,195

Air Freight & Logistics – 0.5%

Expeditors International of Washington, Inc.	3,241	392,582

FedEx Corp.	4,636	1,149,265

United Parcel Service, Inc., Class B	14,392	2,579,766

Total Air Freight & Logistics		4,121,613

Automobile Components – 0.1%

Aptiv PLC*	5,104	521,067

BorgWarner, Inc.	4,990	244,061

Total Automobile Components		765,128

Automobiles – 2.0%

Ford Motor Co.	83,737	1,266,941

General Motors Co.	25,909	999,051

Tesla, Inc.*	57,753	15,118,003

Total Automobiles		17,383,995

Banks – 2.7%

Bank of America Corp.	149,466	4,288,179

Citigroup, Inc.	38,771	1,785,017

Citizens Financial Group, Inc.	7,333	191,245

Fifth Third Bancorp	14,857	389,402

First Citizens BancShares, Inc., Class A	285	365,783

Huntington Bancshares, Inc.	30,319	326,839

JPMorgan Chase & Co.	61,945	9,009,281

M&T Bank Corp.	2,943	364,226

PNC Financial Services Group, Inc.	8,133	1,024,351

Regions Financial Corp.	21,906	390,365

Truist Financial Corp.	28,968	879,179

U.S. Bancorp	33,881	1,119,428

Wells Fargo & Co.	77,116	3,291,311

Total Banks		23,424,606

Beverages – 1.5%

Brown-Forman Corp., Class B	5,928	395,872

Coca-Cola Co.	82,713	4,980,977

Constellation Brands, Inc., Class A	3,881	955,230

Keurig Dr. Pepper, Inc.	20,631	645,131

Monster Beverage Corp.*	16,004	919,270

PepsiCo, Inc.	28,057	5,196,718

Total Beverages		13,093,198

Biotechnology – 1.9%

AbbVie, Inc.	35,167	4,738,050

Alnylam Pharmaceuticals, Inc.*	1,816	344,931

Amgen, Inc.	10,392	2,307,232

Biogen, Inc.*	2,439	694,749

BioMarin Pharmaceutical, Inc.*	3,346	290,031

Exact Sciences Corp.*	3,393	318,603

Gilead Sciences, Inc.	22,812	1,758,121

Horizon Therapeutics PLC*	4,517	464,573

Incyte Corp.*	4,889	304,340

Moderna, Inc.*	7,153	869,090

Regeneron Pharmaceuticals, Inc.*	1,790	1,286,187

Sarepta Therapeutics, Inc.*	1,781	203,960

Seagen, Inc.*	3,551	683,425

Vertex Pharmaceuticals, Inc.*	4,660	1,639,901

Total Biotechnology		15,903,193

Broadline Retail – 3.0%

Amazon.com, Inc.*	193,749	25,257,119

eBay, Inc.	11,775	526,225

Etsy, Inc.*	2,269	191,980

Total Broadline Retail		25,975,324

Building Products – 0.3%

Carlisle Cos., Inc.	973	249,603

Carrier Global Corp.	13,449	668,550

See Notes to Financial Statements.

WisdomTree Trust	107

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

Johnson Controls International PLC	14,613	$995,730

Trane Technologies PLC	4,184	800,232

Total Building Products		2,714,115

Capital Markets – 2.7%

Ameriprise Financial, Inc.	2,011	667,974

Ares Management Corp., Class A	2,853	274,887

Bank of New York Mellon Corp.	16,601	739,077

BlackRock, Inc.	3,185	2,201,281

Blackstone, Inc.	15,173	1,410,634

Charles Schwab Corp.	30,063	1,703,971

CME Group, Inc.	7,613	1,410,613

Coinbase Global, Inc., Class A*	3,724	266,452

FactSet Research Systems, Inc.	825	330,536

Goldman Sachs Group, Inc.	6,825	2,201,336

Intercontinental Exchange, Inc.	12,034	1,360,805

KKR & Co., Inc.	14,431	808,136

LPL Financial Holdings, Inc.	1,673	363,760

MarketAxess Holdings, Inc.	707	184,824

Moody’s Corp.	3,159	1,098,447

Morgan Stanley	27,140	2,317,756

MSCI, Inc.	1,543	724,114

Nasdaq, Inc.	7,461	371,931

Northern Trust Corp.	4,546	337,040

Raymond James Financial, Inc.	3,817	396,090

S&P Global, Inc.	6,988	2,801,419

State Street Corp.	6,589	482,183

T. Rowe Price Group, Inc.	4,716	528,286

Total Capital Markets		22,981,552

Chemicals – 1.5%

Air Products & Chemicals, Inc.	4,394	1,316,135

Albemarle Corp.	2,172	484,551

CF Industries Holdings, Inc.	2,897	201,110

Corteva, Inc.	14,352	822,370

Dow, Inc.	15,028	800,391

DuPont de Nemours, Inc.	9,291	663,749

Ecolab, Inc.	5,462	1,019,701

FMC Corp.	2,466	257,302

International Flavors & Fragrances, Inc.	4,113	327,354

Linde PLC	10,471	3,990,289

LyondellBasell Industries NV, Class A	5,179	475,588

Mosaic Co.	5,313	185,955

PPG Industries, Inc.	4,184	620,487

Sherwin-Williams Co.	5,212	1,383,890

Total Chemicals		12,548,872

Commercial Services & Supplies – 0.6%

Cintas Corp.	1,894	941,470

Copart, Inc.*	9,530	869,231

Republic Services, Inc.	4,218	646,071

Rollins, Inc.	5,969	255,652

Waste Connections, Inc.	5,341	763,389

Waste Management, Inc.	7,389	1,281,401

Total Commercial Services & Supplies		4,757,214

Communications Equipment – 0.7%

Arista Networks, Inc.*	5,493	890,196

Cisco Systems, Inc.	82,068	4,246,198

Motorola Solutions, Inc.	2,840	832,915

Total Communications Equipment		5,969,309

Construction & Engineering – 0.1%

Quanta Services, Inc.	2,845	558,900

Construction Materials – 0.1%

Martin Marietta Materials, Inc.	1,178	543,871

Vulcan Materials Co.	2,459	554,357

Total Construction Materials		1,098,228

Consumer Finance – 0.5%

American Express Co.	12,493	2,176,281

Capital One Financial Corp.	8,387	917,286

Discover Financial Services	4,607	538,328

Synchrony Financial	8,599	291,678

Total Consumer Finance		3,923,573

Consumer Staples Distribution & Retail – 1.7%

Costco Wholesale Corp.	9,332	5,024,162

Dollar General Corp.	4,229	718,000

Dollar Tree, Inc.*	4,232	607,292

Kroger Co.	13,284	624,348

Sysco Corp.	10,415	772,793

Target Corp.	8,723	1,150,564

Walgreens Boots Alliance, Inc.	15,650	445,868

Walmart, Inc.	29,959	4,708,956

Total Consumer Staples Distribution & Retail		14,051,983

Containers & Packaging – 0.1%

Amcor PLC	31,679	316,156

Avery Dennison Corp.	1,691	290,514

Ball Corp.	6,308	367,189

Packaging Corp. of America	1,835	242,514

Total Containers & Packaging		1,216,373

Distributors – 0.1%

Genuine Parts Co.	2,849	482,136

LKQ Corp.	5,872	342,162

Pool Corp.	847	317,320

Total Distributors		1,141,618

Diversified REITs – 0.0%

W.P. Carey, Inc.	4,407	297,737

Diversified Telecommunication Services – 0.6%

AT&T, Inc.	150,756	2,404,558

Verizon Communications, Inc.	81,011	3,012,799

Total Diversified Telecommunication Services		5,417,357

Electric Utilities – 1.4%

Alliant Energy Corp.	4,466	234,376

American Electric Power Co., Inc.	10,701	901,024

Constellation Energy Corp.	5,617	514,236

Duke Energy Corp.	14,796	1,327,793

Edison International	7,410	514,625

See Notes to Financial Statements.

108	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

Entergy Corp.	4,255	$414,309

Evergy, Inc.	4,740	276,911

Eversource Energy	6,107	433,108

Exelon Corp.	19,355	788,523

FirstEnergy Corp.	10,706	416,249

NextEra Energy, Inc.	41,770	3,099,334

PG&E Corp.*	40,075	692,496

PPL Corp.	13,472	356,469

Southern Co.	20,366	1,430,712

Xcel Energy, Inc.	11,052	687,103

Total Electric Utilities		12,087,268

Electrical Equipment – 0.5%

AMETEK, Inc.	4,910	794,831

Eaton Corp. PLC	8,363	1,681,799

Emerson Electric Co.	11,887	1,074,466

Hubbell, Inc.	956	316,971

Rockwell Automation, Inc.	2,319	763,995

Total Electrical Equipment		4,632,062

Electronic Equipment, Instruments & Components – 0.5%

Amphenol Corp., Class A	10,975	932,326

CDW Corp.	2,727	500,404

Corning, Inc.	17,677	619,402

Keysight Technologies, Inc.*	3,294	551,580

TE Connectivity Ltd.	6,380	894,221

Teledyne Technologies, Inc.*	798	328,066

Trimble, Inc.*	5,139	272,059

Zebra Technologies Corp., Class A*	1,172	346,713

Total Electronic Equipment, Instruments & Components		4,444,771

Energy Equipment & Services – 0.3%

Baker Hughes Co.	17,529	554,092

Halliburton Co.	15,465	510,190

Schlumberger NV	29,913	1,469,327

Total Energy Equipment & Services		2,533,609

Entertainment – 1.3%

Activision Blizzard, Inc.*	15,335	1,292,740

Electronic Arts, Inc.	4,911	636,957

Liberty Media Corp. – Liberty Formula One, Class C*	3,623	272,739

Netflix, Inc.*	8,932	3,934,457

ROBLOX Corp., Class A*	9,209	371,123

Spotify Technology SA*	2,217	355,939

Take-Two Interactive Software, Inc.*	3,336	490,926

Walt Disney Co.*	38,699	3,455,047

Warner Bros Discovery, Inc.*	47,504	595,700

Total Entertainment		11,405,628

Financial Services – 3.9%

Apollo Global Management, Inc.	7,165	550,344

Berkshire Hathaway, Inc., Class A*	7	3,624,670

Berkshire Hathaway, Inc., Class B*	25,806	8,799,846

Block, Inc.*	11,578	770,747

Fidelity National Information Services, Inc.	12,775	698,792

Fiserv, Inc.*	12,235	1,543,445

FleetCor Technologies, Inc.*	1,352	339,460

Global Payments, Inc.	4,605	453,685

MasterCard, Inc., Class A	17,661	6,946,071

PayPal Holdings, Inc.*	23,927	1,596,649

Visa, Inc., Class A	34,062	8,089,044

Total Financial Services		33,412,753

Food Products – 0.9%

Archer-Daniels-Midland Co.	9,202	695,303

Bunge Ltd.	2,612	246,442

Campbell Soup Co.	3,933	179,777

Conagra Brands, Inc.	8,845	298,253

General Mills, Inc.	10,507	805,887

Hershey Co.	2,838	708,649

Hormel Foods Corp.	6,768	272,209

J.M. Smucker Co.	2,095	309,369

Kellogg Co.	4,878	328,777

Kraft Heinz Co.	17,153	608,931

Lamb Weston Holdings, Inc.	2,685	308,641

McCormick & Co., Inc., Non-Voting Shares	4,322	377,008

Mondelez International, Inc., Class A	28,408	2,072,080

Tyson Foods, Inc., Class A	6,325	322,828

Total Food Products		7,534,154

Gas Utilities – 0.0%

Atmos Energy Corp.	2,711	315,398

Ground Transportation – 0.9%

CSX Corp.	42,003	1,432,302

JB Hunt Transport Services, Inc.	1,730	313,182

Norfolk Southern Corp.	4,519	1,024,728

Old Dominion Freight Line, Inc.	1,819	672,575

Uber Technologies, Inc.*	38,956	1,681,731

Union Pacific Corp.	12,727	2,604,199

Total Ground Transportation		7,728,717

Health Care Equipment & Supplies – 2.4%

Abbott Laboratories	33,954	3,701,665

Align Technology, Inc.*	1,524	538,947

Baxter International, Inc.	10,058	458,243

Becton Dickinson & Co.	5,264	1,389,749

Boston Scientific Corp.*	29,397	1,590,084

Cooper Cos., Inc.	1,011	387,648

Dexcom, Inc.*	7,481	961,383

Edwards Lifesciences Corp.*	11,610	1,095,171

GE HealthCare Technologies, Inc.	7,555	613,768

Hologic, Inc.*	4,459	361,045

IDEXX Laboratories, Inc.*	1,565	785,990

Insulet Corp.*	983	283,438

Intuitive Surgical, Inc.*	6,776	2,316,985

Medtronic PLC	26,877	2,367,864

ResMed, Inc.	3,050	666,425

STERIS PLC	1,916	431,062

Stryker Corp.	7,555	2,304,955

Zimmer Biomet Holdings, Inc.	3,736	543,962

Total Health Care Equipment & Supplies		20,798,384

See Notes to Financial Statements.

WisdomTree Trust	109

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

Health Care Providers & Services – 2.5%

AmerisourceBergen Corp.	3,548	$682,742

Cardinal Health, Inc.	5,067	479,186

Centene Corp.*	11,046	745,053

Cigna Group	6,132	1,720,639

CVS Health Corp.	26,477	1,830,355

Elevance Health, Inc.	4,684	2,081,054

HCA Healthcare, Inc.	4,427	1,343,506

Humana, Inc.	2,296	1,026,610

Laboratory Corp. of America Holdings	1,850	446,461

McKesson Corp.	2,697	1,152,455

Molina Healthcare, Inc.*	883	265,995

Quest Diagnostics, Inc.	2,168	304,734

UnitedHealth Group, Inc.	19,737	9,486,392

Total Health Care Providers & Services		21,565,182

Health Care REITs – 0.2%

Healthpeak Properties, Inc.	13,682	275,008

Ventas, Inc.	7,874	372,204

Welltower, Inc.	9,777	790,862

Total Health Care REITs		1,438,074

Health Care Technology – 0.1%

Veeva Systems, Inc., Class A*	2,659	525,764

Hotels, Restaurants & Leisure – 1.9%

Airbnb, Inc., Class A*	8,109	1,039,250

Booking Holdings, Inc.*	803	2,168,365

Chipotle Mexican Grill, Inc.*	528	1,129,392

Darden Restaurants, Inc.	1,905	318,287

Domino’s Pizza, Inc.	738	248,699

DoorDash, Inc., Class A*	6,139	469,142

Expedia Group, Inc.*	2,426	265,380

Hilton Worldwide Holdings, Inc.	5,429	790,191

Las Vegas Sands Corp.*	6,995	405,710

Marriott International, Inc., Class A	5,908	1,085,241

McDonald’s Corp.	15,257	4,552,841

MGM Resorts International	5,998	263,432

Starbucks Corp.	24,115	2,388,832

Yum! Brands, Inc.	5,987	829,499

Total Hotels, Restaurants & Leisure		15,954,261

Household Durables – 0.3%

D.R. Horton, Inc.	4,994	607,720

Garmin Ltd.	3,339	348,224

Lennar Corp., Class A	4,492	562,892

NVR, Inc.*	59	374,687

PulteGroup, Inc.	4,115	319,653

Total Household Durables		2,213,176

Household Products – 1.3%

Church & Dwight Co., Inc.	4,549	455,946

Clorox Co.	2,384	379,152

Colgate-Palmolive Co.	16,543	1,274,473

Kimberly-Clark Corp.	6,733	929,558

Procter & Gamble Co.	50,176	7,613,706

Total Household Products		10,652,835

Independent Power & Renewable Electricity Producers – 0.0%

AES Corp.	9,726	201,620

Industrial Conglomerates – 0.7%

3M Co.	11,097	1,110,699

General Electric Co.	20,713	2,275,323

Honeywell International, Inc.	14,157	2,937,577

Total Industrial Conglomerates		6,323,599

Industrial REITs – 0.3%

Prologis, Inc.	17,819	2,185,144

Insurance – 1.8%

Aflac, Inc.	11,325	790,485

Allstate Corp.	5,046	550,216

American International Group, Inc.	14,064	809,242

Aon PLC, Class A	4,033	1,392,192

Arch Capital Group Ltd.*	6,194	463,621

Arthur J Gallagher & Co.	4,159	913,192

Brown & Brown, Inc.	5,320	366,229

Chubb Ltd.	8,297	1,597,670

Cincinnati Financial Corp.	3,022	294,101

Everest Re Group Ltd.	733	250,583

Hartford Financial Services Group, Inc.	5,591	402,664

Loews Corp.	3,981	236,392

Markel Group, Inc.*	301	416,337

Marsh & McLennan Cos., Inc.	9,798	1,842,808

MetLife, Inc.	12,752	720,871

Principal Financial Group, Inc.	4,148	314,584

Progressive Corp.	11,788	1,560,377

Prudential Financial, Inc.	8,326	734,520

Travelers Cos., Inc.	4,161	722,599

W.R. Berkley Corp.	4,306	256,465

Willis Towers Watson PLC	1,904	448,392

Total Insurance		15,083,540

Interactive Media & Services – 4.9%

Alphabet, Inc., Class A*	125,262	14,993,861

Alphabet, Inc., Class C*	108,889	13,172,302

Meta Platforms, Inc., Class A*	44,461	12,759,418

Pinterest, Inc., Class A*	12,697	347,136

Snap, Inc., Class A*	24,582	291,051

Total Interactive Media & Services		41,563,768

IT Services – 1.3%

Accenture PLC, Class A	13,952	4,305,308

Akamai Technologies, Inc.*	3,341	300,256

Cloudflare, Inc., Class A*	4,731	309,265

Cognizant Technology Solutions Corp., Class A	9,475	618,528

EPAM Systems, Inc.*	901	202,500

Gartner, Inc.*	1,555	544,732

GoDaddy, Inc., Class A*	3,183	239,139

International Business Machines Corp.	17,647	2,361,345

MongoDB, Inc.*	1,241	510,039

Okta, Inc.*	3,105	215,332

Snowflake, Inc., Class A*	6,884	1,211,446

See Notes to Financial Statements.

110	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

Twilio, Inc., Class A*	3,854	$245,191

VeriSign, Inc.*	1,790	404,486

Total IT Services		11,467,567

Life Sciences Tools & Services – 1.4%

Agilent Technologies, Inc.	5,934	713,564

Avantor, Inc.*	8,899	182,786

Bio-Rad Laboratories, Inc., Class A*	486	184,252

Bio-Techne Corp.	3,642	297,297

Danaher Corp.	14,471	3,473,040

Illumina, Inc.*	2,809	526,659

IQVIA Holdings, Inc.*	3,771	847,608

Mettler-Toledo International, Inc.*	435	570,563

Revvity, Inc.	1,955	232,234

Thermo Fisher Scientific, Inc.	8,024	4,186,522

Waters Corp.*	1,194	318,249

West Pharmaceutical Services, Inc.	1,471	562,613

Total Life Sciences Tools & Services		12,095,387

Machinery – 1.6%

Caterpillar, Inc.	10,176	2,503,805

Cummins, Inc.	2,762	677,132

Deere & Co.	5,711	2,314,040

Dover Corp.	2,928	432,319

Fortive Corp.	6,931	518,231

Graco, Inc.	3,374	291,345

IDEX Corp.	1,474	317,293

Illinois Tool Works, Inc.	5,404	1,351,865

Ingersoll Rand, Inc.	6,825	446,082

Nordson Corp.	1,092	271,012

Otis Worldwide Corp.	8,941	795,838

PACCAR, Inc.	10,866	908,941

Parker-Hannifin Corp.	2,754	1,074,170

Snap-on, Inc.	1,094	315,280

Stanley Black & Decker, Inc.	3,252	304,745

Toro Co.	1,948	198,014

Westinghouse Air Brake Technologies Corp.	3,728	408,850

Xylem, Inc.	3,224	363,087

Total Machinery		13,492,049

Media – 0.7%

Charter Communications, Inc., Class A*	2,694	989,695

Comcast Corp., Class A	88,699	3,685,444

Interpublic Group of Cos., Inc.	7,192	277,467

Omnicom Group, Inc.	4,219	401,438

Trade Desk, Inc., Class A*	8,373	646,563

Total Media		6,000,607

Metals & Mining – 0.4%

Freeport-McMoRan, Inc.	26,635	1,065,400

Newmont Corp.	16,006	682,816

Nucor Corp.	4,569	749,225

Reliance Steel & Aluminum Co.	1,034	280,824

Steel Dynamics, Inc.	3,265	355,656

Total Metals & Mining		3,133,921

Multi-Utilities – 0.6%

Ameren Corp.	5,125	418,559

CenterPoint Energy, Inc.	10,400	303,160

CMS Energy Corp.	5,909	347,154

Consolidated Edison, Inc.	6,746	609,838

Dominion Energy, Inc.	15,652	810,617

DTE Energy Co.	3,487	383,640

NiSource, Inc.	8,530	233,295

Public Service Enterprise Group, Inc.	9,987	625,286

Sempra Energy	5,856	852,575

WEC Energy Group, Inc.	6,138	541,617

Total Multi-Utilities		5,125,741

Office REITs – 0.0%

Alexandria Real Estate Equities, Inc.	3,330	377,922

Oil, Gas & Consumable Fuels – 3.4%

APA Corp.	5,502	188,003

Cheniere Energy, Inc.	4,760	725,234

Chevron Corp.	34,336	5,402,770

ConocoPhillips	24,175	2,504,772

Coterra Energy, Inc.	14,968	378,690

Devon Energy Corp.	12,094	584,624

Diamondback Energy, Inc.	3,792	498,117

EOG Resources, Inc.	11,918	1,363,896

EQT Corp.	7,348	302,223

Exxon Mobil Corp.	81,024	8,689,824

Hess Corp.	4,585	623,331

Kinder Morgan, Inc.	41,416	713,184

Marathon Oil Corp.	11,931	274,652

Marathon Petroleum Corp.	9,058	1,056,163

Occidental Petroleum Corp.	14,343	843,368

ONEOK, Inc.	8,838	545,481

Phillips 66	9,134	871,201

Pioneer Natural Resources Co.	4,135	856,689

Targa Resources Corp.	4,510	343,211

Texas Pacific Land Corp.	147	193,525

Valero Energy Corp.	7,231	848,196

Williams Cos., Inc.	22,752	742,398

Total Oil, Gas & Consumable Fuels		28,549,552

Passenger Airlines – 0.2%

Delta Air Lines, Inc.*	13,850	658,429

Southwest Airlines Co.	11,763	425,938

United Airlines Holdings, Inc.*	5,979	328,068

Total Passenger Airlines		1,412,435

Personal Care Products – 0.1%

Estee Lauder Cos., Inc., Class A	4,852	952,836

Pharmaceuticals – 3.7%

Bristol-Myers Squibb Co.	41,493	2,653,477

Eli Lilly & Co.	16,980	7,963,281

Johnson & Johnson	54,195	8,970,357

Merck & Co., Inc.	50,524	5,829,964

Pfizer, Inc.	113,141	4,150,012

Royalty Pharma PLC, Class A	6,464	198,703

See Notes to Financial Statements.

WisdomTree Trust	111

Schedule of Investments (continued)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

Viatris, Inc.	25,088	$250,378

Zoetis, Inc.	9,467	1,630,312

Total Pharmaceuticals		31,646,484

Professional Services – 0.7%

Automatic Data Processing, Inc.	8,188	1,799,641

Booz Allen Hamilton Holding Corp.	2,473	275,987

Broadridge Financial Solutions, Inc.	2,269	375,814

CoStar Group, Inc.*	7,947	707,283

Equifax, Inc.	2,097	493,424

Jacobs Solutions, Inc.	2,290	272,258

Leidos Holdings, Inc.	2,685	237,569

Paychex, Inc.	6,237	697,733

Paycom Software, Inc.	1,195	383,882

SS&C Technologies Holdings, Inc.	5,157	312,514

Verisk Analytics, Inc.	3,095	699,563

Total Professional Services		6,255,668

Real Estate Management & Development – 0.1%

CBRE Group, Inc., Class A*	6,508	525,261

Residential REITs – 0.3%

AvalonBay Communities, Inc.	2,162	409,202

Equity LifeStyle Properties, Inc.	3,849	257,460

Equity Residential	5,233	345,221

Essex Property Trust, Inc.	1,422	333,174

Invitation Homes, Inc.	9,144	314,554

Mid-America Apartment Communities, Inc.	2,650	402,429

Sun Communities, Inc.	1,893	246,961

UDR, Inc.	7,020	301,579

Total Residential REITs		2,610,580

Retail REITs – 0.2%

Kimco Realty Corp.	10,147	200,099

Realty Income Corp.	13,505	807,464

Simon Property Group, Inc.	6,578	759,627

Total Retail REITs		1,767,190

Semiconductors & Semiconductor Equipment – 6.3%

Advanced Micro Devices, Inc.*	33,466	3,812,112

Analog Devices, Inc.	10,750	2,094,207

Applied Materials, Inc.	16,653	2,407,025

Broadcom, Inc.	7,006	6,077,215

Enphase Energy, Inc.*	2,642	442,482

Entegris, Inc.	2,447	271,177

First Solar, Inc.*	2,091	397,478

Intel Corp.	82,901	2,772,209

KLA Corp.	2,805	1,360,481

Lam Research Corp.	2,648	1,702,293

Marvell Technology, Inc.	15,661	936,215

Microchip Technology, Inc.	11,146	998,570

Micron Technology, Inc.	20,208	1,275,327

Monolithic Power Systems, Inc.	837	452,173

NVIDIA Corp.	49,440	20,914,109

ON Semiconductor Corp.*	7,692	727,509

QUALCOMM, Inc.	21,982	2,616,737

Skyworks Solutions, Inc.	3,398	376,125

SolarEdge Technologies, Inc.*	1,124	302,412

Teradyne, Inc.	2,667	296,917

Texas Instruments, Inc.	18,056	3,250,441

Total Semiconductors & Semiconductor Equipment		53,483,214

Software – 10.0%

Adobe, Inc.*	9,192	4,494,796

ANSYS, Inc.*	1,721	568,395

Atlassian Corp., Class A*	2,162	362,805

Autodesk, Inc.*	4,486	917,880

Cadence Design Systems, Inc.*	5,471	1,283,059

Crowdstrike Holdings, Inc., Class A*	4,723	693,667

Datadog, Inc., Class A*	6,478	637,306

DocuSign, Inc.*	4,431	226,380

Fair Isaac Corp.*	470	380,329

Fortinet, Inc.*	13,311	1,006,179

HubSpot, Inc.*	945	502,825

Intuit, Inc.	5,513	2,526,001

Microsoft Corp.	156,400	53,260,456

Oracle Corp.	32,935	3,922,229

Palantir Technologies, Inc., Class A*	40,228	616,695

Palo Alto Networks, Inc.*	6,401	1,635,520

PTC, Inc.*	2,107	299,826

Roper Technologies, Inc.	1,934	929,867

Salesforce, Inc.*	21,127	4,463,290

ServiceNow, Inc.*	4,008	2,252,376

Splunk, Inc.*	3,138	332,910

Synopsys, Inc.*	3,036	1,321,905

Tyler Technologies, Inc.*	886	368,992

VMware, Inc., Class A*	4,934	708,966

Workday, Inc., Class A*	4,058	916,662

Zoom Video Communications, Inc., Class A*	5,489	372,593

Total Software		85,001,909

Specialized REITs – 1.0%

American Tower Corp.	9,837	1,907,788

Crown Castle, Inc.	9,253	1,054,287

Digital Realty Trust, Inc.	6,056	689,597

Equinix, Inc.	1,837	1,440,098

Extra Space Storage, Inc.	2,204	328,065

Gaming & Leisure Properties, Inc.	4,914	238,132

Iron Mountain, Inc.	5,594	317,851

Public Storage	3,174	926,427

SBA Communications Corp.	2,205	511,031

VICI Properties, Inc.	18,054	567,437

Weyerhaeuser Co.	12,381	414,887

Total Specialized REITs		8,395,600

Specialty Retail – 1.8%

AutoZone, Inc.*	329	820,315

Best Buy Co., Inc.	4,170	341,732

Home Depot, Inc.	21,453	6,664,160

Lowe’s Cos., Inc.	12,337	2,784,461

O’Reilly Automotive, Inc.*	1,238	1,182,661

Ross Stores, Inc.	6,151	689,712

TJX Cos., Inc.	24,203	2,052,172

See Notes to Financial Statements.

112	WisdomTree Trust

Schedule of Investments (concluded)

WisdomTree U.S. Efficient Core Fund (NTSX)

June 30, 2023

Investments	Shares	Value

Tractor Supply Co.	2,303	$509,193

Ulta Beauty, Inc.*	991	466,360

Total Specialty Retail		15,510,766

Technology Hardware, Storage & Peripherals – 7.3%

Apple, Inc.	312,980	60,708,731

Hewlett Packard Enterprise Co.	26,983	453,314

HP, Inc.	17,952	551,306

NetApp, Inc.	2,746	209,794

Total Technology Hardware, Storage & Peripherals		61,923,145

Textiles, Apparel & Luxury Goods – 0.4%

Lululemon Athletica, Inc.*	2,192	829,672

NIKE, Inc., Class B	25,601	2,825,582

Total Textiles, Apparel & Luxury Goods		3,655,254

Tobacco – 0.5%

Altria Group, Inc.	35,511	1,608,648

Philip Morris International, Inc.	28,338	2,766,356

Total Tobacco		4,375,004

Trading Companies & Distributors – 0.2%

Fastenal Co.	10,930	644,761

United Rentals, Inc.	1,368	609,266

W.W. Grainger, Inc.	933	735,754

Total Trading Companies & Distributors		1,989,781

Water Utilities – 0.1%

American Water Works Co., Inc.	4,000	571,000

Wireless Telecommunication Services – 0.2%

T-Mobile US, Inc.*	12,902	1,792,088
Total United States		774,502,751

TOTAL INVESTMENTS IN SECURITIES – 91.3% (Cost: $717,185,738)		778,687,384

Other Assets less Liabilities – 8.7%		74,308,350

NET ASSETS – 100.0%		$852,995,734
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

FINANCIAL DERIVATIVE INSTRUMENTS

FUTURES CONTRACTS (EXCHANGE-TRADED)

Long Exposure	Contracts	Expiration Date	Notional Value	Unrealized Depreciation
2 Year U.S. Treasury Note	479	9/29/23	$97,401,656	$(1,354,605)
5 Year U.S. Treasury Note	901	9/29/23	96,491,469	(1,938,517)
10 Year U.S. Treasury Note	859	9/20/23	96,436,172	(1,819,864)
U.S. Treasury Long Bond	767	9/20/23	97,337,094	(251,377)
Ultra 10 Year U.S. Treasury Note	818	9/20/23	96,881,875	(1,195,068)
			$484,548,266	$(6,559,431)

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Interactive Media & Services	$41,563,768	$—	$0	*	$41,563,768
Other	737,123,616	—	—		737,123,616
Total Investments in Securities	$778,687,384	$—	$0		$778,687,384
Liabilities:
Financial Derivative Instruments
Futures Contracts[1]	$(6,559,431)	$—	$—		$(6,559,431)
Total – Net	$772,127,953	$—	$0		$772,127,953

*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

WisdomTree Trust	113

Schedule of Investments

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.9%

Australia – 1.2%

IT Services – 0.7%

Appen Ltd.*	528,831	$841,319

Software – 0.5%

BrainChip Holdings Ltd.*(a)	2,850,529	692,571
Total Australia		1,533,890

Canada – 1.4%

Software – 1.4%

Kinaxis, Inc.*	11,684	1,671,476

China – 2.7%

Automobile Components – 0.9%

Nexteer Automotive Group Ltd.	2,050,000	1,069,916

Semiconductors & Semiconductor Equipment – 1.8%

NXP Semiconductors NV	10,915	2,234,082
Total China		3,303,998

Germany – 1.9%

Semiconductors & Semiconductor Equipment – 1.9%

Infineon Technologies AG	57,144	2,355,673

Israel – 2.4%

Automobile Components – 1.2%

Mobileye Global, Inc., Class A*	38,318	1,472,178

Health Care Equipment & Supplies – 0.3%

Nano-X Imaging Ltd.*	24,978	386,909

Technology Hardware, Storage & Peripherals – 0.9%

Nano Dimension Ltd., ADR*(a)	382,484	1,105,379
Total Israel		2,964,466

Japan – 4.7%

Automobile Components – 1.2%

Denso Corp.	22,396	1,494,513

Electronic Equipment, Instruments & Components – 1.1%

Omron Corp.	21,825	1,323,981

Machinery – 1.1%

FANUC Corp.	39,815	1,386,163

Software – 1.3%

Appier Group, Inc.*	133,100	1,610,627
Total Japan		5,815,284

Netherlands – 1.9%

Semiconductors & Semiconductor Equipment – 1.9%

ASML Holding NV, Registered shares	3,147	2,280,788

South Korea – 3.2%

Semiconductors & Semiconductor Equipment – 1.7%

SK Hynix, Inc.	23,738	2,075,375

Technology Hardware, Storage & Peripherals – 1.5%

Samsung Electronics Co. Ltd.	32,855	1,800,274
Total South Korea		3,875,649

Sweden – 0.9%

Electronic Equipment, Instruments & Components – 0.9%

Hexagon AB, Class B	91,863	1,129,013

Switzerland – 2.0%

Semiconductors & Semiconductor Equipment – 2.0%

STMicroelectronics NV	50,239	2,497,453

Taiwan – 4.3%

Semiconductors & Semiconductor Equipment – 4.3%

Alchip Technologies Ltd.	47,300	2,726,115

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	25,206	2,543,790

Total Taiwan		5,269,905

United Kingdom – 0.6%

Biotechnology – 0.6%

Exscientia PLC, ADR*	122,724	726,526

United States – 72.7%

Aerospace & Defense – 0.9%

Lockheed Martin Corp.	2,445	1,125,629

Automobile Components – 0.9%

Luminar Technologies, Inc.*(a)	153,623	1,056,926

Automobiles – 1.3%

Tesla, Inc.*	5,954	1,558,579

Biotechnology – 0.7%

Bioxcel Therapeutics, Inc.*	48,265	321,445

Recursion Pharmaceuticals, Inc., Class A*	79,159	591,318
Total Biotechnology		912,763

Broadline Retail – 1.1%

Amazon.com, Inc.*	10,075	1,313,377

Electrical Equipment – 0.4%

Stem, Inc.*(a)	77,439	442,951

Electronic Equipment, Instruments & Components – 1.0%

Cognex Corp.	22,047	1,235,073

Entertainment – 1.1%

ROBLOX Corp., Class A*	32,388	1,305,236

Health Care Equipment & Supplies – 1.1%

Intuitive Surgical, Inc.*	4,155	1,420,761

Insurance – 0.5%

Lemonade, Inc.*(a)	34,462	580,685

Interactive Media & Services – 3.9%

Alphabet, Inc., Class A*	18,033	2,158,550

Meta Platforms, Inc., Class A*	9,020	2,588,560

Total Interactive Media & Services		4,747,110

IT Services – 2.3%

Snowflake, Inc., Class A*	6,033	1,061,687

Twilio, Inc., Class A*	28,764	1,829,966

Total IT Services		2,891,653

Life Sciences Tools & Services – 0.6%

Illumina, Inc.*	4,241	795,145

Machinery – 2.2%

Deere & Co.	3,103	1,257,304

Symbotic, Inc.*(a)	34,316	1,469,068

Total Machinery		2,726,372

See Notes to Financial Statements.

114	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

June 30, 2023

Investments	Shares	Value

Semiconductors & Semiconductor Equipment – 21.8%

Advanced Micro Devices, Inc.*	21,769	$2,479,707

Ambarella, Inc.*	27,052	2,263,441

Analog Devices, Inc.	11,483	2,237,003

Ceva, Inc.*	34,646	885,205

GLOBALFOUNDRIES, Inc.*	31,729	2,049,059

Lattice Semiconductor Corp.*	25,280	2,428,650

Micron Technology, Inc.	31,725	2,002,165

NVIDIA Corp.	7,321	3,096,929

ON Semiconductor Corp.*	22,067	2,087,097

QUALCOMM, Inc.	17,059	2,030,703

Synaptics, Inc.*	20,864	1,781,368

Teradyne, Inc.	18,577	2,068,177

Wolfspeed, Inc.*(a)	23,180	1,288,576

Total Semiconductors & Semiconductor Equipment		26,698,080

Software – 29.7%

Altair Engineering, Inc., Class A*	18,837	1,428,598

Alteryx, Inc., Class A*	33,158	1,505,373

ANSYS, Inc.*	5,796	1,914,245

Appian Corp., Class A*	36,131	1,719,835

Autodesk, Inc.*	4,706	962,895

C3.ai, Inc., Class A*(a)	53,587	1,952,174

Cadence Design Systems, Inc.*	10,179	2,387,179

Cerence, Inc.*	82,194	2,402,531

Crowdstrike Holdings, Inc., Class A*	9,019	1,324,620

CS Disco, Inc.*(a)	106,056	871,780

Dynatrace, Inc.*	32,904	1,693,569

Elastic NV*	19,893	1,275,539

Microsoft Corp.	6,831	2,326,229

Procore Technologies, Inc.*	17,281	1,124,475

PROS Holdings, Inc.*	57,389	1,767,581

PTC, Inc.*	7,753	1,103,252

Samsara, Inc., Class A*	67,007	1,856,764

SentinelOne, Inc., Class A*(a)	67,487	1,019,054

ServiceNow, Inc.*	3,478	1,954,532

Synopsys, Inc.*	5,669	2,468,339

UiPath, Inc., Class A*	104,838	1,737,166

Unity Software, Inc.*	29,807	1,294,220

Veritone, Inc.*	99,558	390,267

Total Software		36,480,217

Technology Hardware, Storage & Peripherals – 3.2%

Apple, Inc.	7,500	1,454,775

IonQ, Inc.*	179,206	2,424,657

Total Technology Hardware, Storage & Peripherals		3,879,432
Total United States		89,169,989
TOTAL COMMON STOCKS (Cost: $118,257,980)		122,594,110

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.4%

United States – 3.4%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(b)
(Cost: $4,153,686)	4,153,686	4,153,686

TOTAL INVESTMENTS IN SECURITIES – 103.3% (Cost: $122,411,666)		126,747,796

Other Assets less Liabilities – (3.3)%		(4,074,306)

NET ASSETS – 100.0%		$122,673,490
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $6,238,651 and the total market value of the collateral held by the Fund was $6,428,137. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $2,274,451.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC — OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation

Bank of America NA	7/3/2023	18,016	USD	2,600,000	JPY	$28	$—
Bank of Montreal	7/3/2023	580,320	HKD	74,045	USD	8	—
Bank of Montreal	7/3/2023	322,400	HKD	41,136	USD	4	—
Bank of Montreal	7/4/2023	1,000	CAD	108,957	JPY	2	—
Deutsche Bank AG	7/4/2023	90,000	AUD	8,653,473	JPY	37	—
JP Morgan Chase Bank NA	7/3/2023	35,600	HKD	657,851	JPY	—	(9)
JP Morgan Chase Bank NA	7/3/2023	181,924	USD	167,000	EUR	—	(273)
State Street Bank and Trust	7/3/2023	12,500,000	TWD	401,568	USD	—	(213)
						$79	$(495)

See Notes to Financial Statements.

WisdomTree Trust	115

Schedule of Investments (concluded)

WisdomTree Artificial Intelligence and Innovation Fund (WTAI)

June 30, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$122,594,110	$—	$—	$122,594,110
Investment of Cash Collateral for Securities Loaned	—	4,153,686	—	4,153,686
Total Investments in Securities	$122,594,110	$4,153,686	$—	$126,747,796
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$79	$—	$79
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(495)	$—	$(495)
Total – Net	$122,594,110	$4,153,270	$—	$126,747,380
[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

116	WisdomTree Trust

Schedule of Investments

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.8%

Australia – 3.9%

Metals & Mining – 3.9%

Allkem Ltd.*	3,913	$41,727

Argosy Minerals Ltd.*(a)	70,490	18,300

IGO Ltd.	1,309	13,244

Mincor Resources NL*	13,643	12,714

Mineral Resources Ltd.	774	36,802

Pilbara Minerals Ltd.	12,089	39,350
Syrah Resources Ltd.*	68,332	41,164
Total Australia		203,301

Belgium – 0.5%

Chemicals – 0.5%

Umicore SA	903	25,211

Brazil – 0.8%

Metals & Mining – 0.8%

Sigma Lithium Corp.*	975	39,293

Canada – 2.7%

Commercial Services & Supplies – 0.5%

Li-Cycle Holdings Corp.*(a)	4,749	26,357

Electrical Equipment – 2.2%

Ballard Power Systems, Inc.*(a)	26,290	114,624
Total Canada		140,981

Chile – 0.5%

Chemicals – 0.5%

Sociedad Quimica y Minera de Chile SA, ADR	340	24,691

China – 23.4%

Automobiles – 0.1%

BYD Co. Ltd., Class A	200	7,100

Chemicals – 8.4%

Do-Fluoride New Materials Co. Ltd., Class A	11,180	30,521

Ganfeng Lithium Group Co. Ltd., Class A	1,700	14,245

Guangzhou Tinci Materials Technology Co. Ltd., Class A	5,700	32,273

Guizhou Red Star Developing Co. Ltd., Class A	3,700	7,339

Hunan Changyuan Lico Co. Ltd., Class A	23,644	36,629

Ningbo Shanshan Co. Ltd., Class A	7,000	14,568

Shanghai Putailai New Energy Technology Co. Ltd., Class A	4,605	24,194

Shenzhen Capchem Technology Co. Ltd., Class A	4,640	33,096

Shenzhen Dynanonic Co. Ltd., Class A	2,080	31,517

Shenzhen Senior Technology Material Co. Ltd., Class A	11,600	27,410

Shinghwa Advanced Material Group Co. Ltd., Class A	3,200	26,063

Sichuan Yahua Industrial Group Co. Ltd., Class A	3,800	9,287

Tianqi Lithium Corp., Class A	2,300	22,103

Wanhua Chemical Group Co. Ltd., Class A	800	9,660

Xiangtan Electrochemical Scientific Co. Ltd., Class A*	42,200	73,149

Yunnan Energy New Material Co. Ltd., Class A*	2,000	26,489

Zangge Mining Co. Ltd., Class A	3,100	9,618

Zhejiang Yongtai Technology Co. Ltd., Class A	4,500	9,458

Total Chemicals		437,619

Construction & Engineering – 0.4%

China Energy Engineering Corp. Ltd., Class H(a)	164,000	20,090

Electrical Equipment – 10.0%

Beijing Easpring Material Technology Co. Ltd., Class A	5,000	34,592

Camel Group Co. Ltd., Class A	48,300	61,613

Contemporary Amperex Technology Co. Ltd., Class A	540	16,983

Eve Energy Co. Ltd., Class A	1,700	14,138

Fangda Carbon New Material Co. Ltd., Class A*	9,800	8,352

Farasis Energy Gan Zhou Co. Ltd., Class A*	5,482	16,269

Gotion High-tech Co. Ltd., Class A*	7,200	27,336

Guangzhou Great Power Energy & Technology Co. Ltd., Class A*	2,200	14,528

Guangzhou Zhiguang Electric Co. Ltd., Class A*	8,300	9,458

Jiangsu Zhongtian Technology Co. Ltd., Class A	9,900	21,651

Jiangxi Special Electric Motor Co. Ltd., Class A*	5,800	9,504

NARI Technology Co. Ltd., Class A	11,304	35,894

Ningbo Ronbay New Energy Technology Co. Ltd., Class A	3,151	23,398

Qingdao TGOOD Electric Co. Ltd., Class A*	24,400	69,697

Shenzhen Clou Electronics Co. Ltd., Class A*	16,300	16,424

Sungrow Power Supply Co. Ltd., Class A	2,100	33,667

Sunwoda Electronic Co. Ltd., Class A	7,300	16,377

Zhejiang Narada Power Source Co. Ltd., Class A*	34,600	92,079

Total Electrical Equipment		521,960

Energy Equipment & Services – 0.2%

Cangzhou Mingzhu Plastic Co. Ltd., Class A	14,600	9,091

Industrial Conglomerates – 0.3%

China Baoan Group Co. Ltd., Class A	10,000	16,592

Metals & Mining – 4.0%

Baotailong New Materials Co. Ltd., Class A*	17,000	8,389

GEM Co. Ltd., Class A*	116,800	110,943

Nanjing Hanrui Cobalt Co. Ltd., Class A	6,100	27,176

Tibet Mineral Development Co., Class A*	3,300	13,441

Xiamen Tungsten Co. Ltd., Class A	5,100	13,341

Youngy Co. Ltd., Class A	1,400	12,861

Zhejiang Huayou Cobalt Co. Ltd., Class A	3,300	20,826

Total Metals & Mining		206,977
Total China		1,219,429

Finland – 2.4%

Machinery – 2.4%

Wartsila Oyj Abp	11,232	126,401

France – 2.1%

Aerospace & Defense – 0.9%

Airbus SE	329	47,509

Automobiles – 0.3%

Renault SA	420	17,678

Construction Materials – 0.3%

Imerys SA	326	12,697

Electrical Equipment – 0.4%

Schneider Electric SE	113	20,522

See Notes to Financial Statements.

WisdomTree Trust	117

Schedule of Investments (continued)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2023

Investments	Shares	Value

Independent Power & Renewable Electricity Producers – 0.2%

Neoen SA(b)	378	$11,960
Total France		110,366

Germany – 7.2%

Automobiles – 1.9%

Bayerische Motoren Werke AG	721	88,509

Mercedes-Benz Group AG	160	12,860

Total Automobiles		101,369

Electrical Equipment – 0.3%

Siemens Energy AG*	879	15,517

Industrial Conglomerates – 1.0%

Siemens AG, Registered Shares	307	51,091

Metals & Mining – 0.4%

Aurubis AG	236	20,222

Multi-Utilities – 3.0%

E.ON SE	12,170	155,081

Semiconductors & Semiconductor Equipment – 0.6%

SMA Solar Technology AG*	251	30,643
Total Germany		373,923

Indonesia – 1.0%

Metals & Mining – 1.0%

Nickel Industries Ltd.	21,128	12,447
Vale Indonesia Tbk PT	96,700	40,634
Total Indonesia		53,081

Japan – 11.5%

Automobile Components – 0.4%

Denso Corp.	300	20,019

Automobiles – 0.5%

Honda Motor Co. Ltd., ADR	413	12,518

Toyota Motor Corp.	800	12,778

Total Automobiles		25,296

Building Products – 0.3%

Central Glass Co. Ltd.	800	17,048

Chemicals – 2.3%

Asahi Kasei Corp.	2,100	14,123

Resonac Holdings Corp.	800	12,874

Teijin Ltd.	1,400	13,963

Tokai Carbon Co. Ltd.	1,400	12,766

UBE Corp.	1,000	17,093

W-Scope Corp.*	5,400	48,644

Total Chemicals		119,463

Construction & Engineering – 0.2%

Shimizu Corp.	1,900	11,966

Electrical Equipment – 1.3%

GS Yuasa Corp.	2,600	50,530

Nippon Carbon Co. Ltd.	600	18,037

Total Electrical Equipment		68,567

Electronic Equipment, Instruments & Components – 1.5%

TDK Corp.	2,100	80,885

Household Durables – 1.3%

Panasonic Holdings Corp.	5,500	66,726

Machinery – 2.0%

Mitsubishi Heavy Industries Ltd.	2,200	102,150

Metals & Mining – 1.4%

Pacific Metals Co. Ltd.*	1,100	11,561

Sumitomo Metal Mining Co. Ltd.	1,900	60,877

Total Metals & Mining		72,438

Oil, Gas & Consumable Fuels – 0.3%

ENEOS Holdings, Inc.	4,900	16,761
Total Japan		601,319

Netherlands – 2.4%

Electrical Equipment – 1.8%

Alfen NV*(a)(b)	1,405	94,393

Metals & Mining – 0.6%

AMG Critical Materials NV	628	32,538
Total Netherlands		126,931

Norway – 1.3%

Electrical Equipment – 1.3%

NEL ASA*	55,709	65,466

Russia – 0.0%

Metals & Mining – 0.0%

MMC Norilsk Nickel PJSC*†	34	0

MMC Norilsk Nickel PJSC, ADR*†	2	0
Total Russia		0

South Korea – 9.3%

Automobiles – 0.2%

Hyundai Motor Co.	74	11,597

Chemicals – 0.7%

LG Chem Ltd.	34	17,211

Soulbrain Co. Ltd.	103	19,621

Total Chemicals		36,832

Commercial Services & Supplies – 1.3%

Sungeel Hitech Co. Ltd.*	660	67,620

Construction & Engineering – 0.2%

Hyundai Engineering & Construction Co. Ltd.	397	11,479

Construction Materials – 0.9%

POSCO Future M Co. Ltd.	174	46,615

Electrical Equipment – 4.1%

Doosan Fuel Cell Co. Ltd.*	5,202	113,306

Ecopro BM Co. Ltd.	275	51,967

LG Energy Solution Ltd.*	64	26,860

LS Electric Co. Ltd.	361	21,726

Total Electrical Equipment		213,859

Electronic Equipment, Instruments & Components – 0.5%

Samsung SDI Co. Ltd.	53	26,909

Metals & Mining – 0.3%

POSCO Holdings, Inc.	56	16,490

See Notes to Financial Statements.

118	WisdomTree Trust

Schedule of Investments (continued)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2023

Investments	Shares	Value

Technology Hardware, Storage & Peripherals – 1.1%

CosmoAM&T Co. Ltd.*	389	$55,148
Total South Korea		486,549

Sweden – 0.6%

Electrical Equipment – 0.6%

PowerCell Sweden AB*(a)	3,860	29,997

Switzerland – 0.4%

Electronic Equipment, Instruments & Components – 0.4%

Landis & Gyr Group AG*	240	20,603

Taiwan – 1.2%

Electronic Equipment, Instruments & Components – 1.2%

Delta Electronics, Inc.	2,000	22,123
Simplo Technology Co. Ltd.	4,000	42,190
Total Taiwan		64,313

United Kingdom – 1.8%

Aerospace & Defense – 1.8%

Rolls-Royce Holdings PLC*	49,182	94,448

United States – 26.8%

Aerospace & Defense – 3.8%

Archer Aviation, Inc., Class A*	24,751	101,974

Boeing Co.*	388	81,930

Lockheed Martin Corp.	35	16,114

Total Aerospace & Defense		200,018

Automobile Components – 0.4%

Aptiv PLC*	200	20,418

Automobiles – 0.3%

General Motors Co.	467	18,008

Chemicals – 1.8%

Albemarle Corp.	124	27,663

Livent Corp.*(a)	2,334	64,022

Total Chemicals		91,685

Construction & Engineering – 0.3%

Primoris Services Corp.	479	14,595

Electrical Equipment – 9.5%

Blink Charging Co.*(a)	26,355	157,867

Bloom Energy Corp., Class A*	9,023	147,526

EnerSys	564	61,205

FuelCell Energy, Inc.*(a)	51,477	111,190

GrafTech International Ltd.	3,425	17,262

Total Electrical Equipment		495,050

Electronic Equipment, Instruments & Components – 1.3%

Amphenol Corp., Class A	246	20,898

Belden, Inc.	222	21,234

TE Connectivity Ltd.	167	23,407

Total Electronic Equipment, Instruments & Components		65,539

Machinery – 0.4%

Microvast Holdings, Inc.*(a)	13,319	21,310

Metals & Mining – 2.0%

Ivanhoe Electric, Inc.*(a)	3,655	47,661

Piedmont Lithium, Inc.*	1,014	58,518

Total Metals & Mining		106,179

Passenger Airlines – 5.0%

Joby Aviation, Inc.*	25,575	262,399

Semiconductors & Semiconductor Equipment – 1.5%

Analog Devices, Inc.	102	19,870

Microchip Technology, Inc.	229	20,516

SolarEdge Technologies, Inc.*	135	36,322

Total Semiconductors & Semiconductor Equipment		76,708

Software – 0.5%

C3.ai, Inc., Class A*(a)	737	26,849
Total United States		1,398,758
TOTAL COMMON STOCKS (Cost: $5,235,369)		5,205,061

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 9.7%

United States – 9.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(c)
(Cost: $505,678)	505,678	505,678

TOTAL INVESTMENTS IN SECURITIES – 109.5% (Cost: $5,741,047)		5,710,739

Other Assets less Liabilities – (9.5)%		(493,592)

NET ASSETS – 100.0%		$5,217,147
*	Non-income producing security.

†

This security is being fair valued using significant unobservable inputs (i.e., Level 3 on the fair value hierarchy) by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust. The aggregate value of Level 3 fair valued securities is $0, which represents 0.0% of net assets.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $556,614 and the total market value of the collateral held by the Fund was $582,160. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $76,482.

(b)

This security is exempt from registration under rule 144A of the Securities Act of 1933. This security may be sold in transactions that are exempt from registration, normally to qualified institutional buyers.

(c)	Rate shown represents annualized 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

WisdomTree Trust	119

Schedule of Investments (concluded)

WisdomTree Battery Value Chain and Innovation Fund (WBAT)

June 30, 2023

FINANCIAL DERIVATIVE INSTRUMENTS

FOREIGN CURRENCY CONTRACTS (OTC – OVER THE COUNTER)

Counterparty	Settlement Date	Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Unrealized Appreciation	Unrealized Depreciation
Bank of Montreal	7/3/2023	3,326	USD	480,000	JPY	$5	$—
JP Morgan Chase Bank NA	7/3/2023	2,477	USD	18,000	CNH	2	—
Morgan Stanley & Co. International	7/4/2023	150	EUR	146	CHF	—	(0	)^
						$7	$(0	)^
^	Amount represents less than $1.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)		Total
Assets:
Investments in Securities
Common Stocks
Metals & Mining	$750,519	$—		$0	*	$750,519
Other	4,454,542	—		—		4,454,542
Investment of Cash Collateral for Securities Loaned	—	505,678		—		505,678
Total Investments in Securities	$5,205,061	$505,678		$0		$5,710,739
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$7		$—		$7
Liabilities:
Financial Derivative Instruments
Foreign Currency Contracts[1]	$—	$(0	)^	$—		$(0	)^
Total – Net	$5,205,061	$505,685		$0		$5,710,746
*

Fair valuations using significant unobservable inputs were determined by WisdomTree Asset Management, Inc., as valuation designee, in accordance with valuation procedures approved by the Board of Trustees of WisdomTree Trust.

^	Amount represents less than $1.

[1]	Amount shown represents the unrealized appreciation (depreciation) on the financial instrument.

See Notes to Financial Statements.

120	WisdomTree Trust

Schedule of Investments

WisdomTree BioRevolution Fund (WDNA)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.8%

Australia – 0.7%

Chemicals – 0.7%

Nufarm Ltd.	5,682	$19,252

Belgium – 1.0%

Chemicals – 1.0%

Solvay SA	263	29,353

Canada – 0.9%

Chemicals – 0.9%

Nutrien Ltd.	418	24,683

Denmark – 2.9%

Biotechnology – 1.0%

Genmab A/S, ADR*	742	28,203

Chemicals – 1.9%

Chr Hansen Holding A/S	410	28,451

Novozymes A/S, Class B	548	25,526

Total Chemicals		53,977
Total Denmark		82,180

Germany – 5.2%

Biotechnology – 2.0%

BioNTech SE, ADR*	235	25,364

CureVac NV*	2,948	30,718

Total Biotechnology		56,082

Life Sciences Tools & Services – 1.2%

Evotec SE*	1,466	32,964

Oil, Gas & Consumable Fuels – 1.1%

VERBIO Vereinigte BioEnergie AG	740	29,750

Pharmaceuticals – 0.9%

Bayer AG, Registered Shares	449	24,821
Total Germany		143,617

Japan – 1.5%

Biotechnology – 0.5%

Takara Bio, Inc.	1,200	13,683

Pharmaceuticals – 1.0%

Takeda Pharmaceutical Co. Ltd.	900	28,189
Total Japan		41,872

Netherlands – 1.7%

Biotechnology – 0.6%

uniQure NV*	1,547	17,728

Life Sciences Tools & Services – 1.1%

QIAGEN NV*	656	29,540
Total Netherlands		47,268

Sweden – 0.7%

Biotechnology – 0.7%

Vitrolife AB	992	19,231

Switzerland – 2.4%

Biotechnology – 1.2%

CRISPR Therapeutics AG*(a)	598	33,572

Pharmaceuticals – 1.2%

Novartis AG, Registered Shares	320	32,191
Total Switzerland		65,763

United Kingdom – 2.2%

Biotechnology – 0.5%

Genus PLC	475	13,080

Life Sciences Tools & Services – 0.6%

Oxford Nanopore Technologies PLC*	6,284	17,033

Pharmaceuticals – 1.1%

AstraZeneca PLC, ADR	420	30,060
Total United Kingdom		60,173

United States – 80.6%

Biotechnology – 46.2%

2seventy bio, Inc.*	3,235	32,738

Agenus, Inc.*	20,765	33,224

Agios Pharmaceuticals, Inc.*	1,382	39,138

Allogene Therapeutics, Inc.*	6,037	30,004

Alnylam Pharmaceuticals, Inc.*	146	27,731

Amgen, Inc.	124	27,530

Amicus Therapeutics, Inc.*	2,628	33,008

Arcturus Therapeutics Holdings, Inc.*	1,091	31,290

Arrowhead Pharmaceuticals, Inc.*	987	35,196

Beam Therapeutics, Inc.*	962	30,717

Biogen, Inc.*	105	29,909

BioMarin Pharmaceutical, Inc.*	304	26,351

Blueprint Medicines Corp.*	645	40,764

Bridgebio Pharma, Inc.*	2,040	35,088

Caribou Biosciences, Inc.*	5,309	22,563

Editas Medicine, Inc.*	3,970	32,673

Exact Sciences Corp.*	451	42,349

Fate Therapeutics, Inc.*	5,013	23,862

Geron Corp.*	15,256	48,972

Gilead Sciences, Inc.	365	28,131

Intellia Therapeutics, Inc.*	788	32,135

Ionis Pharmaceuticals, Inc.*	827	33,932

Iovance Biotherapeutics, Inc.*	5,339	37,587

Mirati Therapeutics, Inc.*	768	27,748

Moderna, Inc.*	193	23,449

Myriad Genetics, Inc.*	1,354	31,386

Natera, Inc.*	585	28,466

Novavax, Inc.*(a)	3,280	24,370

Precigen, Inc.*(a)	9,740	11,201

Regeneron Pharmaceuticals, Inc.*	37	26,586

REGENXBIO, Inc.*	1,511	30,205

Sarepta Therapeutics, Inc.*	244	27,943

Seagen, Inc.*	145	27,907

Stoke Therapeutics, Inc.*(a)	1,769	18,804

Twist Bioscience Corp.*(a)	2,155	44,091

Ultragenyx Pharmaceutical, Inc.*	790	36,443

United Therapeutics Corp.*	135	29,801

Veracyte, Inc.*	1,373	34,970

Vericel Corp.*	1,016	38,171

See Notes to Financial Statements.

WisdomTree Trust	121

Schedule of Investments (concluded)

WisdomTree BioRevolution Fund (WDNA)

June 30, 2023

Investments	Shares	Value

Vertex Pharmaceuticals, Inc.*	92	$32,376

Verve Therapeutics, Inc.*	1,997	37,444

Total Biotechnology		1,286,253

Chemicals – 7.8%

Amyris, Inc.*(a)	30,911	31,838

Corteva, Inc.	484	27,733

Dow, Inc.	505	26,896

DuPont de Nemours, Inc.	444	31,719

FMC Corp.	247	25,772

Ginkgo Bioworks Holdings, Inc.*(a)	23,158	43,074

Origin Materials, Inc.*(a)	7,413	31,580

Total Chemicals		218,612

Food Products – 4.4%

Archer-Daniels-Midland Co.	367	27,731

Benson Hill, Inc.*(a)	7,311	9,504

Beyond Meat, Inc.*(a)	2,031	26,362

Darling Ingredients, Inc.*	502	32,023

Tyson Foods, Inc., Class A	521	26,592

Total Food Products		122,212

Health Care Providers & Services – 3.1%

Invitae Corp.*	21,970	24,826

Laboratory Corp. of America Holdings	122	29,442

NeoGenomics, Inc.*	1,964	31,562

Total Health Care Providers & Services		85,830

Life Sciences Tools & Services – 10.2%

10X Genomics, Inc., Class A*	557	31,103

Agilent Technologies, Inc.	217	26,094

Bio-Rad Laboratories, Inc., Class A*	57	21,610

Bio-Techne Corp.	335	27,346

Danaher Corp.	115	27,600

Illumina, Inc.*	134	25,124

NanoString Technologies, Inc.*	3,060	12,393

Pacific Biosciences of California, Inc.*	2,684	35,697

Repligen Corp.*	167	23,624

Revvity, Inc.	208	24,708

Thermo Fisher Scientific, Inc.	54	28,174

Total Life Sciences Tools & Services		283,473

Oil, Gas & Consumable Fuels – 2.4%

Gevo, Inc.*(a)	24,180	36,754

Green Plains, Inc.*	917	29,564

Total Oil, Gas & Consumable Fuels		66,318

Pharmaceuticals – 6.5%

Catalent, Inc.*	652	28,271

Eli Lilly & Co.	81	37,987

Johnson & Johnson	185	30,621

Merck & Co., Inc.	264	30,463

Pfizer, Inc.	692	25,383

Zoetis, Inc.	163	28,070

Total Pharmaceuticals		180,795
Total United States		2,243,493
TOTAL COMMON STOCKS (Cost: $3,591,301)		2,776,885

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 8.7%

United States – 8.7%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(b)
(Cost: $241,978)	241,978	241,978

TOTAL INVESTMENTS IN SECURITIES – 108.5% (Cost: $3,833,279)		3,018,863

Other Assets less Liabilities – (8.5)%		(235,503)

NET ASSETS – 100.0%		$2,783,360
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $279,996 and the total market value of the collateral held by the Fund was $300,323. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $58,345.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$2,776,885	$—	$—	$2,776,885
Investment of Cash Collateral for Securities Loaned	—	241,978	—	241,978
Total Investments in Securities	$2,776,885	$241,978	$—	$3,018,863

See Notes to Financial Statements.

122	WisdomTree Trust

Schedule of Investments

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.9%

Canada – 2.0%

IT Services – 2.0%

Shopify, Inc., Class A*	219,138	$14,156,315

Israel – 2.9%

IT Services – 1.3%

Wix.com Ltd.*	111,903	8,755,291

Software – 1.6%

JFrog Ltd.*	414,572	11,483,644
Total Israel		20,238,935

United States – 95.0%

Diversified Consumer Services – 0.6%

2U, Inc.*	1,015,346	4,091,844

Financial Services – 5.5%

AvidXchange Holdings, Inc.*	942,430	9,782,424

Block, Inc.*	127,398	8,480,885

PayPal Holdings, Inc.*	128,010	8,542,107

Toast, Inc., Class A*(a)	490,584	11,072,481

Total Financial Services		37,877,897

Health Care Technology – 2.8%

Definitive Healthcare Corp.*(a)	778,132	8,559,452

Veeva Systems, Inc., Class A*	56,055	11,083,755

Total Health Care Technology		19,643,207

Interactive Media & Services – 2.8%

Vimeo, Inc.*	2,330,267	9,600,700

ZoomInfo Technologies, Inc.*	371,711	9,437,742

Total Interactive Media & Services		19,038,442

IT Services – 14.3%

BigCommerce Holdings, Inc., Series 1*(a)	860,058	8,557,577

Cloudflare, Inc., Class A*	148,279	9,692,998

DigitalOcean Holdings, Inc.*(a)	270,492	10,857,549

Fastly, Inc., Class A*	601,032	9,478,275

MongoDB, Inc.*	44,839	18,428,381

Okta, Inc.*	129,126	8,954,888

Snowflake, Inc., Class A*	62,025	10,915,159

Squarespace, Inc., Class A*	411,543	12,980,066

Twilio, Inc., Class A*	135,232	8,603,460

Total IT Services		98,468,353

Professional Services – 2.7%

Paycom Software, Inc.	31,450	10,102,998

Paylocity Holding Corp.*	45,658	8,425,271

Total Professional Services		18,528,269

Software – 66.3%

Adobe, Inc.*	26,781	13,095,641

Amplitude, Inc., Class A*	658,115	7,239,265

Appfolio, Inc., Class A*	72,653	12,506,487

Asana, Inc., Class A*	612,193	13,492,734

Atlassian Corp., Class A*	56,697	9,514,324

Bills Holdings, Inc.*	102,430	11,968,945

Blackline, Inc.*	133,247	7,171,353

Box, Inc., Class A*	291,890	8,575,728

Braze, Inc., Class A*	306,975	13,442,435

C3.ai, Inc., Class A*(a)	400,866	14,603,548

Clearwater Analytics Holdings, Inc., Class A*(a)	499,744	7,930,937

Confluent, Inc., Class A*	376,831	13,305,903

Crowdstrike Holdings, Inc., Class A*	83,649	12,285,529

Datadog, Inc., Class A*	119,473	11,753,754

DocuSign, Inc.*	148,240	7,573,582

Dropbox, Inc., Class A*	450,367	12,011,288

Elastic NV*	158,225	10,145,387

Everbridge, Inc.*	273,571	7,359,060

Five9, Inc.*	118,820	9,796,709

Freshworks, Inc., Class A*	606,346	10,659,563

Gitlab, Inc., Class A*(a)	210,265	10,746,644

HubSpot, Inc.*	23,617	12,566,369

Monday.com Ltd.*	62,414	10,686,525

nCino, Inc.*	334,127	10,063,905

New Relic, Inc.*	126,593	8,284,246

Olo, Inc., Class A*	1,173,860	7,583,136

PagerDuty, Inc.*	313,435	7,046,019

Procore Technologies, Inc.*	147,568	9,602,250

Q2 Holdings, Inc.*	287,063	8,870,247

Qualys, Inc.*	80,593	10,410,198

RingCentral, Inc., Class A*	258,496	8,460,574

Salesforce, Inc.*	57,861	12,223,715

SentinelOne, Inc., Class A*	599,529	9,052,888

ServiceNow, Inc.*	21,769	12,233,525

Smartsheet, Inc., Class A*	220,549	8,438,205

Sprout Social, Inc., Class A*	156,687	7,232,672

Tenable Holdings, Inc.*	218,178	9,501,652

UiPath, Inc., Class A*	614,971	10,190,069

Workday, Inc., Class A*	51,439	11,619,556

Workiva, Inc.*	108,295	11,009,270

Yext, Inc.*	1,336,523	15,116,075

Zoom Video Communications, Inc., Class A*	125,572	8,523,827

Zscaler, Inc.*	72,208	10,564,030

Zuora, Inc., Class A*	1,073,685	11,778,324

Total Software		456,236,093
Total United States		653,884,105
TOTAL COMMON STOCKS (Cost: $936,104,029)		688,279,355

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.0%

United States – 3.0%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(b)
(Cost: $20,375,730)	20,375,730	20,375,730

TOTAL INVESTMENTS IN SECURITIES – 102.9% (Cost: $956,479,759)		708,655,085

Other Assets less Liabilities – (2.9)%		(20,081,746)

NET ASSETS – 100.0%		$688,573,339
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $41,846,345 and the total market value of the collateral held by the Fund was $42,674,074. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $22,298,344.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2023.

See Notes to Financial Statements.

WisdomTree Trust	123

Schedule of Investments (concluded)

WisdomTree Cloud Computing Fund (WCLD)

June 30, 2023

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$688,279,355	$—	$—	$688,279,355
Investment of Cash Collateral for Securities Loaned	—	20,375,730	—	20,375,730
Total Investments in Securities	$688,279,355	$20,375,730	$—	$708,655,085

See Notes to Financial Statements.

124	WisdomTree Trust

Schedule of Investments

WisdomTree Cybersecurity Fund (WCBR)

June 30, 2023

Investments	Shares	Value

COMMON STOCKS – 99.9%

Canada – 0.5%

Software – 0.5%

Absolute Software Corp.(a)	15,246	$174,668

Israel – 0.6%

Communications Equipment – 0.6%

Radware Ltd.*	9,863	191,244

Japan – 3.7%

Software – 3.7%

Digital Arts, Inc.	3,200	129,076
Trend Micro, Inc.	21,900	1,052,309
Total Japan		1,181,385

South Korea – 2.5%

Software – 2.5%

Ahnlab, Inc.	16,283	789,651

United Kingdom – 3.2%

Software – 3.2%

Darktrace PLC*(a)	258,265	1,011,961

United States – 89.4%

IT Services – 17.4%

Akamai Technologies, Inc.*	14,836	1,333,311

Cloudflare, Inc., Class A*	26,861	1,755,903

Fastly, Inc., Class A*	79,754	1,257,721

Okta, Inc.*	17,514	1,214,596

Total IT Services		5,561,531

Software – 72.0%

A10 Networks, Inc.	45,772	667,814

Crowdstrike Holdings, Inc., Class A*	11,855	1,741,144

CyberArk Software Ltd.*	7,634	1,193,423

Datadog, Inc., Class A*	21,787	2,143,405

Elastic NV*	26,661	1,709,503

ForgeRock, Inc., Class A*(a)	71,790	1,474,567

Fortinet, Inc.*	24,158	1,826,103

HashiCorp, Inc., Class A*	38,205	1,000,207

Palo Alto Networks, Inc.*	7,641	1,952,352

Qualys, Inc.*	9,057	1,169,893

Rapid7, Inc.*	33,713	1,526,525

SentinelOne, Inc., Class A*(a)	101,742	1,536,304

Splunk, Inc.*	8,834	937,199

Tenable Holdings, Inc.*	33,799	1,471,946

Varonis Systems, Inc.*	43,751	1,165,964

Zscaler, Inc.*	10,118	1,480,263

Total Software		22,996,612
Total United States		28,558,143
TOTAL COMMON STOCKS (Cost: $39,680,326)		31,907,052

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 2.9%

United States – 2.9%

State Street Navigator Securities Lending Government Money Market Portfolio, 5.11%(b)
(Cost: $916,851)	916,851	916,851

TOTAL INVESTMENTS IN SECURITIES – 102.8% (Cost: $40,597,177)		32,823,903

Other Assets less Liabilities – (2.8)%		(894,075)

NET ASSETS – 100.0%		$31,929,828
*	Non-income producing security.

(a)

Security, or portion thereof, was on loan at June 30, 2023 (See Note 2). At June 30, 2023, the total market value of the Fund’s securities on loan identified in the Schedule of Investments was $2,535,884 and the total market value of the collateral held by the Fund was $2,623,698. The total market value of the collateral includes non-cash U.S. Government securities collateral having a value of $1,706,847.

(b)	Rate shown represents annualized 7-day yield as of June 30, 2023.

FAIR VALUATION SUMMARY

The following is a summary of the fair valuations according to the inputs used as of June 30, 2023 in valuing the Fund’s investments (See Note 2 — Fair Value Measurement):

	Quoted Prices in Active Markets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets:
Investments in Securities
Common Stocks	$31,907,052	$—	$—	$31,907,052
Investment of Cash Collateral for Securities Loaned	—	916,851	—	916,851
Total Investments in Securities	$31,907,052	$916,851	$—	$32,823,903

See Notes to Financial Statements.

WisdomTree Trust	125

Statements of Assets and Liabilities

WisdomTree Trust

June 30, 2023

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree Emerging Markets ex-China Fund	WisdomTree International ESG Fund
ASSETS:

Investments, at cost	$222,851,855	$182,582,910	$20,373,707	$14,856,232	$10,381,492

Foreign currency, at cost	244,347	403,733	12,976	10,915	1,470
Investments in securities, at value[1,2] (Note 2)	249,398,083	189,601,071	22,994,601	16,354,447	11,320,280

Cash	116,520	272,907	9,687	5,389	3,377

Foreign currency, at value	244,669	403,506	13,248	10,869	1,466

Unrealized appreciation on foreign currency contracts	688,188	708,213	—	—	—

Receivables:

Dividends	520,073	516,479	135,471	57,109	23,422

Securities lending income	27,649	14,595	606	—	396

Foreign tax reclaims	774,299	146,774	473	1,269	39,407

Foreign capital gains tax refund	—	—	—	332	—

Other (Note 6)	23,431	3,013	—	—	—
Total Assets	251,792,912	191,666,558	23,154,086	16,429,415	11,388,348
LIABILITIES:

Unrealized depreciation on foreign currency contracts	962,632	689,256	—	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	9,287,088	13,610,754	354,008	—	241,353

Advisory fees (Note 3)	78,614	67,143	6,089	4,334	2,754

Service fees (Note 2)	865	615	84	60	40

Foreign capital gains tax	—	—	75,655	19,684	—

Other (Note 6)	7,029	904	—	—	—
Total Liabilities	10,336,228	14,368,672	435,836	24,078	244,147
NET ASSETS	$241,456,684	$177,297,886	$22,718,250	$16,405,337	$11,144,201
NET ASSETS:

Paid-in capital	$260,214,757	$184,818,467	$31,710,067	$14,965,406	$13,789,374

Total distributable earnings (loss)	(18,758,073)	(7,520,581)	(8,991,817)	1,439,931	(2,645,173)
NET ASSETS	$241,456,684	$177,297,886	$22,718,250	$16,405,337	$11,144,201
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	7,750,000	5,700,000	800,000	600,000	400,000
Net asset value per share	$31.16	$31.10	$28.40	$27.34	$27.86
[1] Includes market value of securities out on loan of:	$14,318,629	$28,168,424	$784,182	—	$332,375
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

126	WisdomTree Trust

Statements of Assets and Liabilities (continued)

WisdomTree Trust

June 30, 2023

	WisdomTree U.S. Corporate Bond Fund	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short-Term Corporate Bond Fund	WisdomTree Emerging Markets Efficient Core Fund	WisdomTree International Efficient Core Fund
ASSETS:

Investments, at cost	$9,442,621	$231,707,709	$39,566,286	$52,966,018	$223,686,477

Foreign currency, at cost	—	—	—	69,106	704,217
Investments in securities, at value[1,2] (Note 2)	8,764,140	212,994,740	38,030,301	48,226,938	236,412,081

Cash	4,511	2,300,161	32,600	3,661,293	18,367,335

Deposits at broker for futures contracts	—	—	—	631,985	2,820,004

Foreign currency, at value	—	—	—	68,984	698,574

Receivables:

Capital shares sold	—	—	—	—	32

Dividends	—	—	—	271,358	384,210

Securities lending income	184	12,499	362	398	4,249

Interest	91,855	3,582,326	335,514	—	—

Foreign tax reclaims	—	—	—	5,099	376,913

Foreign capital gains tax refund	—	—	—	61	—

Net variation margin on futures contracts	—	—	—	57,656	276,156
Total Assets	8,860,690	218,889,726	38,398,777	52,923,772	259,339,554
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	104,828	11,631,280	930,195	400,070	5,929,191

Advisory fees (Note 3)	1,294	64,627	5,558	14,015	52,235

Service fees (Note 2)	32	748	136	193	884

Foreign capital gains tax	—	—	—	45,563	—
Total Liabilities	106,154	11,696,655	935,889	459,841	5,982,310
NET ASSETS	$8,754,536	$207,193,071	$37,462,888	$52,463,931	$253,357,244
NET ASSETS:

Paid-in capital	$12,409,403	$233,694,682	$40,473,093	$63,350,293	$255,014,814

Total distributable earnings (loss)	(3,654,867)	(26,501,611)	(3,010,205)	(10,886,362)	(1,657,570)
NET ASSETS	$8,754,536	$207,193,071	$37,462,888	$52,463,931	$253,357,244
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	200,000	4,700,000	800,000	1,900,000	7,400,000
Net asset value per share	$43.77	$44.08	$46.83	$27.61	$34.24
[1] Includes market value of securities out on loan of:	$133,964	$12,721,366	$1,004,205	$455,225	$11,491,272
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	127

Statements of Assets and Liabilities (continued)

WisdomTree Trust

June 30, 2023

	WisdomTree U.S. Efficient Core Fund	WisdomTree Artificial Intelligence and Innovation Fund	WisdomTree Battery Value Chain and Innovation Fund		WisdomTree BioRevolution Fund	WisdomTree Cloud Computing Fund
ASSETS:

Investments, at cost	$717,185,738	$122,411,666	$5,741,047		$3,833,279	$956,479,759

Foreign currency, at cost	—	551,090	40,198		1,863	—
Investments in securities, at value[1,2] (Note 2)	778,687,384	126,747,796	5,710,739		3,018,863	708,655,085

Cash	63,615,252	315,679	4,621		1,675	405,836

Deposits at broker for futures contracts	9,441,768	—	—		—	—

Foreign currency, at value	—	550,796	11,439		1,860	—

Unrealized appreciation on foreign currency contracts	—	79	7		—	—

Receivables:

Investment securities sold	—	948,828	—		—	797,803

Capital shares sold	—	12,597,020	—		—	3,930,262

Dividends	467,842	23,816	1,169		623	—

Securities lending income	61	25,489	1,778		2,353	178,674

Foreign tax reclaims	—	264	3,655		1,016	—

Net variation margin on futures contracts	923,922	—	—		—	—
Total Assets	853,136,229	141,209,767	5,733,408		3,026,390	713,967,660
LIABILITIES:

Unrealized depreciation on foreign currency contracts	—	495	0	[3]	—	—

Payables:

Cash collateral received for securities loaned (Note 2)	—	4,153,686	505,678		241,978	20,375,730

Investment securities purchased	—	14,350,197	8,663		—	3,966,573

Capital shares redeemed	—	—	—		—	793,281

Advisory fees (Note 3)	137,471	31,590	1,901		1,042	256,232

Service fees (Note 2)	3,024	309	19		10	2,505
Total Liabilities	140,495	18,536,277	516,261		243,030	25,394,321
NET ASSETS	$852,995,734	$122,673,490	$5,217,147		$2,783,360	$688,573,339
NET ASSETS:

Paid-in capital	$928,546,944	$118,946,917	$5,620,342		$4,239,876	$1,259,328,306

Total distributable earnings (loss)	(75,551,210)	3,726,573	(403,195)		(1,456,516)	(570,754,967)
NET ASSETS	$852,995,734	$122,673,490	$5,217,147		$2,783,360	$688,573,339
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	23,000,000	6,450,000	150,000		160,000	21,700,000
Net asset value per share	$37.09	$19.02	$34.78		$17.40	$31.73
[1] Includes market value of securities out on loan of:	—	$6,238,651	$556,614		$279,996	$41,846,345
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).
[3] Amount represents less than $1.

See Notes to Financial Statements.

128	WisdomTree Trust

Statements of Assets and Liabilities (concluded)

WisdomTree Trust

June 30, 2023

WisdomTree Cybersecurity Fund
ASSETS:

Investments, at cost	$40,597,177

Foreign currency, at cost	2,515
Investments in securities, at value[1,2] (Note 2)	32,823,903

Cash	29,712

Foreign currency, at value	2,538

Receivables:

Securities lending income	302

Foreign tax reclaims	2,058
Total Assets	32,858,513
LIABILITIES:

Payables:

Cash collateral received for securities loaned (Note 2)	916,851

Advisory fees (Note 3)	11,719

Service fees (Note 2)	115
Total Liabilities	928,685
NET ASSETS	$31,929,828
NET ASSETS:

Paid-in capital	$45,893,054

Total distributable earnings (loss)	(13,963,226)
NET ASSETS	$31,929,828
Outstanding beneficial interest shares of $0.001 par value (unlimited number of shares authorized)	1,650,000
Net asset value per share	$19.35
[1] Includes market value of securities out on loan of:	$2,535,884
[2] Investments in securities include investment of cash collateral for securities loaned (see Schedule of Investments for additional information).

See Notes to Financial Statements.

WisdomTree Trust	129

Statements of Operations

WisdomTree Trust

For the Year or Period Ended June 30, 2023

	WisdomTree Dynamic Currency Hedged International Equity Fund	WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	WisdomTree Emerging Markets ESG Fund	WisdomTree Emerging Markets ex-China Fund[1]	WisdomTree International ESG Fund
INVESTMENT INCOME:

Dividends	$11,154,356	$7,120,388	$798,665	$245,576	$327,041

Interest	—	—	52	30	—

Non-cash dividends	67,189	68,357	—	3,549	851

Other income (Note 6)	10,952	4,768	—	—	—

Securities lending income, net (Note 2)	278,715	138,829	10,654	—	2,285

Less: Foreign withholding taxes on dividends	(1,058,119)	(696,313)	(111,397)	(42,931)	(31,919)
Total investment income	10,453,093	6,636,029	697,974	206,224	298,258
EXPENSES:

Advisory fees (Note 3)	841,877	575,254	78,846	32,621	24,735

Service fees (Note 2)	9,261	5,273	1,084	449	363

Other fees (Note 6)	2,309	1,272	—	—	—
Total expenses	853,447	581,799	79,930	33,070	25,098
Net investment income	9,599,646	6,054,230	618,044	173,154	273,160
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[2]	(14,912,456)	(11,519,637)	(1,644,400)	(90,638)	(289,659)

In-kind redemptions	1,744,796	—	118,723	233,303	—

Futures contracts	—	—	—	(513)	—

Foreign currency contracts	5,558,290	2,490,548	(22,457)	(35,914)	591

Foreign currency related transactions	13,230	62,509	8,098	25,968	(1,500)
Net realized gain (loss)	(7,596,140)	(8,966,580)	(1,540,036)	132,206	(290,568)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[3]	35,627,590	16,137,185	1,712,919	1,478,531	1,173,004

Foreign currency contracts	(4,491,882)	(1,556,958)	—	—	(1)

Translation of assets and liabilities denominated in foreign currencies	31,181	8,055	1,423	(215)	2,182
Net increase in unrealized appreciation/depreciation	31,166,889	14,588,282	1,714,342	1,478,316	1,175,185
Net realized and unrealized gain on investments	23,570,749	5,621,702	174,306	1,610,522	884,617
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,170,395	$11,675,932	$792,350	$1,783,676	$1,157,777
[1] For the period September 22, 2022 (commencement of operations) through June 30, 2023.
[2] Net of foreign capital gains (tax) and capital gain tax refund, if applicable, of:	—	—	$(20,255)	$32	—
[3] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	$49,463	$19,684	—

See Notes to Financial Statements.

130	WisdomTree Trust

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended June 30, 2023

	WisdomTree U.S. Corporate Bond Fund	WisdomTree U.S. High Yield Corporate Bond Fund	WisdomTree U.S. Short-Term Corporate Bond Fund	WisdomTree Emerging Markets Efficient Core Fund	WisdomTree International Efficient Core Fund
INVESTMENT INCOME:

Dividends	$—	$—	$—	$1,534,910	$5,826,697

Interest	533,107	10,691,605	1,186,506	27,420	117,197

Non-cash dividends	—	—	—	—	40,474

Securities lending income, net (Note 2)	2,204	114,623	8,115	1,633	27,127

Less: Foreign withholding taxes on dividends	—	—	—	(181,647)	(568,542)
Total investment income	535,311	10,806,228	1,194,621	1,382,316	5,442,953
EXPENSES:

Advisory fees (Note 3)	25,282	658,767	68,644	138,562	458,209

Service fees (Note 2)	618	7,628	1,678	1,905	7,754
Total expenses	25,900	666,395	70,322	140,467	465,963
Net investment income	509,411	10,139,833	1,124,299	1,241,849	4,976,990
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions[1]	(476,785)	(6,364,365)	(657,042)	(1,558,904)	(1,861,968)

In-kind redemptions	(4,647,018)	(3,957,179)	(237,813)	(49,282)	(1,934,815)

Futures contracts	—	—	—	(1,599,782)	(4,117,696)

Foreign currency contracts	—	—	—	(5,517)	(62,829)

Foreign currency related transactions	—	—	—	(21,191)	44,888
Net realized loss	(5,123,803)	(10,321,544)	(894,855)	(3,234,676)	(7,932,420)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions[2]	4,754,188	11,069,649	317,786	2,111,764	31,492,507

Futures contracts	—	—	—	(149,106)	(1,390,887)

Foreign currency contracts	—	—	—	(1,119)	(554)

Translation of assets and liabilities denominated in foreign currencies	—	—	—	5,031	7,707
Net increase in unrealized appreciation/depreciation	4,754,188	11,069,649	317,786	1,966,570	30,108,773
Net realized and unrealized gain (loss) on investments	(369,615)	748,105	(577,069)	(1,268,106)	22,176,353
Net increase from payment by affiliate (Note 3)	—	—	150	76	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$139,796	$10,887,938	$547,380	$(26,181)	$27,153,343
[1] Net of foreign capital gains (tax) and capital gain tax refund, if applicable, of:	—	—	—	$61	—
[2] Includes net increase (decrease) in accrued foreign capital gain taxes of:	—	—	—	$45,563	—

See Notes to Financial Statements.

WisdomTree Trust	131

Statements of Operations (continued)

WisdomTree Trust

For the Year Ended June 30, 2023

	WisdomTree U.S. Efficient Core Fund	WisdomTree Artificial Intelligence and Innovation Fund	WisdomTree Battery Value Chain and Innovation Fund	WisdomTree BioRevolution Fund	WisdomTree Cloud Computing Fund
INVESTMENT INCOME:

Dividends	$10,834,476	$59,517	$82,608	$34,127	$11,562

Interest	444,141	169	20	3	1,517

Non-cash dividends	—	—	—	645	—

Securities lending income, net (Note 2)	5,005	39,647	19,192	7,818	494,709

Less: Foreign withholding taxes on dividends	(3,224)	(4,892)	(10,354)	(1,514)	—
Total investment income	11,280,398	94,441	91,466	41,079	507,788
EXPENSES:

Advisory fees (Note 3)	1,479,351	48,787	20,682	17,550	2,888,746

Service fees (Note 2)	32,546	477	202	172	28,246
Total expenses	1,511,897	49,264	20,884	17,722	2,916,992
Net investment income (loss)	9,768,501	45,177	70,582	23,357	(2,409,204)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(29,182,356)	(576,623)	(313,902)	(447,891)	(186,172,089)

In-kind redemptions	26,972,751	—	—	138,585	14,304,414

Futures contracts	(30,327,834)	—	—	—	—

Foreign currency contracts	70	1,213	1,736	(1,059)	—

Foreign currency related transactions	(70)	(4,680)	26,316	1,393	—
Net realized loss	(32,537,439)	(580,090)	(285,850)	(308,972)	(171,867,675)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	111,859,450	4,761,459	125,617	400,673	249,232,954

Futures contracts	(1,800,122)	—	—	—	—

Foreign currency contracts	—	(416)	5	—	—

Translation of assets and liabilities denominated in foreign currencies	—	(47)	(28,707)	70	—
Net increase in unrealized appreciation/depreciation	110,059,328	4,760,996	96,915	400,743	249,232,954
Net realized and unrealized gain (loss) on investments	77,521,889	4,180,906	(188,935)	91,771	77,365,279
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$87,290,390	$4,226,083	$(118,353)	$115,128	$74,956,075

See Notes to Financial Statements.

132	WisdomTree Trust

Statements of Operations (concluded)

WisdomTree Trust

For the Year Ended June 30, 2023

WisdomTree Cybersecurity Fund
INVESTMENT INCOME:

Dividends	$47,219

Interest	21

Securities lending income, net (Note 2)	15,383

Less: Foreign withholding taxes on dividends	(5,512)
Total investment income	57,111
EXPENSES:

Advisory fees (Note 3)	134,865

Service fees (Note 2)	1,319
Total expenses	136,184
Net investment loss	(79,073)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) from:

Investment transactions	(5,499,019)

In-kind redemptions	461,108

Foreign currency contracts	(2,910)

Foreign currency related transactions	2,524
Net realized loss	(5,038,297)
Net increase (decrease) in unrealized appreciation/depreciation:

Investment transactions	7,665,037

Translation of assets and liabilities denominated in foreign currencies	(50)
Net increase in unrealized appreciation/depreciation	7,664,987
Net realized and unrealized gain on investments	2,626,690
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,547,617

See Notes to Financial Statements.

WisdomTree Trust	133

Statements of Changes in Net Assets

WisdomTree Trust

	WisdomTree Dynamic Currency Hedged International Equity Fund		WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund		WisdomTree Emerging Markets ESG Fund

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$9,599,646	$7,201,966	$6,054,230	$1,958,981	$618,044	$849,512

Net realized gain (loss) on investments, foreign currency contracts and foreign currency related transactions	(7,596,140)	15,745,183	(8,966,580)	7,252,936	(1,540,036)	(209,574)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	31,166,889	(29,913,702)	14,588,282	(14,851,685)	1,714,342	(9,320,275)
Net increase (decrease) in net assets resulting from operations	33,170,395	(6,966,553)	11,675,932	(5,639,768)	792,350	(8,680,337)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(9,482,900)	(8,333,400)	(7,194,351)	(2,160,473)	(796,205)	(813,816)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	57,448,065	46,532,186	114,698,033	35,211,942	—	3,157,366

Cost of shares redeemed	(7,749,359)	(24,821,425)	—	(10,629,801)	(2,758,980)	(3,585,905)
Net increase (decrease) in net assets resulting from capital share transactions	49,698,706	21,710,761	114,698,033	24,582,141	(2,758,980)	(428,539)
Net Increase (Decrease) in Net Assets	73,386,201	6,410,808	119,179,614	16,781,900	(2,762,835)	(9,922,692)
NET ASSETS:

Beginning of year	$168,070,483	$161,659,675	$58,118,272	$41,336,372	$25,481,085	$35,403,777

End of year	$241,456,684	$168,070,483	$177,297,886	$58,118,272	$22,718,250	$25,481,085
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	6,050,000	5,300,000	1,950,000	1,200,000	900,000	900,000

Shares created	1,950,000	1,550,000	3,750,000	1,050,000	—	100,000

Shares redeemed	(250,000)	(800,000)	—	(300,000)	(100,000)	(100,000)
Shares outstanding, end of year	7,750,000	6,050,000	5,700,000	1,950,000	800,000	900,000

See Notes to Financial Statements.

134	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Emerging Markets ex-China Fund	WisdomTree International ESG Fund		WisdomTree U.S. Corporate Bond Fund

	For the Period September 22, 2022* through June 30, 2023	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$173,154	$273,160	$237,030	$509,411	$1,125,535

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	132,206	(290,568)	(34,985)	(5,123,803)	(2,428,696)

Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,478,316	1,175,185	(1,695,997)	4,754,188	(5,842,676)
Net increase (decrease) in net assets resulting from operations	1,783,676	1,157,777	(1,493,952)	139,796	(7,145,837)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(144,810)	(275,935)	(238,020)	(533,000)	(1,197,666)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	24,616,925	2,815,724	1,484,583	9,002,751	—

Cost of shares redeemed	(9,850,554)	—	—	(40,539,588)	—
Net increase (decrease) in net assets resulting from capital share transactions	14,766,371	2,815,724	1,484,583	(31,536,837)	—
Net Increase (Decrease) in Net Assets	16,405,237	3,697,566	(247,389)	(31,930,041)	(8,343,503)
NET ASSETS:

Beginning of period	$100	$7,446,635	$7,694,024	$40,684,577	$49,028,080

End of period	$16,405,337	$11,144,201	$7,446,635	$8,754,536	$40,684,577
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	4	300,000	250,000	900,000	900,000

Shares created	1,000,000	100,000	50,000	200,000	—

Shares redeemed	(400,004)	—	—	(900,000)	—
Shares outstanding, end of period	600,000	400,000	300,000	200,000	900,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	135

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree U.S. High Yield Corporate Bond Fund		WisdomTree U.S. Short-Term Corporate Bond Fund		WisdomTree Emerging Markets Efficient Core Fund

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$10,139,833	$8,030,190	$1,124,299	$526,577	$1,241,849	$513,193

Net realized loss on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(10,321,544)	(788,116)	(894,855)	(808,823)	(3,234,676)	(3,198,496)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts and translation of assets and liabilities denominated in foreign currencies	11,069,649	(33,528,082)	317,786	(2,297,744)	1,966,570	(7,225,923)

Net increase from payment by affiliate	—	—	150	—	76	—
Net increase (decrease) in net assets resulting from operations	10,887,938	(26,286,008)	547,380	(2,579,990)	(26,181)	(9,911,226)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(10,144,500)	(7,906,350)	(1,146,000)	(651,248)	(1,226,510)	(378,458)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	71,527,012	82,422,563	4,808,013	15,102,248	24,464,335	51,468,255

Cost of shares redeemed	(36,372,679)	(35,293,904)	(9,503,314)	—	(5,099,245)	(8,902,363)
Net increase (decrease) in net assets resulting from capital share transactions	35,154,333	47,128,659	(4,695,301)	15,102,248	19,365,090	42,565,892
Net Increase (Decrease) in Net Assets	35,897,771	12,936,301	(5,293,921)	11,871,010	18,112,399	32,276,208
NET ASSETS:

Beginning of year	$171,295,300	$158,358,999	$42,756,809	$30,885,799	$34,351,532	$2,075,324

End of year	$207,193,071	$171,295,300	$37,462,888	$42,756,809	$52,463,931	$34,351,532
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	3,900,000	3,000,000	900,000	600,000	1,200,000	50,000

Shares created	1,600,000	1,600,000	100,000	300,000	900,000	1,450,000

Shares redeemed	(800,000)	(700,000)	(200,000)	—	(200,000)	(300,000)
Shares outstanding, end of year	4,700,000	3,900,000	800,000	900,000	1,900,000	1,200,000

See Notes to Financial Statements.

136	WisdomTree Trust

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree International Efficient Core Fund		WisdomTree U.S. Efficient Core Fund		WisdomTree Artificial Intelligence and Innovation Fund

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Period December 9, 2021* through June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income	$4,976,990	$2,014,624	$9,768,501	$8,325,402	$45,177	$1,439

Net realized gain (loss) on investments, futures contracts, foreign currency contracts and foreign currency related transactions	(7,932,420)	(8,928,568)	(32,537,439)	6,067,718	(580,090)	(74,061)

Net increase (decrease) in unrealized appreciation/depreciation on investments, futures contracts, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	30,108,773	(19,291,690)	110,059,328	(190,207,402)	4,760,996	(425,354)
Net increase (decrease) in net assets resulting from operations	27,153,343	(26,205,634)	87,290,390	(175,814,282)	4,226,083	(497,976)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(4,844,176)	(1,971,331)	(9,785,910)	(8,163,536)	(1,534)	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	174,329,685	157,472,630	202,105,329	543,539,352	117,696,918	1,250,000

Cost of shares redeemed	(19,048,786)	(55,527,380)	(122,219,141)	(183,240,518)	—	(101)
Net increase in net assets resulting from capital share transactions	155,280,899	101,945,250	79,886,188	360,298,834	117,696,918	1,249,899
Net Increase in Net Assets	177,590,066	73,768,285	157,390,668	176,321,016	121,921,467	751,923
NET ASSETS:

Beginning of period	$75,767,178	$1,998,893	$695,605,066	$519,284,050	$752,023	$100

End of period	$253,357,244	$75,767,178	$852,995,734	$695,605,066	$122,673,490	$752,023
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	2,450,000	50,000	20,850,000	12,800,000	50,000	4

Shares created	5,650,000	4,050,000	5,900,000	12,750,000	6,400,000	50,000

Shares redeemed	(700,000)	(1,650,000)	(3,750,000)	(4,700,000)	—	(4)
Shares outstanding, end of period	7,400,000	2,450,000	23,000,000	20,850,000	6,450,000	50,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

WisdomTree Trust	137

Statements of Changes in Net Assets (continued)

WisdomTree Trust

	WisdomTree Battery Value Chain and Innovation Fund		WisdomTree BioRevolution Fund		WisdomTree Cloud Computing Fund

	For the Year Ended June 30, 2023	For the Period February 17, 2022* through June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$70,582	$10,849	$23,357	$12,468	$(2,409,204)	$(4,639,243)

Net realized loss on investments, foreign currency contracts and foreign currency related transactions	(285,850)	(117,758)	(308,972)	(210,739)	(171,867,675)	(10,186,800)

Net increase (decrease) in unrealized appreciation/depreciation on investments, foreign currency contracts and translation of assets and liabilities denominated in foreign currencies	96,915	(155,958)	400,743	(1,315,932)	249,232,954	(595,077,204)
Net increase (decrease) in net assets resulting from operations	(118,353)	(262,867)	115,128	(1,514,203)	74,956,075	(609,903,247)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(21,975)	—	(15,662)	(4,424)	—	—
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	3,620,339	2,000,000	—	3,541,300	330,272,697	874,468,867

Cost of shares redeemed	—	(117)	(2,003,861)	—	(347,305,989)	(910,956,909)
Net increase (decrease) in net assets resulting from capital share transactions	3,620,339	1,999,883	(2,003,861)	3,541,300	(17,033,292)	(36,488,042)
Net Increase (Decrease) in Net Assets	3,480,011	1,737,016	(1,904,395)	2,022,673	57,922,783	(646,391,289)
NET ASSETS:

Beginning of period	$1,737,136	$120	$4,687,755	$2,665,082	$630,650,556	$1,277,041,845

End of period	$5,217,147	$1,737,136	$2,783,360	$4,687,755	$688,573,339	$630,650,556
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of period	50,000	3	270,000	100,000	22,500,000	22,850,000

Shares created	100,000	50,000	—	170,000	11,650,000	20,350,000

Shares redeemed	—	(3)	(110,000)	—	(12,450,000)	(20,700,000)
Shares outstanding, end of period	150,000	50,000	160,000	270,000	21,700,000	22,500,000
* Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

See Notes to Financial Statements.

138	WisdomTree Trust

Statements of Changes in Net Assets (concluded)

WisdomTree Trust

	WisdomTree Cybersecurity Fund

	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:

Net investment income (loss)	$(79,073)	$183,248

Net realized gain (loss) on investments and foreign currency related transactions	(5,038,297)	1,284,806

Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,664,987	(16,325,428)
Net increase (decrease) in net assets resulting from operations	2,547,617	(14,857,374)
DISTRIBUTIONS TO SHAREHOLDERS:

Distributable earnings	(7,191)	(177,112)
CAPITAL SHARE TRANSACTIONS:

Net proceeds from sale of shares	761,578	33,409,139

Cost of shares redeemed	(4,134,087)	(12,487,363)
Net increase (decrease) in net assets resulting from capital share transactions	(3,372,509)	20,921,776
Net Increase (Decrease) in Net Assets	(832,083)	5,887,290
NET ASSETS:

Beginning of year	$32,761,911	$26,874,621

End of year	$31,929,828	$32,761,911
SHARES CREATED AND REDEEMED:

Shares outstanding, beginning of year	1,840,000	1,100,000

Shares created	40,000	1,290,000

Shares redeemed	(230,000)	(550,000)
Shares outstanding, end of year	1,650,000	1,840,000

See Notes to Financial Statements.

WisdomTree Trust	139

Financial Highlights

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Dynamic Currency Hedged International Equity Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net asset value, beginning of year	$27.78	$30.50	$25.40	$28.84	$28.96
Investment operations:

Net investment income[1]	1.36	1.34	0.91	0.80	1.04

Net realized and unrealized gain (loss)	3.31	(2.54)	5.27	(3.44)	(0.17)
Total from investment operations	4.67	(1.20)	6.18	(2.64)	0.87
Dividends to shareholders:

Net investment income	(1.29)	(1.52)	(1.08)	(0.80)	(0.99)
Net asset value, end of year	$31.16	$27.78	$30.50	$25.40	$28.84

TOTAL RETURN[2]	17.18%	(4.12)%	24.76%	(9.34)%[3]	3.11%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$241,457	$168,070	$161,660	$198,145	$252,362

Ratios to average net assets of:

Expenses, net of expense waivers	0.41%[4]	0.41%[4]	0.39%	0.35%	0.35%

Expenses, prior to expense waivers	0.41%[4]	0.41%[4]	0.40%	0.40%	0.40%

Net investment income	4.56%	4.41%	3.26%	2.87%	3.68%
Portfolio turnover rate[5]	29%	35%	38%	17%	26%

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net asset value, beginning of year	$29.80	$34.45	$26.22	$29.60	$31.50
Investment operations:

Net investment income[1]	1.55	1.37	0.88	0.88	1.12

Net realized and unrealized gain (loss)	1.40	(4.65)	8.46	(3.39)	(2.29)
Total from investment operations	2.95	(3.28)	9.34	(2.51)	(1.17)
Dividends and distributions to shareholders:

Net investment income	(1.31)	(1.37)	(1.11)	(0.87)	(0.73)

Capital gains	(0.34)	—	—	—	—
Total dividends and distributions to shareholders	(1.65)	(1.37)	(1.11)	(0.87)	(0.73)
Net asset value, end of year	$31.10	$29.80	$34.45	$26.22	$29.60

TOTAL RETURN[2]	10.27%	(9.78)%	36.12%	(8.70)%[6]	(3.70)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$177,298	$58,118	$41,336	$38,015	$34,041

Ratios to average net assets of:

Expenses, net of expense waivers	0.49%[7]	0.49%[7]	0.47%	0.43%	0.43%

Expenses, prior to expense waivers	0.49%[7]	0.49%[7]	0.48%	0.48%	0.48%

Net investment income	5.05%	4.06%	2.86%	3.08%	3.77%
Portfolio turnover rate[5]	48%	48%	60%	25%	55%
[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[3]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.11% lower.

[4]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.40%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

Includes a voluntary reimbursement from the sub-advisor for investment losses on certain foreign exchange transactions during the period. Excluding this voluntary reimbursement, total return would have been 0.14% lower.

[7]	Included in the expense ratio are “Other fees” described in Note 6. Without these expenses, the expense ratio would have been 0.48%.

See Notes to Financial Statements.

140	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets ESG Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020[1]	For the Year Ended June 30, 2019
Net asset value, beginning of year	$28.31	$39.34	$27.90	$31.47	$30.95
Investment operations:

Net investment income[2]	0.69	0.99	0.62	0.93	1.21

Net realized and unrealized gain (loss)	0.31	(11.07)	11.50	(3.44)	0.38
Total from investment operations	1.00	(10.08)	12.12	(2.51)	1.59
Dividends to shareholders:

Net investment income	(0.91)	(0.95)	(0.68)	(1.06)	(1.07)
Net asset value, end of year	$28.40	$28.31	$39.34	$27.90	$31.47

TOTAL RETURN[3]	3.82%	(25.99)%	43.82%	(8.19)%	5.25%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$22,718	$25,481	$35,404	$33,482	$50,353

Ratios to average net assets of:

Expenses	0.32%	0.32%	0.32%[4,5]	0.32%	0.32%

Net investment income	2.51%	2.88%	1.79%[4]	3.13%	3.97%
Portfolio turnover rate[6]	48%	57%	69%	130%[1]	26%

WisdomTree Emerging Markets ex-China Fund	For the Period September 22, 2022* through June 30, 2023
Net asset value, beginning of period	$24.73
Investment operations:

Net investment income[2]	0.34

Net realized and unrealized gain	2.51
Total from investment operations	2.85
Dividends to shareholders:

Net investment income	(0.24)
Net asset value, end of period	$27.34

TOTAL RETURN[3]	11.59%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$16,405

Ratios to average net assets of:

Expenses	0.32%[7]

Net investment income	1.70%[7]
Portfolio turnover rate[6]	85%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]

The information reflects the investment objective and strategy of the WisdomTree Emerging Markets Dividend Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree Emerging Markets ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[2]	Based on average shares outstanding.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Markets ESG Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[5]	The expense ratio includes investment advisory fee waivers. Without these investment advisory fee waivers, the expense ratio would have been unchanged.

[6]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]	Annualized.

See Notes to Financial Statements.

WisdomTree Trust	141

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree International ESG Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020[1]	For the Year Ended June 30, 2019
Net asset value, beginning of year	$24.82	$30.78	$24.48	$23.96	$24.67
Investment operations:

Net investment income[2]	0.86	0.87	0.51	0.46	0.49

Net realized and unrealized gain (loss)	2.99	(5.98)	6.52	0.73 [3]	0.02
Total from investment operations	3.85	(5.11)	7.03	1.19	0.51
Dividends and distributions to shareholders:

Net investment income	(0.81)	(0.85)	(0.73)	(0.50)	(0.29)

Capital gains	—	—	—	(0.17)	(0.93)
Total dividends and distributions to shareholders	(0.81)	(0.85)	(0.73)	(0.67)	(1.22)
Net asset value, end of year	$27.86	$24.82	$30.78	$24.48	$23.96

TOTAL RETURN[4]	15.77%	(16.85)%	28.94%	4.88%	2.56%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$11,144	$7,447	$7,694	$18,363	$28,749

Ratios to average net assets of:

Expenses, net of expense waivers	0.30%	0.30%	0.30%	0.15%[5]	0.10%[5]

Expenses, prior to expense waivers	0.30%	0.30%	0.30%	0.52%[5]	0.58%[5]

Net investment income	3.31%	2.96%	1.86%	1.89%[5]	2.10%[5]
Portfolio turnover rate[6]	74%	87%	80%	112%[1]	6%

WisdomTree U.S. Corporate Bond Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net asset value, beginning of year	$45.21	$54.48	$54.40	$51.09	$47.79
Investment operations:

Net investment income[2]	1.63	1.25	1.23	1.42	1.59

Net realized and unrealized gain (loss)	(0.91)	(9.18)	0.25 [3]	3.37	3.28
Total from investment operations	0.72	(7.93)	1.48	4.79	4.87
Dividends and distributions to shareholders:

Net investment income	(2.16)	(1.24)	(1.21)	(1.48)	(1.57)

Capital gains	—	(0.10)	(0.19)	—	—
Total dividends and distributions to shareholders	(2.16)	(1.34)	(1.40)	(1.48)	(1.57)
Net asset value, end of year	$43.77	$45.21	$54.48	$54.40	$51.09

TOTAL RETURN[4]	1.69%	(14.83)%	2.75%	9.54%	10.44%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$8,755	$40,685	$49,028	$38,077	$5,109

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%	0.18%[7]	0.18%	0.18%

Expenses, prior to expense waivers	0.18%	0.18%	0.21%	0.28%	0.28%

Net investment income	3.63%	2.42%	2.27%	2.71%	3.29%
Portfolio turnover rate[6]	41%	52%	36%	25%	22%
[1]

The information reflects the investment objective and strategy of the WisdomTree Dynamic Currency Hedged International Quality Dividend Growth Fund through March 15, 2020 and the investment objective and strategy of the WisdomTree International ESG Fund thereafter. The increase in the portfolio turnover rate was primarily a result of the aforementioned investment objective and strategy change.

[2]	Based on average shares outstanding.

[3]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[4]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[7]

The investment advisor had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.18%.

See Notes to Financial Statements.

142	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. High Yield Corporate Bond Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net asset value, beginning of year	$43.92	$52.79	$48.53	$51.51	$49.77
Investment operations:

Net investment income[1]	2.60	2.20	2.32	2.64	2.84

Net realized and unrealized gain (loss)	0.16	(8.92)	4.28	(3.00)	1.69
Total from investment operations	2.76	(6.72)	6.60	(0.36)	4.53
Dividends and distributions to shareholders:

Net investment income	(2.60)	(2.15)	(2.34)	(2.62)	(2.75)

Capital gains	—	—	—	—	(0.04)

Tax return of capital	—	—	—	(0.00)[2]	—
Total dividends and distributions to shareholders	(2.60)	(2.15)	(2.34)	(2.62)	(2.79)
Net asset value, end of year	$44.08	$43.92	$52.79	$48.53	$51.51

TOTAL RETURN[3]	6.42%	(13.16)%	13.84%	(0.72)%	9.43%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$207,193	$171,295	$158,359	$63,083	$15,453

Ratios to average net assets of:

Expenses, net of expense waivers	0.38%	0.38%	0.38%[4]	0.38%	0.38%

Expenses, prior to expense waivers	0.38%	0.38%	0.41%	0.48%	0.48%

Net investment income	5.85%	4.36%	4.51%	5.32%	5.68%
Portfolio turnover rate[5]	22%	24%	21%	22%	14%

WisdomTree U.S. Short-Term Corporate Bond Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
Net asset value, beginning of year	$47.51	$51.48	$51.58	$50.43	$49.03
Investment operations:

Net investment income[1]	1.39	0.68	0.75	1.23	1.24

Net realized and unrealized gain (loss)	(0.65)	(3.82)	0.06 [6]	1.13 [6]	1.39

Net increase from payment by affiliate	0.00 [2]	—	—	—	—
Total from investment operations	0.74	(3.14)	0.81	2.36	2.63
Dividends and distributions to shareholders:

Net investment income	(1.42)	(0.62)	(0.75)	(1.21)	(1.23)

Capital gains	—	(0.21)	(0.16)	—	—
Total dividends and distributions to shareholders	(1.42)	(0.83)	(0.91)	(1.21)	(1.23)
Net asset value, end of year	$46.83	$47.51	$51.48	$51.58	$50.43

TOTAL RETURN[3]	1.59%[7]	(6.18)%	1.59%	4.75%	5.44%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$37,463	$42,757	$30,886	$20,632	$5,043

Ratios to average net assets of:

Expenses, net of expense waivers	0.18%	0.18%	0.18%[8]	0.18%	0.18%

Expenses, prior to expense waivers	0.18%	0.18%	0.21%	0.28%	0.28%

Net investment income	2.95%	1.36%	1.46%	2.43%	2.50%
Portfolio turnover rate[5]	42%	55%	47%	43%	28%
[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. For the periods in which the investment advisor waived advisory fees, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]

The investment advisor had contractually agreed to limit the advisory fee to 0.38% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.38%.

[5]

Portfolio turnover rate excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[6]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

[7]	Includes a reimbursement from the sub-advisor for an operational error. Excluding this reimbursement, total return would have been unchanged (Note 3).

[8]

The investment advisor had contractually agreed to limit the advisory fee to 0.18% through October 31, 2020. On October 31, 2020, the contractual waiver expired and the advisory fee was permanently reduced to 0.18%.

See Notes to Financial Statements.

WisdomTree Trust	143

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Emerging Markets Efficient Core Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period May 20, 2021* through June 30, 2021
Net asset value, beginning of period	$28.63	$41.51	$39.75
Investment operations:

Net investment income[1]	0.78	0.82	0.13

Net realized and unrealized gain (loss)	(0.97)	(12.71)	1.69

Net increase from payment by affiliate	0.00 [2]	—	—
Total from investment operations	(0.19)	(11.89)	1.82
Dividends and distributions to shareholders:

Net investment income	(0.83)	(0.73)	(0.06)

Capital gains	—	(0.26)	—
Total dividends and distributions to shareholders	(0.83)	(0.99)	(0.06)
Net asset value, end of period	$27.61	$28.63	$41.51

TOTAL RETURN[3]	(0.41)%[4]	(29.06)%	4.58%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$52,464	$34,352	$2,075

Ratios to average net assets of:

Expenses, net of expense waivers	0.32%	0.32%[5]	0.31%[5,6]

Expenses, prior to expense waivers	0.32%	0.32%[5]	0.32%[5,6]

Net investment income	2.87%	2.52%[5]	2.68%[5,6]
Portfolio turnover rate[7]	12%	102%	3%

WisdomTree International Efficient Core Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period May 20, 2021* through June 30, 2021
Net asset value, beginning of period	$30.93	$39.98	$39.43
Investment operations:

Net investment income[1]	0.92	1.19	0.09

Net realized and unrealized gain (loss)	3.15	(9.26)	0.50 [8]
Total from investment operations	4.07	(8.07)	0.59
Dividends and distributions to shareholders:

Net investment income	(0.76)	(0.96)	(0.04)

Capital gains	—	(0.02)	—
Total dividends and distributions to shareholders	(0.76)	(0.98)	(0.04)
Net asset value, end of period	$34.24	$30.93	$39.98

TOTAL RETURN[3]	13.35%	(20.44)%	1.50%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$253,357	$75,767	$1,999

Ratios to average net assets of:

Expenses	0.26%	0.26%	0.26%[6]

Net investment income	2.82%	3.30%	1.94%[6]
Portfolio turnover rate[7]	5%	13%	0%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]	Amount represents less than $0.005.

[3]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the periods in which the investment advisor waived advisory fees for the WisdomTree Emerging Markets Efficient Core Fund, the total return would have been lower if certain expenses had not been waived (Notes 2 and 3).

[4]	Includes a reimbursement from the sub-advisor for an operational error. Excluding this reimbursement, total return would have been unchanged (Note 3).

[5]	The ratios to average net assets do not include net investment income (loss) or expenses of other funds in which the Fund invests.

[6]	Annualized.

[7]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[8]

The amount of net realized and unrealized gain per share does not correspond with the amounts reported within the Statements of Changes due to the timing of capital share transactions of Fund shares and fluctuating market values during the fiscal year.

See Notes to Financial Statements.

144	WisdomTree Trust

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree U.S. Efficient Core Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Period August 2, 2018* through June 30, 2019
Net asset value, beginning of period	$33.36	$40.57	$30.60	$27.14	$25.08
Investment operations:

Net investment income[1]	0.45	0.42	0.41	0.45	0.38

Net realized and unrealized gain (loss)	3.73	(7.23)	9.95	3.39	2.01
Total from investment operations	4.18	(6.81)	10.36	3.84	2.39
Dividends and distributions to shareholders:

Net investment income	(0.45)	(0.40)	(0.37)	(0.27)	(0.33)

Capital gains	—	—	(0.02)	(0.11)	—
Total dividends and distributions to shareholders	(0.45)	(0.40)	(0.39)	(0.38)	(0.33)
Net asset value, end of period	$37.09	$33.36	$40.57	$30.60	$27.14

TOTAL RETURN[2]	12.68%	(16.95)%	34.04%	14.25%	9.64%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000’s omitted)	$852,996	$695,605	$519,284	$238,679	$5,428

Ratios to average net assets of:

Expenses	0.20%	0.20%	0.20%	0.20%	0.20%[3]

Net investment income	1.32%	1.05%	1.12%	1.57%	1.68%[3]
Portfolio turnover rate[4]	7%	7%	9%	13%	11%

WisdomTree Artificial Intelligence and Innovation Fund	For the Year Ended June 30, 2023	For the Period December 9, 2021* through June 30, 2022
Net asset value, beginning of period	$15.04	$25.22
Investment operations:

Net investment income[1]	0.07	0.03

Net realized and unrealized gain (loss)	3.94	(10.21)
Total from investment operations	4.01	(10.18)
Dividends to shareholders:

Net investment income	(0.03)	—
Net asset value, end of period	$19.02	$15.04

TOTAL RETURN[2]	26.74%	(40.36)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$122,673	$752

Ratios to average net assets of:

Expenses	0.45%	0.45%[3]

Net investment income	0.42%	0.26%[3]
Portfolio turnover rate[4]	26%	11%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

See Notes to Financial Statements.

WisdomTree Trust	145

Financial Highlights (continued)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Battery Value Chain and Innovation Fund	For the Year Ended June 30, 2023	For the Period February 17, 2022* through June 30, 2022
Net asset value, beginning of period	$34.74	$40.49
Investment operations:

Net investment income[1]	0.53	0.22

Net realized and unrealized loss	(0.34)	(5.97)
Total from investment operations	0.19	(5.75)
Dividends to shareholders:

Net investment income	(0.15)	—
Net asset value, end of period	$34.78	$34.74

TOTAL RETURN[2]	0.58%	(14.20)%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$5,217	$1,737

Ratios to average net assets of:

Expenses	0.45%	0.45%[3]

Net investment income	1.54%	1.56%[3]
Portfolio turnover rate[4]	95%	48%

WisdomTree BioRevolution Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period June 3, 2021* through June 30, 2021
Net asset value, beginning of period	$17.36	$26.65	$25.03
Investment operations:

Net investment income (loss)[1]	0.11	0.08	(0.00)[5]

Net realized and unrealized gain (loss)	0.00 [5]	(9.34)	1.62
Total from investment operations	0.11	(9.26)	1.62
Dividends to shareholders:

Net investment income	(0.07)	(0.03)	—
Net asset value, end of period	$17.40	$17.36	$26.65

TOTAL RETURN[2]	0.61%	(34.79)%	6.47%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$2,783	$4,688	$2,665

Ratios to average net assets of:

Expenses	0.45%	0.45%	0.45%[3]

Net investment income (loss)	0.60%	0.36%	(0.07)%[3]
Portfolio turnover rate[4]	34%	17%	0%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

See Notes to Financial Statements.

146	WisdomTree Trust

Financial Highlights (concluded)

WisdomTree Trust

Selected data for a share of beneficial interest outstanding throughout the period is presented below:

WisdomTree Cloud Computing Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Period September 6, 2019* through June 30, 2020
Net asset value, beginning of period	$28.03	$55.89	$38.96	$25.06
Investment operations:

Net investment loss[1]	(0.11)	(0.21)	(0.22)	(0.11)

Net realized and unrealized gain (loss)	3.81	(27.65)	17.15	14.01
Total from investment operations	3.70	(27.86)	16.93	13.90
Net asset value, end of period	$31.73	$28.03	$55.89	$38.96

TOTAL RETURN[2]	13.20%	(49.85)%	43.45%	55.47%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$688,573	$630,651	$1,277,042	$420,771

Ratios to average net assets of:

Expenses	0.45%	0.45%	0.45%	0.45%[3]

Net investment loss	(0.38)%	(0.44)%	(0.44)%	(0.43)%[3]
Portfolio turnover rate[4]	41%	50%	40%	8%

WisdomTree Cybersecurity Fund	For the Year Ended June 30, 2023	For the Year Ended June 30, 2022	For the Period January 28, 2021* through June 30, 2021
Net asset value, beginning of period	$17.81	$24.43	$24.17
Investment operations:

Net investment income (loss)[1]	(0.05)	0.12	(0.01)

Net realized and unrealized gain (loss)	1.59	(6.63)	0.27
Total from investment operations	1.54	(6.51)	0.26
Dividends to shareholders:

Net investment income	(0.00)[5]	(0.11)	—
Net asset value, end of period	$19.35	$17.81	$24.43

TOTAL RETURN[2]	8.68%	(26.79)%	1.08%
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000’s omitted)	$31,930	$32,762	$26,875

Ratios to average net assets of:

Expenses	0.45%	0.45%	0.45%[3]

Net investment income (loss)	(0.26)%	0.49%	(0.16)%[3]
Portfolio turnover rate[4]	45%	56%	18%
*	Commencement of operations. The commencement of operations date is considered to be the date that the Fund began trading in the secondary market.

[1]	Based on average shares outstanding.

[2]

Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

[3]	Annualized.

[4]

Portfolio turnover rate is not annualized for fiscal periods less than one year and excludes the value of the portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares. Short-term securities with maturities less than or equal to 365 days are excluded from the portfolio turnover calculation.

[5]	Amount represents less than $0.005.

See Notes to Financial Statements.

WisdomTree Trust	147

Notes to Financial Statements

1. ORGANIZATION

WisdomTree Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust on December 15, 2005 and is authorized to have multiple series of portfolios (each a “Fund”, collectively, the “Funds”). These notes relate only to the Funds listed below. In accordance with Accounting Standards Codification Topic 946, Financial Services-Investment Companies, each Fund listed below qualifies as an investment company and is applying the accounting and reporting guidance for investment companies.

Fund	Commencement of Operations
WisdomTree Dynamic Currency Hedged International Equity Fund (“Dynamic Currency Hedged International Equity Fund” and also referred to herein as “Currency Hedged Equity Fund”)	January 7, 2016
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund (“Dynamic Currency Hedged International SmallCap Equity Fund” and also referred to herein as “Currency Hedged Equity Fund”)	January 7, 2016
WisdomTree Emerging Markets ESG Fund (“Emerging Markets ESG Fund”)	April 7, 2016
WisdomTree Emerging Markets ex-China Fund (“Emerging Markets ex-China Fund”)	September 22, 2022
WisdomTree International ESG Fund (“International ESG Fund”)	November 3, 2016
WisdomTree U.S. Corporate Bond Fund (“U.S. Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. High Yield Corporate Bond Fund (“U.S. High Yield Corporate Bond Fund”)	April 27, 2016
WisdomTree U.S. Short-Term Corporate Bond Fund (“U.S. Short-Term Corporate Bond Fund”)	April 27, 2016
WisdomTree Emerging Markets Efficient Core Fund (“Emerging Markets Efficient Core Fund”)	May 20, 2021
WisdomTree International Efficient Core Fund (“International Efficient Core Fund”)	May 20, 2021
WisdomTree U.S. Efficient Core Fund (“U.S. Efficient Core Fund”)	August 2, 2018
WisdomTree Artificial Intelligence and Innovation Fund (“Artificial Intelligence and Innovation Fund”)	December 9, 2021
WisdomTree Battery Value Chain and Innovation Fund (“Battery Value Chain and Innovation Fund”)	February 17, 2022
WisdomTree BioRevolution Fund (“BioRevolution Fund”)	June 3, 2021
WisdomTree Cloud Computing Fund (“Cloud Computing Fund”)	September 6, 2019
WisdomTree Cybersecurity Fund (“Cybersecurity Fund”)	January 28, 2021

Each Fund, except the Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund and U.S. Efficient Core Fund, seeks to track the price and yield performance, before fees and expenses, of a particular index (“Index”) developed by WisdomTree, Inc. (“WisdomTree”) or an Index developed by a third party. The Emerging Markets ESG Fund, International ESG Fund, Emerging Markets Efficient Core Fund, International Efficient Core Fund and U.S. Efficient Core Fund are actively managed using a model-based approach. WisdomTree is the parent company of WisdomTree Asset Management, Inc. (“WTAM”), the investment adviser to each Fund and the Trust. “WisdomTree” is a registered trademark of WisdomTree and has been licensed for use by the Trust. Each Fund described herein is considered to be non-diversified as defined under the 1940 Act.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe such exposure to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.

The following is a summary of significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Investment Valuation — The net asset value (“NAV”) of each Fund’s shares is calculated each day a Fund is open for business as of the regularly scheduled close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time (the “NAV Calculation Time”). NAV per share is calculated by dividing a Fund’s net assets by the number of Fund shares outstanding. Each

148	WisdomTree Trust

Notes to Financial Statements (continued)

Fund issues and redeems shares at NAV only in large blocks of shares known as creation units, which only certain institutions (e.g., broker-dealers) may purchase or redeem. Shares of each Fund are listed on a national securities exchange and trade at market prices. Most investors will buy and sell shares in the secondary market through brokers. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV or less than NAV. In calculating each Fund’s NAV, investments are valued under policies approved by the Board of Trustees of the Trust (the “Board of Trustees”). Equity securities (including preferred stock) traded on any recognized U.S. or non-U.S. exchange are valued at the last sale price or official closing price on the exchange on which they are principally traded. Unlisted equity securities (including preferred stock) are valued at the last sale price or, if no sale price is available, at the mean between the highest bid and lowest ask price. Each Fund may invest in money market funds which are valued at their NAV per share and exchange-traded funds (“ETFs” or “ETF”) or exchange-traded notes (“ETNs” or “ETN”) which are valued at their last sale or official closing price on the exchange on which they are principally traded or at their NAV per share in instances where the ETF or ETN has not traded on its principal exchange. Fixed income securities (including short-term debt securities with remaining maturities of 60 days or less) generally are valued at current market quotations or mean prices obtained from broker-dealers or independent pricing service providers. Broker-dealers or independent pricing service providers, in determining the value of securities, may consider such factors as recent transactions, indications from yields and quoted prices from broker-dealers on similar securities, and market sentiment for the type of security. U.S. fixed income securities may be valued as of the announced closing time for such securities on any day that the Securities Industry and Financial Markets Association announces an early closing time. Foreign currency contracts that settle within two business days after the trade date (“Spot Contracts”) and foreign currency contracts having a settlement period greater than two business days after the trade date (“Forward Contracts”) are valued daily using WM/Reuters closing spot and forward rates, respectively, as of 4:00 p.m. London time. Futures contracts generally are valued at the settlement price, the price at which a futures contract settles once a given trading day has ended, on the primary exchange on which they trade.

Pursuant to Board-approved valuation procedures established by the Trust and WTAM, the Board has appointed WTAM as the Funds’ valuation designee (the “Valuation Designee”) to perform all fair valuations of the Funds’ portfolio investments, subject to the Board’s oversight. As the Valuation Designee, WTAM has established procedures for its fair valuation of a Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Valuation Designee is comprised of senior representatives of WTAM and reports to the Board of Trustees on a quarterly basis. In the event that a financial instrument cannot be valued based upon a price from the exchange or system on which it is principally traded, independent pricing service provider or broker-dealer quotation, or such prices are deemed to not reflect current market value, the Valuation Designee may value the financial instrument in good faith under the policies and procedures approved by the Board of Trustees based on current facts and circumstances. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations, securities whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to non-U.S. investment limits or currency controls, and securities affected by “significant events”. An example of a significant event is an event occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of a Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

Fair Value Measurement — In accordance with Codification Topic 820 (“ASC 820”), Fair Value Measurements and Disclosures, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Valuation Designee will perform other procedures (consistent with GAAP) to value an investment when a market quote is not available. ASC 820 established a three-tier hierarchy of inputs to be used when determining fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk — for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including each Fund’s assumptions in determining the fair value of investments)

WisdomTree Trust	149

Notes to Financial Statements (continued)

The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (e.g., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended (either due to events affecting the issuer of the security specifically or events affecting the primary trading exchange more broadly) or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets in which the security is traded but before the time as of which a Fund’s NAV is computed and that may materially affect the value of the Fund’s investments).

The valuation techniques and significant inputs used in determining the fair market value measurements for Level 2 and Level 3 positions are as follows:

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details (e.g., credit rating, debt ranking, coupon date, maturity date, etc.), interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or prices obtained from independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Determination of a fair value by the Valuation Designee may include significant unobservable inputs and therefore such financial instruments would be reflected as a Level 3 of the fair value hierarchy. The Valuation Designee may employ a market-based valuation approach which may use, among other potential considerations, related or comparable securities, recent transactions, market multiples, and other relevant information to determine fair value. The Valuation Designee may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value.

The summary of fair valuations according to the inputs used in valuing each Fund’s assets as of the measurement date is included in a “Fair Valuation Summary” supplementary table in each applicable Fund’s Schedule of Investments.

During the fiscal year or period ended June 30, 2023, there were no significant transfers into or out of Level 3 of the fair value hierarchy.

Derivatives and Hedging Disclosure — Codification Topic 815 (“ASC 815”), Derivatives and Hedging, requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts as well as gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The Funds have invested in derivatives, specifically foreign currency contracts, equity futures contracts and interest rate futures contracts during the fiscal year or period ended June 30, 2023 and open positions in such derivatives as of June 30, 2023 are detailed in each Fund’s Schedule of Investments. All of the derivative instruments disclosed and described herein are subject to credit risk. Risks may arise upon entering into foreign currency contracts from potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar or each other. Any collateral posted (or received) with respect to the derivative positions would be used to offset or reduce the payment due to (or due from) a counterparty in the event of default. Information with respect to the amounts and types of collateral received and/or posted for derivative instruments as of June 30, 2023, if any, is reflected as a footnote within each Fund’s Schedule of Investments.The Funds’ maximum credit risk exposure to derivatives agreements would be the total value of derivatives disclosed in the table included in Note 2 – Master Netting Arrangements under the column entitled “Assets: Net Amount”.

150	WisdomTree Trust

Notes to Financial Statements (continued)

As of June 30, 2023, the effects of such derivative instruments on each Fund’s financial position as reflected in the Statements of Assets and Liabilities are presented in the summary below:

	Asset Derivatives		Liability Derivatives

Fund	Balance Sheet Location	Value	Balance Sheet Location	Value
Dynamic Currency Hedged International Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	$688,188	Unrealized depreciation on foreign currency contracts	$962,632
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	708,213	Unrealized depreciation on foreign currency contracts	689,256
Emerging Markets Efficient Core Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	406,826
International Efficient Core Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	1,912,394
U.S. Efficient Core Fund
Interest rate risk	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	6,559,431
Artificial Intelligence and Innovation Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	79	Unrealized depreciation on foreign currency contracts	495
Battery Value Chain and Innovation Fund
Foreign currency risk	Unrealized appreciation on foreign currency contracts	7	Unrealized depreciation on foreign currency contracts	0	[1]
*

Includes cumulative appreciation (depreciation) of futures contracts as reported in each Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Please see Note 2 (Futures Contracts) on pages 154 and 155 for additional information regarding balance sheet location of balances associated with futures contracts.

[1]	Amount represents less than $1.

For the fiscal year or period ended June 30, 2023, the effects of derivative instruments on each applicable Fund’s financial performance as reflected in the Statements of Operations are presented in the summary below:

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Dynamic Currency Hedged International Equity Fund
Foreign currency risk	$(1,860,771)	$(4,491,882)
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign currency risk	118,871	(1,556,958)
Emerging Markets ESG Fund
Foreign currency risk	(17,026)	—
Emerging Markets ex-China Fund[3]
Equity risk	(513)	—
Foreign currency risk	2,782	—
International ESG Fund
Foreign currency risk	944	(1)
Emerging Markets Efficient Core Fund
Foreign currency risk	2,834	(1,119)
Interest rate risk	(1,599,782)	(149,106)
International Efficient Core Fund
Foreign currency risk	2,874	(554)
Interest rate risk	(4,117,696)	(1,390,887)
U.S. Efficient Core Fund
Foreign currency risk	33	—
Interest rate risk	(30,327,834)	(1,800,122)
Artificial Intelligence and Innovation Fund
Foreign currency risk	512	(416)

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Notes to Financial Statements (continued)

Fund	Amount of Realized Gain or (Loss) on Derivatives Recognized[1]	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized[2]
Battery Value Chain and Innovation Fund
Foreign currency risk	$37	$5
BioRevolution Fund
Foreign currency risk	(177)	—
Cybersecurity Fund
Foreign currency risk	(4,007)	—
[1]	Realized gains (losses) on derivatives are located on the Statements of Operations as follows:

Equity risk	Net realized gain (loss) from futures contracts
Foreign currency risk	Net realized gain (loss) from foreign currency contracts
Interest rate risk	Net realized gain (loss) from futures contracts
[2]	Change in unrealized appreciation (depreciation) is located on the Statements of Operations as follows:

Equity risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
Foreign currency risk	Net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts
Interest rate risk	Net increase (decrease) in unrealized appreciation/depreciation from futures contracts
[3]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

During the fiscal year or period ended June 30, 2023, the volume of derivative activity (based on the average of month-end balances, except where footnoted) for each Fund was as follows:

	Average Notional

Fund	Foreign currency contracts (to deliver USD)	Foreign currency contracts (to receive USD)	Futures contracts (long)
Dynamic Currency Hedged International Equity Fund
Foreign currency risk	$105,294,642	$212,772,350	$—
Dynamic Currency Hedged International SmallCap Equity Fund
Foreign currency risk	58,063,829	118,310,172	—
Emerging Markets ESG Fund
Foreign currency risk	2,994	1,400	—
Emerging Markets ex-China Fund[1]
Equity risk[2]	—	—	20,993
Foreign currency risk	33,624	45,183	—
International ESG Fund
Foreign currency risk	487	1,609	—
Emerging Markets Efficient Core Fund
Foreign currency risk	139,253	119,897	—
Interest rate risk	—	—	25,605,819
International Efficient Core Fund
Foreign currency risk	6,310	511,100	—
Interest rate risk	—	—	102,467,019
U.S. Efficient Core Fund
Foreign currency risk[2]	327	—	—
Interest rate risk	—	—	441,570,006
Artificial Intelligence and Innovation Fund
Foreign currency risk	99,221	19,525	—
Battery Value Chain and Innovation Fund
Foreign currency risk	919	584	—
BioRevolution Fund
Foreign currency risk	—	266	—
Cybersecurity Fund
Foreign currency risk[2]	80,604	82,421	—
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

[2]	The volume of derivative activity for the period is based on intra-month balances.

152	WisdomTree Trust

Notes to Financial Statements (continued)

Investment Transactions and Investment Income — Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Dividend income (less foreign taxes withheld, if any) is recognized on the ex-dividend date or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined. Non-cash dividend income is recognized on the ex-dividend date, or, with respect to foreign dividends, as soon as practicable after the existence of a dividend declaration has been determined, at the fair value of securities to be received. Upon notification from real estate investment trust (“REIT”) issuers or as estimated by management, all or a portion of the dividend income received from a REIT may be redesignated as a reduction of cost of the related investment and/or as a realized gain. On each measurement date, the Funds evaluate the collectability of receivable balances. Generally, the Funds will write-off dividend receivable balances that are canceled by the issuer as of the date that the dividend receivable cancellation notification was publicly made available or when it becomes probable that dividends will not be collected and the amount of uncollectable dividends can be reasonably estimated. In addition, the Funds generally will write-off interest receivable balances in default by the issuer as of the date any applicable interest payment grace period or forbearance period expires or as of the date any interest payment cancellation notification was publicly made available or when it becomes probable that interest will not be collected and the amount of uncollectable interest can be reasonably estimated. Interest income (including amortization of premiums and accretion of discounts), less any foreign taxes withheld, is accrued daily. Generally, amortization of premiums and accretion of discounts are recognized daily using the effective interest method (also known as the scientific amortization method). Income earned from securities lending activities (i.e., securities lending income), net of fees payable to the securities borrower and/or securities lending agent, is accrued daily.

During the fiscal year ended June 30, 2023, dividend payments denominated in Russian rubles from certain sanctioned Russian issuers were made into restricted foreign cash accounts held by the Funds’ custodian on behalf of the Emerging Markets ESG Fund and Emerging Markets Efficient Core Fund. Under sanctions imposed by the United States (“U.S.”) and the European Union (“E.U.”) against Russia and certain Russian issuers pertaining to Russia’s invasion of Ukraine, payments (such as dividend payments or interest payments) made by sanctioned issuers to entities domiciled in the U.S., such as the Funds, or E.U. are restricted from withdrawal or use and there is no assurance these sanctioned payments will be ultimately collected by the Funds. As a result of U.S. sanctions in place against Russia and certain Russian issuers and significant uncertainty as to whether these sanctions will be removed or lifted, the Funds have not recognized these Russian dividend payments.

Foreign Taxes — The Funds may be subject to foreign taxes (a portion of which may be reclaimable or refundable) on foreign income or capital gains on investment transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and tax rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are accrued and applied to foreign income as the foreign income is earned and are reflected on the Statements of Operations as follows: foreign taxes withheld on dividends are presented as a reduction to investment income in “Less: Foreign withholdings taxes on dividends”, foreign taxes on capital gains from investment transactions, if any, are included in “Net realized gain (loss) from investment transactions”, and deferred foreign taxes on net unrealized appreciation on investments, if any, are included in “Net increase (decrease) in unrealized appreciation/depreciation on investment transactions”. Foreign taxes payable or deferred as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities in “Payables: Foreign capital gains tax”.

In certain foreign jurisdictions, when the Funds incur subsequent capital losses on investment transactions that occurred during the tax year in the applicable foreign jurisdiction, the Funds may be entitled to a refund on any foreign taxes paid on previous capital gain investment transactions that occurred during the tax year of the applicable foreign jurisdiction. Foreign capital gain tax refunds on investment transactions are included in “Net realized gain (loss) from investment transactions” on the Statements of Operations and foreign capital gain tax refunds that remain unpaid as of June 30, 2023, if any, are disclosed in the Statements of Assets and Liabilities in “Receivables: Foreign capital gains tax refund”.

The Funds file foreign tax reclaims in certain foreign jurisdictions to recover a portion of amounts previously withheld on dividend income if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims recorded relating to current fiscal year investment income are included in the Statements of Operations as a reduction to the balance shown for “Foreign withholding taxes on dividends” and foreign tax reclaims recorded, but not yet received as of June 30, 2023, if any, are shown on the Statements of Assets and Liabilities in “Receivables: Foreign tax reclaims”.

Foreign Currency Translation — The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates prevailing on the respective dates of such transactions that are deemed appropriate by WTAM. Realized and unrealized foreign exchange gains and losses on investments are included as a component of “net realized gain (loss) from investment transactions” and “net increase (decrease) in unrealized appreciation/depreciation from investment transactions”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses from foreign currency contracts are included in “net realized gain (loss) from foreign currency contracts” and “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts”, respectively, on the Statements of Operations. Realized and unrealized foreign exchange gains or losses arising from sales of foreign

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Notes to Financial Statements (continued)

currencies, currency gains or losses recognized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid are included in “net realized gain (loss) from foreign currency related transactions” and/or “net increase (decrease) in unrealized appreciation/depreciation from translation of assets and liabilities denominated in foreign currencies” in the Statements of Operations. Certain foreign exchange gains and losses included in realized and unrealized gains or losses are included in, or are a reduction of, ordinary income in accordance with U.S. Federal income tax regulations.

Expenses — Under the investment advisory agreement for each Fund, WTAM has agreed to pay all expenses of the Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of trustees who are not interested persons of the Funds (“Independent Trustees”); (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s Chief Compliance Officer (“CCO”); (vi) extraordinary expenses (in each case as determined by a majority of the Independent Trustees); (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (viii) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (ix) fees and expenses related to the provision of securities lending services; and (x) the advisory fee payable to WTAM.

Acquired fund fees and expenses (“AFFEs”) (which are fees and expenses incurred indirectly by a Fund through its investments in certain underlying investment companies) are not operating expenses of the Funds and are not paid by WTAM.

Pursuant to a separate contractual arrangement, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees. WTAM receives a fee, as shown on the Statements of Operations under “Service fees”, of up to 0.0044% per annum of each Fund’s average daily net assets for providing such services and paying such expenses. WTAM provides CCO services to the Trust.

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to facilitate local securities settlements or to protect against currency exposure. The Funds, other than the Currency Hedged Equity Funds, do not expect to engage in currency transactions for the purpose of hedging against currency exposures of the Fund’s assets that are denominated in one or more foreign currencies. The Funds may not enter into such contracts for speculative purposes. During the fiscal year or period ended June 30, 2023, the Funds, except for the Currency Hedged Equity Funds, utilized foreign currency contracts primarily to facilitate foreign security settlements. The Currency Hedged Equity Funds utilized foreign currency contracts primarily to dynamically offset applicable international currency exposure from positions in international equities. A foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large, commercial banks) and their customers. A foreign currency contract generally does not require an initial margin deposit and no commissions are charged at any stage for trades.

Risks may arise upon entering into foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar or each other.

Fluctuations in the value of open foreign currency contracts are recorded for book purposes as unrealized gains or losses on foreign currency contracts by the Funds and are included in “net increase (decrease) in unrealized appreciation/depreciation from foreign currency contracts” on the Statements of Operations. Realized gains and losses on foreign currency contracts include net gains or losses recognized by the Funds on contracts which have settled are included in “net realized gain (loss)” from foreign currency contracts on the Statements of Operations.

Futures Contracts — The Emerging Markets ex-China Fund utilized equity futures contracts on a temporary basis during the period to obtain market exposure consistent with its investment objective during the Fund’s annual portfolio rebalance. The Emerging Markets Efficient Core Fund utilized futures contracts to obtain long exposure to equity futures contracts and U.S. Treasury obligations consistent with its investment strategy. The International Efficient Core Fund and U.S. Efficient Core Fund each utilized futures contracts to obtain long exposure to U.S. Treasury obligations consistent with their investment strategy. When a Fund purchases a listed futures contract, it agrees to purchase a specified reference asset (e.g., equity, currency or U.S. Treasury security, collectively herein, “Reference Asset”) at a specified future date. When a Fund sells a listed futures contract, it agrees to sell a specified Reference Asset at a future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. A Fund may also cash settle upon the expiration date of a futures contract in which no physical delivery (or receipt) of the specified Reference Asset comprising the futures contract is made. Instead, settlement in cash would occur upon the expiration of the contract, with the cash settlement being the difference between the contract price and the actual price of the specified

154	WisdomTree Trust

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Reference Asset at the expiration date. The exchange clearing corporation is the ultimate counterparty for all exchange-listed contracts, so credit risk is limited to the creditworthiness of the exchange clearing corporation.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or U.S. government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Cash deposited as initial margin, if any, is shown as “Deposits at broker for futures contracts” in the Statement of Assets and Liabilities, and U.S. government securities deposited, if any, are designated in the Schedule of Investments. Subsequent payments, known as “variation margin”, generally are made or received by the Fund each day or at other agreed-upon time periods depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts, variation margin payments may be made or received when the futures contract expires. Variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the unrealized net gain or loss is reclassified to realized gain or loss on futures. The current one-day variation margin on open futures contracts is shown on the Statements of Assets and Liabilities as either a receivable or a payable for “Net variation margin on futures contracts”. The variation margin received or paid by the Funds, that is on deposit with the broker, on both open and closed futures contracts and certain futures contracts where variation margin is received or paid by the Funds on the expiration date, are shown in the Statements of Assets and Liabilities, in whole or in part, as a component of, or an offset to, “Deposits at broker for futures contracts” or “Deposits due to broker for future contracts”. Deposits at broker utilized for futures contract margin requirements generally are restricted from withdrawal. Prior to August 19, 2022, when a Fund purchased or sold a futures contract, the Fund was required to “cover” its position in order to limit the risk associated with the use of leverage and other related risks. To cover its position, a Fund would segregate assets consisting of, or take other measures with respect to, cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, would “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. This functioned as a practical limit on the amount of leverage which a Fund could undertake and on the potential increase in the speculative character of a Fund’s outstanding portfolio securities. Effective August 19, 2022, the Funds have adopted a derivatives risk management program to manage the Funds’ derivatives risk. Please see Note 7 “Recent Regulatory Update” for information on new regulations governing the use of derivatives by the Funds.

Securities Lending — Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. The cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. The values of the investments of cash collateral for securities on loan along with the obligations to return such collateral are included on the Statements of Assets and Liabilities. The total value of securities received as collateral for securities on loan is included in a footnote following each Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. As compensation for lending its securities, each Fund retains all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower (net of any fee rebates paid to the borrower). The lending agent receives a portion of the income earned by the Funds in connection with the lending program. The net securities lending income earned by the Funds is disclosed on the Statements of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. Dividends received while a security is out on loan are not considered Qualified Dividend Income (“QDI”) under the specific criteria issued by the Internal Revenue Service and are subject to taxation at the shareholder’s ordinary income tax rate instead of the lower long-term capital gains tax rate. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. In the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Master Netting Arrangements — Codification Topic 210 (“ASC 210”), Balance Sheet, requires disclosures generally intended to (i) help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position, (ii) improve transparency in the reporting of how companies mitigate credit risk, and (iii) facilitate comparisons between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of international financial reporting standards. ASC 210 requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASC 210 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging); (ii) repurchase agreements and reverse repurchase agreements; and (iii) securities borrowing and securities lending transactions.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund enters into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) with its counterparties.

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Notes to Financial Statements (continued)

An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives (“OTC”), such as foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g., foreign currency contracts, options and certain swaps). To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from a counterparty’s non-performance.

The Funds’ securities lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between the Funds and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, a Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. A Fund is exposed to risk of loss if a Borrower defaults on its obligation to return borrowed securities and the value of the collateral a Fund received is insufficient to cover the market value of the securities loaned. Also, the lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower. However, in the event of a borrower default with respect to the failure to return to each Fund some or all of the securities loaned, the securities lending agent shall indemnify each Fund against the failure of the borrower if the value of the collateral received is insufficient to cover the market value of the securities loaned.

Each Fund’s futures contracts are all exchange traded and are not subject to master netting arrangements. Therefore, all futures contracts are excluded from the netting table herein.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement or Lending Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of June 30, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement and the Lending Agreement are detailed in the following table:

	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received			Financial Instruments	Collateral Posted	Net Amount
Dynamic Currency Hedged International Equity Fund
Securities Lending	$14,318,629	$—	$(14,318,629)[1]	$—	$—	$—	$—	$—
Foreign Currency Contracts	688,188	(686,184)	—	2,004	962,632	(686,184)	—	276,448
Dynamic Currency Hedged International SmallCap Equity Fund
Securities Lending	28,168,424	—	(28,168,424)[1]	—	—	—	—	—
Foreign Currency Contracts	708,213	(680,497)	—	27,716	689,256	(680,497)	—	8,759
Emerging Markets ESG Fund
Securities Lending	784,182	—	(784,182)[1]	—	—	—	—	—
International ESG Fund
Securities Lending	332,375	—	(332,375)[1]	—	—	—	—	—
U.S. Corporate Bond Fund
Securities Lending	133,964	—	(133,964)[1]	—	—	—	—	—
U.S. High Yield Corporate Bond Fund
Securities Lending	12,721,366	—	(12,721,366)[1]	—	—	—	—	—
U.S. Short-Term Corporate Bond Fund
Securities Lending	1,004,205	—	(1,004,205)[1]	—	—	—	—	—
Emerging Markets Efficient Core Fund
Securities Lending	455,225	—	(455,225)[1]	—	—	—	—	—
International Efficient Core Fund
Securities Lending	11,491,272	—	(11,491,272)[1]	—	—	—	—	—

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	Assets				Liabilities

	Gross Amounts in the Statements of Assets and Liabilities	Gross Amounts Not Offset in the Statements of Assets and Liabilities		Net Amount	Gross Amounts in the Statements of Assets and Liabilities		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund		Financial Instruments	Collateral Received				Financial Instruments	Collateral Posted	Net Amount
Artificial Intelligence and Innovation Fund
Securities Lending	$6,238,651	$—	$(6,238,651)[1]	$—	$—		$—	$—	$—
Foreign Currency Contracts	79	—	—	79	495		—	—	495
Battery Value Chain and Innovation Fund
Securities Lending	556,614	—	(556,614)[1]	—	—		—	—	—
Foreign Currency Contracts	7	—	—	7	0	[2]	—	—	0	[2]
BioRevolution Fund
Securities Lending	279,996	—	(279,996)[1]	—	—		—	—	—
Cloud Computing Fund
Securities Lending	41,846,345	—	(41,846,345)[1]	—	—		—	—	—
Cybersecurity Fund
Securities Lending	2,535,884	—	(2,535,884)[1]	—	—		—	—	—
[1]	The amount of collateral presented has been limited such that the net amount by counterparty cannot be less than zero.

[2]	Amount represents less than $1.

Short-Term Investments — Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity or for other reasons. The instruments include short-term obligations issued by the U.S. government, its agencies, non-U.S. government agencies, negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions, commercial papers, repurchase agreements and money market funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Emerging Markets Investments — Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Tax Information and Dividends and Distributions to Shareholders — It is each Fund’s policy to comply with all requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A portion of the Code, known as subchapter M (“Subchapter M”), addresses the ways by which investment companies and investment trusts may pass income through to shareholders in order to avoid double taxation. Each Fund intends to qualify for and to elect treatment as a separate Regulated Investment Company (“RIC”) under Subchapter M of the Code so that it will not be subject to federal income tax on income and gains that are timely distributed to Fund shareholders. Accordingly, no provision for U.S. federal income taxes is required. In order to qualify for the special tax treatment accorded to RICs and their shareholders, each Fund must, among other things, distribute with respect to each taxable year an amount equal to or greater than the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income. There can be no guarantee that a Fund will pay dividends. Taxable net realized gains from investment transactions, reduced by capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. The Funds may occasionally be required to make supplemental distributions at some other time during the year. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with the requirements of the Code and the U.S. Treasury regulations (i.e., tax basis) which may differ to amounts determined under GAAP (i.e., book basis). These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profit for tax purposes are reported for tax purposes as a return of capital.

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3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

WTAM has overall responsibility for the general management and administration of the Trust. WTAM provides an investment program for each Fund. WTAM has arranged for Mellon Investments Corporation (“Mellon”) to provide sub-advisory services to the Funds, except for U.S. Corporate Bond Fund, U.S. High Yield Corporate Bond Fund and U.S. Short-Term Corporate Bond Fund which are sub-advised by Voya Investment Management Co., LLC (“Voya”). Mellon and Voya are compensated by WTAM at no additional cost to the Funds. WTAM also arranges for transfer agency, custody, fund accounting, fund administration, securities lending and all other non-distribution related services necessary for the Funds to operate, which are generally under separate agreements entered into between the Trust on behalf of the Funds and the applicable service provider. Under the investment advisory agreement for each Fund, WTAM agrees to pay all expenses of the Funds, except for certain expenses described in Note 2.

Pursuant to a separate contractual arrangement, as also described in Note 2, WTAM arranges for the provision of CCO services with respect to each Fund, and is liable and responsible for, and administers, payments to the CCO, the Independent Trustees and counsel to the Independent Trustees in exchange for a fee, accrued daily and paid monthly in arrears, of up to 0.0044% per annum of each Fund’s average daily net assets.

WTAM expects to receive annual advisory fees from each Fund, based on a percentage of the Fund’s average daily net assets, as shown in the following table:

Fund	Advisory Fee Rate
Dynamic Currency Hedged International Equity Fund	0.40%
Dynamic Currency Hedged International SmallCap Equity Fund	0.48%
Emerging Markets ESG Fund	0.32%
Emerging Markets ex-China Fund[1]	0.32%
International ESG Fund	0.30%
U.S. Corporate Bond Fund	0.18%
U.S. High Yield Corporate Bond Fund	0.38%
U.S. Short-Term Corporate Bond Fund	0.18%
Emerging Markets Efficient Core Fund	0.32%
International Efficient Core Fund	0.26%
U.S. Efficient Core Fund	0.20%
Artificial Intelligence and Innovation Fund	0.45%
Battery Value Chain and Innovation Fund	0.45%
BioRevolution Fund	0.45%
Cloud Computing Fund	0.45%
Cybersecurity Fund	0.45%
[1]	Since the commencement of operations on September 22, 2022.

During the year ended June 30, 2023, the U.S. Short-Term Corporate Bond Fund received a voluntary reimbursement of $150 from Voya for investment losses due to an operational error. During the year ended June 30, 2023, the Emerging Markets Efficient Core Fund received a voluntary reimbursement of $76 from Mellon for investment losses due to an operational error. The voluntary reimbursements are shown in the Statements of Operations in “Net increase from payment by affiliate”.

Affiliated holdings are investments in entities in which the Fund owns 5% or more of the outstanding voting securities or are investments in entities which are under common ownership or control. Transactions in shares of affiliated ETFs for the fiscal year ended June 30, 2023, as applicable, are included in an “Investment in Affiliates” supplementary table in each applicable Fund’s Schedule of Investments. For these transactions, WTAM voluntarily waives a portion of its advisory fees that it would otherwise charge, for each Fund’s investment in affiliated funds. The waivers may be reduced to offset the incremental costs related to these investments (e.g., fund accounting, safekeeping, transaction fees, etc.) that are paid by WTAM out of its advisory fee. The dollar amount of advisory fees waived during the period for the Funds, if any, are included in the Statement of Operations in “Expense waivers”.

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Notes to Financial Statements (continued)

During the fiscal year ended June 30, 2023, certain Funds engaged in purchase and sale transactions with funds that have a common investment adviser, WTAM. These interfund purchase and sale transactions were effected in accordance with Rule 17a-7 under the 1940 Act. For the fiscal year ended June 30, 2023, the cost of purchases, proceeds from sales and the net realized loss recognized upon the disposal of securities resulting from interfund transactions are shown in the following table:

Fund	Purchases	Sales	Net Realized Loss
Dynamic Currency Hedged International Equity Fund	$8,499,861	$8,015,589	$(2,527,320)
Dynamic Currency Hedged International SmallCap Equity Fund	2,179,294	3,533,625	(748,583)

WTAM and/or WisdomTree (collectively herein, “WT”) may from time to time own shares of a Fund. As of and for the fiscal year ended June 30, 2023, WT held shares of and received distributions from the following Funds, which were purchased through an unaffiliated broker in ordinary brokerage transactions in the secondary market in which the Funds’ shares trade:

	At June 30, 2023		For the Fiscal Year Ended June 30, 2023

Fund	Fund Shares held by WT	Market Value of Fund Shares held by WT	Dividends and Distributions paid to WT on Fund Shares held by WT
Dynamic Currency Hedged International Equity Fund	659	$20,594	$854
International ESG Fund	313	8,783	262
U.S. Corporate Bond Fund	77	3,373	7,432
U.S. High Yield Corporate Bond Fund	548	24,195	1,376
U.S. Short-Term Corporate Bond Fund	311	14,570	19,057
Emerging Markets Efficient Core Fund	57	1,589	38
International Efficient Core Fund	177	6,096	140
U.S. Efficient Core Fund	391	14,494	177
Cloud Computing Fund	97	3,075	—
Cybersecurity Fund	123	2,383	1

During the fiscal period ended June 30, 2023, in connection with the organization of the Emerging Markets ex-China Fund, a newly launched fund, WTAM contributed $100 in exchange for 4 shares in the Emerging Markets ex-China Fund. Prior to June 30, 2023, WTAM redeemed the aforementioned shares as follows: 4 shares of the Emerging Markets ex-China Fund for proceeds of $99.

4. CAPITAL SHARE TRANSACTIONS

As of June 30, 2023, there were an unlimited number of $0.001 par value shares of beneficial interest authorized by the Trust. Shares are issued and redeemed by each Fund only in creation units or multiples thereof to an authorized participant (“AP”). Except when aggregated in creation units (“Creation Unit Aggregations”), shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for the purchase of creation units of a Fund generally consists of the in-kind contribution of a basket of securities (“Deposit Securities”) and/or an amount of cash (“Cash Component”). Creation Unit Aggregations may be created in advance of receipt by a Fund of all or a portion of the applicable Deposit Securities from APs. In these circumstances, the initial deposit received from the AP will have a value greater than the NAV of the applicable Fund’s shares on the date the order is placed in proper form since, in addition to available Deposit Securities, U.S. cash must be deposited by the AP in an amount equal to the sum of (i) the Cash Component, plus (ii) generally between 102%-110%, as directed by the Trust or WTAM, which the Trust or WTAM may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities. The Fund will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received from the AP or purchased by the Fund. Amounts due to be returned to an AP as of June 30, 2023, if any, is shown in the Statements of Assets and Liabilities in “Payables: Deposit due to authorized participant”.

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5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding purchases and sales resulting from in-kind capital share transactions and short-term investments) and the cost of purchases and the proceeds from sales resulting from in-kind capital share transactions (excluding short-term investments) for the fiscal year or period ended June 30, 2023 are shown in the following table. Realized gains and losses on sales resulting from in-kind capital share redemptions, as shown on the Statements of Operations, are not recognized by the Funds for tax purposes.

	Non-U.S. Government Securities		U.S. Government Securities		In-kind Capital Share Transactions

Fund	Purchases	Sales	Purchases	Sales	Purchases	Sales
Dynamic Currency Hedged International Equity Fund	$71,680,175	$61,171,755	$—	$—	$48,991,539	$7,152,830
Dynamic Currency Hedged International SmallCap Equity Fund	64,399,314	57,418,131	—	—	108,027,295	—
Emerging Markets ESG Fund	11,867,911	13,842,294	—	—	—	989,938
Emerging Markets ex-China Fund[1]	23,657,802	11,404,643	—	—	4,517,996	2,054,413
International ESG Fund	6,038,421	6,031,632	—	—	2,793,847	—
U.S. Corporate Bond Fund	5,484,946	5,778,888	212,970	15,429	8,875,121	39,774,530
U.S. High Yield Corporate Bond Fund	36,698,197	37,368,278	—	—	69,972,363	34,985,414
U.S. Short-Term Corporate Bond Fund	16,080,265	16,120,551	—	29,427	4,784,761	9,165,774
Emerging Markets Efficient Core Fund	18,519,373	4,674,654	—	—	4,603,291	2,001,701
International Efficient Core Fund	8,625,036	7,060,560	—	—	150,327,083	16,909,327
U.S. Efficient Core Fund	47,524,240	69,604,887	—	—	180,554,248	110,684,853
Artificial Intelligence and Innovation Fund	11,100,509	4,318,848	—	—	110,877,053	—
Battery Value Chain and Innovation Fund	5,609,030	4,330,128	—	—	2,384,251	—
BioRevolution Fund	1,300,355	1,299,883	—	—	—	1,998,024
Cloud Computing Fund	262,492,539	264,660,795	—	—	313,142,053	330,565,669
Cybersecurity Fund	13,510,965	13,639,293	—	—	732,854	3,991,299
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

6. FEDERAL INCOME TAXES

At June 30, 2023, the cost of investments (including securities on loan and derivatives) for Federal income tax purposes was as follows:

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Dynamic Currency Hedged International Equity Fund	$224,919,011	$33,446,651	$(8,967,579)	$24,479,072	$292	$(423)	$(131)	$24,478,941
Dynamic Currency Hedged International SmallCap Equity Fund	183,911,996	15,708,875	(10,019,800)	5,689,075	975	(382)	593	5,689,668
Emerging Markets ESG Fund	20,658,105	4,262,568	(1,926,072)	2,336,496	—	—	—	2,336,496
Emerging Markets ex-China Fund	14,946,984	1,733,484	(326,021)	1,407,463	—	—	—	1,407,463
International ESG Fund	10,421,740	1,147,291	(248,751)	898,540	—	—	—	898,540
U.S. Corporate Bond Fund	9,442,776	23,104	(701,740)	(678,636)	—	—	—	(678,636)
U.S. High Yield Corporate Bond Fund	231,710,167	668,199	(19,383,626)	(18,715,427)	—	—	—	(18,715,427)
U.S. Short-Term Corporate Bond Fund	39,576,085	21,409	(1,567,193)	(1,545,784)	—	—	—	(1,545,784)
Emerging Markets Efficient Core Fund	53,421,357	2,595,808	(7,790,227)	(5,194,419)	—	—	—	(5,194,419)
International Efficient Core Fund	223,929,982	20,965,558	(8,483,459)	12,482,099	—	—	—	12,482,099
U.S. Efficient Core Fund	719,729,799	100,932,788	(41,975,203)	58,957,585	—	—	—	58,957,585

160	WisdomTree Trust

Notes to Financial Statements (continued)

	Investments in Long Securities				Investments in Financial Derivatives[1]

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)	Total Net Unrealized Appreciation/ (Depreciation)
Artificial Intelligence and Innovation Fund	$122,955,095	$6,150,873	$(2,358,172)	$3,792,701	$79	$(495)	$(416)	$3,792,285
Battery Value Chain and Innovation Fund	5,741,446	582,474	(613,181)	(30,707)	7	—	7	(30,700)
BioRevolution Fund	3,834,914	140,674	(956,725)	(816,051)	—	—	—	(816,051)
Cloud Computing Fund	986,814,707	24,620,303	(302,779,925)	(278,159,622)	—	—	—	(278,159,622)
Cybersecurity Fund	40,948,220	2,054,287	(10,178,604)	(8,124,317)	—	—	—	(8,124,317)
[1]

Certain financial derivatives may be considered section 1256 contracts under the Code. Each section 1256 contract held at the close of a taxable year shall be treated as sold for its fair market value on the last business day of such taxable year (and any realized gain and loss shall be taken into account for the taxable year). As such, the unrealized appreciation/(depreciation) for financial derivatives on a tax basis may not correspond to the unrealized appreciation/(depreciation) on a GAAP basis. The unrealized appreciation/(depreciation) for financial derivatives on a GAAP basis is located in the respective financial derivatives tables in each Fund’s Schedule of Investments.

At June 30, 2023, the components of total distributable earnings (loss) on a tax-basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital and Other Losses	Net Unrealized Appreciation/ (Depreciation)	Currency and Other Unrealized Appreciation/ (Depreciation)	Other Temporary Differences[1]	Total Distributable Earnings (Loss)
Dynamic Currency Hedged International Equity Fund	$1,159,384	$(44,419,573)	$24,479,072	$2,865	$20,179	$(18,758,073)
Dynamic Currency Hedged International SmallCap Equity Fund	995,065	(14,208,050)	5,689,075	967	2,362	(7,520,581)
Emerging Markets ESG Fund	90,895	(11,344,309)	2,336,496	(74,899)	—	(8,991,817)
Emerging Markets ex-China Fund	117,275	(64,908)	1,407,463	(19,899)	—	1,439,931
International ESG Fund	13,000	(3,558,239)	898,540	1,526	—	(2,645,173)
U.S. Corporate Bond Fund	3,804	(2,980,035)	(678,636)	—	—	(3,654,867)
U.S. High Yield Corporate Bond Fund	120,053	(7,906,237)	(18,715,427)	—	—	(26,501,611)
U.S. Short-Term Corporate Bond Fund	22,251	(1,486,672)	(1,545,784)	—	—	(3,010,205)
Emerging Markets Efficient Core Fund	336,878	(5,983,459)	(5,194,419)	(45,362)	—	(10,886,362)
International Efficient Core Fund	272,862	(14,412,870)	12,482,099	339	—	(1,657,570)
U.S. Efficient Core Fund	412,702	(134,921,497)	58,957,585	—	—	(75,551,210)
Artificial Intelligence and Innovation Fund	119,489	(185,129)	3,792,701	(488)	—	3,726,573
Battery Value Chain and Innovation Fund	95,674	(439,427)	(30,707)	(28,735)	—	(403,195)
BioRevolution Fund	17,130	(657,625)	(816,051)	30	—	(1,456,516)
Cloud Computing Fund	—	(292,595,345)	(278,159,622)	—	—	(570,754,967)
Cybersecurity Fund	—	(5,838,402)	(8,124,317)	(507)	—	(13,963,226)
[1]	The treatment of certain income/expense items have been recognized for GAAP but disallowed for tax purposes.

The tax character of distributions paid during the fiscal years or periods ended June 30, 2023 and June 30, 2022, was as follows:

	Year or Period Ended June 30, 2023		Year or Period Ended June 30, 2022

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains
Dynamic Currency Hedged International Equity Fund	$9,482,900	$—	$8,333,400	$—
Dynamic Currency Hedged International SmallCap Equity Fund	5,850,457	1,343,894	2,160,473	—
Emerging Markets ESG Fund	796,205	—	813,816	—
Emerging Markets ex-China Fund[1]	144,810	—	—	—
International ESG Fund	275,935	—	238,020	—
U.S. Corporate Bond Fund	533,000	—	1,111,508	86,158
U.S. High Yield Corporate Bond Fund	10,144,500	—	7,906,350	—
U.S. Short-Term Corporate Bond Fund	1,146,000	—	563,903	87,345
Emerging Markets Efficient Core Fund	1,226,510	—	367,111	11,347
International Efficient Core Fund	4,844,176	—	1,964,754	6,577
U.S. Efficient Core Fund	9,785,910	—	8,163,536	—

WisdomTree Trust	161

Notes to Financial Statements (continued)

	Year or Period Ended June 30, 2023		Year or Period Ended June 30, 2022

Fund	Distributions Paid from Ordinary Income*	Distributions Paid from Long-Term Capital Gains	Distributions Paid from Ordinary Income*		Distributions Paid from Long-Term Capital Gains
Artificial Intelligence and Innovation Fund	$1,534	$—	$—	[2]	$—	[2]
Battery Value Chain and Innovation Fund	21,975	—	—	[3]	—	[3]
BioRevolution Fund	15,662	—	4,424		—
Cloud Computing Fund	—	—	—		—
Cybersecurity Fund	7,191	—	177,112		—
*	Includes short-term capital gains, if any.

[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

[2]	For the period December 9, 2021 (commencement of operations) through June 30, 2022.

[3]	For the period February 17, 2022 (commencement of operations) through June 30, 2022.

At June 30, 2023, for Federal tax purposes, the Funds have capital loss carryforwards available to offset future capital gains as indicated in the following table. The loss carryforward amounts do not have an expiration date and, therefore, can be carried forward indefinitely until utilized. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short-Term	Long-Term	Capital Loss Available Total
Dynamic Currency Hedged International Equity Fund	$10,107,416	$34,312,157	$44,419,573
Dynamic Currency Hedged International SmallCap Equity Fund	—	—	—
Emerging Markets ESG Fund	8,628,200	2,716,109	11,344,309
Emerging Markets ex-China Fund	58,092	6,816	64,908
International ESG Fund	713,147	2,845,092	3,558,239
U.S. Corporate Bond Fund	528,194	2,451,841	2,980,035
U.S. High Yield Corporate Bond Fund	1,289,351	6,616,886	7,906,237
U.S. Short-Term Corporate Bond Fund	686,728	799,944	1,486,672
Emerging Markets Efficient Core Fund	3,607,993	2,375,466	5,983,459
International Efficient Core Fund	6,388,016	8,024,854	14,412,870
U.S. Efficient Core Fund	62,309,788	72,611,709	134,921,497
Artificial Intelligence and Innovation Fund	156,220	28,909	185,129
Battery Value Chain and Innovation Fund	426,669	12,758	439,427
BioRevolution Fund	219,507	438,118	657,625
Cloud Computing Fund	137,090,900	154,485,702	291,576,602
Cybersecurity Fund	1,739,125	4,099,277	5,838,402

Capital losses incurred after October 31 (“post-October capital losses”) and late year ordinary losses incurred after December 31 within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

During the fiscal year or period ended June 30, 2023, the following Funds incurred and will elect to defer post-October capital losses and late year ordinary losses as follows:

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses	Late Year Ordinary Loss
Dynamic Currency Hedged International Equity Fund	$—	$—	$—
Dynamic Currency Hedged International SmallCap Equity Fund	9,494,287	4,713,763	—
Emerging Markets ESG Fund	—	—	—
Emerging Markets ex-China Fund[1]	—	—	—
International ESG Fund	—	—	—
U.S. Corporate Bond Fund	—	—	—
U.S. High Yield Corporate Bond Fund	—	—	—
U.S. Short-Term Corporate Bond Fund	—	—	—
Emerging Markets Efficient Core Fund	—	—	—
International Efficient Core Fund	—	—	—

162	WisdomTree Trust

Notes to Financial Statements (continued)

Fund	Short-Term Post-October Capital Losses	Long-Term Post-October Capital Losses	Late Year Ordinary Loss
U.S. Efficient Core Fund	$—	$—	$—
Artificial Intelligence and Innovation Fund	—	—	—
Battery Value Chain and Innovation Fund	—	—	—
BioRevolution Fund	—	—	—
Cloud Computing Fund	—	—	1,018,743
Cybersecurity Fund	—	—	—
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

During the fiscal year or period ended June 30, 2023, the amount of capital loss carryforwards used to offset realized gains are shown in the following table:

Fund	Utilized Capital Loss Carryforward
Dynamic Currency Hedged International Equity Fund	$—
Dynamic Currency Hedged International SmallCap Equity Fund	2,618,349
Emerging Markets ESG Fund	—
Emerging Markets ex-China Fund[1]	—
International ESG Fund	—
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
Emerging Markets Efficient Core Fund	—
International Efficient Core Fund	—
U.S. Efficient Core Fund	—
Artificial Intelligence and Innovation Fund	—
Battery Value Chain and Innovation Fund	—
BioRevolution Fund	—
Cloud Computing Fund	—
Cybersecurity Fund	—
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

At June 30, 2023, the effect of permanent “book/tax” reclassifications resulted in increases (decreases) to the components of net assets as shown in the following table. The differences are primarily due to redemptions-in-kind.

Fund	Total Distributable Earnings (Loss)	Paid-in Capital
Dynamic Currency Hedged International Equity Fund	$(1,587,729)	$1,587,729
Dynamic Currency Hedged International SmallCap Equity Fund	—	—
Emerging Markets ESG Fund	(83,312)	83,312
Emerging Markets ex-China Fund	(198,935)	198,935
International ESG Fund	—	—
U.S. Corporate Bond Fund	4,647,018	(4,647,018)
U.S. High Yield Corporate Bond Fund	3,957,179	(3,957,179)
U.S. Short-Term Corporate Bond Fund	237,813	(237,813)
Emerging Markets Efficient Core Fund	83,677	(83,677)
International Efficient Core Fund	1,941,282	(1,941,282)
U.S. Efficient Core Fund	(25,612,810)	25,612,810
Artificial Intelligence and Innovation Fund	—	—
Battery Value Chain and Innovation Fund	—	—
BioRevolution Fund	(137,815)	137,815
Cloud Computing Fund	(6,435,546)	6,435,546
Cybersecurity Fund	(198,924)	198,924

WisdomTree Trust	163

Notes to Financial Statements (continued)

GAAP provides guidance on tax provisions that prescribe a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of and during the fiscal year or period ended June 30, 2023, the Funds did not have any liabilities for unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in the future. If applicable, the Funds will recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other” expenses on the Statements of Operations. The Funds file tax returns with the Internal Revenue Service, the State of New York, and various other states. Specific to U.S. federal and state taxes, generally, each of the tax years in the four-year period ended June 30, 2023, remains subject to examination by taxing authorities. Specific to foreign countries in which the Funds invest, all open tax years remain subject to examination by taxing authorities in the respective jurisdictions.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), certain Funds have filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected as “Other income” in the Statements of Operations and the cost to file these additional ECJ tax reclaims is reflected as “Other fees” in the Statements of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, ECJ tax reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by a Fund during the fiscal year exceed foreign withholding taxes paid, and a Fund previously passed foreign tax credits on to its shareholders, a Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the fiscal year or period ended June 30, 2023, the ECJ tax reclaims received by the Funds did not exceed the foreign withholding taxes of the respective Funds.

7. RECENT REGULATORY UPDATE

Effective August 19, 2022, the Funds have adopted policies and procedures to comply with new regulations issued by the SEC governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework used by the Funds prior to August 19, 2022 to comply with Section 18 of the 1940 Act, and requires funds, whose use of derivatives is greater than a limited specified amount, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Rule 18f-4 has not had a material impact on the Funds’ financial statements.

The fair valuation Rule 2a-5 went into effect on September 8, 2022. The Rule sets forth requirements for determining the fair value of portfolio securities and establishes a framework focused on process, testing and oversight. The Rule allows fund boards to designate a valuation designee responsible for performing fair value determinations in good faith. WTAM has been designated as the Valuation Designee for the Funds and is responsible for assessing material risks, establishing fair value methodologies, testing the appropriateness and accuracy of the methodologies and overseeing third-party pricing vendors. Under the new fair valuation policies, WTAM is responsible for regular quarterly reporting of any material fair valuation matter, annual reporting on the adequacy of the Valuation Designee’s processes, and the prompt notification to the board of any material impact of the fair value process on portfolio investments.

8. RECENT ACCOUNTING PRONOUNCEMENT

In June 2022, the FASB issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sales Restrictions. The amendments in ASU 2022-03 clarify that a contractual restriction on a sale of an equity security is not considered a part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. The amendments in ASU 2022-03 also require the following disclosures for equity securities subject to contractual sale restrictions: (i) the fair value of equity securities subject to contractual sale restrictions reflected in the balance sheet, (ii) the nature and remaining duration of the restriction(s), and (iii) the circumstances that could cause a lapse in the restriction(s). The amendments in ASU 2022-03 are effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years for public business entities (early adoption is also permitted). WTAM has evaluated ASU 2022-03 and determined that the adoption of ASU 2022-03 will not have a significant impact on the Trust’s financial statements and related disclosures.

164	WisdomTree Trust

Notes to Financial Statements (concluded)

9. ADDITIONAL INFORMATION

Russia’s military invasion of Ukraine initiated in February 2022 and the economic and diplomatic responses by the United States and other countries have led to increased volatility and uncertainty in the financial markets and could continue to adversely affect regional and global economies for the foreseeable future. In response to Russia’s actions, the governments of the United States, the European Union, the United Kingdom, and many other countries collectively imposed heavy and broad-ranging economic sanctions on certain Russian individuals, corporate and banking entities, and other industries and businesses. The sanctions restrict companies from doing business with Russia and Russian companies, prohibit transactions with the Russian central bank and other key Russian financial institutions and entities, ban Russian airlines and ships from using many other countries’ airspace and ports, respectively, and place a freeze on certain Russian assets. The sanctions also removed some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally to facilitate cross-border payments. In addition, the United States has banned oil and other energy imports from Russia, as well as other popular Russian exports, such as diamonds, seafood and vodka. The European Union, the United Kingdom and other countries have also placed restrictions on certain oil, energy and luxury goods imports from Russia.

These sanctions, as well as other economic consequences related to the invasion, such as additional sanctions, boycotts, changes in consumer or purchaser preferences, or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities as well as securities of issuers in other countries that are subject to or otherwise adversely affected by economic sanctions related to Russia’s invasion of Ukraine, including Russian counter measures. To the extent a Fund has exposure to Russian investments or investments in countries affected by the invasion or the sanctions, the Fund’s ability to price, buy, sell, receive or deliver, or receive dividends and interest payments on such investments may be impaired. In certain circumstances, such as when there is no market for a security or other means of valuing or disposing of a security, a Fund may determine to value the affected security at zero. In addition, any exposure a Fund may have to counterparties in Russia or in countries affected by the invasion could negatively affect the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in continued significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. Further, an escalation of the military conflict beyond Ukraine’s borders could result in significant, long-lasting damage to the economies of Eastern and Western Europe as well as the global economy. These and any related events could significantly and adversely affect a Fund’s performance and the value of an investment in the Fund, even in the absence of direct exposure to Russian issuers or issuers in other countries affected by the invasion.

*     *     *     *    *    *

Financial markets around the world may experience extreme volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil resulting from major cybersecurity events, geopolitical events (including wars, such as Russia’s invasion of Ukraine, terror attacks, and disruptions to foreign economic and trade relationships), public health emergencies, such as the COVID-19 pandemic, measures to address budget deficits, downgrading of sovereign debt, and public sentiment, among other events. Resulting market volatility, dramatic changes to interest rates, and otherwise unfavorable economic conditions may negatively impact Fund performance or impair a Fund’s ability to achieve its investment objective.

In March 2023, the financial distress of certain financial institutions raised economic concerns over disruption in the U.S. banking system and regarding the solvency of certain financial services firms. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system.

*     *     *     *     *     *

Raising the ceiling on U.S. government debt has become increasingly politicized. Any failure to increase the total amount that the U.S. government is authorized to borrow could lead to a default on U.S. government obligations, with unpredictable consequences for economies and markets in the U.S. and elsewhere. On August 1, 2023, Fitch Ratings, Inc. (Fitch) downgraded its U.S. debt rating from the highest AAA rating to AA+, citing “a high and growing general government debt burden, and the erosion of governance relative to ‘AA’ and ‘AAA’ rated peers over the last two decades that has manifested in repeated debt limit standoffs and last-minute resolutions.” The impacts, if any, of the downgrade on financial markets are unknown at this time. The downgrade has potential market impacts, including but not limited to, steep stock market declines and rising bond yields.

WisdomTree Trust	165

Report of Independent Registered Public Accounting Firm

To the Shareholders of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund, WisdomTree Emerging Markets ex-China Fund, WisdomTree International ESG Fund, WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree Emerging Markets Efficient Core Fund, WisdomTree International Efficient Core Fund, WisdomTree U.S. Efficient Core Fund, WisdomTree Artificial Intelligence and Innovation Fund, WisdomTree Battery Value Chain and Innovation Fund, WisdomTree BioRevolution Fund, WisdomTree Cloud Computing Fund, and WisdomTree Cybersecurity Fund, and the Board of Trustees of WisdomTree Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of WisdomTree Dynamic Currency Hedged International Equity Fund, WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund, WisdomTree Emerging Markets ESG Fund, WisdomTree Emerging Markets ex-China Fund, WisdomTree International ESG Fund, WisdomTree U.S. Corporate Bond Fund, WisdomTree U.S. High Yield Corporate Bond Fund, WisdomTree U.S. Short-Term Corporate Bond Fund, WisdomTree Emerging Markets Efficient Core Fund, WisdomTree International Efficient Core Fund, WisdomTree U.S. Efficient Core Fund, WisdomTree Artificial Intelligence and Innovation Fund, WisdomTree Battery Value Chain and Innovation Fund, WisdomTree BioRevolution Fund, WisdomTree Cloud Computing Fund, and WisdomTree Cybersecurity Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting WisdomTree Trust (the “Trust”)), including the schedules of investments, as of June 30, 2023, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting WisdomTree Trust) at June 30, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights

WisdomTree Dynamic Currency Hedged International Equity Fund

WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund

WisdomTree Emerging Markets ESG Fund

WisdomTree International ESG Fund

WisdomTree U.S. Corporate Bond Fund

WisdomTree U.S. High Yield Corporate Bond Fund

WisdomTree U.S. Short-Term Corporate Bond Fund

	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the five years in the period ended June 30, 2023
WisdomTree U.S. Efficient Core Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the four years in the period ended June 30, 2023 and the period from August 2, 2018 (commencement of operations) through June 30, 2019
WisdomTree Cloud Computing Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the three years in the period ended June 30, 2023 and the period from September 6, 2019 (commencement of operations) through June 30, 2020
WisdomTree Cybersecurity Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period from January 28, 2021 (commencement of operations) through June 30, 2021
WisdomTree Emerging Markets Efficient Core Fund WisdomTree International Efficient Core Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period from May 20, 2021 (commencement of operations) through June 30, 2021
WisdomTree BioRevolution Fund	For the year ended June 30, 2023	For each of the two years in the period ended June 30, 2023	For each of the two years in the period ended June 30, 2023 and the period from June 3, 2021 (commencement of operations) through June 30, 2021

166	WisdomTree Trust

Report of Independent Registered Public Accounting Firm (concluded)

Individual fund constituting the WisdomTree Trust	Statement of operations	Statements of changes in net assets	Financial highlights
WisdomTree Artificial Intelligence and Innovation Fund	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period from December 9, 2021 (commencement of operations) through June 30, 2022
WisdomTree Battery Value Chain and Innovation Fund	For the year ended June 30, 2023	For the year ended June 30, 2023 and the period from February 17, 2022 (commencement of operations) through June 30, 2022
WisdomTree Emerging Markets ex-China Fund	For the period from September 22, 2022 (commencement of operations) through June 30, 2023

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more WisdomTree investment companies since 2006.

New York, New York

August 28, 2023

WisdomTree Trust	167

Liquidity Risk Management Program (unaudited)

The Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 (the “Rule”) under the Investment Company Act of 1940, as amended. The Rule requires registered open-end funds, including exchange-traded funds such as the Funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The Rule is designed to mitigate the risk that a Fund could not meet redemption requests without significantly diluting the interest of remaining investors. The Board has appointed WisdomTree Asset Management, Inc., the investment advisor to the Funds, as the Program Administrator for each Fund’s Program.

The Rule requires the Funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-ended fund and whether the Fund has a relatively concentrated portfolio or large positions in particular issuers. The Funds must also assess their use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The Rule also requires the Funds to classify their investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid or illiquid based on the number of days a Fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a Fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value of the investment. A Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a Fund permits redemptions in-kind, the Rule requires the Fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the Rule’s requirements, the Program has been reviewed and approved by the Fund’s Board. Furthermore, the Board has received a written report prepared by the Program Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program. The Program Administrator has monitored the Fund’s liquidity risk and the liquidity classifications of the securities held by the Fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the Funds. During the period, the Funds held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable Fund redemption forecasts and foreseeable stressed Fund redemption forecasts, the Program Administrator believes that the Funds maintain sufficient highly liquid assets to meet Fund redemptions.

168	WisdomTree Trust

Trustees and Officers Information (unaudited)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Trustees Who Are Interested Persons of the Trust

Jonathan Steinberg (1964)	Trustee, 2005- present; President, 2005-present	Chief Executive Officer, WisdomTree and WisdomTree Asset Management since 2005; President, WisdomTree and WisdomTree Asset Management from 2012 to 2019.	80	Director, WisdomTree and WisdomTree Asset Management.

Trustees Who Are Not Interested Persons of the Trust

David G. Chrencik* (1948)	Trustee, 2014-present	Chief Financial Officer of Sarus Indochina Select LP (hedge fund) since 2012; Chief Financial Officer of GeoGreen BioFuels, Inc. (biodiesel fuel producer) from 2010 to 2014; Audit Partner at PricewaterhouseCoopers LLP (public accounting firm) from 1972 to 2009 (includes positions prior to becoming Audit Partner and predecessor firms).	80	None.

Joel Goldberg**, *** (1945)	Trustee, 2012-present	Attorney, Partner at Stroock & Stroock & Lavan LLP from 2010 to 2018; Attorney, Partner at Willkie Farr & Gallagher LLP from 2006 to 2010.	80	Director, Better Business Bureau (Metropolitan New York, Long Island and the Mid-Hudson Region).

Toni Massaro*** (1955)	Trustee, 2006-present	Dean Emerita at the University of Arizona James E. Rogers College of Law (“Rogers College of Law”) since 2009 (distinguished Emerita in July 2009); Dean of the Rogers College of Law from 1999 to 2009; Regents’ Professor since 2006; Milton O. Riepe Chair in Constitutional Law since 1997; Professor at the Rogers College of Law since 1990.	80	None.

Melinda A. Raso Kirstein**** (1955)	Trustee, 2014-present	Retired since 2004, Merrill Lynch Investment Management, Vice President; Senior Portfolio Manager, Fixed Income Management; Director, Tax Exempt Fund Management.	80	Associate Alumnae of Douglass College, Chair of Investment Committee.

Victor Ugolyn (1947)	Trustee, 2006-present; Chairman of the Board, 2006-present	Private Investor, from 2005 to present; President and Chief Executive Officer of William D. Witter, Inc. from 2005 to 2006; Consultant to AXA Enterprise in 2004; Chairman, President and Chief Executive Officer of Enterprise Capital Management (subsidiary of The MONY Group, Inc.) and Enterprise Group of Funds, Chairman of MONY Securities Corporation, and Chairman of the Fund Board of Enterprise Group of Funds from 1991 to 2004.	80	None.

WisdomTree Trust	169

Trustees and Officers Information (unaudited) (concluded)

Name and Year of Birth of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer+	Other Directorships Held by Trustee
Officers of the Trust

Jonathan Steinberg***** (1964)	President, 2005- present; Trustee, 2005-present	Chief Executive Officer, WisdomTree and WisdomTree Asset Management since 2005; President, WisdomTree and WisdomTree Asset Management from 2012 to 2019.	80	See Interested Trustees Table Above.

David Castano***** (1971)	Treasurer, 2013-present	Head of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Director of Fund Accounting & Administration, WisdomTree Asset Management, 2011 to 2020.	80	None.

Terry Jane Feld***** (1960)	Chief Compliance Officer, 2012-present	Head of U.S. Compliance, WisdomTree Asset Management since 2022; Chief Compliance Officer WisdomTree Asset Management since 2012.	80	None.

Joanne Antico***** (1975)	Chief Legal Officer and Secretary, 2021-present	General Counsel, WisdomTree Asset Management since 2021; Assistant General Counsel, WisdomTree Asset Management 2016 to 2021; Executive Director and Assistant Secretary, Morgan Stanley Investment Management Inc., 2005 to 2016.	80	None.

TJ Darnowski***** (1984)	Assistant Secretary, 2021-present	Senior Investment Management Paralegal, WisdomTree Asset Management since 2021; Senior Legal Administrator, Ultimus Fund Solutions, 2019-2021; Assistant Vice President, State Street Bank & Trust Company, 2010 to 2019.	80	None.

Clint Martin***** (1977)	Assistant Treasurer, 2015-present	Director of Fund Accounting & Administration, WisdomTree Asset Management, since 2020; Fund Manager, Fund Accounting & Administration, WisdomTree Asset Management, 2012 to 2020.	80	None.

Angela Borreggine***** (1964)	Assistant Secretary, 2021-present	Assistant General Counsel, WisdomTree Asset Management since 2022; Vice President and Senior Counsel, Virtus Investment Partners, 2021-2022; Director, Senior Counsel, Allianz Global Investors, 2007-2021.	80	None.

+	As of June 30, 2023.

*	Chair of the Audit Committee.

**	Chair of the Contracts Review Committee.

***	Co-Chair of the Governance, Nominating and Compliance Committee.

****	Chair of the Investment Committee.

*****	Elected by and serves at the pleasure of the Board.

170	WisdomTree Trust

Supplemental Information (unaudited)

Federal Income Tax Information

The following Federal tax information related to the Funds’ fiscal year or period ended June 30, 2023, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2024.

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year or period ended June 30, 2023, the following represents the maximum amount of ordinary income distributions that may be considered qualified dividend income:

Fund	Qualified Dividend Income
Dynamic Currency Hedged International Equity Fund	$7,764,874
Dynamic Currency Hedged International SmallCap Equity Fund	4,217,752
Emerging Markets ESG Fund	325,380
Emerging Markets ex-China Fund[1]	129,595
International ESG Fund	246,189
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
Emerging Markets Efficient Core Fund	606,108
International Efficient Core Fund	4,844,176
U.S. Efficient Core Fund	9,785,910
Artificial Intelligence and Innovation Fund	1,534
Battery Value Chain and Innovation Fund	21,975
BioRevolution Fund	15,662
Cloud Computing Fund	—
Cybersecurity Fund	7,191
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

The Dynamic Currency Hedged International SmallCap Equity Fund designates $1,343,894 paid during the fiscal year ended June 30, 2023, or if subsequently determined to be different, the maximum amount allowable by tax law, as a long-term capital gain dividend in accordance with Internal Revenue Code Section 852(b)(3)(C).

The Funds designate the following amount of ordinary income distributions paid during the fiscal year or period ended June 30, 2023 from qualified short-term gains and qualified interest income:

Fund	Qualified Short- Term Gains	Qualified Interest Income
Dynamic Currency Hedged International Equity Fund	0.00%	0.00%
Dynamic Currency Hedged International SmallCap Equity Fund	0.00%	0.00%
Emerging Markets ESG Fund	0.00%	0.00%
Emerging Markets ex-China Fund[1]	0.00%	0.00%
International ESG Fund	0.00%	0.00%
U.S. Corporate Bond Fund	0.00%	100.00%
U.S. High Yield Corporate Bond Fund	0.00%	100.00%
U.S. Short-Term Corporate Bond Fund	0.00%	100.00%
Emerging Markets Efficient Core Fund	0.00%	0.00%
International Efficient Core Fund	0.00%	0.00%
U.S. Efficient Core Fund	0.00%	0.00%
Artificial Intelligence and Innovation Fund	0.00%	0.00%
Battery Value Chain and Innovation Fund	0.00%	0.00%
BioRevolution Fund	0.00%	0.00%
Cloud Computing Fund	0.00%	0.00%
Cybersecurity Fund	0.00%	0.00%
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

WisdomTree Trust	171

Supplemental Information (unaudited) (concluded)

The following represents the percentage of dividends paid during the fiscal year or period ended June 30, 2023, that qualify for the 70% dividends received deduction for corporate shareholders:

Fund	Dividends-Received Deduction
Dynamic Currency Hedged International Equity Fund	—
Dynamic Currency Hedged International SmallCap Equity Fund	—
Emerging Markets ESG Fund	0.19%
Emerging Markets ex-China Fund[1]	—
International ESG Fund	—
U.S. Corporate Bond Fund	—
U.S. High Yield Corporate Bond Fund	—
U.S. Short-Term Corporate Bond Fund	—
Emerging Markets Efficient Core Fund	0.10%
International Efficient Core Fund	—
U.S. Efficient Core Fund	100.00%
Artificial Intelligence and Innovation Fund	45.22%
Battery Value Chain and Innovation Fund	7.04%
BioRevolution Fund	93.81%
Cloud Computing Fund	—
Cybersecurity Fund	99.89%
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries during the fiscal year or period ended June 30, 2023. The gross foreign source income and foreign taxes paid are as follows:

Fund	Gross Foreign Income	Foreign Taxes Paid
Dynamic Currency Hedged International Equity Fund	$10,369,613	$676,008
Dynamic Currency Hedged International SmallCap Equity Fund	6,604,534	460,295
Emerging Markets ESG Fund	718,391	112,838
Emerging Markets ex-China Fund[1]	218,692	39,229
International ESG Fund	302,778	24,338
U.S. Corporate Bond Fund	—	—
U.S. High Yield Corporate Bond Fund	—	—
U.S. Short-Term Corporate Bond Fund	—	—
Emerging Markets Efficient Core Fund	1,393,269	160,854
International Efficient Core Fund	5,400,708	454,557
U.S. Efficient Core Fund	—	—
Artificial Intelligence and Innovation Fund	—	—
Battery Value Chain and Innovation Fund	57,872	9,697
BioRevolution Fund	—	—
Cloud Computing Fund	—	—
Cybersecurity Fund	—	—
[1]	For the period September 22, 2022 (commencement of operations) through June 30, 2023.

172	WisdomTree Trust

General Information (unaudited)

Proxy Voting Policies, Procedures and Record

A complete copy of the Proxy Voting Policy may be obtained upon request, at no charge, by calling 1-866-909-WISE (9473) or writing to: WisdomTree Trust, c/o Foreside Fund Services, LLC, Three Canal Plaza Suite 100, Portland, ME, 04101.

The Trust is required to disclose annually the Funds’ complete proxy voting record on Form N-PX covering the most recent 12-month period ended June 30 and to file Form N-PX with the SEC no later than August 31 of each year. The current Form N-PX for the Funds is available at no charge upon request by calling 1-866-909-WISE (9473) or through the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an exhibit to their reports on Form N-PORT. Copies of the filings are available, without charge, on the SEC’s website at www.sec.gov and are also available by calling the Trust at 1-866-909-WISE (9473). Copies of the filings may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

Information about each Fund’s portfolio holdings is available daily, without charge, at www.wisdomtree.com/investments.

The Statement of Additional Information (“SAI”) has additional information about the Funds’ Trustees and Officers and is available without charge upon request. Contact your financial representative for a free prospectus or SAI.

Frequency Distribution of Discounts & Premiums

Information about differences between the per share net asset value of each Fund and the market trading price of shares of each Fund are available, without charge, at www.wisdomtree.com/investments.

WisdomTree Trust	173

The WisdomTree Funds are exchange traded funds (“ETFs”) registered with the United States Securities and Exchange Commission as separate series (“Funds”) of WisdomTree Trust (“Trust”). WisdomTree Asset Management, Inc., a wholly owned subsidiary of WisdomTree, Inc., serves as the investment adviser to the Trust. None of the WisdomTree entities are affiliated with Foreside Fund Services, LLC, the Funds’ distributor. WisdomTree, Inc., its affiliates and their independent providers are not liable for any informational errors, incompleteness, delays, or for any actions taken in reliance on information contained herein.

There are risks associated with investing including possible loss of principal. Foreign investing involves special risks, such as risk of loss from currency fluctuation or political or economic uncertainty. Investments in real estate involve additional special risks, such as credit risk, interest rate fluctuations and the effect of varied economic conditions. Funds that focus their investments in one country or region may be significantly impacted by events and developments associated with the region which can adversely affect performance. Funds focusing on a single sector and/or smaller companies generally experience greater price volatility. Investments in emerging, offshore or frontier markets are generally less liquid and less efficient than investments in developed markets and are subject to additional risks, such as risks of adverse governmental regulation and intervention or political developments. Fixed income investments are subject to interest rate risk; their value will normally decline as interest rates rise. In addition, when interest rates fall income may decline. Fixed income investments are also subject to credit risk, the risk that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. High-yield or “junk” bonds have lower credit ratings and involve a greater risk to principal. While the fixed income funds attempt to limit credit and counterparty exposure, the value of an investment in the Funds may change quickly and without warning in response to issuer or counterparty defaults and changes in the credit ratings of the Fund’s portfolio investments. Investments in currency involve additional special risks, such as credit risk and interest rate fluctuations. Derivative investments can be volatile and these investments may be less liquid than other securities, and more sensitive to the effect of varied economic conditions. As these Funds can have a high concentration in some issuers the Funds can be adversely impacted by changes affecting such issuers. Due to the investment strategy of certain Funds they may make higher capital gain distributions than other ETFs. Please read the Fund’s prospectus for specific details regarding the Fund’s risk profile.

Indexes are unmanaged and you cannot invest directly in an index.

Transactions in Fund shares will result in brokerage commissions and will generate tax consequences. Shares may be sold through brokerage accounts, but may be redeemed from the Funds only by Authorized Participants in large creation unit sizes of shares.

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Scan the QR code with your

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WisdomTree.com/investments

WisdomTree Fund shares are distributed by Foreside Fund Services, LLC, in the U.S.

WTGM-8106

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(c)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(d)	The code of ethics is attached hereto as exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial expert serving on the registrant’s audit committee is David Chrencik, who is an independent trustee of the registrant, as that term is defined under Item 3(a)(2).

.Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $392,795 for 2023 and $350,253 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed for each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2023 and $0 for 2022.

Tax Fees

(c)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for service fees for analysis of potential Passive Foreign Investment Companies, tax compliance, tax advice, and tax planning were $129,600 for 2023 and $130,790 for 2022.

All Other Fees

(d)

The aggregate fees billed for each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Per Rule-01(c) (7) (A), the registrant’s audit committee charter provides that the audit committee shall select and approve in advance the retention of independent accountants to annually audit and provide their opinion on the registrant’s financial statements. The audit committee also must approve, prior to appointment, the engagement of the principal accountant to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by, or under common control with its investment adviser (“adviser/affiliate”) that provides ongoing services to the registrant, if the engagement by the investment adviser or adviser affiliate relates directly to the operations and financial reporting of the registrant. The audit committee also must, prior to appointment of the engagement of the principal accountant, review and approve the fees proposed to be charged to the registrant by the auditors for each audit and non-audit service. The audit committee also must consider whether non-audit services provided by the registrant’s principal accountant to the registrant’s investment adviser, or adviser/affiliate that provides ongoing services to the registrant, are compatible with maintaining the auditor’s independence.

(e)(2)	The registrant’s audit committee has approved 100% of services described in each of Items 4(b) through (d) pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $129,600 for 2023 and $130,790 for 2022.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has a separately designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are David Chrencik, Melinda Raso Kirstein and Victor Ugolyn.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	WisdomTree Trust

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jonathan L. Steinberg
Jonathan L. Steinberg, President
(principal executive officer)

Date: September 6, 2023

By (Signature and Title)	/s/ David Castano
David Castano, Treasurer
(principal financial officer)

Date: September 6, 2023